Use these links to rapidly review the document

PINNACLE GAS RESOURCES, INC. Index to Form 10-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Pinnacle Gas Resources, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common stock, par value $0.01 per share, of Pinnacle Gas Resources, Inc. ("Common Stock")
	(2)	Aggregate number of securities to which transaction applies: 30,320,525 shares of common stock, including 340,493 shares of unvested restricted stock.
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The filing fee was determined by multiplying 0.0000713 by the sum of: (i) the product of 20,228,770 shares of common stock multiplied by $0.34 per share, plus; (ii) the product of 340,493 shares of unvested restricted common stock multiplied by $0.34 per share, which represents the amount to be received upon the cancellation of such restricted common stock and the payment of merger consideration for such shares, plus (iii) the product of 9,751,262 shares of common stock multiplied by $0.34 per share, representing shares of common stock to be contributed to the acquiring entity in the transactions described on this schedule.
	(4)	Proposed maximum aggregate value of transaction: $10,308,979
	(5)	Total fee paid: $735.03
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY COPY—SUBJECT TO COMPLETION, DATED JUNE 10, 2010

PINNACLE GAS RESOURCES, INC.
1 East Alger Street
Sheridan, Wyoming 82801

PROPOSED CASH MERGER—YOUR VOTE IS VERY IMPORTANT

, 2010

To our Stockholders:

        After careful consideration, the Board of Directors of Pinnacle Gas Resources, Inc., a Delaware corporation ("Pinnacle"), has unanimously approved an Agreement and Plan of Merger ("Merger Agreement") providing for Pinnacle's acquisition by Powder Holdings, LLC, a Delaware limited liability company ("Powder").

        If the merger is completed, each share of our Common Stock issued and outstanding immediately prior to the effective time of the merger (other than shares owned by Powder, Powder Acquisition Co. or any other subsidiary of Powder or held in treasury by us and other than shares held by stockholders, if any, who have properly exercised and perfected statutory appraisal rights) will be converted into the right to receive $0.34 in cash, without interest and less any applicable withholding tax.

        At a special meeting of our stockholders, you will be asked to vote on a proposal to adopt the Merger Agreement, as it may be amended from time to time. The special meeting will be held on      , 2010, at 10:00 a.m. Mountain Time, at the offices of Moye White LLP, 1400 16th Street, Sixth Floor, Denver, Colorado 80202. Notice of the special meeting and the related proxy statement are enclosed.

        Our Board of Directors established a special committee of three independent directors who negotiated, reviewed and considered the terms of the Merger Agreement and alternative transactions (the "Special Committee"). The Special Committee determined that the merger, as contemplated by the Merger Agreement, is fair to, and in the best interest of, our stockholders, and the Special Committee unanimously recommended that the Board of Directors approve the merger and the Merger Agreement and recommend its adoption by our stockholders. Our Board of Directors then unanimously determined that the merger and Merger Agreement and the other transactions contemplated thereby are advisable, fair and in the best interest of Pinnacle and its stockholders and recommends that our stockholders vote to approve the merger and adopt the Merger Agreement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE MERGER AND ADOPTION OF THE MERGER AGREEMENT AND, IF NECESSARY, TO ADJOURN THE SPECIAL MEETING FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES TO VOTE IN FAVOR OF APPROVING THE MERGER AND ADOPTING THE MERGER AGREEMENT.

        If the merger is completed, Pinnacle will no longer be a publicly traded company, our Common Stock will not be quoted on the NASDAQ Global Market and you will not participate in our future earnings or growth.

        The accompanying proxy statement provides detailed information about the special meeting, the Merger Agreement and the merger. A copy of the Merger Agreement is attached as Exhibit A to the accompanying proxy statement. We encourage you to read the entire proxy statement and the Merger Agreement carefully. You may also obtain more information about us from documents we have filed with the Securities and Exchange Commission.

        Concurrently with the execution of the Merger Agreement, Pinnacle and certain Pinnacle stockholders comprised of certain of our directors and executive officers, DLJ Merchant Banking Partners III, L.P. and affiliated investment funds ("DLJ"), and CCBM, Inc., entered into a voting agreement with Powder pursuant to which they have agreed to vote all shares of Common Stock held by them in favor of the adoption of the Merger Agreement (the "Voting Agreement"). An aggregate of 43.8% of the shares of our outstanding Common Stock entitled to vote at the special meeting are subject to the Voting Agreement and will vote in favor of the Merger and adoption of the Merger Agreement.

        Your vote is very important. We cannot complete the merger without the affirmative vote in favor of the adoption of the Merger Agreement of the holders of (i) at least a majority of the outstanding shares of Common Stock entitled to vote, and (ii) at least a majority of the outstanding shares of Common Stock held by persons who are unaffiliated with DLJ, our chief executive officer and our chief financial officer. The failure of any stockholder to vote on the proposal to adopt the Merger Agreement, as it may be amended from time to time, will have the same effect as a vote against the adoption of the Merger Agreement.

        Whether or not you plan to attend the special meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy in the accompanying reply envelope. If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

        On behalf of your Board of Directors, thank you for your continued support.

Sincerely,

/s/ Peter G. Schoonmaker President and Chief Executive Officer , 2010

        Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

        This proxy statement is dated                    , 2010 and is first being mailed to stockholders of Pinnacle on or about                    , 2010.

PINNACLE GAS RESOURCES, INC.
1 East Alger Street
Sheridan, Wyoming 82801

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On            , 2010

To our Stockholders:

        We will hold a special meeting of stockholders of Pinnacle Gas Resources, Inc. ("Pinnacle") at the offices of Moye White LLP, 1400 16th Street, Sixth Floor, Denver, Colorado 80202, on                  , 2010 at 10:00 a.m. Mountain Time, for the following purposes:

  •
  Adoption of the Merger Agreement.  To consider and vote on a proposal to adopt the Agreement and Plan of Merger (the "Merger Agreement") dated as of February 23, 2010, by and among Pinnacle, Powder Holdings, LLC, a Delaware limited liability company ("Powder") and Powder Acquisition Co., a Delaware corporation and a wholly owned subsidiary of Powder ("Merger Sub"), as it may be amended from time to time. A copy of the Merger Agreement is attached as Exhibit A to the accompanying proxy statement. Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Pinnacle and Pinnacle will continue as the surviving corporation (the "Merger"). Upon completion of the Merger, each share of our Common Stock, par value $.01 per share (the "Common Stock"), issued and outstanding immediately prior to the effective time of the Merger (other than shares owned by Powder, Merger Sub or held in treasury by us and other than shares held by stockholders, if any, who have properly exercised and perfected statutory appraisal rights) will be converted into the right to receive $0.34 in cash, without interest and less any applicable withholding tax.

  •
  Postponement or Adjournment of Special Meeting.  To grant to the proxyholders the authority to vote in their discretion with respect to the approval of any proposal to postpone or adjourn the special meeting to a later date to solicit additional proxies in favor of the adoption of the Merger Agreement if there are not sufficient votes for adoption of the Merger Agreement at the special meeting or any postponement or adjournment thereof.

  •
  Other Matters.  To consider and vote upon any other matter that may properly come before the special meeting or any postponement or adjournment thereof.

        These items of business are described in the attached proxy statement. Only our stockholders of record at the close of business on            , 2010, the record date for the special meeting, are entitled to notice of and to vote at the special meeting and any adjournments or postponements of the special meeting.

        Our Board of Directors established a Special Committee of three independent directors who negotiated, reviewed and considered the terms of the Merger Agreement and alternative transactions (the "Special Committee"). The Special Committee determined that the Merger is fair to, and in the best interest of, our stockholders, and recommended that the Board of Directors approve the Merger and the Merger Agreement and recommend its approval by our stockholders. Our Board of Directors then unanimously determined that the Merger and Merger Agreement and the other transactions contemplated thereby are advisable, fair and in the best interest of Pinnacle and its stockholders and recommends that our stockholders vote to approve the Merger and adopt the Merger Agreement.

        The adoption of the Merger Agreement requires the affirmative vote of the holders of (i) at least a majority of the outstanding shares of Common Stock entitled to vote; and (ii) at least a majority of the outstanding shares of Common Stock held by persons who are unaffiliated with DLJ Merchant Banking Partners III, L.P. and affiliated investment funds, our chief executive officer and chief financial officer.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF
THE MERGER AND ADOPTION OF THE MERGER AGREEMENT AND, IF NECESSARY,
TO ADJOURN THE SPECIAL MEETING FOR THE PURPOSE OF SOLICITING
ADDITIONAL PROXIES TO VOTE IN FAVOR OF APPROVING THE MERGER
AND ADOPTING THE MERGER AGREEMENT.

        It is important that your shares be represented and voted whether or not you plan to attend the special meeting in person. Even if you plan to attend the special meeting in person, we request that you complete, sign, date and return the enclosed proxy prior to the special meeting. If you are a stockholder of record, voting in person at the meeting will revoke any proxy previously submitted. If your shares are held in "street name," which means shares held of record by a broker, bank or other nominee, you should check the voting form used by that firm to be sure such firm votes those shares in accordance with your instructions. Submitting a proxy by mailing the enclosed proxy card in a timely manner will ensure your shares are represented at the special meeting. Please review the instructions in the accompanying proxy statement and the enclosed proxy card or the information forwarded by your broker, bank or other nominee regarding the voting of your shares.

        Stockholders who do not vote in favor of the proposal to adopt the Merger Agreement will have the right to seek appraisal of the fair value of their shares of Common Stock if the Merger is completed, but only if they deliver a written demand for appraisal before the vote is taken on the Merger Agreement and comply with all applicable requirements of Delaware law, which are summarized in the accompanying proxy statement.

By Order of the Board of Directors,
/s/ Peter G. Schoonmaker President and Chief Executive Officer
Sheridan, Wyoming , 2010

i

ii

WHERE YOU CAN FIND MORE INFORMATION	92
Exhibit A Merger Agreement	A-1
Exhibit B Voting Agreement	B-1
Exhibit C Fairness Opinion	C-1
Exhibit D Dissenters' Rights Provisions	D-1
Exhibit E Contribution Agreement	E-1
Exhibit F Pinnacle's Annual Report on Form 10-K for year ending December 31, 2009	F-1
Exhibit G Summary of Management's Projections (filed as Exhibit (c)(2) to Schedule 13e-3 Amendment 1 filed on May 25, 2010)
Exhibit H Form of Amended and Restated Limited Liability Company Agreement of Powder Holdings, LLC (filed as Exhibit (d)(3) of Amendment No. 2 to Schedule 13E-3 filed on June 10, 2010)

iii

SUMMARY TERM SHEET

        The following summary highlights selected information in this proxy statement and may not contain all the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its exhibits and the documents referred to or incorporated by reference in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that topic. See "Where You Can Find More Information."

        Except as otherwise specifically noted in this proxy statement, "Pinnacle," "we," "our," "us" and similar words in this proxy statement refer to Pinnacle Gas Resources, Inc. References to the "surviving corporation" are to Pinnacle, as the surviving corporation in the merger and a direct, wholly owned subsidiary of Powder Holdings, LLC.

 The Parties Involved in the Merger (page    )

        Pinnacle Gas Resources, Inc., a Delaware corporation, is an independent energy company engaged in the acquisition, exploration and development of domestic on-shore natural gas reserves. It focuses on the development of coal bed methane ("CBM") properties located in the Rocky Mountain Region. Pinnacle holds its CBM acreage primarily in the Powder River Basin in northeastern Wyoming and southern Montana, as well as in the Green River Basin in southern Wyoming.

        Powder Holdings, LLC, which we refer to as "Powder," is a privately held Delaware limited liability company that has been formed to acquire Pinnacle. Upon completion of the Merger, Pinnacle will be a direct, wholly owned subsidiary of Powder. Currently Powder is wholly-owned by Scotia Waterous (USA), Inc., which we refer to as "Scotia." Under the terms of the Contribution Agreement, discussed below, Powder is anticipated to hold 9,751,262 shares, or approximately 32.5%, of our outstanding Common Stock immediately prior to the effective time of the Merger, and will be primarily owned by Scotia and DLJ. Pinnacle's chief executive officer and chief financial officer are anticipated to retain their executive positions with Pinnacle and will be issued profits interests with limited voting rights in Powder.

        Powder Acquisition Co., which we refer to as "Merger Sub," is a direct, wholly owned subsidiary of Powder and is a Delaware corporation. It was formed solely for the purpose of effecting the Merger, has no assets or liabilities, other than its rights and obligations under the Merger Agreement and the related documents, and has not generated any revenues or incurred material expenses. Merger Sub has no employees and has conducted no business operations.

        DLJ Merchant Banking Partners III, L.P. and affiliated investment funds (collectively, "DLJ") is a stockholder of Pinnacle that, as of March     , 2010, beneficially owned 9,751,262 shares, or approximately 32.5% of our outstanding Common Stock. Pursuant to the terms of the Contribution Agreement, discussed below, immediately prior to the effective time of the Merger, DLJ will contribute its shares of Common Stock to Powder in exchange for ownership interests in Powder, after which Powder is expected to be primarily owned by Scotia and DLJ. Pinnacle's chief executive officer and chief financial officer are anticipated to retain their executive positions with Pinnacle and will be issued profits interests with limited voting rights in Powder.

        DLJ and Powder are parties to the voting agreement, discussed below, and have agreed to vote these shares in favor of the Merger.

Contribution Agreement (page    )

        Concurrently with the execution of the Merger Agreement, DLJ, Powder and Scotia entered into a contribution agreement (the "Contribution Agreement"), pursuant to which, subject to the satisfaction of certain conditions, immediately prior to the effective time of the Merger, DLJ will contribute all shares of Common Stock owned by it to Powder, in exchange for ownership interests in Powder. Scotia

1

is currently in the process of raising an emerging manager fund (the "SW Fund"). Pursuant to the terms of the Contribution Agreement, if and when the SW Fund is formed, Scotia will cause the SW Fund to agree that, upon the satisfaction or waiver of the conditions in the Merger Agreement and the Contribution Agreement, the SW Fund will contribute cash to Powder in an amount sufficient to enable Merger Sub to complete the Merger. If the SW Fund is not formed, Scotia will have the right but not the obligation to contribute cash to Powder in an amount sufficient to enable Merger Sub to complete the Merger.

The Special Meeting (page    )

Date, Time and Place (page    )

        The special meeting of our stockholders will be held on                        , 2010 at the offices Moye White LLP, 1400 16th Street, Sixth Floor, Denver, Colorado 80202, at 10:00 a.m., Mountain Time.

Purpose (page    )

        At the special meeting you will be asked to approve a proposal to adopt the Merger Agreement, as it may be amended from time to time. You may also be asked to vote to postpone or adjourn the special meeting to a later date to solicit additional proxies in favor of the adoption of the Merger Agreement if there are not sufficient votes for adoption of the Merger Agreement and to consider and vote upon any other matter that may properly come before the special meeting or any postponement or adjournment thereof.

Record Date and Quorum (page    )

        You are entitled to vote at the special meeting if you owned shares of Common Stock at the close of business on                        , 2010, the record date for the special meeting. You will have one vote for each share of Common Stock that you owned on the record date. As of March     , 2010, there were 29,980,032 shares of Common Stock entitled to be voted.

        A majority of the outstanding shares of our Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum for purposes of the special meeting.

Vote Required to Adopt the Merger Agreement (page    )

        The adoption of the Merger Agreement requires: (i) the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote; and (ii) the affirmative vote of at least a majority of the outstanding shares of Common Stock held by persons who are unaffiliated with DLJ, our chief executive officer and chief financial officer. A failure to vote your shares of Common Stock, an abstention or a broker non-vote will have the same effect as voting "AGAINST" the adoption of the Merger Agreement.

        Under the terms of the Voting Agreement discussed below: (i) holders of an aggregate of 43.8% of the outstanding shares of Common Stock entitled to vote (of which the affirmative vote of the holders of at least a majority of such shares is required to adopt the Merger Agreement) have agreed to vote in favor of the Merger and adopt the Merger Agreement; and (ii) holders of 16.4% of the shares of outstanding Common Stock entitled to vote who are unaffiliated with DLJ, our chief executive officer and chief financial officer (of which the affirmative vote of the holders of a majority of such shares is required to adopt the Merger Agreement) have agreed to vote in favor of the Merger and adopt the Merger Agreement.

2

Voting Agreement (page    )

        Concurrently with the execution of the Merger Agreement, Pinnacle, and certain Pinnacle stockholders comprised of certain of Pinnacle's directors and executive officers, DLJ and CCBM, Inc. entered into a Voting Agreement with Powder pursuant to which they have agreed to vote all shares of Common Stock held by them in favor of the adoption of the Merger Agreement. A copy of the Voting Agreement is attached as Exhibit B.

        An aggregate of 13,131,680 shares of Common Stock are subject to the Voting Agreement, representing 43.8% of the shares of Common Stock entitled to vote. Of these shares, 3,301,014 shares of Common Stock are held by persons who are not affiliated with DLJ, our chief executive officer or chief financial officer, representing 16.4% of the shares of Common Stock held by such persons.

Voting and Proxies (page    )

        Any stockholder of record entitled to vote at the special meeting may submit a proxy by returning the enclosed proxy card by mail, by telephone, by the Internet or by voting in person by appearing at the special meeting. If your shares of Common Stock are held in "street name" by your broker, bank or other nominee, you should instruct your broker, bank or other nominee on how to vote your shares of Common Stock using the instructions provided by your broker, bank or other nominee. If you do not provide your broker, bank or other nominee with instructions, your shares of Common Stock will not be voted and that will have the same effect as a vote "AGAINST" the adoption of the Merger Agreement.

Revocability of Proxy (page    )

        You have the right to change or revoke your proxy at any time before the vote taken at the special meeting:

  •
  by delivering to our Corporate Secretary, at Pinnacle Gas Resources, Inc., 1 East Alger Street, Sheridan, Wyoming 82801 a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

  •
  by attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy—you must vote in person at the meeting to revoke a prior proxy);

  •
  by submitting a later-dated proxy card; or

  •
  if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions.

The Merger (page    )

        You are being asked to consider and vote upon the adoption of the Merger Agreement. If the Merger Agreement is adopted by our stockholders, the other conditions to closing are satisfied or waived and the Merger Agreement is not terminated prior to the effective time of the Merger, Merger Sub will merge with and into Pinnacle and Pinnacle will continue as the surviving corporation as a direct, wholly-owned subsidiary of Powder (the "Merger").

        Upon completion of the Merger, each share of our Common Stock issued and outstanding immediately prior to the effective time of the Merger (other than shares owned by Powder, Merger Sub or any other subsidiary of Powder or held in treasury by us and other than shares held by stockholders, if any, who have properly exercised and perfected statutory appraisal rights) will be converted into the right to receive $0.34 in cash, without interest and less any applicable withholding tax. In this proxy statement, we refer to the consideration to be paid per share of Common Stock in the Merger as the

3

"Merger Consideration." Because DLJ will contribute its shares of Common Stock to Powder immediately prior to the effective time of the Merger, DLJ will not receive any Merger Consideration.

        The Merger is a "going-private" transaction. If the Merger is completed, we will no longer be a publicly traded company, we will not be required to file reports with the Securities and Exchange Commission, or the "SEC," our stock will not be quoted on the NASDAQ Global Market and you will not participate in our future earnings or growth.

        Each restricted stock award that is outstanding (collectively, the "Restricted Stock Awards"), granted under any equity based compensation plan of Pinnacle will, immediately prior to the effective time of the Merger, be automatically cancelled. Under the Merger Agreement, the holder of any such Restricted Stock Award will receive an amount in cash equal to (i) $0.34, multiplied by (ii) the total number of shares of our Common Stock subject to such Restricted Stock Award. There are an aggregate of 980,089 Restricted Stock Awards outstanding, the holders of which will receive approximately $333,230 upon consummation of the Merger.

        The Merger Agreement provides that the parties will close the Merger on the second business day after the satisfaction or waiver of the conditions described under "The Merger Agreement—Conditions to the Completion of the Merger" or at such other time as agreed between Powder, Merger Sub and us.

        We currently anticipate that the Merger will be completed during the second quarter of 2010. However, there can be no assurances that the Merger will be completed at all, or if completed, that it will be completed during the second quarter of 2010. Pursuant to the terms of the seventh amendment to our credit facility with our lender, we are required to complete the Merger on or before June 15, 2010. If we are unable to complete the Merger on or before that date, we will be in default under the terms of our credit facility and all outstanding amounts thereunder will be immediately due and payable. If the Merger is not completed, you will remain subject to all of the risks you are currently subject to as a holder of our Common Stock, including the risk that our lender would then take action to enforce its rights with respect to the outstanding obligations owed to it and that we may be forced to liquidate or to otherwise seek protection under federal bankruptcy laws. We can give you no assurance that in a bankruptcy proceeding you would receive any value for your shares. See "The Merger—Effects on Pinnacle if the Merger is Not Completed."

        Aside from compliance with applicable SEC disclosure requirements, Pinnacle does not believe that any federal or state regulatory requirements must be complied with or approvals obtained in connection with the contemplated Merger.

        Powder or Pinnacle may terminate the Merger Agreement under certain circumstances. See "The Merger—Termination of the Merger Agreement."

Purpose of the Merger (page    )

        For Pinnacle—the primary purpose of the Merger is to enable our unaffiliated stockholders to receive cash for their shares of Common Stock at a premium over the market price of our Common Stock on the date we announced the Merger.

        For DLJ—Scotia advised DLJ that it would be unwilling to proceed with the transaction unless DLJ agreed to "roll over" its investment by contributing all of its shares of Common Stock to Powder. Accordingly, the primary purpose for DLJ to engage in the transactions relating to the Merger is to retain an indirect equity interest in Pinnacle, as required by Scotia. DLJ has not purchased any Common Stock in the past two years, other than pursuant to assignments, for no consideration, by Ms. Schnabel to DLJ Merchant Banking III, Inc. of the shares of Common Stock awarded to her pursuant to her role as a Pinnacle director.

4

Recommendation of the Special Committee and our Board of Directors (page    )

        The Special Committee and our Board unanimously approved the Merger Agreement, including the Merger and the other transactions contemplated by the Merger Agreement, and declared the Merger Agreement fair, advisable and in the best interests of Pinnacle and its stockholders and unanimously recommended that the stockholders adopt the Merger Agreement. For a discussion of the material factors considered by the Special Committee and our Board in reaching their conclusions, see "The Merger—Fairness of the Merger; Reasons for the Recommendation of the Special Committee and our Board of Directors."

        Our Board unanimously recommends that you vote "FOR" the proposal to adopt the Merger Agreement, as it may be amended from time to time, and "FOR" the approval of any proposal to adjourn or postpone the special meeting to a later date to solicit additional proxies in favor of the adoption of the Merger Agreement if there are not sufficient votes for adoption of the Merger Agreement at the special meeting.

Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board of Directors (page    )

        The Special Committee and our Board each determined that the Merger and Merger Agreement are substantively and procedurally fair, advisable and in the best interests of our unaffiliated stockholders. In reaching this conclusion, the Special Committee and our Board of Directors considered, among other factors, the following:

  •
  The fact that Pinnacle had explored a significant number of strategic and financial alternatives over an extended period of time and the thoroughness of the process for exploring and reviewing these alternatives, including consideration of alternative transactions with other third parties.

  •
  The current and historical prices of our Common Stock and the fact that the Merger Consideration of $0.34 in cash per share of our Common Stock represented a premium of approximately 28% over the market price of our Common Stock immediately prior to the execution of the Merger Agreement.

  •
  If the Merger is not completed, we may be forced to liquidate or to otherwise seek protection under federal bankruptcy laws, and we can give you no assurance that in a bankruptcy proceeding you would receive any value for your shares.

  •
  The financial analysis and opinion of FBR Capital Markets & Co. ("FBR") delivered to the Special Committee as to the fairness, from a financial point of view as of the date of the opinion, of the $0.34 per share cash Merger Consideration to be received by holders of our Common Stock pursuant to the Merger. See Exhibit C to this proxy statement and "—Opinion of Our Financial Advisor" for more information on the analyses and opinion, including the assumptions made, matters considered and limits of review.

  •
  The fact that Pinnacle's operations have been constrained by a severe lack of liquidity, which has been exacerbated by the significant amortization payments required from our lender.

  •
  The fact that Pinnacle has been unable to comply with various covenants contained in the credit agreement with our lender, requiring waivers from our lender and creating the risk that the lender would be unwilling to continue to extend its waivers and could seek to enforce its rights and liens in response to the resulting defaults.

  •
  The substantial level of our trade payables outstanding for over 90 days and the resulting pressure from trade vendors, including the risk that key vendors could cease providing services to us which would significantly impair our operations.

5

  •
  That although the Merger Agreement includes limitations on soliciting alternative proposals for the acquisition of Pinnacle or our assets, the Board believes these provisions will not, and have not, significantly deterred interested parties from submitting alternative proposals.

Position of DLJ as to the Fairness of the Merger (page    )

        Under the SEC rules, DLJ is required to provide certain information in this proxy statement regarding its position as to the substantive and procedural fairness of the Merger to the unaffiliated stockholders of Pinnacle. DLJ did not undertake a formal evaluation of the fairness of the Merger and is making the statements in this section solely for purposes of complying with the SEC rules. The views of DLJ with respect to the fairness of the Merger are not, and should not be construed as, a recommendation to any stockholder as to how that stockholder should vote on the proposal to adopt the Merger Agreement. DLJ believes the Merger and the terms of the Merger to be fair to Pinnacle's unaffiliated stockholders. This belief is based upon DLJ's knowledge and analysis of Pinnacle, its financial condition and alternative transactions that have been presented to the Board, as well as the other factors discussed under the section "The Merger—Position of DLJ as to the Fairness of the Merger."

Opinion of the Financial Advisor to the Special Committee (page    )

        FBR delivered its opinion to the Special Committee that, as of February 23, 2010, and based upon and subject to the factors and assumptions set forth therein, the $0.34 per share in cash to be received by the holders of the outstanding shares of our Common Stock pursuant to the Merger Agreement was fair from a financial point of view to such stockholders.

        The full text of the written opinion of FBR, dated February 23, 2010, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Exhibit C. FBR provided its opinion for the information and assistance of the Special Committee in connection with its consideration of the transaction. The FBR opinion is not a recommendation as to how any holder of our Common Stock should vote with respect to the transaction.

Financing of the Merger (page    )

        Powder's obligation to complete the Merger is not contingent on its obtaining financing. The amount of funds necessary to pay the aggregate merger consideration to our stockholders and holders of Restricted Stock Awards is anticipated to be approximately $6,993,549, assuming:

  •
  a purchase price of $0.34 per share; and

  •
  none of our stockholders validly exercises and perfects its appraisal rights.

        In addition, if the Merger is completed, Powder intends to contribute funds to Pinnacle to pay down our past due trade payables and to pay off or refinance our outstanding indebtedness comprised of the balance owed on our credit facility of $6.1 million, the balance owed on the mortgage of our corporate building of approximately $0.8 million, past due trade payables of approximately $6.1 million, ad valorem taxes due of approximately $1.9 million and estimated transaction expenses of approximately $1.0 million, which totals approximately $15.9 million as of December 31, 2009.

        Powder has informed us that it intends to pay for the acquisition through a cash contribution from the SW Fund. Pursuant to the terms of the Contribution Agreement, and subject to the satisfaction of the conditions set forth in the Merger Agreement and Contribution Agreement, if and when the SW Fund is formed, Scotia will cause the SW Fund to agree that, upon the satisfaction or waiver of the conditions in the Merger Agreement and the Contribution Agreement, the SW Fund will contribute cash to Powder in an amount sufficient to enable Merger Sub to complete the Merger. If the SW Fund

6

is not formed, Scotia will have the right but not the obligation to contribute cash to Powder in an amount sufficient to enable Merger Sub to complete the Merger. If this cash contribution does not occur and Powder is unable to perform its obligations under the Merger Agreement, Pinnacle does not have any direct recourse to pursue remedies against Scotia.

Material United States Federal Income Tax Consequences (page    )

        The exchange of shares of Common Stock for cash in the Merger will be a taxable transaction for United States federal income tax purposes, and possibly for state, local and foreign tax purposes as well. See "The Merger—Material U.S. Federal Income Tax Consequences of the Merger to Our Stockholders." You should consult your tax advisor for a complete analysis of the effect of the Merger on your federal, state, local and/or foreign taxes.

Interests of Pinnacle's Directors and Officers in the Merger (page      )

        In considering the recommendation of our Board with respect to the Merger Agreement, you should be aware that our directors and executive officers have interests in the Merger that are different from, or in addition to, your interests as a stockholder. These interests include:

  •
  certain indemnification provisions in the Merger Agreement in favor of our directors and officers, including the maintenance of a six-year "tail" directors' and officers' liability insurance policy to cover directors and officers currently covered by our directors' and officers' liability insurance policy;

  •
  the payment of cash in exchange for Common Stock and Restricted Stock Awards as a result of the completion of the Merger, resulting in an aggregate payment of $333,230 to our directors and executive officers;

  •
  the Contribution Agreement among Powder and DLJ (of which one of our directors is affiliated), which will provide DLJ with an equity interest in Powder in return for its share contribution after completion of the Merger;

  •
  the issuance of profits interests with limited voting rights in Powder to our Chief Executive Officer and Chief Financial Officer if they retain their executive positions with Pinnacle after completion of the Merger. These profits interests would be eligible for distributions only after the SW Fund and DLJ have received distributions equal to the amount of their capital contributed to Powder. Thereafter, distributions will be allocated as follows: (i) 98% to SW Fund and DLJ and 2% to the profits interests until the aggregate distributions to SW Fund and DLJ result in an 8% internal rate of return on the capital contributions of SW Fund and DLJ; (ii) 90% to SW Fund and DLJ and 10% to the profits interests until the aggregate distributions to SW Fund and DLJ results in the greater of a 25% internal rate of return on the capital contributions of SW Fund and DLJ or three times the amount of the capital contributions made by SW Fund and DLJ; and, then (iii) 87.5% to SW Fund and DLJ and 12.5% to the profits interests. The profits interests are anticipated to be allocated 52% to our Chief Executive Officer and 48% to our Chief Financial Officer.

  •
  the existing change of control arrangements between us and our Chief Executive Officer and Chief Financial Officer providing for, among other things, severance benefits if their employment is terminated under certain circumstances following a change in control of Pinnacle, such as the Merger, including: (i) a lump sum payment equal to 1.5 times the executive's annual base salary, plus payment of a pro-rated bonus; and (ii) immediate vesting of certain options, restricted stock or other compensation; and

  •
  potential employment arrangements between Powder or any of its affiliates, on the one hand, and one or more executive officers of Pinnacle, on the other hand, although there are no such

7

    arrangements as of the date of this proxy statement. If these arrangements are executed, the severance benefits noted above will not be paid.

Litigation Related to the Merger (page      )

        Two putative stockholder class action lawsuits related to the Merger have been filed in the Delaware Court of Chancery since the announcement of the execution of the Merger Agreement. On March 24, 2010, the Delaware Court of Chancery entered an order consolidating the two actions.

        The consolidated complaint generally alleges that our directors breached their fiduciary duties by, among other things, taking actions designed to deter higher offers from other potential acquirers and failing to maximize the value of Pinnacle to its stockholders. In addition, the lawsuit alleges that DLJ, as a controlling stockholder of Pinnacle, along with Powder and Merger Sub violated fiduciary duties to Pinnacle stockholders and that Powder and Merger Sub abetted the alleged breaches of fiduciary duties by the other defendants.

        The lawsuit seeks, among other relief, injunctive relief prohibiting the Merger, and costs of the action including reasonable attorneys' fees.

        On May 24, 2010, Pinnacle and its directors entered into a Memorandum of Understanding in anticipation of settling the shareholder lawsuit. Under the terms of the Memorandum of Understanding, we agreed to make additional proxy disclosures regarding the interests of our executive officers in the surviving entity and furnish additional information regarding FBR's analysis and fairness opinion. In return the shareholders will provide a release of their claims against us, our directors, Powder and DLJ. Pinnacle and its directors, Powder and DLJ do not admit any wrongdoing and will enter into the proposed settlement solely because it would eliminate the distraction, burden and expenses of further litigation. The settlement is subject to confirmatory discovery, negotiation of a definitive settlement agreement, and approval by the Delaware Chancery Court. Powder and DLJ have agreed to the terms of the Memorandum of Understanding.

Conditions to the Completion of the Merger (page      )

        The obligations of Pinnacle, Powder and Merger Sub to consummate the Merger are dependent on the satisfaction or waiver of the following conditions:

  •
  approval of the adoption of the Merger Agreement by the holders of at least a majority of the outstanding shares of our Common Stock (excluding the shares of our Common Stock held by DLJ, any of their affiliates, or by our chief executive officer and chief financial officer), which cannot be waived by any party; and

  •
  no governmental authority having enacted, promulgated, issued, enforced or entered any law, regulation, order or injunction, that makes illegal, enjoins, restrains or otherwise prohibits consummation of the Merger or the other material transactions contemplated by the Merger Agreement.

        In addition, the obligations of Powder and Merger Sub to consummate the Merger are further subject to the satisfaction or waiver of each of the following additional conditions:

  •
  the representations and warranties of Pinnacle shall be true and correct as of the effective time of the Merger, except where the failure of any such representations and warranties to be true and correct has not had, and would not have, a material adverse effect on us;

  •
  we shall have performed or complied with in all material respects our obligations, covenants and agreements in the Merger Agreement at or prior to the effective time of the Merger;

  •
  no material adverse effect on us shall have occurred since the date of the Merger Agreement;

8

  •
  we shall deliver to Powder a certificate, signed on behalf of Pinnacle by the chief executive officer and chief financial officer of Pinnacle (solely in his capacity as an officer of Pinnacle without personal liability), to the effect that the conditions listed above with respect to our representations and warranties, our performance or compliance of obligations, covenants and agreements and no material adverse effect have been satisfied;

  •
  we shall have received, on or prior to the effective time of the Merger, an agreement acceptable to Powder which waives, for a period of not less than sixty days from the effective time of the Merger, any rights the lender under the credit agreement may have (whether of acceleration or otherwise) as a result of a Change of Control Event (as defined in the credit agreement) being deemed to have occurred as a result of the transactions contemplated by the Merger Agreement; and

  •
  DLJ shall have contributed their shares to Powder and shall have otherwise complied with each of its obligations under the Contribution Agreement.

        Our obligations to consummate the Merger and the other transactions contemplated by the Merger Agreement are further subject to the satisfaction or waiver of each of the following additional conditions:

  •
  the representations and warranties of Powder and Merger Sub shall be true and correct as of the effective time of the Merger, except where the failure of any such representations and warranties to be true and correct has not had, and would not have, a material adverse effect on Powder's ability to consummate the transactions;

  •
  each of Powder and Merger Sub shall have performed or complied with in all material respects its obligations, covenants and agreements in the Merger Agreement at or prior to the effective time of the Merger; and

  •
  Powder shall have delivered to us a certificate, signed on behalf of Powder by the chief executive officer and chief financial officer of Powder (solely in his or her capacity as an officer of Powder without personal liability), to the effect that the conditions listed above with respect to Powder's and Merger Sub's representations and warranties and Powder's and Merger Sub's performance or compliance of obligations, covenants and agreements have been satisfied.

        We can provide no assurance as to when or if all of the conditions to the Merger can or will be satisfied or waived by the party permitted to do so.

No Solicitation of Transactions (page      )

        The Merger Agreement provides that we will not, directly or indirectly: (a) solicit, initiate, endorse or take any action to encourage or facilitate (including by way of furnishing information) the submission of any inquiries, proposals or offers or afford access to our employees, business, properties, assets, books or records with respect to the making or completion of any acquisition proposal; (b) engage in any discussions or negotiations with respect to any acquisition proposal; or (c) resolve, propose or agree to do any of the foregoing.

        Notwithstanding these restrictions, under certain circumstances, our Board, acting through the Special Committee, if such committee still exists, may respond to a third party acquisition proposal or terminate the Merger Agreement and enter into an acquisition agreement with respect to a superior proposal, so long as we comply with certain terms of the Merger Agreement described under "The Merger Agreement—Covenants—No Solicitation."

        See "The Merger Agreement—Covenants—No Solicitation" for the definitions of the terms "acquisition proposal" and "superior proposal" as used above.

9

 Termination of the Merger Agreement (page      )

        The Merger Agreement may be terminated at any time prior to the effective time of the Merger, whether before or after approval by our stockholders under several other circumstances including, without limitation:

  •
  by the mutual written consent of us, Merger Sub and Powder;

  •
  by either us or Powder, if the Merger is not closed on or before August 23, 2010, a special meeting of our stockholders was held but the required stockholder approval was not obtained on or before August 23, 2010, or there has been issued any order, decree or ruling which has become final and nonappealable enjoining or otherwise prohibiting the Merger;

  •
  by Powder if our Board changes its recommendation that the Merger Agreement be adopted by the stockholders, our Board shall not have rejected and recommended that the stockholders reject any tender or exchange offer, or we shall have violated or breached in any material respect any of the non-solicitation covenants discussed above;

  •
  by Powder if there shall have occurred any material adverse affect on us or we have breached any of our representations or warranties or failed to perform any of our covenants under the terms of the Merger Agreement;

  •
  by us if Powder or Merger Sub has failed to perform its obligations under the Merger Agreement or breached its representations or warranties which could be expected to have a material adverse affect on Powder or Merger Sub's ability to consummate the Merger; and

  •
  by us prior to obtaining the required stockholder approval of the Merger, in connection with entering into a written definitive agreement for a superior proposal in full compliance with the Merger Agreement.

        If the Merger Agreement is terminated, we will be obligated to pay to Powder up to a $1.0 million termination fee, depending on the circumstances, and up to $600,000 of Powder's expenses incurred by it in connection with the transactions contemplated by the Merger Agreement.

Rights of Dissent and Appraisal (page      )

        If you do not vote in favor of adopting the Merger Agreement, the Merger is completed and you otherwise comply with the applicable statutory procedures and requirements of Delaware law, summarized elsewhere in this proxy statement, you will be entitled to seek appraisal of the fair value of your shares as set forth in Section 262 of the Delaware General Corporation Law. You must precisely follow these specific procedures to exercise and perfect your rights of dissent and appraisal, or you may lose your appraisal rights.

Security Ownership of Certain Beneficial Owners and Management (page      )

        Exclusive of stock option awards, our directors and executive officers beneficially owned, and had the right to vote an aggregate of 824,593 shares of Common Stock, or approximately 2.8% of our outstanding shares of Common Stock on the record date.

10

QUESTIONS AND ANSWERS ABOUT THE MERGER AND SPECIAL MEETING

        The following questions and answers are intended to address briefly some commonly asked questions regarding the Merger, the Merger Agreement and the special meeting. These questions and answers may not address all questions that may be important to you as a Pinnacle stockholder. Please refer to the "Summary Term Sheet" and the more detailed information contained elsewhere in this proxy statement, the exhibits to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, which you should read carefully. See "Where You Can Find More Information."

        Except as otherwise specifically noted in this proxy statement, "Pinnacle," "we," "our," "us" and similar words in this proxy statement refer to Pinnacle Gas Resources, Inc. References to the "surviving corporation" are to Pinnacle, as the surviving corporation in the merger and a direct, wholly owned subsidiary of Powder Holdings, LLC.

Q.    What is the proposed transaction?

A.
The proposed transaction is the acquisition of Pinnacle by Powder Holdings, LLC, a Delaware limited liability company (which we refer to as "Powder") pursuant to the Agreement and Plan of Merger (which we refer to as the "Merger Agreement") dated as of February 23, 2010, by and between Powder, Powder Acquisition Co., a Delaware corporation and a direct, wholly owned subsidiary of Powder (which we refer to as "Merger Sub"), and Pinnacle, as it may be amended from time to time.

Q.    Why am I receiving this proxy statement and proxy card?

A.
Our Board of Directors is soliciting proxies to vote on the adoption of the Merger Agreement at a special meeting of our stockholders. When we ask for your proxy, we must provide you with a proxy statement that contains certain information specified by law. This proxy statement contains information for you to consider in deciding how to vote your shares at the special meeting with respect to the Merger.

Q.    What matters will be voted on at the special meeting?

A.
At the special meeting you will be asked to vote on a proposal to adopt the Merger Agreement, as it may be amended from time to time, pursuant to which Merger Sub will merge with and into Pinnacle, and Pinnacle will continue as the surviving corporation and will become a direct, wholly owned subsidiary of Powder. You may also be asked to vote on a proposal to postpone or adjourn the special meeting to a later date to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement at the special meeting and to consider and vote upon any other matter that may properly come before the special meeting or any postponement or adjournment thereof.

Q.    What will I receive in the Merger?

A.
If the Merger is completed, each share of our Common Stock issued and outstanding immediately prior to the effective time of the Merger (other than shares owned by Powder, Merger Sub or held in treasury by us and other than shares held by stockholders, if any, who have properly exercised and perfected statutory appraisal rights) will be converted into the right to receive $0.34 in cash (the "Merger Consideration"), without interest and less any applicable withholding tax. The closing sale price of our Common Stock as quoted on the NASDAQ Global Market on February 23, 2010, the last trading day prior to announcement of the execution of the Merger Agreement, was $0.265 per share. The $0.34 per share to be paid for each share of Common Stock in the Merger represents a premium of approximately 28% to the closing sale price on February 23, 2010.

11

Q.    What happens if the Merger is not consummated?

A.
If the Merger Agreement is not adopted by our stockholders or if the Merger is not completed for any other reason, stockholders will not receive any payment for their shares in connection with the Merger. Instead, we will remain an independent public company and the value of shares of our Common Stock will continue to be subject to the risks and uncertainties identified in our Annual Report on Form 10-K for the year ended December 31, 2009, as amended, and any updates to those risks and uncertainties set forth in our subsequent Quarterly Reports on Form 10-Q, including risks and uncertainties associated with our default under our credit facility and other lending arrangements. If we remain an independent public company, we cannot assure you that our shares would continue to be quoted on the NASDAQ Global Market. See "The Merger—Effects on Pinnacle if the Merger is Not Completed." Under specified circumstances, we may be required to pay Powder a termination fee and expenses as described under the caption "The Merger Agreement—Termination of Merger Agreement."

  Additionally, under the current terms of the seventh amendment to our credit facility with our lender, if the Merger is not completed on or before June 15, 2010, we will be in default under our credit facility, all amounts then outstanding under the credit facility will be due and payable, and our lender may take action to enforce its rights and liens with respect to the outstanding obligations owed to it. Because substantially all of our assets are pledged as collateral under our credit facility, if our lender declares an event of default, it would be entitled to foreclose on and take possession of our assets. If the Merger is not completed, we may be forced to liquidate or to otherwise seek protection under federal bankruptcy laws, and we can give you no assurance that in a bankruptcy proceeding you would receive any value for your shares.

Q.    Why is my vote important?

A.
If you fail to vote or fail to instruct your broker or other nominee how to vote on the Merger, your failure to vote will have the same effect as voting "AGAINST" the proposal to adopt the Merger Agreement, as it may be amended from time to time. If you respond with an "ABSTAIN" vote, your proxy will have the same effect as voting "AGAINST" such proposal.

Q.    Will the proceeds I receive for my shares in the Merger be taxable to me?

A.
The exchange of shares of Common Stock for cash in the Merger will be a taxable transaction for United States federal income tax purposes, and possibly for state, local and foreign tax purposes as well. See "The Merger—Material U.S. Federal Income Tax Consequences." You should consult your tax advisor for a complete analysis of the effect of the Merger on your federal, state, local and/or foreign taxes.

Q.    When and where is the special meeting?

A.
The special meeting of our stockholders will be held on                    , 2010 at the offices of Moye White LLP, 1400 16th Street, Sixth Floor, Denver, Colorado 80202 at 10:00 a.m. Mountain Time.

Q.    Who is entitled to vote at the special meeting?

A.
Holders of our Common Stock at the close of business on                    , 2010, the record date for the special meeting, are entitled to vote.

12

Q.    What constitutes a quorum?

A.
Stockholders who hold a majority of the outstanding shares of our Common Stock as of the close of business on the record date and who are entitled to vote must be present or represented by proxy in order to constitute a quorum to conduct business at the special meeting.

Q.    What vote is required for Pinnacle stockholders to adopt the Merger Agreement?

A.
The adoption of the Merger Agreement requires the affirmative vote of the holders of (i) at least a majority of the outstanding shares of Common Stock entitled to vote; and, (ii) at least a majority of the outstanding shares of Common Stock held by persons who are unaffiliated with DLJ, our chief executive officer and chief financial officer.

Q.    What vote is required to adjourn the Special Meeting?

  The affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the adjournment proposal at the special meeting is required to approve the adjournment proposal.

Q.    How many votes do I have?

A.
You have one vote for each share of Common Stock that you owned at the close of business on                    , 2010, the record date for the special meeting.

Q.    How does Pinnacle's Board of Directors recommend that I vote?

A.
Our Board unanimously recommends that you vote "FOR" the proposal to adopt the Merger Agreement, as it may be amended from time to time and "FOR" the approval of any proposal to adjourn or postpone the special meeting to a later date to solicit additional proxies in favor of the adoption of the Merger Agreement if there are not sufficient votes for adoption of the Merger Agreement at the special meeting. You should read "The Merger—Purpose of the Merger; Recommendation of the Special Committee and Board of Directors" for a discussion of the factors that the Special Committee and our Board considered in deciding to recommend the adoption of the Merger Agreement.

Q.    How do Pinnacle's executive officers and directors intend to vote?

  Each of our directors and certain executive officers who own shares of our Common Stock, as well as our stockholders DLJ and CCBM, Inc. have entered into a voting agreement (which we refer to as the "Voting Agreement") with Powder to vote all shares of our Common Stock owned or controlled by them in favor of the adoption of the Merger Agreement.

Q.    Will Pinnacle's executive officers and directors participate in the Merger?

A.
Under the terms of the Merger Agreement, all of Pinnacle's executive officers and directors who own shares of Common Stock will be treated like all other stockholders, receiving the Merger Consideration for each of their shares. Each restricted stock award that is outstanding (collectively, the "Restricted Stock Awards"), granted under any equity based compensation plan of Pinnacle will, immediately prior to the effective time of the Merger, be automatically cancelled. Under the Merger Agreement, the holder of any such Restricted Stock Award will receive an amount in cash equal to (i) $0.34, multiplied by (ii) the total number of shares of our Common Stock subject to such Restricted Stock Award. There are an aggregate of 980,089 shares of Common Stock and Restricted Stock Awards outstanding and held by our directors and executive officers. As a result,

13

  they will receive approximately $333,230 upon consummation of the Merger in exchange for such Restricted Stock Awards.

  While certain of our executive officers and directors hold stock options and/or stock appreciation rights in Pinnacle, because there are no such options or rights with an exercise price less that $0.34 per share of Common Stock, none of them will receive any payment for their stock options or stock appreciation rights as a result of the Merger.

Q.    What effects will the Merger have on Pinnacle?

A.
As a result of the Merger, if completed, we will become a direct, wholly-owned subsidiary of Powder and our Common Stock will cease to be publicly traded. You will no longer have any interest in our future earnings or growth.

  Following consummation of the Merger, the registration of our Common Stock under the Securities Exchange Act of 1934, or the "Exchange Act," will be terminated upon application to the SEC, we will no longer be required to file reports with the SEC, we will no longer be a publicly traded company and you will not participate in our earnings or growth. In addition, upon completion of the Merger, shares of our Common Stock will no longer be quoted on the NASDAQ Global Market.

Q.    What do I need to do now?

A.
After carefully reading and considering the information contained in this proxy statement, including the exhibits hereto and the other documents referred to or incorporated by reference in this proxy statement, please vote your shares by completing, signing, dating and returning the enclosed proxy card. If you hold your shares in "street name," please follow the instructions on the voting form provided by your broker, bank or other nominee. You can also attend the special meeting and vote. Do not send your stock certificate(s) with your proxy.

Q.    How do I vote?

A.
You may vote:

•
by completing, signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope;

•
in person by attending and voting at the special meeting; or

•
if you hold your shares in "street name," by following the procedures provided by your broker, bank or other nominee.

  If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted "FOR" the proposal to adopt the Merger Agreement, as it may be amended from time to time, and "FOR" the approval of any proposal to adjourn or postpone the special meeting to a later date to solicit additional proxies in favor of the adoption of the Merger Agreement if there are not sufficient votes for adoption of the Merger Agreement at the special meeting, and in accordance with the recommendations of our Board on any other matters properly brought before the special meeting for a vote.

Q.    If my shares are held in "street name" by my broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

A.
Your broker, bank or other nominee will only be permitted to vote your shares if you instruct your broker, bank or other nominee how to vote. You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares. If you do not instruct your

14

  broker, bank or other nominee to vote your shares, your shares will not be voted and the effect will be the same as a vote "AGAINST" the adoption of the Merger Agreement.

Q.    What do I do if I receive more than one proxy or set of voting instructions?

A.
If you hold shares in "street name," directly as a record holder or in multiple accounts, you may receive more than one proxy and/or set of voting instructions relating to the special meeting. These should each be voted and returned separately as described elsewhere in this proxy statement in order to ensure that all of your shares are voted.

Q.    How can I change or revoke my vote?

A.
You have the right to change or revoke your proxy at any time before the vote is taken at the special meeting by taking any of the following actions:

•
by delivering to our Corporate Secretary, Ronald T. Barnes, at Pinnacle Gas Resources, Inc., 1 East Alger Street, Sheridan, Wyoming 82801 a signed written notice of revocation, bearing a date later than the date of your proxy, stating that your proxy is revoked;

•
by attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy—you must vote in person at the meeting to revoke a prior proxy);

•
by submitting a later-dated proxy card; or

•
if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions.

Q.    Will any other business be conducted at the meeting?

A.
Our Board does not know of any other business that will be presented at the meeting. If any other proposal properly comes up for a vote at the meeting in which a proxy has provided discretionary authority, the proxy holders will vote your shares in accordance with their best judgment.

Q.    What happens if I sell my shares before the special meeting?

A.
The record date of the special meeting is earlier than the special meeting and the date when the Merger, if approved, is expected to be completed. If you transfer your shares of Common Stock after the record date but before the special meeting, you will retain your right to vote at the special meeting, but will transfer the right to receive the Merger Consideration. In order to receive the Merger Consideration, you must hold shares upon completion of the Merger.

Q.    Am I entitled to exercise appraisal rights instead of receiving the Merger Consideration for my shares?

A.
Yes. As a holder of our Common Stock, you are entitled to appraisal rights under Delaware law in connection with the Merger if you meet certain conditions and follow certain required procedures. See "Rights of Dissent and Appraisal."

Q.    When is the Merger expected to be completed if approved by Pinnacle stockholders?

A.
We currently anticipate that the Merger will be completed during the second quarter of 2010. In addition to obtaining stockholder approval, all of the other closing conditions in the Merger Agreement must be satisfied or waived. We hope to complete the Merger within two business days after the special meeting. See "The Merger Agreement—The Merger and Effective Time" and "The Merger Agreement—Conditions to the Completion of the Merger."

15

Q:    How long after the effective date of the Merger will I receive the Merger Consideration?

A:
We expect the Paying Agent to distribute letters of transmittal within five business days after the effective date of the Merger. Assuming you do not properly exercise your appraisal rights, you should expect payment for your shares approximately 30 days after the Paying Agent receives your properly completed letter of transmittal and stock certificates.

Q.    Should I send in my stock certificates now?

A.
No. Please do not send your certificates in now. After the Merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your Common Stock certificates for the Merger Consideration. If your shares are held in "street name" by your broker, bank or other nominee you will receive instructions from your broker, bank or other nominee as to how to effect the surrender of your "street name" shares after completion of the Merger in exchange for the Merger Consideration.

Q.    What if I have lost a stock certificate?

A.
If any certificate is lost, stolen or destroyed, upon making an affidavit of that fact and posting a bond in the form required by Pinnacle, as the surviving corporation, as indemnity against any claim that may be made against Pinnacle with respect to such certificate, the Paying Agent will pay you the Merger Consideration in exchange for such lost, stolen or destroyed certificate.

Q.    Who is soliciting my vote?

A.
Pinnacle's Board of Directors is soliciting your vote.

Q.    Who can help answer my other questions?

A.
If you have any questions about the Merger, the special meeting or this proxy statement, or if you need additional copies of this proxy statement or the enclosed proxy, you should contact our Corporate Secretary at Pinnacle Gas Resources, Inc., 1 East Alger Street, Sheridan, Wyoming 82801, Attention: Corporate Secretary, (307) 673-9710 or Georgeson Inc., 199 Water Street, 26th Floor, New York, NY 10038, (212) 440-9800 (banks and brokers), (866) 821-2550 (stockholders) (toll free).

16

SPECIAL FACTORS

The Parties Involved in the Merger.

Pinnacle

Pinnacle Gas Resources, Inc.
1 East Alger Street
Sheridan, Wyoming 82801
(307) 673-9711

        Pinnacle Gas Resources, Inc., a Delaware corporation, is an independent energy company engaged in the acquisition, exploration and development of domestic on-shore natural gas reserves. It focuses on the development of CBM properties located in the Rocky Mountain Region. Pinnacle holds its CBM acreage primarily in the Powder River Basin in northeastern Wyoming and southern Montana, as well as in the Green River Basin in southern Wyoming.

        For more information about us, please visit our website at www.pinnaclegas.com. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference. See also "Where You Can Find More Information." Our Common Stock is quoted on the NASDAQ Global Market under the symbol "PINN."

Powder

Powder Holdings, LLC
c/o Scotia Waterous
711 Louisiana Street, Suite 1400
Pennzoil Place, South Tower
Houston, Texas 77002

        Powder Holdings, LLC is a privately held Delaware limited liability company that has been formed by Scotia solely for the purpose of acquiring Pinnacle. Powder currently is 100% owned by Scotia, has no assets or liabilities, other than its rights and obligations under the Merger Agreement and the related documents, and has not generated any revenues or incurred material expenses. Upon completion of the Merger, Pinnacle will be a direct, wholly owned subsidiary of Powder. Currently Powder is wholly-owned by Scotia. Pursuant to the terms of the Contribution Agreement, discussed below, immediately prior to the effective time of the Merger, DLJ will contribute its shares of common stock to Powder in exchange for ownership interests in Powder, after which Powder is expected to be primarily owned by Scotia and DLJ. Pinnacle's Chief Executive Officer and Chief Financial Officer are anticipated to retain their executive positions with Pinnacle and will be issued profits interests with limited voting rights in Powder. Collectively, under the terms of the Contribution Agreement, Powder is anticipated to hold 9,751,262 shares of our outstanding Common Stock immediately prior to the effective time of the Merger. These contributed shares will comprise approximately 32.5% of the outstanding shares of the Common Stock eligible to vote at the special meeting and, under the terms of the Voting Agreement, will vote in favor of the adoption of the Merger Agreement.

Merger Sub

Powder Acquisition Co.
c/o Scotia Waterous
711 Louisiana Street, Suite 1400
Pennzoil Place, South Tower
Houston, Texas 77002

17

        Powder Acquisition Co. is a direct, wholly owned subsidiary of Powder and is a Delaware corporation. It was formed solely for the purpose of effecting the Merger, has no assets or liabilities, other than its rights and obligations under the Merger Agreement and the related documents, and has not generated any revenues or incurred material expenses. Merger Sub has no employees and has conducted no business operations.

DLJ

        DLJ is comprised of DLJ Merchant Banking Partners III, L.P., a Delaware limited partnership, DLJ Offshore Partners III, C.V., a Netherlands Antilles limited partnership, DLJ Offshore Partners III-1, C.V., a Netherlands limited partnership, DLJ Offshore Partners III-2, C.V., a Netherlands limited partnership, DLJ MB Partners III GmbH & Co. KG, a German limited partnership, Millennium Partners II, L.P., a Delaware limited partnership, MBP III Plan Investors, L.P., a Delaware limited partnership, and DLJ Merchant Banking III, Inc., a Delaware corporation, ("MB III Inc."). MB III Inc. is an indirect, wholly-owned subsidiary of Credit Suisse Group AG and is also the managing general partner of the partnerships, which constitute a group of private equity investment funds. DLJ currently owns 9,751,262 shares of Common Stock but has agreed, pursuant to the Contribution Agreement, that immediately prior to the effective time of the Merger, subject to the satisfaction of certain conditions, it will contribute all of its shares of Common Stock to Powder, in exchange for ownership interests in Powder. Accordingly, DLJ will not receive any Merger Consideration for these shares.

Contribution Agreement

        Concurrently with the execution of the Merger Agreement, DLJ, Powder and Scotia entered into a contribution agreement (the "Contribution Agreement"), pursuant to which, subject to the satisfaction of certain conditions, immediately prior to the effective time of the Merger, DLJ will contribute all shares of Pinnacle Common Stock owned by it to Powder, in exchange for ownership interests in Powder. Pursuant to the terms of the Contribution Agreement, if and when the SW Fund is formed, Scotia will cause the SW Fund to agree that, upon the satisfaction or waiver of the conditions in the Merger Agreement and the Contribution Agreement, the SW Fund will contribute cash to Powder in an amount sufficient to enable Merger Sub to complete the Merger. The SW Fund may not be formed prior to the shareholder meeting. If the SW Fund is not formed, Scotia will have the right but not the obligation to contribute cash to Powder in an amount sufficient to enable Merger Sub to complete the Merger. Further, if Scotia does not contribute sufficient funds to Powder to complete the Merger by the effective time, our counterparties are only Powder and Merger Sub, which have no assets or operations. Powder and Merger Sub may seek alternative funding, but no alternative funding arrangements have been made to date. Pinnacle has no recourse to pursue remedies against Scotia if Scotia does not comply with its obligations under the Contribution Agreement.

Background of the Merger

        During 2008 and continuing into 2009, the market for Rocky Mountain natural gas suffered from severe pricing declines. The market for exploration and production properties quickly changed from a "seller's" to a "buyer's" market. In response to these adverse conditions and market uncertainties, our Board and management considered our long-term strategic alternatives and prospects for continued operations. The Board recognized that there were many uncertainties to consider, including volatile commodity prices, which had resulted in a lack of liquidity and cash flow.

        By early 2009, continuing low gas prices resulted in a significant lack of liquidity. To address the liquidity issues, our Board and management determined it was necessary to implement a strategy to:

  •
  achieve a strategic transaction by a merger, sale of assets or an infusion of capital;

  •
  work with our lender to gain time to achieve a strategic transaction;

18

  •
  reduce both general and administrative costs and field operations costs;

  •
  focus on production optimization;

  •
  reduce our outstanding debt;

  •
  replace our existing credit facility;

  •
  attempt to reduce obligations in order to strengthen our balance sheet and improve Pinnacle's attractiveness to a potential strategic partner;

  •
  re-prioritize existing drilling and exploration opportunities; and

  •
  preserve cash.

        Pursuant to this strategy, and as discussed further below, we have initiated, reviewed and/or completed the following proposals and transactions:

  •
  six separate proposals for a merger with us;

  •
  four proposals regarding a potential sale of our high and low pressure gas gathering systems;

  •
  four potential sales of certain producing or nonproducing properties;

  •
  eight approaches for replacement of our credit facilities;

  •
  completion of the sale of our high pressure gas gathering system; and

  •
  completion of the sale of a producing or nonproducing property.

        Material discussions and negotiations relating to each of these alternatives are described below.

History of the Merger and Alternative Transactions

        On October 10, 2007, CFO for Pinnacle, Ronald T. Barnes, received a phone call from M. Grant Farn of Scotia inquiring about investment opportunities with Pinnacle. The call was referred to Peter G. Schoonmaker, CEO for Pinnacle, who set up a meeting on October 30, 2007 to discuss the companies, possible opportunities and introductions. Pinnacle and Scotia had no prior relationship before this initial contact.

        On October 30, 2007, Mr. Barnes and Mr. Schoonmaker met with Tym Tombar, M. Grant Farn, and Jay Brown of Scotia in Houston.

        On November 14, 2007, Mr. Schoonmaker met with representatives of Scotia in Denver to discuss potential strategic alliances, such as direct investments in Pinnacle, potential mergers and potential buyouts.

        On December 18, 2007, Mr. Tombar, Mr. Brown and Don Hansen of Scotia visited Pinnacle's offices and toured Pinnacle's field operations.

        On February 7, 2008, Mr. Schoonmaker met with Mr. Tombar, Mr. Brown, and Mr. Hansen of Scotia in Denver to discuss potential strategic alliances.

        In October and November 2008, Mr. Tombar contacted Mr. Cabes, Mr. McGonagle, and Mr. Gunst of our Board initially by conference call on October 9, 2008 and subsequently through a meeting in Houston on November 4, 2008. At each time, Scotia indicated that it was interested in establishing a portfolio company in the Powder River Basin area, and inquired as to whether Pinnacle might have an interest in pursuing this objective with Scotia. Pinnacle's representatives, in each instance, indicated that as a result of several factors including excessive volatility in the oil and gas and financial markets, and a significant decline in Pinnacle's stock price, Pinnacle first needed to fully evaluate its position before it could pursue a particular strategic path.

19

        On November 11, 2008, Mr. Tombar provided Mr. Cabes, Mr. McGonagle, Mr. Gunst, and Ms. Schnabel of our Board with background materials on Scotia's fund and objectives. The parties did not discuss at that time any terms of a possible transaction. No further contact occurred between Scotia and non-executive officers of our Board until May 2009.

        On December 31, 2008, Pinnacle entered into a confidentiality agreement with Company "A" to explore potential divestitures of certain of Pinnacle's producing properties. Company "A" had purchased property in the Powder River Basin and was looking to expand its position. Company "A" contacted Pinnacle through legal counsel that was used by both Company "A" and Pinnacle.

        On January 8, 2009, Pinnacle entered into a confidentiality agreement with Company "B" to explore a potential merger.

        On January 14, 2009, Mr. Schoonmaker and Mr. McGonagle met with Company "B" to discuss potential terms and timing of a potential merger.

        On January 22, 2009, Pinnacle entered into a confidentiality agreement with Company "C" to explore a potential merger or buyout. Company "C" was referred to Pinnacle by Company "C's" financial advisor.

        On January 29, 2009, Pinnacle sent to the financial advisor for Company "C" data on Pinnacle to help with the evaluation of a potential merger or buyout.

        On January 30, 2009, Mr. Schoonmaker and Mr. Barnes of Pinnacle met with Mr. Tombar and Mr. Farn of Scotia in Houston to discuss Pinnacle's liquidity concerns, assets, pricing and possible strategic alliances.

        On February 4, 2009, Mr. Schoonmaker met with Mr. Tombar, Mr. Brown and Mr. Hansen of Scotia in Houston to discuss industry outlook, financing alternatives and possible strategic alliances.

        On February 12, 2009, Mr. Tombar, Mr. Brown and Mr. Hansen visited Pinnacle's offices and toured Pinnacle's field operations and engaged in discussions regarding Pinnacle's operations and reserves.

        After reviewing the information exchanged with Company "B," in March 2009, Pinnacle terminated further discussions with Company "B" until Company "B" could resolve its own issues related to Company "B's" debt levels and its inability to raise additional capital. Pinnacle had no further discussions with Company "B".

        On March 24, 2009, a Board meeting was held at which, in part, the possible divestiture of high and low pressure pipelines owned by Pinnacle along with nonstrategic wells or acreage were reviewed. The Board also reviewed potential equity and rights offering transactions presented by various investment banks. The Board recommended moving forward on possible transactions as part of our continuing efforts to address our lack of liquidity caused by continuing low gas prices.

        In April 2009, and again in August and September 2009, Mr. Schoonmaker and Mr. Barnes met and reviewed our low pressure gas gathering assets with two separate entities who owned gas gathering assets in the Powder River Basin. Due to Pinnacle's lack of liquidity and development plans in the future, both entities declined to move forward and terminated discussions.

        On April 6, 2009, Pinnacle entered into a confidentiality agreement with Company "D" to explore a potential merger.

        On April 7, 2009, Company "C" met with Pinnacle's third party reserve engineering firm, Netherland, Sewell & Associates, Inc. ("NSAI") to discuss asset valuation.

        On April 8, 2009, we sold our high-pressure gas gathering assets in the Cabin Creek area of Wyoming and undeveloped acres in our Arvada gas project in Wyoming for approximately $3.2 million

20

of net proceeds. We used a portion of the proceeds to reduce the amount borrowed under our credit facility from $10.5 million to $9.0 million, as required under the terms of the Fourth Amendment to Credit Agreement, discussed below. Additionally, in order to address continuing liquidity concerns and to remain in compliance with the terms of our amended credit facility, Pinnacle focused on divesting certain other assets and reducing general and administrative expenses by 40%.

        On April 16, 2009, Mr. Schoonmaker and Mr. McGonagle, Pinnacle's Chairman, met in Denver with Company "C" and its financial advisor to discuss valuation, terms and timing of a potential transaction.

        On April 30, 2009, Pinnacle was advised that Company "C" was deferring any decisions regarding a potential transaction with Pinnacle until the end of 2009, electing to concentrate on its core business while monitoring the weak Rocky Mountain Index pricing attributable to our assets.

        On May 12, 2009, Mr. Schoonmaker and Mr. Barnes presented a reserve valuation of Company "D" to the Board. The valuation was performed by an independent investment banking firm. The Board recommended that management explore a potential merger with Company "D."

        On May 15, 2009, Mr. Schoonmaker, Mr. Barnes, and J.L. Griffin, Production Supervisor for Pinnacle, and Company "D" met in Pinnacle's office to review their respective asset valuations and discuss the terms of a potential merger.

        On May 28, 2009, Mr. Schoonmaker and Mr. McGonagle met with Mr. Tombar, Mr. Brown and Mr. Hansen in Denver to discuss Scotia's interest in a potential transaction with Pinnacle and to provide additional clarification on Scotia's objectives and historical diligence process.

        On May 29, 2009, Pinnacle signed a confidentiality agreement with Scotia and sent data for Scotia's review and evaluation.

        In June 2009, Company "D" advised Pinnacle that some internal requirements needed to be handled before a potential merger involving Pinnacle could move forward, effectively deferring our discussions with Company "D" until 2010. Pinnacle resumed discussions concerning a potential proposal with Company "D" on February 12, 2010 when such discussions were terminated as a result of Company "D's" inability to move forward with a proposal.

        During June and July 2009, Mr. Schoonmaker and Mr. Barnes and Mr. Farn and Mr. Tombar of Scotia had numerous calls on the evaluation of Pinnacle's current operations and current financial status.

        In July, August and September 2009, additional and updated data regarding Pinnacle was requested by and sent to the financial advisor for Company "C."

        On July 1, 2009, Mr. Schoonmaker and Mr. Barnes met with Company "A" to review valuation data for the Recluse field.

        On August 6, 2009, Company "A" presented Pinnacle with the terms of a proposal to acquire Pinnacle's interests in the Recluse field. The offer was discussed with Board members on August 13, 2009. The Board recommended to counter Company "A's" offer at a higher price that would equate to current market value.

        On August 7, 2009, Pinnacle entered into a confidentiality agreement with Company "E" to consider a potential buyout or merger. Company "E" solicited Pinnacle as they had properties in the same area.

        On August 11, 2009, Company "E" visited Pinnacle's office and toured Pinnacle's field operations and reviewed financial and operating data.

21

        On August 11, 2009, Pinnacle received a proposal for equity financing from Scotia which was discussed at the August 13, 2009 Board meeting.

        On August 13, 2009, Mr. Barnes and Mr. Schoonmaker met with the financial advisors for Company "E" for further evaluation of a possible combination of the two companies.

        On August 13, 2009, the Board met to review our operating plan, budget, liquidity and cash flow. The Board determined that it was likely that our lender would reduce the borrowing base at the next redetermination in October 2009. The Board discussed the significant restrictions that the lender's reduction was likely to place on our liquidity and the ramifications on our operations. At that time, our trade payables greater than 90 days exceeded $5.0 million and vendor liens in place exceeded $1.5 million, while our working capital deficiency was widening to approximately $14.0 million. The Board also discussed alternative measures we might take to address our liquidity needs, including asset divestitures, equity offerings, a new debt facility and merger combinations, directing management to follow through with a number of alternatives.

        On August 17, 2009, Company "A" rejected the counter offer from Pinnacle and commenced to reevaluate the terms of their offer to acquire Pinnacle's interests in the Recluse field.

        On September 2, 10, 17, and 23, 2009, Mr. McGonagle, Mr. Cabes, and Ms. Schnabel, Pinnacle board members, and Mr. Schoonmaker and Mr. Barnes held meetings and conference calls with Scotia regarding a possible equity investment transaction as contained in their August 11, 2009 proposal.

        On September 8, 2009, Mr. Schoonmaker and Mr. McGonagle met with Company "E" and were advised that Company "E" would not move forward with a possible transaction. Company "E" did discuss moving forward with a proposal to purchase specific Pinnacle assets or a merger with us at a valuation below the then current market price of Pinnacle's Common Stock.

        On September 10, 2009, Pinnacle entered into a confidentiality agreement with Company "F" who had expressed interest in a possible purchase of our assets or stock. Company "F" has assets in the same area as Pinnacle and has inquired about asset divestitures in prior years. Mr. Schoonmaker met with Company "F" to discuss a possible transaction.

        On September 14, 2009, Pinnacle and Company "F" held a conference call to go over Pinnacle's data with Mr. Schoonmaker and Mr. Barnes.

        On September 15, 2009, Pinnacle received notification from NASDAQ that it had fallen below certain continued listing criteria that require a minimum bid price of $1.00 over 30 consecutive days.

        On September 17, 2009, Company "E" made a verbal offer for Pinnacle's interest in the Recluse field which was rejected by us because the purchase price was too low. Company "E" declined to raise their offer. To date, Pinnacle has had no further discussions with Company "E".

        On September 28, 2009, Company "F" indicated it was not interested in pursuing an acquisition of Pinnacle because it did not want to be involved in a public company acquisition process. Company "F," however, did indicate that it would make an offer to purchase certain Pinnacle assets.

        On October 2, 2009, Pinnacle received a letter from Scotia in which Scotia expressed interest in providing financing for a management-led going-private transaction. The letter did not constitute an offer for any transaction nor did it identify any members of the Pinnacle management team contemplated to be involved with such proposed transaction. Instead, it solely provided a brief overview of a potential transaction that Scotia was interested in pursuing with us, provided Scotia received management participation.

        In the period between October 2, 2009 and October 12, 2009, Mr. McGonagle, had several discussions with Mr. Tombar of Scotia in order to clarify the terms and conditions of the Scotia proposal.

22

        On October 6, 2009, Pinnacle received a letter of intent containing a new offer to purchase Pinnacle's interest in the Recluse field from Company "A." The letter of intent was reviewed by the Board at its October 13, 2010 meeting and was determined to be insufficient. Pinnacle contacted Company "A" regarding additional terms that would be required for the Board to reconsider the offer.

        On October 13, 2009, the Board held a meeting to discuss Scotia's proposal, including the interest of significant stockholders and management in potentially participating in the transaction. After discussing the Scotia proposal, the Board discussed the advisability of forming a Special Committee to evaluate the proposal. The Board unanimously resolved to establish a Special Committee of three of the Board's independent directors and delegated to the Special Committee the exclusive power and authority to, among other things, (a) negotiate the Scotia proposal or any other alternative proposals or strategic alternatives with the applicable parties on our behalf and on behalf of our stockholders unaffiliated with DLJ, our chief executive officer and chief financial officer, (b) accept or reject any proposals or the terms of any proposed transaction, and (c) conduct its own investigation and due diligence with respect to any proposed transaction and to provide a recommendation to the Board and our stockholders as to the Scotia proposal or any other alternative proposal or strategic alternative. The resolutions also empowered the Special Committee to retain independent legal and financial advisors to assist the Special Committee in the fulfillment of its duties. After discussion, the Board appointed Thomas McGonagle, Robert Cabes, and Jeffrey Gunst to serve on the Special Committee, with Mr. McGonagle to serve as Chairman. The Special Committee has sole responsibility for negotiating the Scotia proposal or any other alternative proposals and Pinnacle's management has no role with respect to such negotiations other than preparing and providing certain due diligence materials regarding Pinnacle as requested by the Special Committee.

        On November 4, 2009, Mr. Farn, Mr. Tombar, Mr. Brown, and Mr. Hansen and DLJ representatives William Bishop and Ann Kim attended a due diligence session with Mr. Schoonmaker and Mr. Barnes in Denver.

        On November 11, 2009, the Board held a meeting to discuss, among other things, certain potential defaults under our credit facility and our ability to receive a waiver under, and extend the terms and conditions of, our credit facility by November 16, 2009. The Board reviewed our liquidity, trade payables greater than 90 days which then exceeded $5.5 million, vendor liens of approximately $1.0 million and a working capital deficiency of approximately $15.0 million. The Board further discussed possible strategic transactions and the possibility of obtaining short term financing from a number of alternative sources.

        On November 16, 2009, Pinnacle received a revised letter of intent from Company "A" to purchase Pinnacle's interest in the Recluse field, at a purchase price below the then current market valuation, resulting in net proceeds that would not be sufficient to resolve Pinnacle's liquidity issues going forward.

        On November 19, 2009, we received a letter from Scotia that confirmed Scotia's intent to provide financial support to the management buyout as described in the October 2, 2009 letter from Scotia. An initial draft of a merger agreement was also provided by Scotia, with the transaction constructed as a two-step tender offer followed by a merger.

        On November 19, 2009, the Special Committee retained Locke Lord Bissell & Liddell LLP ("Locke Lord") as its independent counsel.

        On November 20, 2009, the Board held a meeting to discuss: (i) the current status of discussions with our lender under the credit facility, (ii) the November 19, 2009 letter from Scotia, (iii) the letter of intent from Company "A" to purchase Pinnacle's interest in the Recluse field, (iv) capital raising and other potential transactions, and (v) other potential strategic alternatives.

23

        On November 20, 2009, Pinnacle received a preliminary term sheet from DLJ for a $2 million senior secured mezzanine loan facility.

        On November 20, 2009, the Special Committee held a telephonic meeting to review certain strategic proposals, including the proposals from Company "A" and DLJ, and the Scotia proposal. Upon discussion and review, the Special Committee agreed to move forward with the Scotia proposal, to review the DLJ proposal, to decline the Company "A" proposal due to the size of the transaction, and to discuss obtaining additional waivers under the credit facility with our lender. To date, Pinnacle has had no further discussions with Company "A".

        On November 23, 2009, the Special Committee held a telephonic meeting to discuss our then existing alternatives. The Special Committee also discussed several options for an independent financial advisor and then reviewed a summary of the material terms contained in the initial draft of the Scotia merger agreement. The Special Committee engaged in extensive discussions regarding the material terms of the merger agreement, including the $0.34 price per share, the top-up option, the conditions to closing, the material adverse effect definition, the no solicitation provisions, termination rights, the termination fee and directors and officers insurance issues. The Special Committee discussed, among other things, negotiating an increase in the price per share, reducing the amount of the termination fee, requiring a vote of a majority of the stockholders unaffiliated with DLJ, Pinnacle's chief executive officer and chief financial officer and eliminating certain items that would be considered a material adverse effect, including net production requirements and a violation of Pinnacle's existing credit agreement. The meeting concluded with the Special Committee instructing Locke Lord to revise the draft merger agreement based on such discussions.

        On November 24, 2009, Locke Lord sent a revised draft of the merger agreement to the Special Committee, Scotia, and Scotia's outside counsel, Vinson & Elkins, LLP ("V&E"), based on the prior day's discussions.

        On November 28, 2009, the Special Committee participated in a teleconference with representatives of Scotia, V&E and Locke Lord. During the teleconference, the parties engaged in discussions and negotiations regarding the material open issues from Locke Lord's revised draft of the merger agreement provided on November 24, 2009. The key issues discussed were the merger consideration, the requirement that a majority of the stockholders unaffiliated with DLJ, Pinnacle's chief executive officer and chief financial officer approve the merger, the material adverse effect definition, the acquisition proposal definition, waivers under Pinnacle's credit agreement, conditions to closing and right to terminate provisions, the termination fee and expense reimbursement provisions, and specific performance in the event of breach. At the conclusion of the negotiation, the Special Committee instructed Locke Lord to further negotiate the draft merger agreement based on such discussions.

        On November 30, 2009, Mr. McGonagle updated Scotia on the discussions with our lender. Scotia indicated that it might not proceed with the proposed transaction without a longer extension of the waiver.

        On December 1, 2009, Mr. Tombar of Scotia informed Mr. McGonagle that it was discontinuing negotiations pending a longer extension of the waiver period by our lender than that provided under the November 16, 2009 Waiver and Agreement, discussed below.

        On December 1, 2009, Pinnacle received a letter from Company "F" expressing interest in buying certain properties of Pinnacle located in the Powder River Basin of Wyoming and Montana.

        On December 2, 2009, the Special Committee held a telephonic meeting to discuss hiring an independent financial advisor and the material open items in the latest draft of the Scotia merger agreement. The Special Committee determined that, after discussing various candidates, it intended to hire FBR as its independent financial advisor for purposes of reviewing strategic alternatives and

24

determining whether the financial consideration to be received in the Scotia proposal is fair, from a financial point of view, to our stockholders. Thereafter, the Special Committee engaged in discussions regarding the list of remaining open items in the Scotia merger agreement based on the November 28, 2009, teleconference with representatives of Scotia and V&E. The meeting concluded with the Special Committee instructing Locke Lord to begin revising the draft merger agreement based on such discussions but to not send the revised draft to V&E pending an extension of the waiver period by our lender. The Special Committee subsequently retained FBR as its independent financial advisor.

        On December 3, 2009, the Special Committee provided DLJ with comments to its term sheet indicating that the proposal was insufficient to address Pinnacle's ongoing liquidity issues and coordinated a response to Company "F." DLJ responded by confirming the terms of their offer and stating they would not negotiate on terms.

        On December 8, 2009, Mr. Schoonmaker and Mr. Barnes engaged in discussions regarding the sale of our low pressure gas gathering assets with Company "H." Company "H" was introduced to Pinnacle by Mr. Cabes.

        On December 10, 2009, the Special Committee held a telephonic meeting with representatives of Locke Lord and FBR during which FBR provided an update to the Special Committee on the status of its analysis as to whether the financial consideration to be received in the Scotia proposal is fair, from a financial point of view, to our stockholders. FBR explained the valuation methodologies it would employ for determining if the financial consideration is fair. The Special Committee and FBR also discussed the timetable for FBR's delivery of drafts of a fairness opinion.

        On December 15, 2009, Mr. Schoonmaker contacted Company "F" to review and counter the offer it had made for certain or our properties. Company "F's" offer terminated on this date.

        On January 12, 2010, Pinnacle entered into a confidentiality agreement with Company "H" which wanted to evaluate a potential acquisition of our low pressure gas gathering assets.

        On January 14, 2010, Mr. Schoonmaker and Mr. McGonagle met with Company "F" to discuss a possible transaction and discuss the then current operational and financial status of Pinnacle, including alternative structures and valuations. Company "F" declined to move forward. To date, Pinnacle has had no further discussions with Company "F".

        On January 14, 2010, Mr. Schoonmaker and Mr. Barnes and Company "H" conducted a conference call to discuss timing and terms of a potential transaction.

        On January 15, 2010, after being advised that Pinnacle had obtained a longer-term waiver under the terms of its credit facility, Mr. Tombar contacted Mr. McGonagle to resume negotiations on the proposed transaction.

        On January 15, 2010, the Special Committee held a telephonic meeting to discuss the waiver of the credit facility with our lender and material open items in the most recent draft of the merger agreement, which included the merger consideration offered, the requirement that a majority of the stockholders unaffiliated with DLJ, Pinnacle's chief executive officer and chief financial officer approve the merger, the top-up option, the material adverse effect definition, conditions to closing and right to terminate provisions, the termination fee and expense reimbursement provisions, and specific performance in the event of breach. The Special Committee engaged in extensive discussions regarding the material open items, including agreeing to the top-up option, capping the amount of expenses that Pinnacle would reimburse Powder in the event a termination fee was required to be paid at $250,000, and limiting the events requiring Pinnacle to pay a termination fee. The meeting concluded with the Special Committee instructing Locke Lord to revise the draft merger agreement based on such discussions.

        On January 20, 2010, Locke Lord sent an updated draft of the merger agreement to the Special Committee, Scotia, and V&E based on the January 15, 2010 meeting.

25

        On January 27, 2010, Scotia provided the Special Committee with a list of remaining open issues on the draft of the merger agreement provided by Locke Lord on January 20, 2010, which included the merger consideration offered, the requirement that a majority of the stockholders unaffiliated with DLJ, Pinnacle's chief executive officer and chief financial officer approve the merger, the material adverse effect definition, the acquisition proposal definition, waivers of Pinnacle's credit agreement, conditions to closing and right to terminate provisions, the termination fee and expense reimbursement provisions, and specific performance in the event of breach.

        On January 28, 2010, the Special Committee and representatives of Scotia negotiated the open issues on the merger agreement identified by Scotia on January 27, 2010.

        On February 5, 2010, V&E provided an updated draft of the merger agreement to the Special Committee, which included Scotia's rejection of the requirement that a majority of the stockholders unaffiliated with DLJ, Pinnacle's chief executive officer and chief financial officer approve the merger, the inclusion of specific material adverse effect items related to production, reserves and reduction in net mineral acres, a proposed increase in the amount of Powder's reimbursable expenses in the event of termination to $600,000, and additional events requiring Pinnacle to pay a termination fee.

        On February 8, 2010, the Special Committee held a telephonic meeting with representatives of Locke Lord to discuss material open items in the draft merger agreement provided by Scotia on February 5, 2010, which included the merger consideration offered, the material adverse effect definition, the right to terminate provisions, and the termination fee and expense reimbursement provisions. The chairman of the Special Committee stated that, in the negotiation process, Scotia indicated it was contemplating reducing the proposed merger consideration to between $0.30 to $0.32 per share of Common Stock based on, among other things, increased liabilities to be assumed and updated reserve reports of Pinnacle. The Special Committee determined it would reject any lowering of the merger consideration and would accept no less than $0.34 per share. The Special Committee then reviewed the remaining material open items of the draft merger agreement and engaged in extensive discussions regarding the open items, including lowering the benchmark of proved reserves of natural gas from 27.3 BcF to 23.0 BcF in, and excluding a borrowing base redetermination under Pinnacle's existing credit agreement from, the material adverse effect definition, and reducing the termination fee from $1 million to $500,000 if the merger agreement is terminated due to a material adverse effect on Pinnacle or a breach of Pinnacle's representations and warranties that remains uncured prior to the closing. The Special Committee instructed Locke Lord to revise the draft merger agreement and the chairman of the Special Committee to continue negotiating the merger agreement with Scotia based on such discussions.

        On February 8, 2010, Locke Lord provided an updated draft of the merger agreement to Scotia's counsel reflecting the discussions of the February 8, 2010 meeting of the Special Committee.

        On February 9, 2010, V&E sent an updated draft of the merger agreement to the Special Committee and Locke Lord, which included Scotia's agreement to the revised termination fee provisions and material adverse effect definition.

        On February 9, 2010, Company "D" provided a presentation to Pinnacle's management regarding a possible merger transaction.

        On or about February 9, 2010, Jay Wilkins of DLJ contacted Mr. Tombar of Scotia to explain that DLJ would prefer to structure the transaction so that DLJ would receive the same cash per share that the Pinnacle public stockholders would receive, rather than "rolling over" its investment by contributing shares to Powder. Mr. Tombar, however, advised Mr. Wilkins that it would be unwilling to proceed with the transaction unless DLJ agreed to contribute its shares of Common Stock to Powder prior to the merger.

26

        On February 9, 2010, based on discussions between Locke Lord, V&E, and DLJ's outside legal counsel, Davis Polk & Wardwell LLP ("Davis Polk"), it was determined that the transaction would be constructed as a one-step merger (the "Merger") instead of a two-step tender offer followed by a Merger.

        On February 10, 2010, Mr. Schoonmaker and Ryan Gregory, Pinnacle's Procurement Manager, met with executive officers from Company "H" to discuss the next step in the process. A meeting and field tour was scheduled for a later date. Due to the pending merger with Scotia, Company "H" informed Pinnacle that it was no longer interested in purchasing certain Pinnacle assets. To date, Pinnacle has had no further discussions with Company "H".

        On February 10, 2010, Locke Lord sent an updated draft of the merger agreement to the Special Committee, Scotia, V&E, and Davis Polk reflecting the revised one-step merger structure.

        On February 11, 2010, Mr. Schoonmaker and Mr. Gregory met with the executive officers of Company "I" and their equity provider in Houston. Company "I" was introduced to Pinnacle through Company "I's" equity provider who had ongoing business relationships with certain directors of Pinnacle.

        On February 12, 2010, Pinnacle provided additional data to Company "D" for further evaluation of a merger transaction. To date, Pinnacle has had no further discussions with Company "D".

        On February 12, 2010, the Special Committee held a telephonic meeting with representatives of Locke Lord and FBR during which FBR provided an update to the Special Committee on the status of its analysis of the Scotia proposal based upon the current terms of the draft merger agreement. The Special Committee and FBR also discussed the timetable for FBR's delivery of the fairness opinion letter and the timing of a Board meeting to discuss and possibly approve the Merger.

        On February 12, 2010, V&E sent an updated draft of the merger agreement to the Special Committee, Locke Lord, Scotia and Davis Polk. In this draft, Powder agreed to the requirement that a majority of the stockholders unaffiliated with DLJ, Pinnacle's chief executive officer and chief financial officer approve the merger.

        On February 12, 2010, Scotia indicated to the Special Committee that it needed an additional week to obtain the internal approvals required to execute the transaction documents.

        On February 16, 2010, V&E sent an updated draft of the merger agreement to the Special Committee, Locke Lord, Scotia, and Davis Polk, which included Powder's acceptance of the requirement that a majority of the stockholders unaffiliated with DLJ, Pinnacle's chief executive officer and chief financial officer approve the merger, as a non-waivable condition to the Merger.

        On February 17 and 18, 2010, Mr. Schoonmaker and Mr. Barnes met with Company "I" at our Sheridan office and provided a field tour. Discussions of a potential merger ensued.

        On February 19, 2010, Pinnacle entered into a mutual confidentiality agreement with Company "I" to further discuss and exchange information regarding a potential merger transaction. Confidentiality agreements with Company "I's" equity provider and affiliated lender had been entered into on July 23, 2009 and September 10, 2009, respectively.

        On February 22 and 23, 2010, Mr. Barnes and Mr. Schoonmaker and Company "I" held several calls, including a conference call with Pinnacle's third party reserve engineers to discuss valuation of Pinnacle's assets.

        On February 22, 2010, the Special Committee held a telephonic meeting with representatives of Locke Lord and FBR during which FBR provided its preliminary opinion to the Special Committee as to whether the financial consideration to be received in the Merger is fair, from a financial point of view, to Pinnacle's stockholders and the Special Committee discussed and approved resolutions to

27

recommend the Board approve the Merger. FBR confirmed its finding that the proposed financial consideration of $0.34 per share to be received in the Merger is fair to the stockholders of Pinnacle. However, since the $0.34 per share consideration was still bracketed in the latest draft of the merger agreement as of the time of the special meeting, the Special Committee requested that FBR delay providing its signed fairness opinion until the merger agreement was final. The Special Committee determined that the merger was fair and in the best interests of Pinnacle and its stockholders and unanimously approved the resolutions recommending that the Board approve the Merger conditioned upon (i) receipt of the final draft of the merger agreement in substantially the same form as provided to the Special Committee, with no change to the $0.34 per share consideration, and (ii) receipt of the signed fairness opinion from FBR.

        On February 22, 2010, the Board held a telephonic meeting with all members of the Board and representatives of Locke Lord to discuss the documents related to the Merger and to discuss and approve resolutions of the Board to approve the Merger Agreement, declare the advisability of the Merger, and recommend that Pinnacle's stockholders adopt the Merger Agreement. The chairman of the Special Committee then provided the Board with an overview of the timing issues of the proposed transaction. The chairman explained that the Special Committee met prior to the meeting of the Board with representatives of FBR. The chairman then explained that Scotia would not be able to approve the proposed transaction until February 23, 2010, though all relevant documents were generally in final form and had been agreed upon by all relevant parties. The chairman then informed the Board that FBR was prepared to deliver its fairness opinion provided Scotia confirms the $0.34 price per share. The chairman also informed the Board that pending (i) the delivery of the final draft of the merger agreement in substantially the same form as provided to the Special Committee, with no change to the $0.34 per share consideration and (ii) receipt of the fairness opinion of FBR, the Special Committee unanimously recommended that the Board approve the resolutions. The Board discussed the terms and conditions of the proposed transaction and voted to approve the resolutions pending (i) the delivery of the final draft of the merger agreement in substantially the same form as provided to the Special Committee, with no change to the $0.34 per share consideration, and (ii) the receipt of the signed fairness opinion of FBR. All members of the Board also determined that the Merger was fair and in the best interests of Pinnacle and its stockholders and voted in favor of the resolutions, except for Messrs. Johnson and Parker who abstained pending consultation with CCBM, Inc.'s counsel regarding their counsel's final review of the documents. Subsequent to the Board meeting, Messrs. Johnson and Parker approved the resolutions, as they had also determined the Merger was fair and in the best interests of Pinnacle and its stockholders. Ultimately, there was no change to the $0.34 per share consideration and the final merger agreement was identical to that approved by the Board.

        On February 23, 2010, the Special Committee held a telephonic meeting with representatives of Locke Lord to discuss the receipt of a non-binding letter of interest from Company "I" regarding a potential merger transaction with Pinnacle (the "Company "I" Proposal"). The chairman of the Special Committee and certain members of management received the Company "I" Proposal and forwarded it to the remaining members of the Special Committee and Locke Lord prior to the execution of the Merger Agreement. Notwithstanding the fact that the Merger Agreement and related transaction documents were in essentially final form, the Special Committee reviewed the Company "I" Proposal and discussed its terms. Since the form of consideration contemplated by the Company "I" Proposal was not all cash and would result in significant dilution to Pinnacle's stockholders, the Special Committee's evaluation and negotiation of the Company "I" Proposal would require additional time, including extensive consultation with its advisors. The chairman advised the Special Committee that the waiver of certain provisions of Pinnacle's credit facility would expire as of February 23, 2010. The chairman further stated that the lender had already granted significant extensions of the waiver and the lender previously indicated that they were not obligated and were very reluctant to provide any additional extensions, in particular for the extended period required for (i) Pinnacle to complete its due diligence of Company "I," (ii) Company "I" to complete its due diligence of Pinnacle, and

28

(iii) Pinnacle and Company "I" to negotiate the terms of a definitive agreement. The chairman further explained that if the current waiver of the credit facility expired, Pinnacle would be at risk of the lender declaring Pinnacle in default of certain provisions of the credit facility. After a review and full discussion of the foregoing facts and circumstances, the Special Committee decided it would be in the best interests of Pinnacle and its stockholders to proceed with the execution of the Merger Agreement and related transaction documents.

        Shortly after the Special Committee meeting to discuss the Company "I" Proposal, we entered into the Merger Agreement with Powder and Merger Sub.

        On February 24, 2010, we issued a press release announcing the Merger.

        On March 5, 2010, the chairman of the Special Committee and Pinnacle's management received a revised acquisition proposal from Company "I" (the "New Company "I" Proposal"). The chairman forwarded the New Company "I" Proposal to the remaining members of the Special Committee, Locke Lord and FBR. Locke Lord provided oral and written notice of the acquisition proposal to Powder and its counsel in accordance with the terms of the Merger Agreement.

        The Special Committee then engaged FBR to assist the Special Committee in its analysis of the New Company "I" Proposal as well as any other proposals received subsequent to the execution of the Merger Agreement

        Between March 5 and March 11, 2010, the Special Committee, FBR and Locke Lord evaluated the New Company "I" Proposal in order to determine if it constituted a "superior proposal" or was reasonably expected to lead to a "superior proposal." Upon the completion of the evaluation, the Special Committee (with consultation from FBR and Locke Lord) determined, based on its analysis of the limited information received to date on Company "I" and its assets, that the implied Company "I" valuation was overstated, the Pinnacle valuation was not done on a comparable basis, and that the exchange ratio was not at an appropriate premium to enable Pinnacle to move forward. As such, the New Company "I" Proposal was determined to not be a "superior proposal."

        On March 5, 2010, Pinnacle discussed the Merger with NASDAQ.

        On March 12, 2010, the Special Committee notified Company "I" that the New Company "I" Proposal was rejected as it was determined to not be a "superior proposal."

        On March 16, 2010, Pinnacle received an additional delisting notice from NASDAQ. Pinnacle appealed this delisting notice.

        On March 24, 2010, the chairman of the Special Committee received a revised acquisition proposal from Company "I" (the "Revised Company "I" Proposal"). The chairman forwarded the Revised Company "I" Proposal to the remaining members of the Special Committee, Locke Lord and FBR. Locke Lord provided oral and written notice of the Revised Company "I" Proposal to Powder and its counsel in accordance with the terms of the Merger Agreement.

        The Special Committee then engaged FBR to assist the Special Committee in determining whether the Revised Company "I" Proposal constituted a "superior proposal" or was reasonably expected to lead to a "superior proposal," as such term is defined in the Merger Agreement.

        On March 25, 2010, the Special Committee received an acquisition proposal from Company "J" (the "Company "J" Proposal"). The Special Committee forwarded the Company "J" Proposal to Locke Lord. Locke Lord provided oral and written notice of the Company "J" Proposal to Powder and its counsel in accordance with the terms of the Merger Agreement.

        Between March 26 and March 29, 2010, the Special Committee (with consultation from Locke Lord) evaluated the Company "J" Proposal in order to determine if it constituted a "superior proposal" or was reasonably expected to lead to a "superior proposal." Upon the completion of the

29

evaluation, the Special Committee determined that, as presented, the Company "J" Proposal was not a "superior proposal." The reasons for this determination included: (i) the indicated price of $0.41 per share of Common Stock, in cash, was subject to a detailed and definitive due diligence review of Pinnacle and the negotiation and approval of a definitive agreement, either of which could, in the sole discretion of Company "J," lead to price erosion prior to the execution of a definitive agreement, and (ii) the proposal was conditional on a significant number of events, consents, and agreements outside the control of Pinnacle, resulting in significant risk that the transaction might never close. The Special Committee's view was that, notwithstanding the fact that the Company "J" Proposal referred to a higher potential price for Pinnacle's stockholders, the value of the potential consideration must be significantly discounted to reflect the uncertainty and closing risks associated with the Company "J" Proposal. In the Special Committee's view, the risk and uncertainty more than offset the indicated increase in the face value of the offer price.

        On March 29, 2010, the Special Committee notified Company "J" that the Company "J" Proposal was rejected as it was determined not to be a "superior proposal" as a result of it being conditioned on a significant number of events that made consummation of the transaction highly unlikely.

        Between March 24 and April 1, 2010, the Special Committee, FBR and Locke Lord evaluated the Revised Company "I" Proposal in order to determine if it constituted a "superior proposal" or was reasonably expected to lead to a "superior proposal." Upon the completion of the evaluation, the Special Committee (with consultation from FBR and Locke Lord) determined, based on its analysis of the Revised Company "I" Proposal and related information received to date on Company "I" and its assets, that the Revised Company "I" Proposal was reasonably likely to lead to a "superior proposal." Consequently, the Special Committee determined it in the best interests of the stockholders, from a financial point of view, to further investigate the Revised Company "I" Proposal. In accordance with the terms of the Merger Agreement, the Special Committee provided Powder and its counsel written notice of its intention to enter into an approved confidentiality agreement and further investigate the Revised Company "I" Proposal on April 1, 2010.

        In accordance with the terms of the Merger Agreement, Pinnacle and Company "I" entered into an approved confidentiality agreement effective as of April 2, 2010. Since April 2, 2010, Pinnacle and Company "I" have engaged in due diligence with respect to the other party.

        Between April 2, 2010 and April 5, 2010 Pinnacle received due diligence materials from Company "I" regarding Company I's financial condition, reserves, properties, and corporate documents.

        On April 5, 2010, the Special Committee received an acquisition proposal from Company "K" (the "Company "K" Proposal"). The Special Committee forwarded the Company "K" Proposal to Locke Lord and FBR. Locke Lord provided oral and written notice of the Company "K" Proposal to Powder and its counsel in accordance with the terms of the Merger Agreement.

        Between April 5 and April 6, 2010, the Special Committee (with consultation from Locke Lord) evaluated the Company "K" Proposal in order to determine if it constituted a "superior proposal" or was reasonably expected to lead to a "superior proposal." Upon the completion of the evaluation, the Special Committee determined that, as presented, the Company "K" Proposal was not a "superior proposal." The reason for this determination was, in part, that the proposed consideration was based on intellectual property rights, which were speculative.

        On April 6, 2010, the Special Committee notified Company "K" that the Company "K" Proposal was rejected as it was determined not to be a "superior proposal."

        On April 7, 2010 and April 8, 2010, Mr. Schoonmaker, Mr. Barnes and financial advisors from FBR met with Company "I" to go over due diligence data received from Company "I".

30

        On April 12, 2010, Locke Lord sent updated drafts of the merger agreement and related transaction documents that were included in the Revised Company "I" Proposal to the Special Committee and Company "I's" outside counsel, Thompson & Knight LLP ("T&K").

        On April 13, 2010, T&K sent updated drafts of the Company "I" merger agreement and related transactional documents to the Special Committee and Locke Lord.

        On April 14, 2010, the Special Committee held a telephonic meeting with representatives of Locke Lord to discuss open items in the most recent drafts of the merger agreement and related transactional documents, which included the material adverse effect definition, Company "I's" condition to closing that Pinnacle not be delisted from the Nasdaq Global Market or that Company "I" have no reasonable basis to believe that Pinnacle will be delisted within twelve months following the merger, timing of payment and amount of fees under the bridge loan and the preferred stock investment contemplated to be part of the Company "I" transaction, the conversion price of the preferred stock, and the condition under the bridge loan that Pinnacle enter into hedging contracts. The Special Committee instructed Mr. McGonagle to continue negotiating with Company "I" and for Locke Lord to revise the various agreements.

        On April 14, 2010, Locke Lord sent updated drafts of the Revised Company "I" Proposal's merger agreement and related transaction documents to the Special Committee and T&K, which reflected the April 14, 2010 meeting of the Special Committee.

        On April 15, 2010, the parties negotiated the terms of the Revised Company "I" Proposal's merger agreement and related transaction documents. The negotiation topics included the inclusion of specific material adverse effect items related to production, reserves and reduction in net mineral acres, the delisting closing condition, timing of payment and amount of fees under the bridge loan and preferred stock investment and the conversion price of the preferred stock. The parties agreed to continue negotiations and due diligence pending the results of the Company's April 29, 2010 listing hearing with Nasdaq.

        On April 20, 2010, Company "I" representatives visited Pinnacle's office in Sheridan, Wyoming to review due diligence pertaining to Pinnacle's acreage and properties.

        On April 29, 2010, Pinnacle presented a compliance plan to regain compliance with the minimum bid requirement to the NASDAQ Hearings Panel.

        On April 29, 2010, T&K sent updated drafts of the merger agreement and related transactional documents to the Special Committee and Locke Lord. The updated merger agreement included provisions requiring Pinnacle to register the equity consideration issued as part of the transaction, modified the material adverse effect item related to daily production, and added covenants regarding amending Pinnacle's charter and Pinnacle's continued listing on Nasdaq.

        On May 4, 2010, the Special Committee held a telephonic meeting with representatives of Locke Lord and FBR to discuss the Revised Company "I" Proposal. After discussing the revised items, the Special Committee instructed Mr. McGonagle to continue negotiating with Company "I" and for Locke Lord to revise the various agreements.

        On May 6, 2010, Company "I" representatives attended and observed a work session with NSAI in Pinnacle's office. The meeting with NSAI was to review reserve data and organize data inputs for Pinnacle properties.

        On May 10, 2010, the NASDAQ Hearings Panel issued its determination, granting our request for continued listing subject to the following agreed upon conditions: (i) filing of a preliminary proxy for an annual meeting including a proposal for a reverse stock split on or before the earlier of (a) the termination of the Merger, or (b) July 1, 2010; and (ii) on or before September 13, 2010, evidencing a closing bid price of $1.00 or more for ten consecutive trading days.

31

        On May 11, 2010, Locke Lord sent updated drafts of the Revised Company "I" Proposal's merger agreement and related transaction documents to the Special Committee and T&K, which reflected Mr. McGonangle's further negotiations with Company "I" regarding the terms of the Revised Company "I" Proposal, including a reduction in the aggregate amount of shares to be issued by Pinnacle, the inclusion of a warrant as part of the merger consideration, an increase in the amount of the bridge loan and a warrant to be issued to the lenders to purchase a portion of the shares of Common Stock of Pinnacle as part of the bridge loan.

        From May 11, 2010, to May 14, 2010, the Special Committee and Company "I" continued to negotiate the remaining material open issues.

        On May 14, 2010, T&K sent updated drafts of the Revised Company "I" Proposal's merger agreement and related transaction documents to the Special Committee and Locke Lord. The documents reflected further negotiated terms, including additional covenants in the agreement related to the preferred stock investment.

        On May 17, 2010, the Special Committee held a telephonic meeting with representatives of Locke Lord to discuss the revised drafts, specifically the voting rights and adjustments to the conversion price of the preferred stock. The Special Committee instructed Locke Lord to continue negotiating with Company "I."

        On May 19, 2010, representatives of Company "I," T&K, Messrs. Schoonmaker and Barnes, and Pinnacle's legal counsel, Moye White LLP, held a telephonic discussion with Nasdaq representatives regarding the proposed voting rights, board designation rights and conversion terms of the preferred stock investment.

        On May 19, 2010, T&K sent updated drafts of the Revised Company "I" Proposal's bridge loan agreement and related transaction documents to the Special Committee and Locke Lord. The documents reflected further negotiated terms, including an increase in the amount of the bridge loan.

        On May 20, 2010, the Board held a telephonic meeting with all members of the Board and representatives of Locke Lord and FBR to discuss the current status of the Merger and the Revised Company "I" proposal. FBR reviewed the status of its analysis of the Revised Company "I" proposal based upon the current terms of the Revised Company "I" Proposal's merger agreement and related transaction documents.

        On May 25, 2010, Company "I" terminated negotiations with Pinnacle. Pinnacle has had no further discussions with Company "I" since this date.

Waivers and Amendments to Credit Facility

        With the significant decline in gas prices and resulting lack of liquidity, in 2008 we began to experience difficulties in complying with certain covenants within our credit facility. These difficulties caused our lender to reduce our borrowing base, thereby requiring significant monthly principal repayments and also to place additional conditions on our ability to borrow additional amounts. We also ceased to be in compliance with certain covenants contained in our credit agreement and thus required waivers from our lender to protect against the risk that the lender would seek to enforce its rights and liens in response to the resulting defaults. Our efforts to obtain such waivers are summarized below:

        Commencing in July 2008, we began drawing on availability under our credit facility, borrowing an aggregate of $12.5 million by October 2008.

        On August 4, 2008, Pinnacle and its lender entered into the Second Amendment to Credit Agreement which relaxed certain covenants for the quarter ended September 30, 2008 and thereafter,

32

including an increase to 3.0x of the Total Senior Debt to Annualized EBITDA covenant, and increased our borrowing base interest by 25 basis points.

        On September 30, 2008, Pinnacle and its lender entered into the Third Amendment to Credit Agreement which waived the non compliance of certain covenants for the quarter ended September 30, 2008, including the current ratio covenant, and increased our borrowing base interest by 50 basis points.

        On November 12, 2008, our lender lowered our borrowing base from $16.5 million to $14.5 million, effective October 2008. The lender also required us to reduce our borrowing base to $10.5 million by April 2009 through monthly principal reductions of $670,000.

        On April 14, 2009, Pinnacle and its lender entered into the Fourth Amendment to Credit Agreement to waive the non compliance with certain covenants for quarters ended December 31, 2008 and March 31, 2009 (including the current ratio covenant), limit as of September 30, 2009 vendor payables greater than ninety days past due to less than $6.0 million and to limit liens to less than $2.5 million, as our actual vendor trade payables greater than 90 days past due exceeded $5.0 million and vendor liens exceeded $1.5 million. The amendment also consented to the sale of our high-pressure gas gathering assets, provided we use a portion of the proceeds to reduce the amount borrowed under the credit facility. This amendment set our borrowing base at $9.0 million, reducing to $6.5 million by October 1, 2009, our next borrowing base redetermination. The $500,000 required monthly principal reductions to comply with the reduced borrowing base put further pressure on our resources and severely limited cash flow to support operations and development.

        On August 19, 2009, Pinnacle and its lender entered into a Waiver and Agreement to waive the noncompliance of certain covenants under our credit facility through August 26, 2009, including the current ratio covenant for the quarter ended June 30, 2009.

        On August 26, 2009, Pinnacle and its lender entered into the Fifth Amendment to Credit Agreement providing for the waiver of the noncompliance of certain covenants for the quarter ended June 30, 2009 (including the current ratio covenant), amend the consent provisions by the lender for divestiture of properties and equity transactions and to impose a $150,000 fee if we did not have a commitment for additional equity financing by October 26, 2009. The lender required this commitment of equity financing to provide for payment of the monthly amortization.

        On October 8, 2009, our lender advised us of its redetermination of borrowing base effective October 20, 2009, reducing our borrowing base from $6.5 million to $6.3 million. In addition, we were advised by our lender that the day-to-day management of our credit facility would now be handled by representatives of the lender's workout group.

        On October 20, 2009, Pinnacle and its lender entered into the Sixth Amendment to Credit Agreement which revised the borrowing base under the credit facility to $6.3 million effective December 1, 2009, along with ongoing monthly principal reductions of $200,000 until another borrowing base redetermination.

        On October 26, 2009, Pinnacle and its lender entered into a Waiver and Agreement waiving our obligation to comply with certain provisions of the credit facility through November 16, 2009, including the waiver of the current ratio covenant for the quarter ended June 30, 2009, and modifying certain references in the Fifth Amendment to the Credit Agreement.

        On November 16, 2009, Pinnacle and its lender entered into a Waiver and Agreement waiving our obligation to comply with certain provisions of the credit facility through November 23, 2009, including the waiver of the current ratio covenant for the quarter ended June 30, 2009, and modifying declined consent without certain references in the Fifth Amendment to Credit Agreement and the October 26, 2009 Waiver and Agreement.

33

        On November 23, 2009, Pinnacle and its lender entered into a Waiver and Agreement waiving our obligation to comply with certain provisions of the credit facility through December 1, 2009, including the waiver of the current ratio covenant for the quarters ended June 30, 2009 and September 30, 2009, and modifying certain references in the Fifth Amendment to the Credit Agreement and the October 26, 2009 and November 16, 2009 Waiver and Agreement. The lender indicated that Pinnacle must make "significant progress" with respect to a transaction with Scotia by December 1, 2009 in order for the lender to consider extending the waivers further.

        On November 30, 2009, the Special Committee participated in a telephonic meeting with representatives of the lender under the credit facility to review the status of the negotiations with Scotia and to discuss a further extension of the existing waiver. The lender's representatives verbally indicated they could agree to an extension of our bank covenant waivers through January 4, 2010. The lender's representatives also informed the Special Committee that they would hire a financial advisor, at our expense, to review the Scotia proposal and to evaluate the probability of the transaction being completed.

        On December 1, 2009, Pinnacle and its lender entered into a Waiver and Agreement waiving our obligation to comply with certain provisions of the credit facility through January 5, 2010, including the waiver of the current ratio covenant for the quarters ended June 30, 2009 and September 30, 2009, and modifying certain references in the Fifth Amendment and the October 26, 2009, November 16, 2009 and November 23, 2009 Waiver and Agreement.

        On December 4, 2009, the Special Committee convened to discuss the lender's reticence to extend additional waivers of the credit agreement and grant time for a potential merger to take place, based upon the lender's stated disbelief of the validity of the Scotia proposal. The Special Committee discussed prior and new proposals, and alternative courses of action in light of the lender's stated position.

        On December 14, 2009, our lender retained a financial advisor (at our cost) to do an on site visit for valuation of assets to get comfort with further extension of the waivers and amended terms in our credit agreement, taking into account our current credit facility balance of $6.3 million, along with a working capital deficiency of approximately $15.0 million.

        On December 22, 2009 we were informed by our lender that they had received an unsolicited offer to purchase our credit facility with an anticipated closing date of year end of 2009. Our lender requested our consent to the sale as required under the terms of credit facility. Pinnacle declined to consent without additional information on the potential purchaser and its financial capabilities.

        On December 23, 2009, a meeting of the Board members was held to determine our rights under the credit facility, possible alternatives if the facility was sold and our response to our lender. A letter was sent to the lender to address our concerns in light of the potential Scotia transaction and further extensions needed to accomplish this transaction.

        On January 5, 2010, Pinnacle and its lender entered into a Waiver and Agreement waiving our obligation to comply with certain provisions of the credit facility through January 12, 2010, including the waiver of the current ratio covenant for the quarters ended June 30, 2009, September 30, 2009 and December 31, 2009, and modifying certain references in the Fifth Amendment, and the October 26, 2009, November 16, 2009, November 23, 2009 and December 1, 2009 Waiver and Agreement.

        Effective January 13, 2010, Pinnacle and its lender entered into the Seventh Amendment and Waiver to the credit agreement which: (i) extended the waiver period under the prior waiver and agreements to June 15, 2010; and (ii) defined the "Final Maturity Date" in the Credit Agreement to mean the earlier of (A) June 15, 2010; or (B) the date that is thirty (30) days following the date which is the earliest of: (x) unless the Merger shall have commenced on or before February 15, 2010, (y) the date when the Merger is withdrawn or terminated in whole or in part or (z) the date the lender have

34

been advised that the Scotia transaction will not proceed. The amendment also provided for a continued reduction in the borrowing base by making principal payments of $200,000 per month through maturity.

        On February 12, 2010, the Special Committee initiated discussions with the lender to extend the Final Maturity Date beyond February 15, 2010 with respect to commencement of the Merger.

        On February 15, 2010, Scotia provided the lender with a letter confirming that Scotia had completed its initial due diligence on Pinnacle and providing a qualified funding commitment, subject to the execution of certain transaction documents and confirmation of Scotia investment committee approval which was anticipated on or prior to February 23, 2010.

        On February 17, 2010, the lender agreed to extend the first trigger for final maturity from February 15, 2010 to February 23, 2010.

Terminated Transaction with Quest Resource Corporation

        On October 15, 2007, we entered into an agreement and plan of merger with Quest Resource Corporation ("Quest") pursuant to which Quest would have acquired all of our issued and outstanding Common Stock in exchange for 19.1 million shares of Quest common stock, having an aggregate valuation at that time of approximately $207.0 million. The merger agreement was amended on February 6, 2008 to, among other items, reduce the number of shares of Quest common stock to be issued to 15.5 million shares, having an aggregate market value at that time of approximately $127.4 million. Quest terminated the Merger Agreement on May 16, 2008. On August 23, 2008, Quest announced the resignation of its chairman, president and chief executive officer. The resignation followed the discovery, in connection with an inquiry from the Oklahoma Department of Securities, of questionable transfers of company funds to an entity controlled by the chairman, president and chief executive officer.

Purpose of the Merger

        For Pinnacle, the purpose of the Merger is to enable our unaffiliated stockholders to immediately realize the value of their investment in our Common Stock through their receipt of the Merger Consideration of $0.34 in cash, without interest, representing a premium of approximately 28% over the market price of our Common Stock on the date immediately preceding announcement of the Merger. The Merger Consideration represents a greater amount for our stockholders than they could be expected to realize from a bankruptcy filing, which was the most likely alternative to the Merger available to us.

        For DLJ, it has understood that Pinnacle has been operating under severe liquidity constraints, and that without a strategic transaction that offers some prospects for Pinnacle to refinance its debt and trade payables, a bankruptcy filing for Pinnacle may become necessary. Pinnacle management informed DLJ from time to time of its efforts to obtain alternative financing, sell assets and pursue other merger and sale transactions, and DLJ delivered a preliminary term sheet to Pinnacle on November 20, 2009 for a $2 million senior secured mezzanine loan facility. However, DLJ's term sheet was declined by the Board as insufficient to address Pinnacle's ongoing liquidity issues because it did not provide enough funds to satisfy obligations to Pinnacle's secured creditor and vendors, nor would it provide sufficient operating capital. During the negotiation of the terms of the Merger and related transactions, DLJ was informed that Scotia would require DLJ to "roll over" its investment by contributing all of its shares of Common Stock to Powder. Because DLJ preferred to receive the same cash consideration per share of Common Stock that the other Pinnacle shareholders would receive, DLJ contacted Scotia to request the same treatment. However, Scotia advised DLJ that it would be unwilling to proceed on this basis. Accordingly, DLJ has agreed, pursuant to the Contribution Agreement, to contribute its shares of Common Stock to Powder in exchange for ownership interests in Powder, after which Powder is

35

expected to be primarily owned by Scotia and DLJ. Pinnacle's Chief Executive Officer and Chief Financial Officer are anticipated to retain their executive positions with Pinnacle and will be issued profits interests with limited voting rights in Powder. The purpose for DLJ to engage in the transactions relating to the Merger, therefore, is to retain an indirect equity interest in Pinnacle as required by Scotia.

Recommendation of the Special Committee and Pinnacle's Board of Directors

        Based on the factors discussed below under "—Fairness of the Merger; Reasons for Recommendation of the Special Committee and our Board of Directors," both the Special Committee and our Board of Directors determined that the Merger and the Merger Agreement are fair to and in the best interest of Pinnacle and our unaffiliated stockholders.

        The Special Committee unanimously recommended that our Board of Directors:

  •
  approve the Merger and Merger Agreement; and

  •
  recommend that our stockholders vote for the adoption of the Merger Agreement.

        After considering the recommendation of the Special Committee, our Board of Directors unanimously approved the Merger Agreement, declared the Merger Agreement was fair, advisable and in the best interests of Pinnacle and its unaffiliated stockholders and resolved to recommend to Pinnacle's stockholders that they adopt the Merger Agreement.

        The Merger Agreement, including Merger and other transactions contemplated by the Merger Agreement, was unanimously approved by our full Board of Directors at a meeting called for that purpose. As a result, the Merger and Merger Agreement were unanimously approved by the independent directors of Pinnacle, which excludes Mr. Peter G. Schoonmaker, our chief executive officer and Susan C. Schnabel, who serves on our Board of Directors as the designee of DLJ.

Our Board of Directors unanimously recommends that you vote "FOR" the adoption of the
Merger Agreement, as it may be amended from time to time.

 Fairness of the Merger; Reasons for the Recommendation of the Special Committee and our Board of Directors

        The Special Committee and our Board of Directors consulted with financial and legal advisors, reviewed a significant amount of information and considered the following material factors in support of their determinations regarding the fairness of the Merger Agreement to our unaffiliated stockholders and the decision of the Special Committee to recommend that our Board of Directors approve the Merger Agreement, and the Board of Directors' decision to approve the Merger Agreement and to recommend that our stockholders vote to adopt the Merger Agreement. These factors are not listed in order of importance:

  •
  the belief of our Board that we would be unable to continue operations as an independent, stand-alone company because of our lack of liquidity and our inability to obtain additional financing from other sources. We have experienced sustained decreases in cash flow during the past five quarters due in part to the volatility of natural gas prices and declining gas production volumes. Such volatility has also resulted in significant reductions in our borrowing base under our current credit facility and our current lender has indicated it is not willing to provide any further extensions of credit or waivers of defaults which would allow our lender to exercise certain remedies. As a result, in the absence of a transaction, such as the Merger, we would likely have to seek protection under the federal bankruptcy laws;

36

  •
  management reported that our independent auditors were most likely going to issue their audit report on our 2009 financial statements with a going concern modification, which would constitute an additional covenant default under our credit facility. The going concern modification was expected to provide that the financial covenant defaults under our credit facility and other debt agreements raised substantial doubt about our ability to continue as a going concern;

  •
  the fact that Pinnacle had explored a significant number of strategic and financial alternatives over an extended period of time and the thoroughness of the process for exploring and reviewing these alternatives, including consideration of alternative transactions with other third parties;

  •
  the current and historical prices of our Common Stock and the fact that the Merger Consideration of $0.34 in cash per share of our Common Stock represented a premium of approximately 28% over the market price of our Common Stock on February 23, 2010, the date immediately prior to the announcement of the Merger Agreement;

  •
  the financial analysis and opinion of FBR dated February 23, 2010 delivered to the Special Committee as to the fairness, from a financial point of view as of the date of the opinion, of the $0.34 per share cash Merger Consideration to be received by holders of our Common Stock pursuant to the Merger. The Special Committee and Board of Directors have specifically adopted the analysis of FBR set forth in its opinion. See Exhibit C to this proxy statement and "—Opinion of the Financial Advisor to the Special Committee" for more information on the analyses and opinion, including the assumptions made, matters considered and limits of review;

  •
  the fact that Pinnacle's operations have been constrained by a severe lack of liquidity, which has been exacerbated by the significant amortization payments required from our lender;

  •
  the substantial increase in the amount of our trade payables outstanding for over 90 days and vendor liens, and the resulting pressure from trade vendors, including the risk that key vendors would cease providing services to us or seek to enforce the vendor liens, any of which would significantly impair our operations;

  •
  the continuing weakness in natural gas prices and market conditions which limited our ability to generate positive cash flow from operations;

  •
  the risk that we may not be able to comply with the conditions and covenants set forth in the seventh amendment to our credit facility. If we are unable to comply with the terms of the seventh amendment or if our lender is unwilling to grant further modifications or extensions, we would be subject to the exercise of remedies by the lender. The exercise of such remedies would likely result in us seeking protection under federal bankruptcy laws;

  •
  the risk that we may not be able to comply with the listing standards of The NASDAQ Global Market ("NASDAQ") due to the fact that the price of our Common Stock has fallen below the minimum bid price of $1.00 per share for a period greater than 30 consecutive trading days. On April 29, 2010 a hearing before the NASDAQ was held at which we presented a compliance plan to regain compliance with the minimum bid price requirement. On May 10, 2010, the NASDAQ Hearings Panel issued its determination, granting our request for continued listing subject to the following agreed upon conditions: (i) filing a preliminary proxy for an annual meeting including a proposal for a reverse split on or before the earlier of (a) the termination of the Scotia transaction, or (b) July 1, 2010; and (ii) on or before September 13, 2010, evidencing a closing bid price of $1.00 or more for ten consecutive trading days;

  •
  the efforts made by our senior management and its advisors to obtain greater value than the $0.34 per share Merger Consideration provided for in the Merger, and the recognition that the

37

    $0.34 per share in value for stockholders was likely a greater amount for the stockholders than they could be expected to realize from a bankruptcy filing, which was the most likely alternative available to us;

  •
  subject to certain conditions, including the payment of a termination fee under certain circumstances, the terms of the Merger Agreement allow our Board to exercise its fiduciary duties to consider potential alternative transactions and to withdraw its recommendation to our stockholders to adopt the Merger Agreement and to terminate the Merger Agreement to accept a superior proposal;

  •
  the proposed Merger is for all cash, which provides a specific value to our stockholders compared to a transaction pursuant to which stockholders receive stock or other non-cash consideration that could fluctuate in value, or the alternative of trying to continue to operate as a stand-alone company, which might result in a bankruptcy filing and likely destruction of value for our stockholders; and

  •
  under Delaware law, stockholders who do not vote in favor of the Merger and satisfy certain conditions have the right to demand appraisal of their shares, which rights are described below under "Rights of Dissent and Appraisal" and Exhibit D.

        The Special Committee and our Board also considered a number of countervailing risks and factors concerning the proposed Merger. These countervailing risks and factors included the following:

  •
  the fact that we will no longer exist as an independent company and our unaffiliated stockholders will be unable to participate in any future earnings, if any, or receive any benefit from any future increase in value of Pinnacle;

  •
  the fact that an all cash transaction would be taxable to stockholders of Pinnacle for U.S. federal income tax purposes;

  •
  the low price per share of Common Stock reflected by the Merger Consideration compared to the historical prices of our Common Stock;

  •
  the risks and costs to Pinnacle if the Merger does not close, including the diversion of management and employee attention, potential employee attrition and the potential effect on business and customer relationships.

  •
  the risk that Scotia may not be able to obtain sufficient financing to make the necessary cash contribution to Powder to consummate the Merger;

  •
  the lack of recourse against Powder if it should breach its obligations under the Merger.

  •
  the fact that our officers and employees will have to focus extensively on actions required to complete the Merger, as well as the substantial transaction costs that we will incur for the Merger, even if it is not consummated;

  •
  the fact that, pursuant to the Merger Agreement, we must generally conduct our business in the ordinary course and are subject to certain restrictions on the conduct of our business prior to the closing of the Merger or termination of the Merger Agreement, which may delay or prevent us from pursuing business opportunities that may arise or preclude actions that would be advisable if we were to remain an independent company;

  •
  the restrictions on Pinnacle's ability to solicit or engage in discussions or negotiations with a third party regarding specific transactions involving Pinnacle, and the up to $1,000,000 termination fee and up to $600,000 in expenses payable to Powder upon the occurrence of certain events, and the possible deterrent effect that paying such fee might have on the desire of

38

    other potential acquirors to propose an alternative transaction that may be more advantageous to our stockholders; and

  •
  the potential effects of our limitations on soliciting alternative proposals for the acquisition of Pinnacle or our assets, including prohibitions on soliciting alternative transactions and a requirement to hold a stockholder meeting on the Merger whether or not the Board continues to believe at the time of the stockholder meeting that the Merger is fair to, and in the best interests of, Pinnacle's stockholders.

        In addition, the Special Committee and the Board believed that sufficient procedural safeguards were and are present to ensure the fairness of the Merger to our unaffiliated stockholders and to permit the Special Committee to represent effectively the interests of our unaffiliated stockholders. These procedural safeguards include the following, which are not listed in any relative order of importance:

  •
  the fact that the Special Committee is comprised of three directors who are not affiliated with Powder or DLJ and who are not employees of Pinnacle or any of its subsidiaries and the fact that the Special Committee represented solely the interests of our unaffiliated stockholders and negotiated with Powder on behalf of such stockholders;

  •
  the fact that no member of the Special Committee has an interest in the proposed Merger different from that of our unaffiliated stockholders, other than unvested restricted stock held by members of the Special Committee that will become vested in connection with the Merger and the customary indemnification and director and officer liability insurance coverage to which the members of the Special Committee will be entitled under the terms of the Merger Agreement;

  •
  the process undertaken by the Special Committee and our advisors in connection with evaluating third party interest in acquiring Pinnacle, as described above in "—Background of the Merger," including the fact that the Special Committee was free to explore a transaction with any other bidder, until the execution of the Merger Agreement on February 23, 2010;

  •
  the fact that the Special Committee consulted with FBR, with respect to financial issues and received legal advice from independent legal counsel, each of which has extensive experience in transactions similar to the proposed Merger;

  •
  the fact that the Special Committee, with the assistance of its independent legal and financial advisors, conducted extensive negotiations with Powder over several months and had the authority to reject the terms of the Merger Agreement;

  •
  the fact that the terms and conditions of the Merger Agreement enable the Special Committee to consider and recommend a superior proposal and terminate the Merger Agreement upon the payment of a $1.0 million termination fee and expenses of Powder;

  •
  the fact that the Merger requires the adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of the issued and outstanding shares of Pinnacle common stock entitled to vote at a meeting of stockholders and a majority of the outstanding shares of Pinnacle common stock held by persons other that DLJ, Pinnacle's chief executive officer and Pinnacle's chief financial officer; and

  •
  the availability of appraisal rights to the holders of our Common Stock who comply with all of the required procedures under Delaware law.

        The board considered the net book value of Pinnacle, but determined that book value is an inappropriate measure for valuing Pinnacle, because it is unable to sell its assets for book value as a result of depressed prices in the coal bed methane industry. Pinnacle further considered the going concern value, but determined that it is an inappropriate measure of Pinnacle's value due to Pinnacle's

39

current capital and liquidity needs because it will be unable to continue as a going concern without an immediate capital infusion. Likewise, in considering the liquidation value, the board determined that in the event Pinnacle does not receive an immediate infusion of capital, it will liquidate through bankruptcy and it is unlikely that its shareholders will receive any value. Pinnacle currently has certain net operating loss carryforwards; however, since the availability of such carryforwards will likely be significantly restricted pursuant to Internal Revenue Code Section 382, this was not a significant factor in the board's consideration of the Merger and Merger structure.

        The discussion of the information, risks and factors that the Special Committee and our Board considered in arriving at its decision to approve the Merger Agreement and recommend that our stockholders vote to adopt the Merger Agreement is not intended to be exhaustive, but includes all material factors considered by the Special Committee and Board. In view of the wide variety of factors and risks considered in connection with its evaluation of the Merger, neither the Special Committee nor the Board believed it necessary to, and did not attempt to, rank or quantify the risks and factors although individual members of the Special Committee and Board may have assigned different weights to the factors and risks in their individual assessments of the Merger. The overall analysis of the factors described above included multiple discussions with and questioning of our Special Committee, management, financial advisors and legal counsel. Our Board carefully considered the risks and uncertainties associated with our remaining an independent publicly-traded company. Many of those risks and uncertainties are described in our Annual Report on Form 10-K, any updates to those risks and uncertainties set forth in our subsequent Quarterly Reports on Form 10-Q and the factors described below under "—Effects on Pinnacle if the Merger is Not Completed."

Position of DLJ as to the Fairness of the Merger

        Under applicable SEC rules, DLJ is engaged in a "going private" transaction and therefore is required to express its belief as to the fairness of the Merger to Pinnacle's unaffiliated stockholders. DLJ is making the statements included in this section solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. DLJ's view as to the fairness of the proposed Merger should not be construed as a recommendation to any stockholder of Pinnacle as to how such stockholder should vote on the proposal to adopt the Merger Agreement.

        DLJ believes that the Merger is both substantively and procedurally fair to Pinnacle's unaffiliated stockholders. However, DLJ has not undertaken any formal evaluation of the fairness of the Merger to Pinnacle's unaffiliated stockholders or engaged a financial advisor for such purpose. DLJ did not consider Pinnacle's historic market prices, net book value, going concern value or liquidation value in determining the fairness of the transaction to Pinnacle's unaffiliated stockholders. DLJ did not consider historic market prices because DLJ believes that these prices are not indicative of the current value of the Common Stock due to adverse developments to Pinnacle's business as a result of the depressed prices in the coal bed methane industry and the downturn in the overall economy. DLJ did not consider net book value because DLJ considers book value to be an accounting concept that is indicative of historical costs expended by Pinnacle but not a material indicator of the value of the Common Stock. DLJ did not consider going concern value due to Pinnacle's current capital and liquidity needs, as DLJ expects that Pinnacle will be unable to continue as a going concern without an immediate capital infusion. Likewise, if Pinnacle does not receive an immediate infusion of capital, DLJ believes that Pinnacle may be required to liquidate and/or file bankruptcy, in which case it is unlikely that its shareholders will receive any value.

        Moreover, DLJ did not participate in the deliberations of the Special Committee or receive advice from Pinnacle's legal or financial advisors in connection with the Merger and was not involved in any negotiations regarding the per share Merger Consideration. DLJ has not been given access to any of the analyses undertaken by Powder, the Special Committee or the Pinnacle Board of Directors in valuing Pinnacle. Ms. Schnabel currently serves as DLJ's designee to Pinnacle's Board of Directors.

40

Ms. Schnabel, in her capacity as a member of Pinnacle's Board of Directors, participated in the deliberations of the Board of Directors in approving the Merger Agreement and the Merger, although she was not a member of, and did not participate in the deliberations of, the Special Committee. Following the unanimous approval of the Merger Agreement by all of Pinnacle's independent directors, the Merger Agreement was unanimously approved by Pinnacle's full Board of Directors.

        The belief of DLJ that the Merger is substantively and procedurally fair to the unaffiliated stockholders of Pinnacle is based on the following factors, among others:

  •
  the fact that the $0.34 per share Merger consideration and other terms and conditions of the Merger Agreement resulted from extensive negotiations between the Special Committee and its advisors, on the one hand, and Powder and its advisors, on the other hand, and represents a premium of 28% over the market price of our Common Stock on the date immediately preceding announcement of the Merger, and was not reduced as a result of the deterioration of Pinnacle's financial condition during the negotiation of the Merger Agreement;

  •
  the fact that the Special Committee unanimously determined that the Merger is fair to and in the best interest of Pinnacle and its stockholders;

  •
  the fact that the Merger Agreement, including the Merger and other transactions contemplated by the Merger Agreement, was unanimously approved by Pinnacle's full Board of Directors, including each of Pinnacle's independent directors, present at the meeting called for that purpose;

  •
  the fact that neither the Special Committee nor Pinnacle's Board of Directors had any obligation to recommend approval of the Merger or adoption of the Merger Agreement or any other transaction;

  •
  the fact that the Merger requires the adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at a meeting of stockholders and a majority of the outstanding shares of Common Stock held by persons other that DLJ, Pinnacle's chief executive officer and Pinnacle's chief financial officer;

  •
  the fact that, although DLJ is not entitled to rely on it, Pinnacle's Special Committee received an opinion from FBR as to the fairness, from a financial point of view, as of the date of the Merger Agreement, of the Merger Consideration to be received by Pinnacle's stockholders;

  •
  the fact that the Special Committee consulted with its own independent legal and financial advisors, who are experienced in transactions similar to the proposed Merger;

  •
  the fact that the Merger will provide consideration to the unaffiliated stockholders of Pinnacle entirely in cash, which provides certainty of value;

  •
  the fact that the Merger will provide liquidity, without the brokerage and other costs typically associated with market sales, for Pinnacle's public stockholders, whose ability, absent the Merger, to sell their shares of Common Stock is adversely affected by the low trading volume of the shares;

  •
  the fact that because DLJ has agreed to contribute its shares of Common Stock to Powder in exchange for equity interests in Powder, subject to the satisfaction of certain conditions, immediately prior to the effective time of the Merger, Powder was able to pay a higher price per share to Pinnacle's unaffiliated stockholders under the Merger Agreement or to satisfy Pinnacle's debt or trade payable as necessary to allow Pinnacle to continue to conduct its business;

  •
  the fact that any Pinnacle stockholders who do not vote in favor of the Merger will have the opportunity to seek appraisal of the fair value of their shares under Delaware law;

41

  •
  DLJ's understanding that the Special Committee believes that Pinnacle's efforts to market itself to potentially interested parties constituted a thorough, fair and full process to ensure that the $0.34 per share consideration was the highest offer that could be obtained for Pinnacle;

  •
  the fact that the Pinnacle director designated by DLJ did not participate in the Special Committee's deliberative process or conclusions; and

  •
  the fact that Pinnacle may terminate the Merger Agreement prior to the adoption of the Merger Agreement by Pinnacle's stockholders in order to accept a superior third party proposal, subject to certain conditions, including payment of a termination fee.

        DLJ considered each of the foregoing factors in determining the fairness of the Merger to Pinnacle's unaffiliated stockholders. In light of the factors described above, the fact that the use of a Special Committee of independent directors is a mechanism well recognized to ensure fairness in transactions of this type, and the requirement that a majority of the shares of Common Stock held by persons other than DLJ, Pinnacle's chief executive officer and Pinnacle's chief financial officer is required to approve the adoption of the Merger Agreement. DLJ believes that the Merger is procedurally fair to Pinnacle's unaffiliated stockholders despite the fact that Ms. Schnabel, in her capacity as a member of Pinnacle's Board of Directors, participated in the deliberations of the Board of Directors in approving the Merger Agreement and the Merger. In this regard, DLJ notes that all of the members of the Board of Directors voted on the transaction based on the unanimous recommendation of the Special Committee approved the Merger Agreement.

        In making its determination as to the fairness of the proposed Merger to Pinnacle's unaffiliated stockholders, other than the terminated transaction with Quest Resource Corporation, DLJ was not aware of any firm offers during the prior two years by any person for the merger or consolidation of Pinnacle with another company, the sale or transfer of all or substantially all of Pinnacle's assets or a purchase of Pinnacle's common stock that would enable the purchaser to exercise control of Pinnacle.

        DLJ's view as to the fairness of the Merger to Pinnacle's unaffiliated stockholders is not a recommendation as to how any such stockholder should vote on the Merger. The foregoing discussion of the information and factors considered by DLJ, while not exhaustive, includes all material factors considered by DLJ. DLJ did not find it practicable to assign, nor did it assign, relative weights to the individual factors considered in reaching its conclusion as to the fairness of the Merger to Pinnacle's unaffiliated stockholders. Rather, the fairness determinations were made after consideration of the totality of the information presented to it.

Opinion of Financial Advisor to the Special Committee

        On February 22, 2010, FBR rendered its oral opinion (which was subsequently confirmed in writing by delivery of FBR's written opinion) to the Special Committee, to the effect that, as of February 23, 2010, the Merger Consideration to be received by the holders of Common Stock in the Merger pursuant to the Merger Agreement was fair to such holders from a financial point of view.

        FBR's opinion was for the information of the Special Committee in connection with its consideration of the Merger. FBR's opinion does not constitute a recommendation to the Special Committee, the Board or any other person with respect to the Merger. FBR's opinion does not constitute advice or a recommendation to any investor or security holder of Pinnacle or any other person as to how such security holder should vote or act on any matter relating to the Merger or otherwise. FBR's opinion was only one of many factors considered by the Special Committee in its evaluation of the Merger and should not be viewed as determinative of the views of the Special Committee, the Board or management of Pinnacle with respect to the Merger or the Merger Consideration. The terms of the Merger, including the Merger Consideration, were determined through negotiations between Pinnacle and Powder and were not determined or recommended by FBR. FBR's

42

opinion did not address the merits of the underlying decision of Pinnacle to engage in the Merger. Additionally, FBR expressed no opinion as to the prices at which the shares of Common Stock will trade following the announcement of the Merger. FBR's opinion only addressed the fairness, from a financial point of view, to the holders of Common Stock of the Merger Consideration to be received by such holders in the Merger and did not address any other aspect or implication of the Merger or any agreement, arrangement or understanding entered into in connection with the Merger or otherwise. The summary of FBR's opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is included as Exhibit C to this proxy statement, and which sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by FBR in preparing its opinion.

        In arriving at its opinion, FBR, among other things:

  •
  reviewed a draft, dated February 23, 2010, of the Merger Agreement;

  •
  reviewed certain publicly available business and financial information relating to Pinnacle, including Pinnacle's Annual Reports on Form 10-K for each of the years in the two year period ended December 31, 2008 and Pinnacle's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009;

  •
  reviewed certain financial statements of Pinnacle and other business, financial and operating information relating to Pinnacle provided to FBR by management of Pinnacle, including draft financial information for the quarter ended December 31, 2009;

  •
  reviewed certain economic, reserve and production reports provided to FBR by NSAI, Pinnacle's third party reservoir engineering consultants, including a draft reserve report for the year ended 2009;

  •
  reviewed certain publicly available business and financial information relating to the industry in which Pinnacle operates;

  •
  reviewed the stock price and trading history of the Common Stock;

  •
  discussed the business and prospects of Pinnacle with certain members of Pinnacle's management;

  •
  reviewed certain business, financial and other information relating to Pinnacle, including financial and engineering forecasts, estimates and projections for Pinnacle provided to or discussed with FBR by the management of Pinnacle (Exhibit G),(1) which we refer to as the "management case," and NSAI;

(1)
The amount per mcf shown in the management projections is based on the NSAI reserve report, and takes the Nymex strip on February 2, 2010 less the price differential in place between the Nymex strip on February 2, 2010 and the Colorado Interstate Gas (CIG) Rocky Mountain Index price. After deducting the price differential from the Nymex strip on February 2, 2010, the price is adjusted for the BTU content of the gas, the fuel, loss and unaccounted for gas prior to the sale of the gas, the compression, gathering, and transportation fees charged by third-party service providers, and the premium paid above the CIG Rocky Mountain gas price by third-party gas purchasers.

•
reviewed certain financial and stock trading data and information for Pinnacle and compared that data and information with corresponding data and information, including estimates, for companies with publicly traded securities that FBR deemed relevant;

•
reviewed certain financial terms of the proposed Merger and compared those terms with the financial terms of certain other business combinations and other transactions which have recently been effected or announced;

43

  •
  performed a discounted cash flow analysis, which relied on the management case and reserve and production reports provided to FBR by NSAI;

  •
  performed a net asset value analysis, based upon reserve report forecasts provided by NSAI; and

  •
  considered such other information, financial studies, analyses and investigations and financial, economic and market criteria that FBR deemed relevant.

        In connection with its review, FBR did not independently verify any of the engineering, financial, accounting, legal, tax and other information FBR reviewed and FBR assumed and relied upon such information being complete and accurate in all material respects. With respect to the financial and engineering forecasts, estimates and projections provided to or discussed with FBR by Pinnacle and Pinnacle's independent reservoir engineers that FBR used in its analyses, management of Pinnacle and Pinnacle's independent reservoir engineers advised FBR, and FBR assumed, that such forecasts, estimates and projections were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Pinnacle and Pinnacle's independent reservoir engineers (or, with respect to the forecasts, estimates and projections obtained from public sources, represent reasonable estimates) as to the future financial performance of Pinnacle and FBR expressed no view and assumed no responsibility for the assumptions, estimates and judgments on which such forecasts, estimates and projections were based. Further, without limiting the foregoing, FBR assumed, with the Special Committee's consent and without independent verification, that the historical and projected financial information provided to FBR by Pinnacle accurately reflected the historical and projected operations of Pinnacle, and that there had been no material change in the assets, financial condition, business or prospects of Pinnacle since the respective dates of the most recent financial statements made available to FBR. FBR also assumed that the Merger Agreement, when executed by the parties thereto, conformed to the draft reviewed by FBR in all respects material to its analyses. In addition, the Special Committee advised FBR, and for purposes of FBR's analyses and its opinion, FBR assumed, that (i) Pinnacle was in violation of the current ratio covenant of its revolving credit facility, (ii) Pinnacle was delinquent with respect to amounts owed on accounts payable, revenue distribution payable and ad valorem taxes and (iii) if the Merger was not consummated, Pinnacle's ability to function as a going concern would be severely impaired which might lead to a voluntary or involuntary bankruptcy, restructuring or liquidation of Pinnacle, in which holders of Common Stock would likely receive little or no value. FBR did not evaluate the solvency or fair value of any party to the Merger Agreement under any state or federal laws relating to bankruptcy, insolvency or similar matters and did not express an opinion as to the value of any assets of Pinnacle, whether at current market prices or in the future. As part of FBR's analysis, the firm treated the delinquent amounts owed on accounts payable, revenue distribution payable and ad valorem taxes as funded debt obligations.

        FBR's opinion addressed only the fairness, from a financial point of view, to the holders of Common Stock of the Merger Consideration to be received by such holders in the Merger pursuant to the Merger Agreement and did not address any other aspect or implication of the Merger or any agreement, arrangement or understanding entered into in connection with the Merger or otherwise, including, without limitation, any tax implications of the Merger or the fairness of the amount or nature of, or any other aspect relating to, any compensation to any officers, directors or employees of any party to the Merger, or class of such persons, relative to the consideration to be received in the Merger by the holders of Common Stock or otherwise. The issuance of FBR's opinion was approved by an authorized internal committee of FBR.

        FBR made no independent investigation of any legal matters involving Pinnacle, Merger Sub or Powder, and FBR assumed the correctness of all statements with respect to legal matters made or otherwise provided to Pinnacle and FBR by Pinnacle's counsel.

44

        FBR's opinion was necessarily based upon information made available to FBR as of the date of its opinion and financial, economic, market and other conditions as they existed and could be evaluated on the date of the opinion. FBR assumed no responsibility to update or revise its opinion based upon events or circumstances occurring after the date of the opinion. FBR's opinion did not address the relative merits of the Merger as compared to alternative transactions or strategies that might be available to Pinnacle or any other party to the Merger, nor did it address the underlying business decision of the Board, the Special Committee, Pinnacle or any other party to the Merger to proceed with the Merger.

        Furthermore, in connection with its opinion, FBR was not requested to make, and did not make, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (contingent or otherwise) of Pinnacle or any other party, nor was FBR provided with any such appraisal or evaluation. FBR did not estimate, and expressed no opinion regarding, the liquidation value of any entity.

        The preparation of a fairness opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytic methods employed and the adaptation and application of these methods to the unique facts and circumstances presented. As a consequence, neither a fairness opinion nor its underlying analyses are readily susceptible to partial analysis or summary description.

        The following is a summary of the material financial analyses used by FBR in connection with its presentation to the Special Committee, and the preparation of its opinion delivered to the Special Committee. The following summary, however, does not purport to be a complete description of the financial analyses performed by FBR, nor does the order of presentation of the analyses described represent relative importance or weight given to those analyses by FBR. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of FBR's financial analyses. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by FBR. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before February 23, 2010, and is not necessarily indicative of current market conditions. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Each of the analyses conducted by FBR was carried out in order to provide a different perspective on the Merger and add to the total mix of information supporting the opinion. FBR did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support its opinion. Rather, in reaching its conclusions and delivering its opinion, FBR considered the results of the analyses in light of each other and did not place particular reliance or weight on any individual analysis, but instead concluded that its analyses, taken as a whole, supported its determination. Accordingly, notwithstanding the separate factors summarized above, FBR believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all analyses and factors, could create an incomplete or misleading view of the evaluation process underlying its opinion. In performing its analyses, FBR made numerous assumptions with respect to industry performance, business and economic conditions and other matters. The analyses performed by FBR are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses.

45

        Key Valuation Assumptions.    In conducting its analyses, FBR utilized the following assumptions based on guidance from Pinnacle management and the NSAI report:

  •
  Three gas pricing scenarios were selected for the purposes of this presentation (see Exhibit G):

  •
  Management case with assumed Colorado Interstate Gas ("CIG") prices of $5.41/MMBtu in 2010, $5.93/MMBtu in 2011, $6.03/MMBtu in 2012, $6.12/MMBtu in 2013, and $6.24/ MMBtu in 2014 and thereafter

  •
  NSAI year-end 2009 reserve report at a CIG price of $5.00/MMBtu held constant ("CIG $5.00 Case")

  •
  NSAI year-end 2009 reserve report at a CIG price of $4.00/MMBtu held constant ("CIG $4.00 Case")

  •
  Pinnacle's current hedge position was incorporated into all projections

  •
  A fundamental assumption was that Pinnacle must address payables and working capital deficiency to maintain going concern value and the ability to deploy capital to maintain and develop its assets; these items were treated as debt for the purposes of the analyses

  •
  As of December 31, 2009, Pinnacle had $5.4 million of accounts payable greater than 120 days past due, $2.3 million of ad valorem taxes due at year-end 2009 and $1.3 million of revenue distribution payable on or before June 30, 2010

  •
  Analysis assumed that Pinnacle had $5.9 million outstanding on its revolving credit facility on February 1, 2010 and total debt of $6.7 million (excluding accounts receivable, ad valorem taxes and revenue distribution payable)

  •
  Discounted Cash Flow and EBITDA projections assumed no additional capital expenditures and the following reserve riskings by category:

  •
  Proved developed producing ("PDP"): 95%

  •
  Proved developed non-producing ("PDNP"): 85%

  •
  No contribution from proved undeveloped ("PUD"), probable ("PROB") or possible ("POSS") reserves

        Selected Publicly Traded Companies Analysis.    FBR analyzed certain publicly traded companies in the oil and natural gas exploration and production industry that were deemed comparable to Pinnacle with respect to asset profiles, geographic dispersion of reserves and firm size (the "Peer Group"). FBR compared Pinnacle's financial performance with the performance of the Peer Group for the latest publicly available data and certain Bloomberg consensus projections. FBR derived base valuation multiples as detailed below by analyzing the specific Peer Group's financial information. FBR used the management case and NSAI estimates for Pinnacle and publicly available analyst estimates for the Peer Group in conducting the analysis. The Peer Group consisted of:

  •
  Admiral Bay Resources, Inc.

  •
  Double Eagle Petroleum Co.

  •
  Ember Resources Inc.

  •
  Geomet, Inc.

  •
  Petroleum Development Corporation

        For each of the companies identified above, FBR calculated various valuation multiples, including:

  •
  the ratio of enterprise value to proved reserves, current daily production and the present value of future cash flows attributable to proved reserves discounted at 10% as calculated in accordance with FASB guidance ("SEC PV-10"); and

46

  •
  the ratio of enterprise value to estimated earnings before interest, taxes, depreciation and amortization ("EBITDA") for the calendar years 2010 (referred to below as "CY 2010P") and 2011 (referred to below as "CY 2011P").

        The following table summarizes the derived relevant ranges of multiples for the companies identified above:

			Multiples
Ratio of Enterprise Value to:	Pinnacle		High	Mean	Median	Low
Year-end 2009 Proved Reserves ($ / Mcfe)	25.0	Bcf	$1.31	$0.95	$0.80	$0.76
Current Daily Production ($ / Mcfe/d)	7.5	Mmcf/d	$12,310	$7,208	$7,173	$3,161
Year-End 2009 SEC PV10 ratio	$17.6	million	1.1x	0.7x	0.6x	0.5x
CY 2010P	$2.4	million	4.9x	3.8x	4.5x	2.0x
CY 2011P	$1.3	million	4.1x	4.0x	4.0x	3.9x

        Based upon the peer valuation multiples and various gas price scenarios, FBR then applied these valuation multiples to Pinnacle's year-end 2009 proved reserves, current daily production and year-end 2009 SEC PV-10 ratio and to its estimated EBITDA for CY 2010P and CY 2011P. This analysis indicated an implied per share equity value reference range for Pinnacle between $0.00 and $2.52 as compared to the $0.34 per share cash consideration that would be paid in the proposed Merger.

        No company analyzed in the Peer Group has operations or reserves that are identical to those of Pinnacle. Trading multiples for the Peer Group as a whole were deemed more meaningful than multiples of any particular company. Mathematical analysis, such as determining the mean and median, is not in itself a meaningful method of using comparable company data. A complete analysis involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading values of the companies to which Pinnacle was compared.

        Precedent Transactions Analysis.    Using publicly available information, including SEC filings and press releases, FBR compared various valuation metrics from recent corporate and asset sale transactions with available reserve and production information that FBR deemed to be relevant (herein referred to in the aggregate as "Precedent Transactions"). FBR selected Precedent Transactions with primary operations in the Rocky Mountains region in which Pinnacle operates that were announced on or after September 2008 (to reflect changes in market conditions following the Lehman Brothers Holdings, Inc. bankruptcy). The comparable corporate transactions that FBR deemed to be relevant were:

Announcement Date	Buyer	Seller	Total Transaction Value ($MM)
12/18/09	J.M Huber	St. Mary Land & Exploration	$40
11/09/09	Rise Energy Ltd.	Teton Energy	$19
08/10/09	Williams Companies	Undisclosed	$258
06/12/09	Bill Barrett Corporation	Undisclosed	$60
04/02/09	Noble Energy	Teton Energy	$4
03/03/09	Undisclosed	Berry Petroleum	$154

47

        FBR focused on reserve and production multiples sourced from I.H.S. Herolds.

        The following table summarizes the purchase price multiples paid for the selected Precedent Transactions, including:

  •
  the ratio of the purchase price to proved reserves; and

  •
  the ratio of purchase price to current daily production.

			Multiples
Ratio of Purchase Price to:	Pinnacle		High	Mean	Median	Low
Proved Reserves ($ / Mcfe)	25.0	Bcf	$1.11	$0.82	$0.71	$0.65
Current Daily Production ($ / Mcfe/d)	7.5	Mmcf/d	$7,778	$4,014	$4,000	$1,326

        Based upon the precedent transaction valuation multiples and various gas price scenarios, FBR then applied these purchase price multiples to Pinnacle's results of operations for the latest available reserve and production data. This analysis indicated an implied per share equity value reference range for Pinnacle between $0.00 and $1.40 as compared to the $0.34 per share cash consideration that would be paid in the proposed Merger.

        Precedent Transactions metrics vary for many reasons, including, but not limited to: (i) differences in pre-transaction operating performance; (ii) other hidden or intangible assets not apparent in historical operating performance; (iii) non-disclosed pro forma adjustments and other deal-specific factors; and (iv) differences in asset and geographical mix. Multiples of the selected Precedent Transactions as a whole were deemed more meaningful than the multiples of any particular transaction. No selected transaction analyzed in the Precedent Transactions analysis was identical to the Merger. Mathematical analysis, such as determining the mean and median, is not by itself a meaningful method of using the Precedent Transactions data. A complete analysis involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies, as well as differences in geographies and development and production costs, involved in the Precedent Transactions and other factors that could affect the valuation multiples in the Precedent Transactions to which the Merger was compared.

        Net Asset Value Analysis.    FBR performed a Net Asset Value analysis, including calculating the present value of the field-level before-tax future cash flows that an operator with access to capital could expect to generate from Pinnacle's existing base of proved, probable, and possible reserves as provided by NSAI. The Net Asset Value analysis is dependent upon a number of factors, including but not limited to (i) the validity of the NSAI engineering and reserve report; (ii) the discount rate/weighting; and (iii) gas price deck assumptions. It is important to consider that Pinnacle is (i) currently in violation of its current ratio covenant on its existing credit facility and (ii) delinquent with respect to amounts owed under accounts payable, revenue distribution payable and ad valorem taxes, which inhibits Pinnacle's ability to develop and explore its reserve base on the scale and time horizon set forth by the reserve reports provided by NSAI.

        Key assumptions used in the Net Asset Value analysis include:

  •
  Price deck:  CIG $4.00/MMbtu, CIG $5.00/MMbtu and management pricing (NYMEX strip on February 2, 2010) (see Exhibit G);

  •
  Risk weighting:  85% to 100% for proven developed and producing reserves, 80% to 85% for proven developed non-producing reserves, 60% to 70% for proven undeveloped reserves, 0% to 50% for probable reserves, 0% to 10% for possible reserves;

48

  •
  Discount rate:  10% for proved reserves, 15% for probable reserves and 20% for possible reserves (which represent customary industry discount rates that reflect the relative risks associated with achieving drilling success in each reserve category);

  •
  All NSAI estimates for capital expenditures are deployed on schedule to develop reserve base;

  •
  NSAI reserve reports provide production, cost and capex estimates through 2024 with a remainder thereafter; and

  •
  Mid-period discounting.

Reference Range ($MM)	Net Asset Value
CIG $4.00 Case
Low	$15.1
High	$21.4
CIG $5.00 Case
Low	$22.0
High	$38.0
Management Case (NYMEX Strip on February 2, 2010)
Low	$30.9
High	$62.0

        Based upon the valuation and various gas price scenarios, this analysis indicated an implied per share equity value reference range for Pinnacle between $0.00 and $1.53 as compared to the $0.34 per share cash consideration that would be paid in the proposed Merger.

        The Net Asset Value analysis is dependent upon a number of factors, including but not limited to:

  •
  The validity of the NSAI report;

  •
  Reserve category risking;

  •
  Gas price deck assumptions; and

  •
  Discount rate/multiple.

        Discounted Cash Flow Analysis    FBR performed a Discounted Cash Flow Analysis that calculated the net present value of Pinnacle's unlevered, after-tax free cash flows to present value based on estimates with respect to the management case and projections provided by NSAI. For the purposes of FBR's analysis, cash flow was defined as EBITDA less capital expenditures less cash income taxes.

        Key assumptions used in the Discounted Cash Flow Analysis include:

  •
  Price deck:  CIG $4.00/MMbtu, CIG $5.00/MMbtu and management pricing (NYMEX strip on February 2, 2010) (see Exhibit G);

  •
  Gas Price differential adjustment:  Per management guidance;

  •
  Lease operating and production taxes:  Per management guidance and independent reservoir engineer estimate;

  •
  General and administrative expense:  Per management guidance;

  •
  Capital expenditures:  No additional expenditures for development of reserves;

  •
  Income taxes:  Pinnacle has significant deferred tax assets and does not anticipate paying cash income taxes during the forecast period;

49

  •
  Discount method:  Mid-period discounting applied;

  •
  Terminal multiple range:  2.0x - 6.0x ; and

  •
  Terminal year:  2014.

        The unlevered, after-tax free cash flows were discounted to present value (as of December 31, 2009) using a discount rate range of 15% to 17%, which was chosen based upon the analysis of the weighted average cost of capital of Pinnacle and its publicly traded comparable companies. The unlevered, after-tax free cash flows were then adjusted for outstanding indebtedness, overdue accounts payables, revenue distribution payables and ad valorem taxes based on certain financial data provided by Pinnacle's management (as summarized in Key Valuation Assumptions above) and in public filings.

        Based upon the valuation and various gas price scenarios, this analysis indicated an implied per share equity value reference range for Pinnacle below $0.00 as compared to the $0.34 per share cash consideration that would be paid in the proposed Merger.

        Conclusion.    The $0.34 per share cash consideration to be paid in the proposed Merger falls within the lower end of the implied per share reference ranges for most of the financial analyses described above. FBR's determination of fairness, however, also took into account a series of factors outside of an implied share price that FBR believed were relevant to Pinnacle's financial situation. The most significant of these factors are as follows:

  •
  Pinnacle's lack of available capital and liquidity to fund development activities;

  •
  The fact that Pinnacle is in technical default with its lender; and

  •
  Pinnacle's small market capitalization relative to that of the selected publicly traded peers.

FBR did not attribute any particular weight to its analysis of any of these factors, but rather made qualitative judgments as to their effect on the implied share prices derived from its financial analysis of Pinnacle. FBR believes that the implied share prices from its financial analysis and these outside factors must be considered as a whole in a determination of fairness and that in Pinnacle's case consideration of implied share prices without consideration of these factors would create an incomplete view of the process underlying FBR's opinion. Based upon and subject to the foregoing analysis, FBR's experience as investment bankers, FBR's work as described above and other factors FBR deemed relevant, FBR was of the opinion, as of the date of its opinion, that the merger was fair, from a financial point of view, to Pinnacle's stockholders.

Other Matters

        The Special Committee engaged FBR pursuant to a letter agreement dated as of December 3, 2009 to act as the Special Committee's financial advisor in connection with its review of strategic alternatives, including the potential sale of all or a portion of the assets and/or liabilities or capital stock of Pinnacle, including any liquidation, regardless of how the transaction was structured. These alternative transactions are described herein under the heading Background of the Merger. The Special Committee engaged FBR based on FBR's reputation as a nationally recognized investment banking and advisory firm with substantial experience in transactions similar to the Merger. FBR, as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. FBR has acted as financial advisor to the Special Committee in connection with the Merger and will receive a fee of $350,000 for rendering its opinion, which is not contingent upon the successful consummation of the Merger, but which fee will not be paid until the consummation or termination of the Merger. In addition, Pinnacle has agreed to indemnify FBR and certain related parties for certain liabilities arising out of or related to FBR's engagement and to reimburse FBR for reasonable out-of-pocket expenses

50

incurred in connection with FBR's engagement. On March 22, 2010, FBR and the Special Committee entered into an amendment to the letter agreement, pursuant to which the Special Committee engaged FBR to assist the Special Committee in its analysis of any proposals received subsequent to the execution of the Merger Agreement. Neither Pinnacle nor Powder has retained FBR for any other services relating to the Merger or for after the Merger.

        FBR and its affiliates have in the past provided and are currently providing investment banking and other financial services to Pinnacle and its affiliates, for which FBR and its affiliates have received and would expect to receive compensation, including having acted as placement agent in a private placement of equity securities of Pinnacle in April 2006 and as lead underwriter in Pinnacle's initial public offering in June 2007. FBR and its affiliates may in the future provide financial advice and services to Pinnacle or Powder and their respective affiliates for which FBR and its affiliates would also expect to receive compensation. FBR is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, FBR and its affiliates may acquire, hold or sell, for FBR's and its affiliates own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of Pinnacle and Powder and any other company that may be involved in the Merger, as well as provide investment banking and other financial services to such companies.

Effects of the Merger

        If the Merger is approved by our stockholders and the other conditions to the closing of the Merger are either satisfied or waived, Merger Sub will be merged with and into Pinnacle, and Pinnacle will be the surviving corporation. After the Merger, Pinnacle will be a direct, wholly-owned subsidiary of Powder.

        Upon completion of the Merger, each share of our Common Stock issued and outstanding to our affiliated and unaffiliated shareholders immediately prior to the effective time of the Merger (other than shares owned by Powder, Merger Sub or held in treasury by us and other than shares held by stockholders, if any, who have properly exercised and perfected statutory appraisal rights) will be converted into the right to receive $0.34 in cash, without interest. Each outstanding and unexercised option to purchase our Common Stock or stock appreciation right will be cancelled in exchange for an amount in cash equal to (A) the difference between $0.34 and the applicable exercise price or base price, as applicable, of such option or stock appreciation right, multiplied by (B) the aggregate number of shares of Common Stock subject to the option or stock appreciation right, as applicable. Additionally, each restricted stock award, whether performance-based, time-based or otherwise, that is outstanding immediately prior to the effective time of the Merger, whether or not then vested, automatically shall be cancelled and converted into the right to receive an amount equal to the product of (X) $0.34 multiplied by (Y) the total number of shares of Common Stock subject to such restricted stock award.

        The primary detriment of the transaction is that, at the effective time of the Merger, our stockholders, both affiliated and non-affiliated (other than Powder, DLJ, our chief executive officer and chief financial officer who will retain indirect interests) will cease to have ownership interests in us or rights as our stockholders. Therefore, you will not participate in any of our future earnings and will not benefit from any appreciation in Pinnacle's value.

        As an affiliate, DLJ's ownership in Pinnacle's net book value will be reduced from 32.5% to 26.5% in the post-transaction entity. Unaffiliated shareholders will have no net book value in the post-transaction entity.

        See "Material United States Federal Income Tax Consequences" below for a description of the tax effects of the merger.

51

        Our Common Stock is currently registered under the Exchange Act and is quoted on the NASDAQ Global Market under the symbol "PINN." As a result of the Merger, we will be a privately-held corporation, and there will be no public market for our Common Stock. After the Merger, our Common Stock will cease to be listed on the NASDAQ Global Market. In addition, registration of our Common Stock under the Exchange Act will be terminated.

        If any condition to the Merger is not satisfied or waived or if the Merger Agreement is terminated, the Merger will not be consummated. In that event, you will not receive any cash or other consideration as a result of these transactions. Powder and Pinnacle have certain termination rights. See "The Merger Agreement- Termination of the Merger Agreement."

Effects on Pinnacle if the Merger is Not Completed

        If the Merger is not consummated for any reason, our stockholders will not receive the Merger Consideration, our current management, under the direction of our Board, will continue to manage us as a stand-alone, independent business, and the value of shares of our Common Stock will continue to be subject to the risks and uncertainties identified in our Annual Report on Form 10-K for the year ended December 31, 2009 and any updates to those risks and uncertainties set forth in our subsequent Quarterly Reports on Form 10-Q and this Proxy Statement, including the acceleration in the maturity of our credit facility as described below. In addition, for the reasons described below, if the Merger is not completed by June 15, 2010, the waiver agreements with our lender will terminate, and all amounts then outstanding under the credit facility will be immediately due and payable, allowing the lender to take action to enforce its rights and liens with respect to the outstanding obligations. Because substantially all of our assets are pledged as collateral under our credit facility, if our lender declares an event of default, it will be entitled to foreclose on and take possession of our assets, including our cash balances. In such an event, we may be forced to liquidate or to otherwise seek protection under federal bankruptcy laws, and we can give you no assurance that in a bankruptcy proceeding you would receive any value for your shares.

        Credit Facility Amendment.    On January 13, 2010, Pinnacle entered into a Seventh Amendment and Waiver to Credit Agreement ("Waiver Agreement") with the lender party thereto. The Waiver Agreement provided that the lender would waive (i) Pinnacle's compliance with certain restrictions based on debt to equity ratios in the Credit Agreement, (ii) certain requirements of Pinnacle to pay certain accounts payable, and (iii) certain restrictions regarding liens on Pinnacle's assets. Default remedies available to the lender under the Credit Agreement include acceleration of all principal and interest amounts due under the Credit Agreement. The Waiver Agreement extends the waiver period for these items until the earlier of June 15, 2010 and the date of any default arising out of a breach or non-compliance with the Credit Agreement not expressly waived in the Waiver Agreement or a breach of the Waiver Agreement.

        In addition, the Waiver Agreement amends the definition of "Final Maturity Date" under the Credit Agreement to the earlier of (i) June 15, 2010 or (ii) the date that is thirty days following the earlier of (A) the date the Merger is withdrawn or terminated in whole or in part or (B) the date when the lender has been advised that the Merger will not proceed.

        NASDAQ.    On September 15, 2009, we received notification from The NASDAQ Stock Market ("NASDAQ") that we had fallen below certain continued listing criteria that require a minimum bid price of $1.00 per share over 30 consecutive trading days. NASDAQ temporarily suspended the minimum bid price requirement until March 15, 2010. We received notification from NASDAQ that our Common Stock would potentially be delisted if we were not in compliance with that requirement by March 15, 2010. On March 5, 2010, we discussed the Merger with NASDAQ. On March 16, 2010 we received an additional delisting notice from NASDAQ. On April 29, 2010, a hearing before the NASDAQ Hearings Panel was held at which we presented a compliance plan to regain compliance with the minimum bid price requirement. On May 10, 2010, the NASDAQ Hearings Panel issued its

52

determination, granting our request for continued listing subject to the following agreed upon conditions: (i) filing a preliminary proxy for an annual meeting including a proposal for a reverse split on or before the earlier of (a) the termination of the Scotia transaction, or (b) July 1, 2010; and (ii) on or before September 13, 2010, evidencing a closing bid price of $1.00 or more for ten consecutive trading days;

        There can be no assurance that our Common Stock will continue to be listed on the NASDAQ Global Market. Also, there can be no assurance that we will obtain listing on an alternate stock exchange or automated quotation service in the event we are delisted from NASDAQ. A delisting of our Common Stock could materially and adversely affect, among other things, the liquidity and market price of our Common Stock, the number of investors willing to hold or acquire our Common Stock, and our access to capital markets to raise capital in the future.

Financing of the Merger

        Powder's obligation to complete the Merger is not contingent on its obtaining financing. The amount of funds necessary to pay the aggregate merger consideration to our stockholders and holders of Restricted Stock Awards is anticipated to be approximately $6,993,549, assuming:

  •
  a purchase price of $0.34 per share; and

  •
  none of our stockholders validly exercises and perfects its appraisal rights.

        In addition, if the merger is completed, Powder intends to contribute funds to Pinnacle to pay down our past due trade payables, which are approximately $6.1 million as of December 31, 2009 and to pay off or refinance our existing indebtedness. Powder has informed us that it intends to pay for the acquisition through a cash contribution from the SW Fund. Scotia is currently in the process of raising the "SW Fund". Pursuant to the terms of the Contribution Agreement, if and when the SW Fund is formed, Scotia will cause the SW Fund to agree that, upon the satisfaction or waiver of the conditions in the Merger Agreement and the Contribution Agreement, the SW Fund will contribute cash to Powder in an amount sufficient to enable Merger Sub to complete the Merger. The SW Fund may not be formed prior to the shareholder meeting. If the SW Fund is not formed, Scotia will have the right but not the obligation to contribute cash to Powder in an amount sufficient to enable Merger Sub to complete the Merger. If the SW Fund is not formed and Scotia does not elect to contribute such cash to Powder, then Powder plans to seek alternative financing arrangements; however, no alternative funding arrangements have been made to date. If financing is unsuccessful and Powder does not have available funds in an amount sufficient to enable Merger Sub to consummate the Merger at the Closing Date and Pinnacle is not in breach of any of its obligations under the Merger Agreement, then Pinnacle may terminate the Merger Agreement pursuant to Section 7.1(d)(i) thereof. No termination fee would be payable by Pinnacle in connection with such a termination.

Material US Federal Income Tax Consequences

General

        The following discussion summarizes the material U.S. federal income tax consequences of the Merger that may be relevant to our stockholders who own shares of our Common Stock as a capital asset for U.S. federal income tax purposes (generally, assets held for investment) and who, or that, are for U.S. federal income tax purposes:

  •
  an individual who is a citizen or resident of the United States (including certain former citizens and former long-term residents);

  •
  a corporation, or other entity taxable as a corporation for U.S. federal tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

53

  •
  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust (i) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, or the Code, or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

        This discussion is based on the Code, Treasury regulations promulgated thereunder, court decisions, published rulings of the Internal Revenue Service, or the IRS, and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect.

        This discussion does not address all of the U.S. federal income tax consequences that may be relevant to our stockholders in light of their particular circumstances or to our stockholders who may be subject to special treatment under U.S. federal income tax laws, such as tax-exempt organizations, foreign persons or entities, S corporations or other pass-through entities, financial institutions, insurance companies, broker-dealers, persons who hold Pinnacle shares as part of a hedge, straddle, wash sale, synthetic security, conversion transaction, or other integrated investment comprised of Pinnacle shares and one or more investments, persons whose "functional currency" (as defined in the Code) is not the U.S. dollar, and persons who acquired Pinnacle shares in compensatory transactions. Further, this discussion does not address any aspect of state, local, or foreign taxation.

        If a partnership (or other entity classified as a partnership for U.S. federal tax purposes) is a beneficial owner of Pinnacle shares, the tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership. Pinnacle stockholders that are partnerships and partners in these partnerships are urged to consult their tax advisors regarding the U.S. federal income tax consequences of the Merger to them.

        THIS SUMMARY IS NOT A SUBSTITUTE FOR AN INDIVIDUAL ANALYSIS OF THE TAX CONSEQUENCES OF THE MERGER TO YOU. WE URGE YOU TO CONSULT YOUR TAX ADVISOR REGARDING THE PARTICULAR FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES OF THE MERGER IN LIGHT OF YOUR OWN SITUATION.

Tax Consequences of the Merger to Pinnacle Stockholders

        The Merger.    The exchange of Pinnacle shares for cash in the Merger will be a taxable transaction for United States federal income tax purposes, and possibly for state, local and foreign tax purposes as well.

        A holder of our stock generally will recognize capital gain or capital loss equal to the difference, if any, between the amount of cash received by the stockholder pursuant to the Merger and the stockholder's adjusted tax basis in the shares of our stock surrendered. Gain or loss will be calculated separately for each block of shares (that is, shares acquired at the same cost in a single transaction) exchanged in the Merger. Holders of separate blocks of our stock should consult their tax advisors with respect to these rules.

        If at the time of the Merger a non-corporate stockholder's holding period for the shares of our stock is more than one year, any gain recognized will be long term capital gain. If the non-corporate stockholder's holding period for the shares of our stock is one year or less at the time of the Merger, any gain will be subject to United States federal income tax at the same graduated rates as ordinary income. The use of capital losses is generally subject to limitations.

        For corporations, capital gain is taxed at the same rates as ordinary income, and the use of capital losses is subject to limitations.

54

        Appraisal Rights.    Holders of our common shares are entitled to appraisal rights under Delaware law in connection with the Merger. If a United States holder receives cash pursuant to the exercise of appraisal rights, that United States holder generally will recognize gain or loss equal to the difference between the amount of cash received and the adjusted tax basis in their shares of our Common Stock. This gain should be long-term capital gain or loss if the United States holder held our Common Stock for more than one year. Any holder of our Common Stock that plans to exercise appraisal rights in connection with the Merger is urged to consult a tax advisor to determine the related tax consequences.

        Information Reporting and Backup Withholding.    Under U.S. federal income tax laws, the Paying Agent will generally be required to report to a Pinnacle stockholder and to the IRS any reportable payments made to such Pinnacle stockholder in the Merger. Additionally, a Pinnacle stockholder may be subject to a backup withholding tax with respect to the cash received in the Merger, unless the Pinnacle stockholder provides the Paying Agent with his correct taxpayer identification number, which in the case of an individual is his or her social security number, or, in the alternative, establishes a basis for exemption from backup withholding. If the correct taxpayer identification number or an adequate basis for exemption is not provided, a Pinnacle stockholder will be subject to backup withholding on any reportable payment.

        To prevent backup withholding, each Pinnacle stockholder must complete the IRS Form W-9 or a substitute Form W-9 that will be provided by the Paying Agent with the transmittal letter. Any amounts withheld under the backup withholding rules from a payment to a Pinnacle stockholder will be allowed as a credit against his U.S. federal income tax liability and may entitle him to a refund, if the required information is furnished to the IRS.

        The foregoing discussion is for general information only and not intended to be legal or tax advice to any particular Pinnacle stockholder. Tax matters regarding the Merger are very complicated, and the tax consequences of the Merger to any particular Pinnacle stockholder will depend on that stockholder's particular situation. Pinnacle stockholders should consult their own tax advisor to determine the specific tax consequences of the Merger, including tax return reporting requirements, the applicability of U.S. federal, state, local, and foreign tax laws, and the effect of any proposed change in the tax laws to them.

 Interests of Pinnacle's Directors and Executive Officers in the Merger

        In considering the recommendation of our Board with respect to the Merger Agreement, you should be aware that our directors and executive officers have interests in the Merger that are different from, or in addition to, your interests as a stockholder. These interests include:

  •
  indemnification provisions in the Merger Agreement in favor of our directors and officers;

  •
  maintenance of a six-year "tail" directors' and officers' liability insurance policy to cover directors and officers currently covered by our directors' and officers' liability insurance policy;

  •
  that our director, Susan Schnabel, is employed by an affiliate of DLJ and that DLJ will be contributing its shares of Pinnacle common stock to Powder prior to the effective time of the Merger;

  •
  the issuance of profits interests with limited voting rights in Powder to our Chief Executive Officer and Chief Financial Officer if they retain their executive positions with Pinnacle after completion of the Merger. These profits interests would be eligible for distributions only after the investors, the SW Fund and DLJ, have received distributions equal to the amount of their capital contributed to Powder. Thereafter, distributions will be allocated as follows: (i) 98% to SW Fund and DLJ and 2% to the profits interests until the aggregate distributions to SW Fund and DLJ result in an 8% internal rate of return on the capital contributions of SW Fund and DLJ; (ii) 90% to SW Fund and DLJ and 10% to the profits interests until the aggregate

55

    distributions to SW Fund and DLJ results in the greater of a 25% internal rate of return on the capital contributions of SW Fund and DLJ or three times the amount of the capital contributions made by SW Fund and DLJ; and, then (iii) 87.5% to SW Fund and DLJ and 12.5% to the profits interests. The holders of the profits interests will have voting rights limited to (a) the right to designate one of the seven board members of Powder and (b) consent rights regarding (1) changes to the rights of the profits interests, (2) changes to the business of Powder and (3) Powder entering into material contracts with members or affiliates. The profits interests are anticipated to be allocated 52% to our Chief Executive Officer and 48% to our Chief Financial Officer. The terms and conditions of the profits interests are set forth in the Form of Amended and Restated Limited Liability Company Agreement of Powder Holdings, LLC (LLC Agreement) set forth as Exhibit H. It is expected that the LLC Agreement will be executed immediately prior to the closing of the merger transaction;

  •
  the existing change of control arrangements between us and our Chief Executive Officer and Chief Financial Officer providing for, among other things, severance benefits if their employment is terminated under certain circumstances following a change in control of Pinnacle, such as the Merger, including: (i) a lump sum payment equal to 1.5 times the executive's annual base salary, plus payment of a pro-rated bonus; and (ii) immediate vesting of certain options, restricted stock or other compensation; and

  •
  potential employment arrangements between Powder or any of its affiliates, on the one hand, and one or more executive officers of Pinnacle, on the other hand, although there are no such arrangements as of the date of this proxy statement. If these arrangements are executed, the severance benefits noted above will not be paid.

        Our Board was aware of, and considered, the interests of our directors and executive officers in approving the Merger Agreement and the Merger. For the reasons, among others, described below, these additional interests did not affect the ability of our Board to exercise its judgment solely for the benefit of us and our stockholders:

  •
  our Board was aware of these additional interests and the Board's decision to approve the Merger Agreement and the Merger was made with full knowledge of the existence of these additional interests and their terms;

  •
  the change of control arrangements in Messrs. Schoonmaker and Barnes' employment agreement were recommended by non-employee directors more than 12 months prior to the execution of the Merger Agreement and were recommended for the purpose of ensuring that each individual would devote his services for the best interests of us and our stockholders and not be distracted by any potential change in control;

  •
  our directors believed the executive officers' severance agreements to be prudent and in the best interests of us and our stockholders; and

  •
  these additional interests were not implemented for the purpose of creating a deterrent to any takeover proposal.

        Compensation of Special Committee.    The members of the Special Committee received their ordinary compensation for the attendance at meetings of our Board of Directors and its committees with respect to each meeting of the Special Committee. Mr. McGonagle received a one-time cash payment of $50,000 for his services as chairman of the Special Committee.

        Directors and Officers.    There may be potential employment arrangements between Powder or any of its affiliates, on the one hand, and one or more executive officers of Pinnacle, on the other hand, although there are no such arrangements as of the date of this proxy statement and no material terms with respect to such employment agreements have been agreed. In addition, Pinnacle's Chief Executive

56

Officer and Chief Financial Officer, if they continue their employment with Pinnacle, will be issued profits interests with limited voting rights in Powder. These profits interests would be eligible for distributions only after the SW Fund and DLJ have received distributions equal to the amount of their capital contributed to Powder and will be limited until the SW Fund and DLJ have received a specified return on such contributed capital.

        Total Consideration for Our Common Stock.    Our directors and executive officers will receive the same per share consideration for their shares of our Common Stock in the Merger as all of our other stockholders. The estimated aggregate amount of consideration that will be received in the Merger by our directors and executive officers on account of their ownership of our Common Stock, and Restricted Stock Awards as of March 31, 2010 is $333,230.

        Stock Option Awards.    The Merger Agreement provides that immediately prior to the effective time of the Merger, each outstanding and unexercised Stock Option Award, granted under any equity based compensation plan of Pinnacle will be automatically cancelled. Each holder of such Stock Option Award that has an exercise price or base price, as applicable, per share of our Common Stock that is less than $0.34 will receive an amount in cash equal to (i) the difference between $0.34 and the applicable exercise price or base price, as applicable, of such Stock Option Award, multiplied by (ii) the aggregate number of shares of our Common Stock subject to such Stock Option Award. There are no Stock Option Awards with an exercise price less than $0.34 per share. Accordingly, no holder of Stock Option Awards will receive any payments for such awards as a result of the Merger.

        Restricted Stock Awards.    Under the Merger Agreement, Restricted Stock Awards granted under any equity based compensation plan of Pinnacle will, immediately prior to the effective time of the Merger, be automatically cancelled. Under the Merger Agreement, the holder of any such Restricted Stock Award will receive an amount in cash equal to (i) $0.34, multiplied by (ii) the total number of shares of our Common Stock subject to such Restricted Stock Award.

        Directors' and Officers' Indemnification and Insurance.    The Merger Agreements contains indemnification provisions in favor of our directors and officers and provides for the maintenance of a six-year "tail" directors' and officers' liability insurance policy to cover directors and officers currently covered by our directors' and officers' liability insurance policy, see "The Merger Agreement—Covenants—Directors' and Officers' Indemnification and Insurance."

Litigation Related to the Merger

        Two putative stockholder class action lawsuits related to the Merger have been filed in the Delaware Court of Chancery since the announcement of the execution of the Merger Agreement. On March 24, 2010, the Delaware Court of Chancery entered an order consolidating the two actions under the caption In re Pinnacle Gas Resources Shareholder Litigation, C.A. No. 5313-CC (Del. Ch.) and appointing co-lead counsel.

        The consolidated complaint generally alleges that our directors breached their fiduciary duties by, among other things, taking actions designed to deter higher offers from other potential acquirers and failing to maximize the value of Pinnacle to its stockholders. In addition, the lawsuit alleges that DLJ, as a controlling stockholder of Pinnacle, violated fiduciary duties to Pinnacle stock holders and that Powder and Merger Sub aided and abetted the alleged breaches of fiduciary duties by the other defendants.

        The lawsuit seeks, among other relief, injunctive relief prohibiting the Merger, and costs of the action including reasonable attorneys' fees.

        Under the terms of the Merger Agreement, we have agreed to give Powder the opportunity to participate in the defense of the litigation. We may not agree to a settlement with respect to any such

57

litigation without Powder's prior written consent. In addition, no settlement requiring a payment or an admission of wrongdoing by a director may be agreed to without the applicable director's consent. These provisions may restrict our ability to settle this or future stockholder lawsuits relating to the Merger.

        The obligations of Pinnacle, Powder and Merger Sub to effect the Merger are subject to the satisfaction or waiver of the condition that, at the effective time of the Merger, no provision of any applicable law or governmental order makes the Merger illegal or temporarily, preliminarily or permanently prohibits the consummation of the Merger. In addition, Pinnacle or Powder may terminate the Merger Agreement if any order is issued that makes the Merger illegal or permanently restrains, prohibits or enjoins the consummation of the Merger. If the lead plaintiff is successful in obtaining an injunction prohibiting the consummation of the Merger, then such injunction may prevent the Merger from becoming effective or delay the Merger from becoming effective within the expected timeframe.

        On May 24, 2010, Pinnacle and its directors entered into a Memorandum of Understanding in anticipation of settling the shareholder lawsuit. Under the terms of the Memorandum of Understanding, we agreed to make additional proxy disclosures regarding the interests of our executive officers in the surviving entity and furnish additional information regarding FBR's analysis and fairness opinion. In return the shareholders will provide a release of their claims against us, our directors, Powder and DLJ. Pinnacle and its directors, Powder and DLJ do not admit any wrongdoing and will enter into the proposed settlement solely because it would eliminate the distraction, burden and expense of further litigation. The settlement is subject to confirmatory discovery, negotiation of a definitive settlement agreement, and approval by the Delaware Chancery Court. Powder and DLJ have agreed to the terms of the Memorandum of Understanding.

58

FORWARD-LOOKING STATEMENTS

        This proxy statement contains statement are not historical facts and are considered "forward-looking". You can identify these statements by the fact that they do not relate strictly to historical or current facts. We have based these forward-looking statements on our current expectations about future events. Further, statements that include words such as "may," "will," "project," "might," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," "continue" or "pursue," or the negative or other words or expressions of similar meaning, may identify forward-looking statements. These forward-looking statements are found at various places throughout this proxy statement. These forward-looking statements, including without limitation, those relating to future actions, effects on us if the Merger is not completed, strategies, future performance, the outcome of contingencies such as legal proceedings and future financial results, wherever they occur in this proxy statement, are necessarily estimates reflecting the best judgment of our management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors set forth from time to time in our filings with the SEC. In addition to other factors and matters contained in this document, these statements are subject to risks, uncertainties and other factors, including, among others:

  •
  we may be unable to obtain the required stockholder approval for the Merger at the special meeting;

  •
  the conditions to the closing of the Merger may not be satisfied, or the Merger Agreement may be terminated prior to closing, which would, in some cases, require payment of a $1.0 million termination fee, plus expenses;

  •
  disruptions and uncertainty, including diversion of management attention, resulting from our proposed Merger may make it more difficult for us to maintain relationships with other customers, employees or suppliers, and as a result our business may suffer;

  •
  the effects of litigation filed in connection with the proposed Merger;

  •
  the restrictions on our conduct prior to closing contained in the Merger Agreement may have a negative effect on our flexibility and our business operations;

  •
  we have and will continue to incur significant expenses related to the Merger prior to its closing and the Merger may involve unexpected costs or unexpected liabilities;

  •
  we may not have sufficient cash to continue our operations and to conduct our business until the conditions to the Merger can be satisfied and the Merger can be completed; and

  •
  additional factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, under the headings "Risk Factors" and "Quantitative and Qualitative Disclosures About Market Risk," and as such factors were updated in our subsequent Quarterly Reports on Form 10-Q.

        See "Where You Can Find More Information." You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

        THE FORWARD-LOOKING STATEMENTS IN THIS PROXY STATEMENT SPEAK ONLY AS OF THE DATE HEREOF. WE UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE.

59

 THE SPECIAL MEETING

Date, Time and Place

        This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by our Board for use at the special meeting to be held on        , 2010, starting at 10:00 a.m. Mountain Time, at the offices of Moye White LLP, 1400 16th Street, Sixth Floor, Denver, Colorado 80202, or at any postponement or adjournment thereof.

Purpose

        The purpose of the special meeting is for our stockholders to consider and vote upon the adoption of the Merger Agreement (and to approve any proposal to adjourn the special meeting to a later date to solicit additional proxies in favor of the adoption of the Merger Agreement if there are not sufficient votes for adoption of the Merger Agreement at the special meeting) and to consider and vote upon any other matter that may properly come before the special meeting or any postponement or adjournment thereof. A copy of the Merger Agreement is attached as Exhibit A to this proxy statement. This proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about         , 2010.

Record Date and Quorum

        We have fixed the close of business on        , 2010 as the record date for the special meeting, and only holders of record of Common Stock on the record date are entitled to vote at the special meeting. On March         , 2010, there were 29,980,032 shares of Common Stock entitled to be voted. Each share of Common Stock entitles its holder to one vote on all matters properly coming before the special meeting.

        A majority of the outstanding shares of our Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum for purposes of the special meeting. Shares of Common Stock represented at the special meeting but not voted, including "broker non-votes" and shares of Common Stock for which we have received proxies indicating that the submitting stockholders have abstained, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business. In the event that a quorum is not present at the special meeting, it is expected that the meeting will be adjourned to solicit additional proxies.

Vote Required to Adopt the Merger Agreement

        The adoption of the Merger Agreement requires the affirmative vote of the holders of (i) at least a majority of the outstanding shares of Common Stock entitled to vote; and, (ii) at least a majority of the outstanding shares of Common Stock held by persons who are unaffiliated with DLJ, our chief executive officer and chief financial officer. A failure to vote your shares of Common Stock, an abstention or a broker non-vote will have the same effect as voting "AGAINST" the adoption of the Merger Agreement.

        Under the terms of the Voting Agreement, discussed below the holders of: (i) 43.8% of the outstanding shares of Common Stock entitled to vote have agreed to vote in favor of the Merger and to adopt the Merger Agreement; and, (ii) 16.4% of the shares of Common Stock held by persons who are unaffiliated with DLJ, our chief executive officer and chief financial officer have agreed to vote in favor of the Merger and to adopt the Merger Agreement.

Voting Agreement

        Concurrently with the execution of the Merger Agreement, Pinnacle and certain of Pinnacle's directors and executive officers who own shares of Common Stock and our stockholders DLJ and

60

CCBM, Inc. entered into a Voting Agreement with Powder pursuant to which they have agreed to vote all shares of Common Stock held by them in favor of the adoption of the Merger Agreement. A copy of the Voting Agreement is attached Exhibit B.

        The following table summarizes our outstanding shares eligible to vote at the special meeting and the shares subject to the Voting Agreement:

	Shares	Percentage
Approval by Majority of Outstanding Shares
Total Shares outstanding and eligible to vote at special meeting	29,980,032	100.0%
Number of shares required to vote in favor of Merger Agreement for its adoption (majority)	14,990,017	50.0% +1
Number of shares subject to the voting agreement that have agreed to vote in favor of the adoption of the Merger Agreement	13,131,680	43.8%

	Shares	Percentage
Approval by Majority of Shares Held by Persons Other Than DLJ, Our Chief Executive Officer and Chief Financial Officer
Number of outstanding shares that are held by persons other than DLJ, our chief executive officer and chief financial officer	20,149,366	100.0%
Number of outstanding shares that are held by persons other than DLJ, our chief executive officer and chief financial officer required to vote in favor of Merger Agreement for its adoption (majority)	10,074,683	50.0% +1
Number of outstanding shares subject to the Voting Agreement that are held by persons other than DLJ, our chief executive officer and chief financial that have agreed to vote in favor of the adoption of the Merger Agreement	3,301,014	16.4%

Voting and Proxies

        If you submit your proxy by returning a signed proxy card by mail, your shares will be voted at the special meeting as you indicate on your proxy card. If you sign your proxy card without indicating your vote, your shares will be voted "FOR" the adoption of the Merger Agreement and "FOR" the approval of any adjournment of the special meeting referred to above, and in accordance with the recommendations of our Board on any other matters properly brought before the special meeting for a vote.

        If you abstain, your shares of Common Stock will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of business; however, your shares will not be counted as votes cast or shares voting on the proposal to adopt the Merger Agreement, as it may be amended from time to time. If you abstain, it will have the same effect as a vote "AGAINST" the adoption of the Merger Agreement.

        If your shares of Common Stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. If you do not instruct your broker, bank or other nominee to vote your shares, it has the same effect as a vote "AGAINST" adoption of the Merger Agreement.

61

 Revocability of Proxy

        Proxies received at any time before the special meeting, and not revoked or superseded before being voted, will be voted at the special meeting. You have the right to change or revoke your proxy at any time before the vote taken at the special meeting:

  •
  by delivering to our Corporate Secretary, Ronald T. Barnes, at Pinnacle Gas Resources, Inc., 1 East Alger Street, Sheridan, Wyoming, 82801 a signed written notice of revocation, bearing a date later than the date of your proxy, stating that your proxy is revoked;

  •
  by attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy—you must vote in person at the meeting to revoke a prior proxy);

  •
  by submitting a later-dated proxy card; or

  •
  if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions.

        Please do not send in your stock certificates with your proxy card. If the Merger is completed, a separate letter of transmittal will be mailed to you that will enable you to receive the Merger Consideration in exchange for your Pinnacle stock certificates, assuming you do not elect to exercise your appraisal rights.

Adjournments and Postponements

        If the requisite stockholder vote approving the adoption of the Merger Agreement has not been received at the time of the special meeting, holders of our Common Stock may be asked to vote on a proposal to adjourn the special meeting, if necessary, to solicit additional proxies in favor of the merger proposal. The affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the adjournment proposal at the special meeting is required to approve the adjournment proposal. Our Board recommends that you vote "FOR" the approval of any such adjournment of the meeting, if necessary.

Rights of Dissent and Appraisal

        Under Delaware law, holders of Common Stock who do not vote in favor of the proposal to adopt the Merger Agreement, as it may be amended from time to time, will have the right to seek appraisal of the fair value of their shares of Common Stock as determined by the Delaware Court of Chancery if the Merger is completed, but only if they comply with all requirements of Delaware law, which are summarized in this proxy statement. The judicially determined appraisal amount could be more than, the same as or less than the Merger Consideration. Any holder of Common Stock intending to exercise appraisal rights, among other things, must submit a written demand for an appraisal to us prior to the vote on the proposal to adopt the Merger Agreement and must not vote or otherwise submit a proxy in favor of adoption of the Merger Agreement and must otherwise strictly comply with all of the procedures required by Delaware law. Your failure to follow exactly the procedures specified under Delaware law will result in the loss of your appraisal rights.

        See "Rights of Dissent and Appraisal" and the text of Section 262 of the Delaware General Corporation Law (the "DGCL") reproduced in its entirety as Exhibit D to this proxy statement, which relates to your rights of dissent and appraisal. We encourage you to read these provisions carefully and in their entirety.

Solicitation of Proxies

        This proxy solicitation is being made and paid for by us on behalf of our Board. In addition, we have retained Georgeson Inc. to assist in the solicitation. We will pay Georgeson Inc. up to $8,500 plus

62

reasonable out-of-pocket expenses for their assistance. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid any additional compensation for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of Common Stock that the brokers and fiduciaries hold of record. Upon request, we will reimburse them for their reasonable out-of-pocket expenses. In addition, we will indemnify Georgeson Inc. against any losses arising out of that firm's proxy soliciting services on our behalf.

Other Matters

        Our Board does not know of any other business that will be presented at the meeting. If any other proposal properly comes up for a vote at the meeting in which your proxy has provided discretionary authority, the proxy holders will vote your shares in accordance with their best judgment.

Questions and Additional Information

        If you have any questions about the Merger, the special meeting or this proxy statement, or if you need additional copies of this proxy statement or the enclosed proxy, you should contact our Corporate Secretary at Pinnacle Gas Resources, Inc., 1 East Alger Street, Sheridan, Wyoming 82801, Attention: Corporate Secretary, (307) 673-9710 or Georgeson Inc., 199 Water Street, 26th Floor, New York, NY 10038, (212) 440-9800 (banks and brokers), (866) 821-2550 (stockholders) (toll free).

63

THE MERGER AND MERGER AGREEMENT

        The following summary of the terms of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Exhibit A. This summary may not contain all of the information about the Merger that is important to you. We encourage you to read carefully the Merger Agreement in its entirety.

        The descriptions of the Merger Agreement in this proxy statement have been included to provide you with information regarding its terms. Except for its status as the contractual document between the parties with respect to the Merger, it is not intended to provide factual information about Powder, Merger Sub or us. The Merger Agreement contains representations and warranties made by and to Powder, Merger Sub and us as of specific dates. The representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement, including qualifications in disclosures exchanged between the parties. In addition, some representations and warranties were made as of a specified date, may be subject to contractual standards of materiality different from those generally applicable to stockholders, and have been made solely for purposes of risk allocation and to provide contractual rights and other remedies to Powder, Merger Sub and us. You should not rely upon the representations and warranties set forth in the Merger Agreement as statements of factual information.

The Merger and Effective Time

        If the Merger Agreement is adopted by our stockholders, the other conditions to closing are satisfied or waived and the Merger Agreement is not terminated prior to the effective time of the Merger, Merger Sub will merge with and into Pinnacle and Pinnacle will continue as the surviving corporation as a direct, wholly-owned subsidiary of Powder (the "Merger").

        The Merger is a "going-private" transaction. If the Merger is completed, we will no longer be a publicly traded company, we will not be required to file reports with the Securities and Exchange Commission, or the "SEC," our stock will not be quoted on the NASDAQ Global Market and you will not participate in our future earnings or growth.

        The Merger Agreement provides that Merger Sub, a wholly owned subsidiary of Powder, will merge with and into Pinnacle. Pinnacle will be the surviving corporation in the Merger, which we sometimes refer to as the surviving corporation, and will continue to exist after the Merger as a wholly owned subsidiary of Powder.

        The closing date for the Merger will be on the second business day following the day on which all conditions to closing in the Merger Agreement have been satisfied or waived or on another date as agreed between Powder, Merger Sub and us. We currently expect to complete the Merger during the second quarter of 2010. However, we cannot assure you when, or if, all the conditions to completion of the Merger will be satisfied or waived or whether the Merger Agreement will terminate prior to closing. See "—Conditions to the Merger" and "—Termination of the Merger Agreement" below.

        The Merger will be effective on the date of filing of a properly executed certificate of merger with the Secretary of State of the State of Delaware (or at such later time as agreed to by the parties and specified in such certificate of merger).

Merger Consideration

        Upon completion of the Merger, each share of our Common Stock issued and outstanding immediately prior to the effective time of the Merger (other than shares owned by Powder, Merger Sub or any other subsidiary of Powder or held in treasury by us and other than shares held by stockholders, if any, who have properly exercised and perfected statutory appraisal rights) will be converted into the

64

right to receive $0.34 in cash, without interest and less any applicable withholding tax. In this proxy statement, we refer to the consideration to be paid per share of Common Stock in the Merger as the "Merger Consideration." Because DLJ will contribute its shares of Common Stock to Powder immediately prior to the effective time of the Merger, DLJ will not receive any Merger Consideration.

        The stockholders of Pinnacle have appraisal rights as a result of the Merger in accordance with the provisions of Section 262 of the Delaware General Corporation Law. See "Rights of Dissent and Appraisal."

Payment Procedures

        Prior to the effective time of the Merger, Powder or Merger Sub will designate a bank, trust company or transfer agent to act as paying agent to facilitate the payment of the Merger Consideration to the Stockholders in connection with the Merger (the "Paying Agent"). Promptly after the effective time of the Merger, Powder shall cause the Merger Consideration, other than any portion allocable to any shares of Common Stock for which the holders have properly exercised appraisal rights under Delaware law, to be delivered to the Paying Agent. The Paying Agent will deliver the Merger Consideration in exchange for surrendered stock certificates or book entry shares.

        Promptly after the effective time of the Merger, the surviving corporation will cause the Paying Agent to send to each holder of record of the Common Stock a letter of transmittal and instructions disclosing the procedure for exchanging shares of our Common Stock for the Merger Consideration. After the effective time of the Merger, each holder of shares of our Common Stock which have been converted into the right to receive the Merger Consideration shall, upon either surrender to the Paying Agent of a certificate together with a properly completed letter of transmittal or receipt of an agent's message by the Paying Agent, be entitled to receive the Merger Consideration for each share of Common Stock held (less any applicable withholding of taxes). No interest will be paid or accrued on the Merger Consideration.

        Any cash remaining in the possession of the Paying Agent one year after the effective time of the Merger will be returned to Powder, upon demand, and any holder who has not exchanged such holder's Common Stock prior to that time may look only to Powder to exchange such shares of Common Stock or to pay the Merger Consideration, subject to abandoned property, escheat or similar laws.

        You should not return your stock certificates representing shares of our Common Stock with the enclosed proxy card, and you should not forward your stock certificates to the Paying Agent without a transmittal letter. In all cases, the Merger Consideration will be paid only in accordance with the procedures set forth in the Merger Agreement and the transmittal letter.

        If payment of the Merger Consideration is to be made to a person other than the registered holder of our Common Stock, it will be a condition of payment that the person requesting such payment either pay any applicable taxes required or establish, to the reasonable satisfaction of the Paying Agent, that the tax has been paid or is not applicable.

        If any share certificate is lost, stolen or destroyed, the Paying Agent will pay the Merger Consideration for the number of shares represented by such certificate upon delivery by the person seeking payment of an affidavit in lieu of the certificate, and if required by Powder, an indemnity bond in form and substance and with surety satisfactory to Powder.

Treatment of Stock Options and Stock-Based Awards

        The Merger Agreement provides that as of the effective time of the Merger, each outstanding and unexercised Stock Option Award, granted under any equity based compensation plan of Pinnacle will be automatically cancelled. Each holder of such Stock Option Award that has an exercise price or base price, as applicable per share of our Common Stock that is less than $0.34 will receive an amount in

65

cash equal to (i) the difference between $0.34 and the applicable exercise price or base price, as applicable, of such Stock Option Award, multiplied by (ii) the aggregate number of shares of our Common Stock subject to such Stock Option Award. There are no Stock Option Awards with an exercise price less than $0.34 per share. Accordingly, no holder of Stock Option Awards will receive any payment for such Stock Option Awards as a result of the Merger.

        Each Restricted Stock Award that is outstanding will immediately, prior to the effective time of the Merger, be automatically cancelled. Under the Merger Agreement, the holder of any such Restricted Stock Award will receive an amount in cash equal to (i) $0.34, multiplied by (ii) the total number of shares of our Common Stock subject to such Restricted Stock Award. There are an aggregate of 155,496 unvested Restricted Stock Awards outstanding and held by our directors and executive officers. As a result, they will receive approximately $52,868.64 upon consummation of the Merger in exchange for such Restricted Stock Awards.

Certificate of Incorporation; Directors and Officers of the Surviving Corporation

        When the Merger becomes effective, the certificate of incorporation of Pinnacle, as in effect immediately before the effective time of the Merger, shall be amended in its entirety and, as so amended, will be the certificate of incorporation of the surviving corporation.

        The directors and officers of Merger Sub immediately prior to the effective time of the Merger will be the directors and officers of the surviving corporation following the Merger until their respective successors are duly elected or appointed and qualified.

Representations and Warranties

        We have made various representations and warranties in the Merger Agreement with respect to us that are subject, in some cases, to disclosures and specified exceptions and qualifications. Our representations and warranties relate to, among other things:

  •
  our corporate organization and similar matters with respect to Pinnacle;

  •
  our capital structure;

  •
  the authorization, execution, delivery, performance and enforceability of the Merger Agreement, the Voting Agreement and all other related agreements;

  •
  the required consents, approvals, orders and authorizations of governmental authorities and third parties relating to the Merger Agreement and related matters with respect to us;

  •
  our compliance with applicable laws, material contracts and permit requirements;

  •
  outstanding and pending litigation material to us;

  •
  documents we have filed with the Securities and Exchange Commission and the fair presentation and accuracy of the financial statements and other information contained in such documents;

  •
  the absence of undisclosed liabilities;

  •
  the absence of changes in Pinnacle;

  •
  tax matters with respect to Pinnacle;

  •
  rights to our property and assets;

  •
  intellectual property of Pinnacle;

  •
  certain contracts of Pinnacle;

  •
  employment matters of Pinnacle;

66

  •
  environmental matters of Pinnacle;

  •
  matters relating to our employee benefit plans;

  •
  matters relating to the real property owned or leased by Pinnacle;

  •
  the absence of interested party transactions;

  •
  accuracy of information to be supplied by Pinnacle in connection with this proxy statement;

  •
  the inapplicability to the Merger of state and federal antitakeover statutes or regulations;

  •
  receipt by the Special Committee of our Board of the fairness opinion from FBR;

  •
  the preparation and delivery by Pinnacle of a reserve report;

  •
  derivative transactions and hedging;

  •
  matters relating to the Natural Gas Act and the Federal Energy Regulatory Commission;

  •
  our engagement of, and payments to, brokers, finders, investment bankers or similar parties;

  •
  matters relating to our credit agreement; and

  •
  matters relating to bankruptcy.

        The representations and warranties in the Merger Agreement are complicated and are not easily summarized. You are urged to read carefully and in its entirety Article 3 of the Merger Agreement entitled "Representations and Warranties of the Company."

        You should be aware that these representations and warranties made by Pinnacle to Powder and Merger Sub may be subject to important limitations, disclosures and qualifications set forth in the Merger Agreement and the disclosure letter related thereto, and do not purport to be accurate as of the date of this proxy statement or provide factual information about us to our stockholders. Certain of our representations and warranties are qualified by a material adverse effect standard, which is defined in the section labeled "—Company Material Adverse Effect Definition" below.

        In addition, Powder and Merger Sub made certain representations and warranties to us, including representations and warranties relating to:

  •
  the corporate organization and similar matters with respect to Powder and Merger Sub;

  •
  the authorization, execution, delivery, performance and enforceability of the Merger Agreement and related matters with respect to Powder and Merger Sub;

  •
  the required consents, approvals, orders and authorizations of governmental authorities and third parties relating to the Merger Agreement;

  •
  the accuracy of information to be supplied by Powder or Merger Sub in connection with this proxy statement; and

  •
  Powder's availability of funds which will be sufficient to pay the Merger Consideration.

        The representations and warranties in the Merger Agreement are complicated and are not easily summarized. You are urged to read carefully and in its entirety Article 4 of the Merger Agreement entitled "Representations and Warranties of Parent and Merger Sub."

        All of the representations and warranties contained in the Merger Agreement will expire at the effective time of the Merger.

67

 Company Material Adverse Effect Definition

        A material adverse effect means any circumstance, event, change or effect (whether or not foreseeable or known as of the date of the Merger Agreement) that individually or in the aggregate with all other circumstances, events, changes and effects: (a) would prevent the ability of Pinnacle to perform its obligations under the Merger Agreement or consummate the transactions contemplated thereby; or (b) is or would reasonably be expected to be, materially adverse to the assets, business, condition (financial or otherwise) or results of operations of Pinnacle, including any circumstance, event, change or effect that would result in:

  •
  our net production of natural gas to be less than 6.75 MMcf, based on the average daily production for any rolling five day period, on any day after February 23, 2010;

  •
  our proved reserves of natural gas as of (x) December 31, 2009, or (y) the last day of any fiscal quarter occurring after February 23, 2010 to be less than 23.0 Bcf based on a constant price of CIG Rocky Mountain Index of $4.00 per Mcf and the reserve report prepared by NSAI; or

  •
  an aggregate net reduction in the net mineral acres owned by Pinnacle within the Powder River Basin play in excess of 30,000 net mineral acres.

        No circumstance, event, change or effect to the extent arising out of, resulting from or attributable to the following will be deemed to constitute a material adverse effect on us or will be taken into account when determining whether a material adverse effect on us has occurred or is reasonably expected to occur:

  (i)
  general industry, economic, market or political conditions;

  (ii)
  acts of war, sabotage or terrorism;

  (iii)
  the announcement or pendency of the transactions contemplated by the Merger Agreement;

  (iv)
  any changes in GAAP, applicable law or the interpretation thereof;

  (v)
  the taking of any specific action at the express written direction of Powder; or

  (vi)
  a decline in the market price, or a change in the trading volume, of the shares of Common Stock, (however, any cause of any such decline or change may be taken into consideration when determining whether a material adverse effect on us has occurred or is reasonably expected to occur).

        Any circumstance, event, change and effect referred to in clauses (i), (ii) or (iv) immediately above will be taken into account in determining whether a material adverse effect on us has occurred or is reasonably expected to occur to the extent that such event, change or effect has a disproportionate effect on us, compared to other participants in the industries in which we conduct business.

Conduct of Business Pending the Merger.

        Pinnacle has agreed that until the earlier of the completion of the Merger or the termination of the Merger Agreement, except as otherwise consented to by Powder or expressly contemplated by the Merger Agreement, it will, among other things:

  •
  conduct its business in the ordinary course and in compliance with applicable law and the requirements of material contracts;

  •
  pay debts, taxes and other obligations when due; and

  •
  preserve intact its business organizations and material assets, current relationships with customers, suppliers and other persons with which Pinnacle has business relations.

68

        In addition, we have agreed that, among other things and subject to certain exceptions, we shall not, without Powder's written consent:

  •
  amend or propose to amend our certificate of incorporation or bylaws;

  •
  make, declare, set aside or pay any dividend or other distribution; split, combine, or reclassify any capital stock or equity interests of Pinnacle; issue or authorize any other securities; or purchase, redeem or acquire any capital stock or equity interests of Pinnacle;

  •
  issue, sell, pledge, dispose of, grant, encumber or otherwise subject to any lien, any shares of capital stock or any options, warrants, convertible securities or other rights to purchase any such capital stock, or other ownership interest of Pinnacle;

  •
  sell, lease, exchange, transfer, or assign any of our assets, with specified exceptions;

  •
  enter into any collective bargaining agreement;

  •
  enter into or amend or modify in any material respect, or consent to the termination of any material contract, other than in the ordinary course of business;

  •
  make any material change in any method of financial accounting principles or practices;

  •
  make, enter into or assume any derivative transaction;

  •
  reduce the amount of any insurance coverage provided by existing insurance policies;

  •
  terminate or waive any right or rights that individually or in the aggregate would reasonably be expected to be material in value to Pinnacle;

  •
  increase the compensation payable or to become payable or the benefits provided to our past or present officers, employees or other service providers; enter into any new or amend in any material respect any existing employment, severance, retention or change in control agreement with any of our past or present officers, employees or other service providers; or promote any officers, employees or service providers;

  •
  commence, settle or compromise any legal action threatened against, relating to or involving us, with specified exceptions;

  •
  acquire any corporation, partnership, other business organization or any material asset;

  •
  repurchase, prepay or incur any indebtedness for borrowed money, with specified exceptions;

  •
  amend, modify, or change any term of indebtedness;

  •
  make or change any material election in respect of taxes or adopt or change any material accounting method in respect of taxes;

  •
  fail to give all notices and other information required to be given to our employees in connection with the transactions contemplated by the Merger Agreement;

  •
  enter into any material agreement, agreement in principle, letter of intent, memorandum of understanding or similar contract with respect to any joint venture, strategic partnership or alliance, which in each case, is material to us;

  •
  create any new business division or otherwise enter into any new line of business;

  •
  adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Pinnacle;

  •
  enter into any contract with any officer or director of us or any of their immediate family members, with specified exceptions;

69

  •
  enter into any contract, agreement or arrangement that would provide for the making of a payment, result in a material adverse change in the rights or obligations of us or result in a material change in the rights or obligations of the counterparty thereto as a result of the transactions contemplated by the Merger Agreement;

  •
  amend, modify, cancel, terminate, breach, repudiate or waive compliance with any term of the Voting Agreement;

  •
  take any action that will, or would reasonably be expected to, have a material adverse effect on us; or

  •
  take any action that would cause a breach of our representations and warranties in the Merger Agreement or prevent us from performing our covenants in the Merger Agreement.

        The covenants in the Merger Agreement relating to the conduct of our business are complicated and not easily summarized. You are urged to read carefully and in its entirety Sections 5.7 and 5.8 of the Merger Agreement entitled "Conduct of the Business of the Company" and "Actions Requiring Parent's Consent," respectively.

No Solicitation of Transactions

        In addition to the restrictions outlined above, and except as set forth below or in the Merger Agreement, until the earlier of the completion of the Merger or the termination of the Merger Agreement we have agreed:

  •
  we will not, directly or indirectly, (a) solicit, initiate, endorse or take any action to encourage or facilitate (including by way of furnishing information) the submission of any inquiries, proposals or offers or afford access to our employees, business, properties, assets, books or records with respect to the making or completion of any acquisition proposal, (b) engage in any discussions or negotiations with respect to, or furnish any information or data with respect to, any acquisition proposal, or (c) resolve, propose or agree to do any of the foregoing;

  •
  we will immediately cease and cause to be terminated any discussion or negotiation with any person with respect to any acquisition proposal; and

  •
  our Board will not (i) fail to recommend to our stockholders to adopt the Merger Agreement or withdraw, modify or adversely qualify its recommendation; (ii) adopt, approve, recommend, endorse or otherwise declare advisable the adoption of any acquisition proposal or (iii) resolve, agree or publicly propose to take any such actions (each such action being referred to herein as an "Adverse Recommendation Change"); and

  •
  our Board will not cause or permit us to enter into any agreement constituting or directly related to, or which is intended to or would be reasonably likely to lead to, any acquisition proposal.

        Consideration of an Alternative Proposal.    Notwithstanding the general restrictions set forth above, at any time prior to obtaining approval of the adoption of the Merger Agreement by the holders of at least a majority of the outstanding shares of our Common Stock (excluding the shares of our Common Stock owned by DLJ or any of their affiliates, or by our chief executive officer or our chief financial officer) ("Company Stockholder Approval"), we may furnish information and data to and enter into, maintain and participate in (or otherwise cooperate with, assist or facilitate) discussions or negotiations with any person in connection with a written, bona fide, unsolicited acquisition proposal by such person if we have not breached the non-solicitation provision and the Board (acting through the Special

70

Committee, if such committee still exists, or otherwise by resolution of a majority of disinterested directors):

  •
  determines in good faith (after receiving the advice of its financial advisor) that such acquisition proposal constitutes or is reasonably expected to lead to a superior proposal (as defined below);

  •
  determines in good faith (after consulting with and receiving the advice of outside counsel) that taking such action is necessary in order to comply with its fiduciary duties to the stockholders of Pinnacle under applicable law; and

  •
  obtains from such person a confidentiality agreement with terms no less favorable in any material respect to Pinnacle than the confidentiality agreement between Powder and Pinnacle.

        We shall provide Powder with at least 24 hours prior written notice of our intention to enter into any such confidentiality agreement and shall deliver a copy of such agreement within 24 hours following the execution thereof. We shall also advise Powder of any information provided to any person concurrently with its delivery to such person and shall provide to Powder any information provided to such person which was not previously provided to Powder.

        Acquisition Proposal.    An "acquisition proposal" means any inquiry, proposal, indication of interest or offer from any third party relating to, or that could be reasonably expected to lead to, (a) the direct or indirect acquisition or purchase of assets of Pinnacle equal to 15% or more of Pinnacle's consolidated assets or to which 15% or more of the Pinnacle's revenues or earnings on a consolidated basis are attributable, (b) the direct or indirect acquisition of 15% or more of any class of equity securities of Pinnacle, (c) a tender offer or exchange offer that if consummated would result in any person or group beneficially owning 15% or more of any class of equity securities of Pinnacle or (d) a merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving Pinnacle, in each case, other than the transactions contemplated by the Merger Agreement.

        Superior Proposal.    A "superior proposal" is a bona fide written acquisition proposal (with all references to "15% or more" used in the definition of acquisition proposal deemed to be reference to "more than 50%") that the Board determines in good faith (after consulting with and receiving the advice of outside legal counsel and after receiving the advice of its financial advisor), taking into account all legal, financial, regulatory, estimated time of completion and other aspects of the acquisition proposal and the person making the acquisition proposal, including the financing terms thereof, (a) would result in a transaction that is more favorable to the stockholders from a financial point of view than the transactions contemplated by the Merger Agreement (taking into account (i) any adjustment to the terms and conditions proposed by Powder and (ii) any termination fees and expense reimbursement provisions); and (b) is reasonably likely to be consummated.

        We must notify Powder within 24 hours of the receipt by us, or any of our representatives, of any acquisition proposal, together with the material terms and conditions and a copy of any written documentation. We must keep Powder informed of the status and details of any such discussions or negotiations.

        If prior to obtaining Pinnacle Stockholder Approval at the Special Meeting, the Board receives an acquisition proposal that did not result from a breach of any of our non-solicitation obligations, and the Board determines that the acquisition proposal is a superior proposal and the Board determines in good faith (after consulting with and receiving the advice of outside legal counsel) that the failure to enter into the superior proposal would violate its fiduciary duties to our stockholders under applicable law, taking into account all adjustments to the terms of the Merger Agreement that may be offered by Parent, then the Board may (i) make an Adverse Recommendation Change in response to the superior proposal or (ii) cause us to terminate the Merger Agreement in order to concurrently enter into a definitive agreement providing for the implementation of the superior proposal (subject to the payment

71

of a termination fee to Power as described below under "—Termination of the Merger Agreement—Termination Fee"). The Board, however, may not take these actions unless: (a) we have provided prior written notice to Powder, at least five business days in advance, of the Board's intention to take such action, which notice shall specify the material terms and conditions of any such superior proposal and include a copy of the proposed definitive agreement and relevant transaction documents to be entered into concurrently with such termination, (b) prior to taking such action, we shall, and shall direct our financial and legal advisors to, during such notice period (and any extensions thereof), negotiate with Powder in good faith to make such adjustments in the terms and conditions of the Merger Agreement so that such acquisition proposal ceases to constitute a superior proposal, and (c) following any such negotiation, the Board determines in good faith, after consultation with our financial advisors and outside counsel, that such acquisition proposal continues to constitute a superior proposal.

Additional Agreements

        Each of Pinnacle, Powder and Merger Sub has agreed to cooperate with each other and use reasonable best efforts to take all actions and do all things necessary under the Merger Agreement to complete the Merger. Pinnacle, Powder and Merger Sub have, as applicable, agreed, among other things, as follows:

  •
  we have agreed to hold a special meeting of our stockholders as soon as practicable after the Securities and Exchange Commission indicates that it has no further comments on this proxy statement or the Pinnacle Schedule 13E-3 for the purposes of adopting the Merger Agreement and approving the Merger;

  •
  we have agreed to provide full and complete access to Powder and its representatives, to our officers, employees, agents and properties and related books and records;

  •
  we have agreed take such actions as are necessary to maintain in all respects the effectiveness of our credit agreement waiver, on terms no less favorable to Pinnacle than those set forth in the existing credit agreement waiver, until a date not earlier than June 15, 2010;

  •
  Powder has agreed to keep confidential information furnished by us in connection with the transactions contemplated in the Merger Agreement;

  •
  Powder and Merger Sub have agreed to vote all shares of Common Stock owned by Powder or Merger Sub, if any, in favor or approval of the Merger;

  •
  Powder and we have agreed to give prompt notice to the other party under the following circumstances:

  •
  of any event or circumstance that would be likely to cause any condition to the Merger Agreement not to be satisfied; and

  •
  of any failure by Pinnacle, Powder or Merger Sub to comply with or satisfy any covenant, condition or agreement required to be complied with or satisfied pursuant to the Merger Agreement which would reasonably be expected to result in any condition to the obligations by any party to the Merger not to be satisfied;

  •
  Powder and we have agreed to use reasonable best efforts to take all actions necessary in obtaining all necessary governmental consents;

  •
  Powder and we have agreed to consult with and provide each other the reasonable opportunity to review and comment upon any press release concerning the Merger Agreement;

  •
  prior to the effective time of the Merger, we have agreed to take all steps as may be reasonably necessary to cause the transactions contemplated by the Merger Agreement to be exempt under Rule 16b-3 of the Exchange Act;

72

  •
  we have agreed to give Powder the opportunity to participate in the defense of any stockholder litigation against Pinnacle or its officers or directors relating to the transactions contemplated by the Merger Agreement, and have agreed to not settle any litigation without the prior written consent of Powder;

  •
  Powder has agreed to either (a) purchase at the effective time of the Merger a director and officer tail insurance policy with a claims period of at least 6 years at least as favorable in amount and scope as our current policy or (b) maintain in effect for 6 years our current director and officer insurance policy at current coverage levels, provided that the surviving corporation will not be required to pay annual premiums in excess of 250% of the current annual premiums.

Conditions to the Completion of the Merger

        The obligations of Pinnacle, Powder and Merger Sub to consummate the Merger are dependent on the satisfaction or waiver of the following conditions:

  •
  Company Stockholder Approval, which cannot be waived by any party; and

  •
  no governmental authority having enacted, promulgated, issued, enforced or entered any law, regulation, order or injunction, that make illegal, enjoin, restrain or otherwise prohibit consummation of the Merger or the other material transactions contemplated by the Merger Agreement.

        In addition, the obligations of Powder and Merger Sub to consummate the Merger are further subject to the satisfaction or waiver of each of the following additional conditions:

  •
  the representations and warranties of Pinnacle shall be true and correct as of the effective time of the Merger, except where the failure of any such representations and warranties to be true and correct has not had and would not have a material adverse effect on us;

  •
  we shall have performed or complied with in all material respects our obligations, covenants and agreements in the Merger Agreement at or prior to the effective time of the Merger;

  •
  no material adverse effect on us, as defined above, shall have occurred since the date of the Merger Agreement;

  •
  we shall deliver to Powder a certificate, signed on behalf of Pinnacle by the chief executive officer and chief financial officer of Pinnacle (solely in his capacity as an officer of Pinnacle without personal liability), to the effect that the conditions listed above with respect to our representations and warranties, our performance or compliance of obligations, covenants and agreements and no material adverse effect have been satisfied;

  •
  we shall have received, on or prior to the effective time of the Merger, an agreement acceptable to Powder which waives, for a period of not less than sixty days from the effective time of the Merger, any rights the lender under the credit agreement may have (whether of acceleration or otherwise) as a result of a Change of Control Event (as defined in the credit agreement) being deemed to have occurred as a result of the transactions contemplated by the Merger Agreement; and

  •
  DLJ shall have contributed their shares to Powder and shall have otherwise complied with each of its obligations under the Contribution Agreement.

73

        Our obligations to consummate the Merger and the other transactions contemplated by the Merger Agreement are further subject to the satisfaction or waiver of each of the following additional conditions:

  •
  the representations and warranties of Powder and Merger Sub shall be true and correct as of the effective time of the Merger, except where the failure of any such representations and warranties to be true and correct has not had and would not have a material adverse effect on Powder's ability to consummate the transactions;

  •
  each of Powder and Merger Sub shall have performed or complied with in all material respects its obligations, covenants and agreements in the Merger Agreement at or prior to the effective time of the Merger; and

  •
  Powder shall have delivered to us a certificate, signed on behalf of Powder by the chief executive officer and chief financial officer of Powder (solely in his or her capacity as an officer of Powder without personal liability), to the effect that the conditions listed above with respect to Powder's and Merger Sub's representations and warranties and Powder's and Merger Sub's performance or compliance of obligations, covenants and agreements have been satisfied.

        We can provide no assurance as to when or if all of the conditions to the Merger can or will be satisfied or waived by the party permitted to do so. If the Merger is not consummated on or before August 23, 2010 (the "Outside Date"), either Powder or we may terminate the Merger Agreement, unless it is not consummated because of the breach of the Merger Agreement by the party seeking termination.

Termination of the Merger Agreement

        The Merger Agreement may be terminated at any time prior to the completion of the Merger, whether before or after Pinnacle Stockholder Approval:

  •
  by mutual written consent of us, Merger Sub and Powder.

  •
  by either us or Powder under the following circumstances:

  •
  if the Merger has not closed on or before the Outside Date or a special meeting of Pinnacle's stockholders was held but Company Stockholder Approval was not obtained on or before the Outside Date; or

  •
  if any Governmental Authority has issued any order, decree or ruling which has become final and nonappealable enjoining or otherwise prohibiting the Merger.

        Termination by Powder.    The Merger Agreement may be terminated by Powder under the following circumstances:

  •
  (A) an Adverse Recommendation Change shall have occurred, or (B) the Board shall not have (1) unconditionally rejected any tender or exchange offer that is commenced or an acquisition proposal that is made in writing to us and publicly disseminated within ten business days of the commencement or public dissemination thereof, and unconditionally recommended that the stockholders of Pinnacle reject any tender or exchange offer and not tender any shares of Common Stock into such tender or exchange offer, or (2) in the event of any tender or exchange offer that is commenced or an acquisition proposal that is made in writing to us and publicly disseminated, within five business days after a written request from Powder, we shall not have made or sent to our stockholders, a statement unconditionally reaffirming the recommendation to our stockholders to adopt the Merger Agreement and unconditionally recommending that the stockholders reject any tender or exchange offer, or (C) we shall have violated or breached in any material respect any of our non-solicitation obligations;

74

  •
  (A) there shall have occurred any material adverse effect on us or (B) we shall have breached any of our representations or warranties (other than representations and warranties with respect to the credit agreement and bankruptcy matters) or failed to perform in any material respect any of the obligations to be performed by us under the Merger Agreement, and such breach or failure (1) would give rise to a failure of a closing condition in Section 6.2(a) or 6.2(b) of the Merger Agreement, and (2) is incapable of being cured or is not cured on or before the later of (x) the Outside Date and (y) the 15th day following written notice to us; or

  •
  we have breached our representations and warranties with respect to our credit agreement or bankruptcy matters.

        Termination by Pinnacle.    The Merger Agreement may be terminated by us under the following circumstances:

  •
  Powder or Merger Sub has (A) failed to materially perform its obligations under the Merger Agreement or (B) breached its representations or warranties which would reasonably be expected to materially adversely affect Powder's or Merger Sub's ability to consummate the Merger and in each case, such breach is not cured on or before the earlier of the Outside Date and the 15th day following written notice to Powder; or

  •
  prior to obtaining Pinnacle Stockholder Approval, in connection with entering into a written definitive agreement for a superior proposal in full compliance with the Merger Agreement.

        Termination Fee.    We will be obligated to pay Powder the "Company Termination Fee," as defined below, under the following events:

  •
  (i) an acquisition proposal shall have been made to us or directly to the stockholders, (b) thereafter the Merger Agreement is terminated by Powder or us because the Outside Date has passed, and (c) on or before the date that is twelve months after the date of such termination, we enter into a definitive agreement with respect to, or consummate, any acquisition proposal;

  •
  (ii) Powder terminates the Merger Agreement pursuant to: (a) our Board making an Adverse Recommendation Change; (b) our Board not unconditionally rejecting any tender or exchange offer or an acquisition proposal or not unconditionally reaffirming its recommendation to our stockholders to adopt the Merger Agreement and unconditionally recommending that the stockholders reject any tender or exchange offer, as required under the Merger Agreement, or (c) our violation or breach in any material respect of any of our non-solicitation obligations, or (ii) following any time at which Powder was entitled to terminate the Merger Agreement pursuant to (a), (b) or (c), the Merger Agreement is terminated by Powder or us if the Outside Date has passed; or

  •
  in connection with Pinnacle entering into a written definitive agreement for a Superior Proposal.

        We will be obligated to pay Powder the "Reduced Termination Fee," as defined below under the following events:

  •
  Powder terminates the Merger Agreement due to our breach of any of our representations and warranties (other than with respect to its credit agreement and bankruptcy matters), or failure to perform our covenants, and such breach or failure: (1) would give rise to a failure of a closing condition; and (2) is incapable of being cured or is not cured on or before the later of (x) the Outside Date and (y) the 15th day following written notice to us;

  •
  Powder terminates the Merger Agreement due to our breach of our representations and warranties with respect to our credit agreement or bankruptcy matters;

  •
  Powder terminates the Merger Agreement due to any material adverse effect on us; or

75

  •
  following any time at which Powder was entitled to terminate the Merger Agreement pursuant to the aforementioned items under the Reduced Termination Fee, the Merger Agreement is terminated by the Powder or us in the event the Outside Date passes.

        A "Company Termination Fee" means $1,000,000 plus all of Powder's out-of-pocket fees and expenses (capped at $600,000). A "Reduced Termination Fee" means $500,000 plus all of Powder's out-of-pocket fees and expenses (capped at $600,000).

  •
  We will be obligated to pay only Powder's out-of-pocket fees and expenses (capped at $600,000) if the Merger Agreement is terminated by Powder or us because the Outside Date has passed or because Company Stockholder Approval was not obtained at the special meeting of the stockholders on or before the Outside Date and no termination fee is payable (or yet payable) under the preceding paragraphs; provided that if a termination fee becomes payable after such date, we will be obligated to pay such termination fee.

Expenses and Fees

        Subject to the exceptions described above under "—Termination of the Merger Agreement," whether or not the Merger is consummated, all fees and expenses incurred in connection with the Merger Agreement will be paid by the party incurring such expenses.

Amendment

        The parties may agree in writing to amend the Merger Agreement before our stockholders have approved the Merger Agreement; provided, however, that after such approval by the stockholders no amendments may be made that require further stockholder approval under any applicable law without receiving such stockholder approval.

        Any party may extend the time for the performance of any obligation or other act of any party to the Merger Agreement, waive in writing any inaccuracy in the representations and warranties of any other party contained in the Merger Agreement, or waive in writing compliance with any agreement of any other party or any condition to its own obligations contained in the Merger Agreement; provided, however, that Company Stockholder Approval cannot be waived by any party.

76

RIGHTS OF DISSENT AND APPRAISAL

        Under the General Corporation Law of the State of Delaware (the "DGCL"), you have the right to dissent from the Merger and to receive payment in cash for the fair value of your Common Stock as determined by the Delaware Court of Chancery, together with a fair rate of interest, if any, as determined by the court, in lieu of the consideration you would otherwise be entitled to pursuant to the Merger Agreement. These rights are known as appraisal rights. Pinnacle stockholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the DGCL in order to perfect their rights. Pinnacle will require strict compliance with the statutory procedures.

        The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a stockholder in order to dissent from the Merger and perfect appraisal rights.

        This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the DGCL, the full text of which appears in Exhibit D to this proxy statement. Failure to precisely follow any of the statutory procedures set forth in Section 262 of the DGCL may result in a termination or waiver of your appraisal rights.

        Section 262 requires that stockholders be notified that appraisal rights will be available not less than twenty (20) days before the stockholders' meeting to vote on the Merger. A copy of Section 262 must be included with such notice. This proxy statement constitutes Pinnacle's notice to its stockholders of the availability of appraisal rights in connection with the Merger in compliance with the requirements of Section 262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 contained in Exhibit D since failure to timely and properly comply with the requirements of Section 262 will result in the loss of your appraisal rights under the DGCL.

        If you elect to demand appraisal of your shares, you must satisfy each of the following conditions:

  •
  You must deliver to Pinnacle a written demand for appraisal of your shares before the vote with respect to the Merger is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the adoption of the Merger Agreement. Voting against or failing to vote for the adoption of the Merger Agreement by itself does not constitute a demand for appraisal within the meaning of Section 262; and

  •
  You must not vote in favor of or consent to the adoption of the Merger Agreement. A vote in favor of the adoption of the Merger Agreement, by proxy, over the Internet, by telephone or in person, will constitute a waiver of your appraisal rights and will nullify any previously filed written demands for appraisal. If you fail to comply with either of these conditions and the Merger is completed, you will be entitled to receive the cash payment for your shares of Common Stock as provided for in the Merger Agreement, but you will have no appraisal rights with respect to your shares of Common Stock.

        All demands for appraisal should be addressed to Pinnacle Gas Resources, Inc., 1 East Alger Street, Sheridan, Wyoming 82801, Attention: Ronald T. Barnes. Demands for appraisal must be delivered before the vote on the Merger Agreement is taken at the special meeting and should be executed by, or on behalf of, the record holder of the shares of Common Stock. The demand must reasonably inform Pinnacle of the identity of the stockholder and the intention of the stockholder to demand appraisal of his, her or its shares.

        To be effective, a demand for appraisal by a holder of Common Stock must be made by, or in the name of, such registered stockholder, fully and correctly, as the stockholder's name appears on his or her stock certificate(s). Beneficial owners who do not also hold the shares of record may not directly make appraisal demands to Pinnacle. The beneficial holder must, in such cases, have the registered

77

owner, such as a broker or other nominee, submit the required demand in respect of those shares. If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made by or for the fiduciary; and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a nominee for others, may exercise his or her rights of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner.

        If you hold your shares of Common Stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

        Within ten (10) days after the effective time of the Merger, the surviving corporation must give written notice that the Merger has become effective to each Pinnacle stockholder who has properly filed a written demand for appraisal and who did not vote in favor of or consent to the Merger Agreement. At any time within sixty (60) days after the effective time of the Merger, any stockholder who has demanded an appraisal but has not commenced an appraisal proceeding or joined an appraisal proceeding as a named party has the right to withdraw the demand and to accept the cash payment specified by the Merger Agreement for his or her shares of Common Stock. Within one hundred twenty (120) days after the effective date of the Merger, any stockholder who has complied with Section 262 will, upon written request to the surviving corporation, be entitled to receive a written statement setting forth the aggregate number of shares not voted in favor of the Merger Agreement and with respect to which demands for appraisal rights have been received and the aggregate number of holders of such shares. A person who is the beneficial owner of shares stock held in a voting trust or by a nominee on behalf of such person may, in such person's own name, request from the corporation the statement described in the previous sentences. Such written statement will be mailed to the requesting stockholder within ten (10) days after such written request is received by the surviving corporation or within ten (10) days after expiration of the period for delivery of demands for appraisal, whichever is later. Within one hundred twenty (120) days after the effective time of the Merger, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. A person who is the beneficial owner of shares stock held in a voting trust or by a nominee on behalf of such person may, in such persons own name, file such a petition. Upon the filing of the petition by a stockholder, service of a copy of such petition must be made upon the surviving corporation. There is no present intent on the part of Pinnacle or Powder to file an appraisal petition and stockholders seeking to exercise appraisal rights should not assume that the surviving corporation will file such a petition or that the surviving corporation will initiate any negotiations with respect to the fair value of such shares. Accordingly, holders of Common Stock who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262.

        If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within twenty (20) days after receiving service of a copy of the petition, to provide the Chancery Court with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by the surviving

78

corporation. After notice, if so ordered by the Chancery Court, to dissenting stockholders who demanded appraisal of their shares, the Chancery Court is empowered to conduct a hearing upon the petition, and to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby. The Chancery Court may require the stockholders who have demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with that direction, the Chancery Court may dismiss the proceedings as to that stockholder.

        After determination of the stockholders entitled to appraisal of their shares of Common Stock, the Chancery Court will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, from the effective date of the Merger through the date of payment of the judgment, which will be compounded quarterly and will accrue at a default rate 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. When the value is determined, the Chancery Court will direct the payment of such value, with interest, if any, to the stockholders entitled to receive the same, upon surrender by such holders of the certificates representing those shares.

        You should be aware that the fair value of your shares as determined under Section 262 could be more than, the same as, or less than the value that you are entitled to receive under the terms of the Merger Agreement. Although Pinnacle believes that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Court. Moreover, neither Pinnacle nor Powder anticipates offering more than the Merger Consideration to any stockholder exercising appraisal rights and reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the "fair value" of a share of Common Stock is less than the Merger Consideration. In determining the "fair value," the Chancery Court is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining the fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered and that "[f]lair price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court has stated that in making this determination of fair value the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any merged corporation. Section 262 provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger." In Cede & Co. v. Technicolor, Inc., The Delaware Supreme Court stated that such exclusion is a "narrow exclusion [that] does not encompass known elements of value," but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 to mean that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered."

        Costs of the appraisal proceeding may be imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Chancery Court as the Chancery Court deems equitable in the circumstances. Upon the application of a stockholder, the Chancery Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder who had demanded appraisal rights will not, after the effective time of the Merger, be entitled to vote shares subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares, other than with respect to payment as of a record date prior

79

to the effective time of the Merger; however, if no petition for appraisal is filed within one hundred twenty (120) days after the effective time of the Merger, or if the stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the terms of the Merger within sixty (60) days after the effective time of the Merger, then the right of that stockholder to appraisal will cease and that stockholder will be entitled to receive the cash payment for shares of his, her or its Common Stock pursuant to the Merger Agreement. Any withdrawal of a demand for appraisal made more than sixty (60) days after the effective time of the Merger may only be made with the written approval of the surviving corporation. In addition, no appraisal proceeding may be dismissed as to any stockholder without the approval of the Chancery Court, and such approval may be conditioned upon such terms as the Chancery Court deems just.

        In view of the complexity of Section 262, Pinnacle stockholders who may wish to dissent from the Merger and pursue appraisal rights should consult their legal advisors.

80

INFORMATION REGARDING PINNACLE GAS RESOURCES, INC.

Description of Business

        For a description of our business, see our Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on March 31, 2010, which is attached as Exhibit F to this proxy statement. We refer to this report as the "Form 10-K." The Form 10-K attached to this proxy statement does not include the exhibits originally filed with such report.

Description of Property

        For a description of our properties, see the Form 10-K at page 1.

Legal Proceedings

        For a description of our legal proceedings, other than the litigation related to the Merger, see the Form 10-K at page 39. For a description of litigation related to the Merger, See "The Merger—Litigation Related to the Merger."

Financial Statements and Supplementary Financial Information

        Our audited financial statements for the years ended December 31, 2009 and 2008, along with supplementary financial information, are included in the Form 10-K beginning at page 68.

Management's Discussion and Analysis of Financial Condition and Results of Operations

        Our management's discussion and analysis of financial condition and results of operations are included in the Form 10-K beginning at page 46.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

        None.

Historical Selected Financial Data

        Our historical selected financial data is included in the Form 10-K beginning at page 44.

Book Value Per Share

        Our book value per share of Common Stock is $1.24. as of December 31, 2009.

Quantitative and Qualitative Disclosures about Market Risk

        Our quantitative and qualitative disclosures about market risk are included in the Form 10-K beginning at page 66.

81

 MARKET PRICE AND DIVIDEND DATA

        Shares of our common stock are traded on the NASDAQ Global Market under the symbol "PINN." As of March 30, 2010, we had 30,320,525 shares of common stock outstanding held of record by approximately 22 record holders.

        The following table sets forth, for the periods indicated, the high and low sales prices for our common stock. The last reported sales price of our common stock on March 29, 2010 was $0.32 per share.

	Sales Price Range per Share of Common Stock
	High	Low
Year ended December 31, 2009
Fourth quarter	$0.45	$0.30
Third quarter	0.44	0.29
Second quarter	0.53	0.20
First quarter	0.43	0.13
Year ended December 31, 2008
Fourth quarter	$1.22	$0.24
Third quarter	3.40	1.19
Second quarter	4.01	2.22
First quarter	5.10	2.55

        We have not paid any dividends on our common stock to date and we do not expect to pay any dividends in the foreseeable future. Our credit facility prohibits the payment of dividends to stockholders without the prior written consent of the lenders.

82

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as of March 26, 2010 concerning the shares of our Common Stock beneficially owned by:

  •
  each person known by us to be the beneficial owner of 5% or more of our outstanding common stock;

  •
  each of our directors;

  •
  each of our named executive officers; and

  •
  all directors and executive officers as a group.

        Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of capital stock shown as beneficially owned by them, and their address is c/o Pinnacle Gas Resources, Inc., 1 East Alger, Sheridan, Wyoming 82801.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(9)	Percent of Class
DLJ Merchant Banking Partners III, L.P. and affiliated entities(1)	9,751,262	32.3%
CCBM, Inc.(2)	2,555,825	8.4
Highview Capital Management, LLC(3)	1,875,503	6.2
Peter G. Schoonmaker(4)	405,900	1.3
Ronald T. Barnes(5)	326,500	1.1
Robert L. Cabes, Jr.	157,442	*
Thomas G. McGonagle(6)	284,281	*
Jeffrey P. Gunst	109,629	*
Sylvester P. Johnson, IV(7)	—	*
F. Gardner Parker	195,337	*
Susan C. Schnabel(8)	—	*
All directors and executive officers as a group (8 persons)	1,479,089	4.9%

*
Less than 1%.

(1)
The reported shares are held by the following: (i) DLJ Merchant Banking Partners III, L.P.; (ii) DLJ Offshore Partners III, C.V.; (iii) DLJ Offshore Partners III-1, C.V.; (iv) DLJ Offshore Partners III-2, C.V.; (v) DLJ MB Partners III GmbH & Co. KG; (vi) Millennium Partners II, L.P.; (vii) MBP III Plan Investors, L.P.; and (viii) DLJ Merchant Banking III, Inc. The reported shares include 151,760 shares of restricted common stock granted to Susan C. Schnabel in her capacity as a director of Pinnacle, which shares were assigned to DLJ Merchant Banking III, Inc. for no consideration on March 4, 2010.

Investment and disposition decisions with regard to the shares of Common Stock held by DLJ Merchant Banking Partners III, L.P. and its affiliated entities are made by an investment committee that is currently comprised of Susan Schnabel and six other senior investment professionals who are affiliated or otherwise associated with Credit Suisse. The members of this investment committee are appointed by the general partner of the associate general partner of each of DLJ Merchant Banking Partners III, L.P. and its affiliated funds. The composition of the investment committee changes from time to time.

83

  No member of this investment committee individually has the authority to dispose of or vote the shares of Common Stock held by DLJ Merchant Banking Partners III, L.P. and its affiliated entities or the ability to block any disposition or voting of these shares. Accordingly, each member of the investment committee disclaims beneficial ownership of the shares of Common Stock held by DLJ Merchant Banking Partners III, L.P., except to the extent of his or her pecuniary interest therein.

  Credit Suisse AG, a Swiss bank (the "Bank"), owns a majority of the voting stock of Credit Suisse Holdings (USA) Inc., a Delaware corporation, which in turn owns all of the voting stock of Credit Suisse (USA) Inc., a Delaware corporation ("CS-USA"). The entities discussed in the previous paragraph, other than DLJ Merchant Banking III, Inc., are private equity investment funds managed by indirect subsidiaries of CS-USA (including DLJ Merchant Banking III, Inc.) and form part of the Bank's asset management business. DLJ Merchant Banking III, Inc. is the general partner of these private equity investment funds. The ultimate parent company of the Bank is Credit Suisse Group AG ("CSG"). CSG disclaims beneficial ownership of the Common Stock that is beneficially owned by its direct and indirect subsidiaries.

(2)
CCBM, Inc. is a wholly owned subsidiary of Carrizo Oil & Gas, Inc. The address of each of Carrizo Oil & Gas Inc. and CCBM, Inc. is 1000 Louisiana Street, Suite 1500, Houston, Texas 77002. The reported shares include the 138,617 shares of restricted common stock granted to Sylvester P. Johnson, IV, all of which have vested.

(3)
Highview Capital Management, LLC has shared voting and dispositive power over the reported shares. Jeffrey Scott Wallace also has shared voting and dispositive power over the reported shares.

(4)
The reported shares include 82,500 and 150,000 shares issuable within 60 days upon exercise of options granted under our 2003 Stock Option Plan and Stock Incentive Plan, respectively. The reported shares also include 35,000 shares issuable within 60 days upon exercise of stock appreciation rights granted under our Stock Incentive Plan along with 100,000 shares of restricted common stock of which 88,331 shares are unvested and will vest between June 1, 2010 and July 20, 2012 or upon a change in control of the ownership of Pinnacle.

(5)
The reported shares include 202,500 shares of common stock issuable within 60 days upon exercise of options granted under our Stock Incentive Plan. The reported shares also include 29,000 shares issuable within 60 days upon exercise of stock appreciation rights granted under our Stock Incentive Plan along with 74,000 shares of restricted common stock of which 65,665 shares are unvested and will vest between June 1, 2010 and July 20, 2012 or upon a change in control of the ownership of Pinnacle.

(6)
The reported shares include 1,500 shares of restricted common stock that were granted effective August 22, 2007 and will vest on August 22, 2010 or upon a change in control of the ownership of Pinnacle.

(7)
Shares granted to Mr. Johnson in his capacity as a director of Pinnacle are held for the benefit of, and upon lapse of the restrictions have been transferred to, CCBM, Inc.

(8)
Shares granted to Ms. Schnabel in her capacity as a director of Pinnacle are held for the benefit of and, upon lapse of the restrictions, have been transferred to DLJ Merchant Banking III L.P.

84

(9)
The number of shares beneficially owned is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the stockholder has sole or shared voting power or investment power and also any shares that the stockholder has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

85

DIRECTORS AND EXECUTIVE OFFICERS AND
CONTROLLING PERSONS OF PINNACLE AND DLJ

        Set forth below are lists of the directors and executive officers and certain other controlling persons of Pinnacle and DLJ

Pinnacle

        Neither Pinnacle nor any of its directors or officers has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors), and neither Pinnacle nor any of its directors or officers has been a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

        Each director and executive officer listed below is a citizen of the United States and can be reached c/o Pinnacle Gas Resources, Inc., 1East Alger Street, Sheridan, Wyoming 82801 or at telephone number (307) 673-9710.

Name	Age	Position
Peter G. Schoonmaker	51	Chief Executive Officer, President and Director
Ronald T. Barnes	50	Chief Financial Officer, Senior Vice President and Secretary
Jeffrey P. Gunst	33	Director
Thomas G. McGonagle	50	Director
Robert L. Cabes, Jr.	40	Director
Sylvester P. Johnson, IV	54	Director
F. Gardner Parker	68	Director
Susan C. Schnabel	48	Director

        Peter G. Schoonmaker.    Mr. Schoonmaker has served as Pinnacle's Chief Executive Officer since Pinnacle's inception in June 2003, and as President and a director since February 2006. Mr. Schoonmaker has over 20 years of experience in the acquisition, exploration and development of coalbed methane properties as well as conventional oil and gas properties. From 1980 to 1985 Mr. Schoonmaker was an independent landman for various oil and gas companies and operated a land management company in Denver, Colorado. From 1985 to 1995 he served as President, owner and operator of a land and agricultural company based in Colorado and Wyoming. In 1995, Mr. Schoonmaker joined U.S. Energy, a publicly held mining and energy company, as a land manager and also became Executive Vice President and a director of Yellowstone Fuels Corporation, a subsidiary of U.S. Energy. In November 1999, U.S. Energy formed Rocky Mountain Gas, a coal bed natural gas company. He served as President, Chief Operating Officer and was a director of Rocky Mountain Gas from its inception until June 23, 2003.

        Ronald T. Barnes.    Mr. Barnes has served as our Chief Financial Officer and Senior Vice President since December 2005 and our Secretary since February 2006 and since joining Pinnacle in January 2004, has also served as our Vice President—Finance and our Controller. Mr. Barnes has 28 years of experience in public accounting and industry related to all aspects of the upstream sector of oil and gas acquisition, exploration, development and production. Prior to joining Pinnacle, Mr. Barnes worked for EnCana Oil and Gas (USA), Inc. from 2002 through January, 2004 as lead controller and was

86

responsible for all accounting aspects of U.S. operations. From 1988 through 2002, Mr. Barnes held various positions with JN Exploration and Production LP, including most recently serving as Controller and Vice President of Marketing of JN Exploration and Production where he managed the accounting and marketing for the acquisition, drilling and production of properties in 17 states and the Outer Continental Shelf of the Gulf of Mexico. From 1983 through 1988, Mr. Barnes held various positions with Raymond T. Duncan Oil Properties and from 1981 through 1983, he worked for a major public accounting firm. Mr. Barnes is a member of the Council of Petroleum Accountants Societies, the Independent Petroleum Association of Mountain States, the Petroleum Association of Wyoming and the Montana Petroleum Association. Mr. Barnes earned a B.S. in accounting from the University of Wyoming and an M.B.A. from the University of Colorado.

        Jeffrey P. Gunst.    Mr. Gunst has served as a director since our inception in June 2003. Mr. Gunst serves as a Principal at Avista Capital Holdings, L.P., a private equity firm focused on investments in the energy, media and healthcare sectors, where he has worked since its inception in July 2005. Mr. Gunst previously worked with Global Energy Partners, or GEP, a specialty group within Credit Suisse's asset management business that made investments in energy companies, beginning in 2001. Mr. Gunst currently serves as a director of Celtique Energie Limited, Peregrine Oil and Gas II, Spartan Offshore Holdings, Hansa Hydrocarbons, Royal Offshore, and ACP II Marcellus. From 1999 until joining GEP, Mr. Gunst was an investment banker for Credit Suisse and Donaldson, Lufkin and Jenrette where he worked primarily on energy transactions. Mr. Gunst received a B.B.A. and B.S. from Southern Methodist University.

        Thomas G. McGonagle.    Mr. McGonagle became a director in August 2007 and was elected Chairman of our Board of Directors in March 2009. From April 2007 to December 2008, Mr. McGonagle was Senior Vice President—Corporate Development at MacDermid, Incorporated, a specialty chemical company (formerly listed on NYSE: MRD). From 2003 until joining MacDermid, Mr. McGonagle was Senior Vice President and Chief Financial Officer at Vistar Corporation, a national food distribution company. From 2001 to 2003, Mr. McGonagle was Managing Director and Co-Head of the US Merchant Banking Group at Babcock & Brown LP in New York. From 1987 until joining Babcock & Brown, Mr. McGonagle was Managing Director of the Financial Sponsors Group of Donaldson, Lufkin & Jenrette / Credit Suisse. In this role, Mr. McGonagle was involved in numerous principal investment transactions, debt and equity securities offerings, and mergers and acquisitions across many different industries. Mr. McGonagle is also a director of Consolidated Container Company LLC, located in Atlanta, Georgia. Mr. McGonagle received a B.A. in Economics from Dartmouth College and a M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College.

        Robert L. Cabes, Jr.    Mr. Cabes has served as a director since Pinnacle's inception in June 2003. Mr. Cabes is a Partner of Avista Capital Holdings, L.P., a private equity firm focused on investments in the energy, healthcare and media sectors. From April 2001 to June 2005, Mr. Cabes served as a Principal of Global Energy Partners, or GEP, a specialty group within Credit Suisse's asset management business that made investments in energy companies Mr. Cabes is based in Houston, Texas and currently serves as a director of ACP II Marcellus, Hansa Hydrocarbons, Royal Offshore, Celtique Energie, Geokinetics, Laramie Energy, Manti Exploration and Spartan Offshore Drilling. He previously served as a Director of Copano Energy, Medicine Bow Energy and MedServe. Prior to joining GEP, Mr. Cabes was with Credit Suisse's and Donaldson, Lufkin and Jenrette's Investment Banking Division (prior to its acquisition by Credit Suisse in 2000) where he worked on debt and equity securities underwriting and mergers and acquisitions for energy companies. Before joining Donaldson, Lufkin and Jenrette, Mr. Cabes spent six years with Prudential Securities in its energy corporate finance group in Houston and New York. Mr. Cabes holds a B.B.A. from Southern Methodist University and is a CFA charterholder.

87

        Sylvester P. Johnson, IV.    Mr. Johnson has served as a director since Pinnacle's inception in June 2003. Mr. Johnson has served as President, Chief Executive Officer and a director of Carrizo since December 1993. Prior to December 1993, he worked for Shell Oil Company for 15 years. His managerial positions included Operations Superintendent, Manager of Planning and Finance and Manager of Development Engineering. Mr. Johnson serves as a director of Basic Energy Services, Inc. Mr. Johnson is a Registered Petroleum Engineer and has a B.S. in Mechanical Engineering from the University of Colorado.

        F. Gardner Parker.    Mr. Parker has served as a director since our inception in June 2003. Mr. Parker has served as a Trust Manager with Camden Property Trust, a real estate investment trust, since 1998 and a director since 1993. Mr. Parker also serves on the Board of Directors of Carrizo, Sharps Compliance Corp. and Hercules Offshore, Inc. Mr. Parker serves on the Board of Directors of the following private companies: Gillman Automobile Dealerships, Net Near U Communications, Camp Longhorn, Inc. and Sherwood Healthcare Inc. In addition, Mr. Parker serves as Chairman of Norton Ditto Inc. Mr. Parker also worked with Ernst & Ernst (now Ernst &Young LLP) for 14 years, for seven of which he served as a partner. Mr. Parker received a B.B.A. from The University of Texas. Mr. Parker is also Chairman of the Board of Triangle Petroleum and is Board certified by the National Association of Corporate Directors.

        Susan C. Schnabel.    Ms. Schnabel has served as a director since July 2005. Ms. Schnabel has served as a Managing Director with and partner in DLJ Merchant Banking Partners, the leveraged corporate private equity platform of Credit Suisse's asset management business, since 1998. She joined Donaldson, Lufkin and Jenrette's Investment Banking Division in 1990. In 1997, she left Donaldson, Lufkin and Jenrette's Investment Banking Division to serve as Chief Financial Officer of PETsMART, a high growth specialty retailer of pet products and supplies, and joined DLJ Merchant Banking in her present capacity in 1998. Ms. Schnabel is also a director of DeCrane Aircraft Holdings, Inc., Target Media Partners, STR Holdings, Inc., Total Safety, U.S. Inc., Luxury Optical Holdings, Inc., Frontier Drilling, Inc., Enduring Resources, LLC, and Laramie Energy II, LLC. Ms. Schnabel received a B.S. from Cornell University and an M.B.A. from Harvard Business School.

DLJ

        DLJ is comprised of DLJ Merchant Banking Partners III, L.P., a Delaware limited partnership, DLJ Offshore Partners III, C.V., a Netherlands Antilles limited partnership, DLJ Offshore Partners III-1, C.V., a Netherlands limited partnership, DLJ Offshore Partners III-2, C.V., a Netherlands limited partnership, DLJ MB Partners GmbH & Co. KG, a German limited partnership, Millennium Partners II, L.P., a Delaware limited partnership, MBP III Plan Investors, L.P., a Delaware limited partnership, and MB III Inc. MB III Inc. is also the managing general partner of each of the partnerships, which constitute a group of affiliated private equity investment funds.

        MB III Inc. is affiliated with Credit Suisse AG, a Swiss bank as follows: Credit Suisse AG owns directly a majority of the voting stock, and all of the non-voting stock, of Credit Suisse Holdings (USA), Inc. ("CS Hldgs USA Inc"), a Delaware corporation. The ultimate parent company of Credit Suisse AG and CS Hldgs USA Inc, and the direct owner of the remainder of the voting stock of CS Hldgs USA Inc, is Credit Suisse Group AG ("CSG"), a corporation formed under the laws of Switzerland. CS Hldgs USA Inc owns all of the voting stock of Credit Suisse (USA), Inc. ("CS USA Inc"), a Delaware corporation and holding company. CS USA Inc is the sole stockholder of Credit Suisse Private Equity, Inc., a Delaware corporation ("CSPE"), and CSPE is the sole stockholder MB III Inc. The business address and business telephone number of each of the foregoing other than Credit Suisse AG and CSG is Eleven Madison Avenue, New York, New York 10010 and (212) 325-2000. The business address and business telephone number of Credit Suisse AG is Uetlibergstrasse 231, P.O. Box 900, CH 8070 Zurich, Switzerland and +41 44 332 64 00. The business

88

address and business telephone number of CSG is Paradeplatz 8, P.O. Box 1, CH 8070 Zurich, Switzerland and +41 44 333 99 11.

        CSG is a global financial services company, active in all major financial centers and providing a comprehensive range of banking products. The Bank is comprised of the Investment Banking division, the Asset Management division and the Private Banking division. The Investment Banking division provides financial advisory and capital raising services and sales and trading to institutional, corporate and government clients worldwide. The Asset Management division provides asset management and investment advisory services to institutional, mutual fund and private investors worldwide and offers products across a broad range of investment classes, including alternative investments. The Private Banking division offers global private banking and corporate and retail banking services in Switzerland.

        Except as described in this paragraph, neither DLJ nor any of its affiliated entities listed above has been (i) convicted in a criminal proceeding during the past five years or (ii) party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. On December 16, 2009, the Board of Governors of the Federal Reserve System ordered Credit Suisse AG to submit and adopt an enhanced global regulatory compliance program and to submit written progress reports on compliance with the order in connection with deferred prosecution agreements and a settlement agreement that Credit Suisse AG entered into with the U.S. Department of Justice, the District Attorney for the County of New York and the Office of Foreign Asset Control ("OFAC") of the U.S. Department of the Treasury, respectively, concerning alleged violations of the International Emergency Economic Powers Act (50 U.S.C. § 1705) and related regulations (31 C.F.R. §§ 560.03-4), the Trading with the Enemy Act (50 U.S.C. §§ 1-44) and certain executive orders.

89

FUTURE STOCKHOLDER PROPOSALS

        If the Merger is completed, we will have no public stockholders and no public participation in any of our future stockholder meetings. We intend to hold an annual meeting of stockholders in 2010 only if the Merger is not completed. Stockholder proposals for consideration at the 2010 Annual Meeting of Stockholders ("2010 Annual Meeting") must be received by us a reasonable time before we begin to print and send our proxy materials for the 2010 Annual Meeting in order to be eligible for inclusion in our proxy statement and proxy used in connection with the 2010 Annual Meeting. Stockholder proposals as to which we receive notice that are proposed to be brought before the 2010 Annual Meeting (outside the process of the SEC's rule on stockholder proposals) will be considered not properly brought before the meeting, and will be out of order, unless we receive the notice as to that matter not later than the close of business on the tenth day following the day on which notice of the date of the 2010 Annual Meeting is mailed or public disclosure of the 2010 Annual Meeting date is made.

90

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements. This means that only one copy of our proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the proxy statement to you upon written or oral request to Pinnacle Gas Resources, Inc., 1 East Alger Street, Sheridan, Wyoming 82801, Attention: Corporate Secretary, (307) 673-9710. If you want to receive separate copies of the proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and telephone number.

91

WHERE YOU CAN FIND MORE INFORMATION

        We are subject to the informational requirements of the Exchange Act. We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC's website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC by going to the "SEC Filings" section of our website at www.pinnaclegas.com. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference.

        Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by written or telephonic request directed to Pinnacle Gas Resources, Inc., 1 East Alger Street, Sheridan, Wyoming 82801, Attn: Ronald T. Barnes, Secretary, on our website at www.pinnaclegas.com or from the SEC through the SEC's website at http://www.sec.gov.

        Powder has supplied all information pertaining to Powder and Merger Sub, and we have supplied all information pertaining to us.

        THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.

        THIS PROXY STATEMENT IS DATED                    , 2010. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

92

Exhibit A

Execution Copy

 AGREEMENT AND PLAN OF MERGER

by and between

POWDER HOLDINGS, LLC,

POWDER ACQUISITION CO.

and

PINNACLE GAS RESOURCES,  INC.

February 23, 2010

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into as of February 23, 2010 by and among Powder Holdings, LLC, a Delaware limited liability company ("Parent"), Powder Acquisition Co., a Delaware corporation and a direct, wholly owned subsidiary of Parent ("Merger Sub"), and Pinnacle Gas Resources, Inc., a Delaware corporation (the "Company"). Each of Parent, Merger Sub and the Company are sometimes referred to herein as a "Party" and collectively as the "Parties." An index of terms defined in this Agreement is set forth on Annex A attached hereto.

        WHEREAS, DLJ Merchant Banking Partners III, L.P. and affiliated investment funds (collectively, "DLJ") own approximately 32% of the outstanding Common Stock as of the date hereof;

        WHEREAS, pursuant to the Contribution Agreement dated as of the date hereof (the "Contribution Agreement"), DLJ, has agreed to contribute its shares of Common Stock to Parent immediately prior to the Effective Time in exchange for interests in Parent (the "Contribution");

        WHEREAS, certain stockholders of the Company are party to the Amended and Restated Securityholders Agreement of the Company, dated February 16, 2006 (as amended from time to time, the "Stockholders Agreement");

        WHEREAS, the Parties intend that Merger Sub be merged with and into the Company (the "Merger"), with the Company surviving the Merger as a direct, wholly owned subsidiary of Parent pursuant to the provisions of the General Corporation Law of the State of Delaware (the "DGCL") and upon the terms and subject to the conditions set forth herein;

        WHEREAS, Merger Sub shall merge with and into the Company in the Merger and each share of the Company's common stock, par value $0.01 per share (the "Common Stock"), that is issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock held in treasury of the Company and shares of Common Stock owned, directly or indirectly, by Parent or Merger Sub or held by the Company, which will be canceled with no consideration issued in exchange therefor, and shares of Common Stock as to which appraisal rights have been perfected pursuant to the DGCL) will be canceled and converted into the right to receive an amount equal to $0.34 per share in cash, all upon the terms and conditions set forth herein;

        WHEREAS, concurrently with the execution of this Agreement, and as a condition and material inducement to Parent's and Merger Sub's willingness to enter into this Agreement, Parent, Merger Sub, the Company and certain officers, directors and principal stockholders of the Company have entered into a Voting Agreement (the "Voting Agreement");

        WHEREAS, the board of directors of the Company (the "Board of Directors"), acting upon the unanimous recommendation of a special committee (the "Special Committee") of the Company's Board of Directors, the members of which are not affiliated with DLJ and are not members of the Company's management, formed on October 13, 2009 for the reasons set forth in the resolution establishing the Special Committee, has (a) determined that the Merger and the other transactions contemplated by this Agreement are fair and in the best interests of the Company and its stockholders, (b) approved and declared this Agreement advisable in accordance with the DGCL, (c) approved the execution, delivery and performance of the Voting Agreement and (d) resolved to recommend that the Company's stockholders adopt this Agreement (the "Recommendation") and directed that such matter be submitted for consideration of the stockholders of the Company at the Company Stockholder Meeting (the actions described in this paragraph are referred to as the "Board Actions");

        WHEREAS, the board of directors of each of Parent and Merger Sub have approved this Agreement and declared it advisable for Parent and Merger Sub, respectively, to enter into this Agreement.

        NOW, THEREFORE, in consideration of the premises and of representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE 1
THE MERGER

        Section 1.1    The Merger.     Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, Merger Sub shall merge with and into the Company at the Effective Time. As a result of the Merger, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation of the Merger (the "Surviving Corporation").

        Section 1.2    Closing.     Unless this Agreement shall have been terminated in accordance with Section 7.1, and subject to the provisions of ARTICLE 6, the closing of the Merger (the "Closing") shall take place at the offices of Vinson & Elkins L.L.P., 1001 Fannin Street, Suite 2500, Houston, Texas 77002, at 10:00 a.m., local time, on the date (the "Closing Date") that is the second Business Day after the satisfaction or waiver (to the extent permitted by applicable Law and other than the condition specified in Section 6.1(a), which no Party may waive) of the conditions set forth in ARTICLE 6 (other than those conditions that by their nature are to be satisfied by actions to be taken at the Closing, but subject to the satisfaction or waiver of such conditions), or at such other place, date and time as the Company and Parent may agree in writing.

        Section 1.3    Effective Time.     Subject to the provisions of this Agreement, at the Closing, the Parties will cause a certificate of merger (the "Certificate of Merger") to be filed with the Secretary of State of the State of Delaware in accordance with Section 251 of the DGCL. The Merger will become effective at such time as the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed by the Company and Merger Sub in writing and specified in the Certificate of Merger in accordance with the DGCL (the effective time of the Merger being hereinafter referred to as the "Effective Time").

        Section 1.4    Effect of the Merger.     At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DGCL.

        Section 1.5    Certificate of Incorporation; Bylaws.

        (a)   The certificate of incorporation of the Company as in effect immediately prior to the Effective Time shall be amended in its entirety in the Merger to read as set forth in Exhibit A hereto, and as so amended, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with applicable Law.

        (b)   At the Effective Time, the bylaws of the Company shall be amended and restated in its entirety to read as the bylaws of Merger Sub in effect immediately prior to the Effective Time, except that the name of the Surviving Corporation shall be "Summit Gas Resources, Inc."

        Section 1.6    Directors and Officers.     Each of the Parties shall take all necessary action to cause the directors of Merger Sub immediately prior to the Effective Time to be the initial directors of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation, and the officers of Merger Sub immediately prior to the Effective Time to be the initial officers of the Surviving Corporation, in each case retaining their respective positions, and until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified.

 ARTICLE 2
EFFECT OF THE MERGER ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES

        Section 2.1    Conversion of Securities.     At and as of the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or its stockholders:

        (a)   Each share of Common Stock issued and outstanding immediately prior to the Effective Time (except as provided in Section 2.1(b) or Section 2.1(c) below) shall be converted automatically into the right to receive an amount per share equal to $0.34 in cash (the "Merger Consideration") payable to the holder thereof, without interest, in the manner provided in Section 2.2, less any required withholding Taxes; provided, that it shall be a condition to the receipt by a stockholder of the Company of any Merger Consideration with respect to any share of Common Stock that the certificate representing such share immediately prior to the Effective Time (the "Certificates") shall have first been delivered to the Paying Agent pursuant to Section 2.2(c), duly endorsed in blank or accompanied by a duly executed stock power. Except as otherwise provided in Section 2.1(b), all shares of Common Stock outstanding immediately prior to the Effective Time shall no longer be outstanding upon the Effective Time and shall automatically be cancelled and shall cease to exist, and each such certificate which immediately prior to the Effective Time represented any shares of Common Stock shall thereafter only represent the right to receive the Merger Consideration therefor.

        (b)   Notwithstanding anything in this Agreement to the contrary, shares of Common Stock that are outstanding immediately prior to the Effective Time and that are held by any Person who is entitled to demand and properly demands appraisal of such shares of Common Stock ("Appraisal Shares") pursuant to, and who complies in all respects with, Section 262 of the DGCL ("Section 262") shall not be converted into the right to receive the Merger Consideration as provided in Section 2.1(a), but rather the holders of such Appraisal Shares shall be entitled to payment of the fair value of such Appraisal Shares in accordance with Section 262 (and at the Effective Time such Appraisal Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and such holders shall cease to have any right with respect thereto, except the right to receive the fair value of such Appraisal Shares in accordance with Section 262); provided, however, that if any such holder shall fail to perfect or otherwise shall waive, withdraw or lose the right to appraisal under Section 262, then the right of such holder to be paid the fair value of such holder's Appraisal Shares shall cease and such Appraisal Shares shall be deemed to have been converted as of the Effective Time into, and to have become exchangeable solely for the right to receive, Merger Consideration as provided in Section 2.1(a). The Company shall give Parent (i) prompt notice of any demands for appraisal received by the Company, withdrawals of such demands, and any other instruments served pursuant to the DGCL and received by the Company and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under DGCL.

        (c)   Each share of Common Stock held in the treasury of or reserved for issuance by the Company and each share of Common Stock owned by Parent, Merger Sub or any direct or indirect wholly owned subsidiary of Parent or the Company immediately prior to the Effective Time shall be cancelled and extinguished without any conversion thereof and no portion of the Merger Consideration shall be allocated or paid thereto.

        (d)   Each share of Merger Sub's common stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of the Surviving Corporation's common stock, par value $0.01 per share.

        (e)   The Merger Consideration shall be adjusted to reflect any change in the number of shares of Common Stock issued and outstanding as of the Effective Time by reason of any stock dividend, stock split, recapitalization, combination, exchange of shares, merger, consolidation, reorganization or the like or any other change in the corporate or capital structure; provided, however, that nothing in this

Section 2.1(e) shall be construed as permitting the Company to take any action or enter into any transaction otherwise prohibited by this Agreement.

        Section 2.2    Surrender of Shares; Stock Transfer Books.

        (a)   Prior to the Effective Time, Parent or Merger Sub will designate a bank, trust company or transfer agent to act as paying agent (the "Paying Agent") to facilitate the receipt by the Company's stockholders of the Merger Consideration in connection with the Merger.

        (b)   Promptly after the Effective Time, Parent shall cause the Merger Consideration to be delivered (other than any portion thereof allocable to any Appraisal Shares, which shall be withheld by Parent or the Surviving Corporation to satisfy related appraisal or dissenters rights matters and the costs thereof) by wire transfer of immediately available funds to an account designated in writing by the Paying Agent (the "Payment Account"). Upon the delivery of the appropriate funds to the Payment Account, Parent and the Surviving Corporation shall have no further liability or obligation with respect to the payment of the Merger Consideration. The Paying Agent shall, pursuant to irrevocable instructions, deliver the Merger Consideration contemplated to be paid pursuant to Section 2.1(a) out of the Payment Account. The Payment Account shall be invested by the Paying Agent as directed by Parent; provided, however, that such investments shall be in obligations of or guaranteed by the United States of America or any agency or instrumentality thereof and backed by the full faith and credit of the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker's acceptances of commercial banks with capital exceeding $1 billion (based on the most recent financial statements of such bank that are then publicly available). Any net profit resulting from, or interest or income produced by, such investments shall be payable to Parent or an affiliate of Parent as Parent directs. The Payment Account shall not be used for any purpose other than as set forth in this Section 2.2(b).

        (c)   Promptly after the Effective Time, the Surviving Corporation shall cause to be mailed to each holder of record of a Certificate whose shares of Common Stock were converted into the right to receive the Merger Consideration pursuant to Section 2.1(a) a letter of transmittal, which shall (i) specify that delivery of the Certificates shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent and (ii) provide instructions for the holders of the Certificates to use in effecting the surrender of the Certificates pursuant to such letter of transmittal. Upon surrender to the Paying Agent of a Certificate, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions contained therein, and along with such other documents as may be required pursuant to such instructions, including those documents set forth in Section 2.1(a), (or, if such shares of Common Stock are held in book-entry or other uncertificated form, upon the entry through a book-entry transfer agent of the surrender of such shares on a book-entry account statement (it being understood that any references herein to "Certificates" shall be deemed to include references to book-entry account statements relating to the ownership of shares of Common Stock)), the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration which such holder has the right to receive in respect of the shares of Common Stock formerly represented by such Certificate, and the Certificate so surrendered shall forthwith be canceled. No interest will be paid or accrued on any Merger Consideration payable to holders of Certificates. In the event of a transfer of ownership of shares of Common Stock which is not registered in the transfer records of the Company, the Merger Consideration may be issued to a transferee if the Certificate representing such shares is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.2(c), each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration.

        (d)   Each of the Paying Agent, Parent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Common Stock such amounts as may be required to be deducted or withheld therefrom under the Code or under any provision of state, local or foreign tax Law or under any other applicable Law. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid. As used in this Agreement, "Code" means the Internal Revenue Code of 1986, as amended.

        Section 2.3    No Further Ownership Rights in Company Capital Stock.     All amounts paid upon the surrender or exchange of shares of Common Stock in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such shares, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be forwarded to the Paying Agent where they shall be cancelled and exchanged as provided in Section 2.2.

        Section 2.4    Lost, Stolen or Destroyed Certificates.     In the event any Certificate shall have been lost, stolen or destroyed, the Paying Agent shall issue in exchange for such lost, stolen or destroyed Certificate, upon the making of an affidavit of that fact by the holder thereof, such amounts as may be required pursuant to Section 2.2 with respect to the number of shares of Common Stock represented by such Certificate; provided, however, that Parent may, in its discretion and as a condition precedent to the payment thereof, require the owner of such lost, stolen or destroyed Certificate to deliver a bond in such sum as Parent may direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Paying Agent with respect to the Certificate alleged to have been lost, stolen or destroyed.

        Section 2.5    Termination of Payment Account, Escheat, etc.     Any portion of the Payment Account which remains undistributed to the holders of Common Stock for one year after the Effective Time shall be delivered to Parent upon demand, and any holders of certificates formerly representing shares of Common Stock who have not theretofore complied with the exchange procedures set forth above shall thereafter look only to Parent (subject to abandoned property, escheat or similar Laws, as general creditors thereof) for the Merger Consideration, without any interest thereon. None of Parent, the Paying Agent, the Surviving Corporation or any party hereto shall be liable to any Person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat, or similar Law.

        Section 2.6    Company Equity Plans.

        (a)   As of the Effective Time, each option to purchase Common Stock or stock appreciation right regardless of whether settleable in Common Stock, cash or both (collectively, the "Company Stock Option Awards") granted under any equity based compensation plan of the Company (the "Company Stock Plans"), that is outstanding under a Company Stock Plan immediately prior to the Effective Time, whether or not then vested or exercisable, shall be, by virtue of the Merger and, except as otherwise provided below, without any action on the part of Parent, Merger Sub or the holders of the Company Stock Option Awards, be cancelled and the holder of such Company Stock Option Awards will, in full settlement of such Company Stock Option Awards, receive from or on behalf of Merger Sub a single lump sum cash payment in an amount (subject to any applicable withholding Tax) equal to the product of (x) the excess, if any, of the Merger Consideration over the exercise price or base price, as applicable, per share subject to such Company Stock Option Award, multiplied by (y) the total number of shares of Common Stock subject to such Company Stock Option Award (the aggregate amount of such cash payments hereinafter referred to as the "Option Award Consideration"). Merger Sub shall pay or cause to be paid to holders of the Company Stock Option Awards the Option Award Consideration as soon as practicable, and in any event within 30 business days (as such term is defined in Rule 14d-1(g)(3) promulgated under the Exchange Act, "Business Days"), following the Effective Time. In the event that the exercise price or base price, as applicable, of any Company Stock Option Award is equal to or greater than the Merger Consideration, such Company Stock Option Award shall be cancelled without payment therefor and have no further force or effect.

        (b)   As of the Effective Time, each restricted stock award, whether performance-based, time-based or otherwise (the "Company Restricted Stock Awards") that is outstanding under any Company Stock Plan immediately prior to the Effective Time, whether or not then vested, shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and converted into the right to receive a single lump sum cash payment in an amount (subject to any applicable withholding Tax) equal to the product of (x) the Merger Consideration multiplied by (y) the total number of shares of Common Stock subject to such Company Restricted Stock Award (the aggregate amount of such cash payments hereinafter referred to as the "Restricted Stock Award Consideration"). Merger Sub shall pay or cause to be paid to holders of the Company Restricted Stock Awards the Restricted Stock Award Consideration as soon as practicable, and in any event within 30 Business Days, following the Effective Time.

        (c)   Prior to the Effective Time, the Company will adopt such resolutions and will take such other actions as may be reasonably required to effectuate the actions contemplated by this Section 2.6, without paying any consideration or incurring any debts or obligations on behalf of the Company or the Surviving Corporation.

        (d)   Each of the Paying Agent, Parent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Company Stock Option Awards or Company Restricted Stock Awards such amounts as may be required to be deducted or withheld therefrom under the Code or under any provision of state, local or foreign Tax Law or under any other applicable Law. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as described with particularity in the disclosure letter delivered by the Company to Merger Sub and Parent concurrently with the execution and delivery of this Agreement (the "Company Disclosure Letter") with respect to specific numbered and lettered sections and subsections of this ARTICLE 3, the Company hereby represents and warrants to Merger Sub and Parent as follows:

        Section 3.1    Organization and Standing; Subsidiaries.     The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has no Subsidiaries. The Company is duly qualified to conduct business and is in good standing to do business in each jurisdiction where such qualification or good standing is required, except where the failure to be so qualified or to be in good standing would not have a Company Material Adverse Effect. The Company has all requisite power and authority and all authorizations, licenses and permits necessary to own, lease and operate its properties and other assets, to conduct its businesses as presently conducted and as proposed to be conducted, to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby. The copies of the Company's certificate of incorporation (the "Certificate of Incorporation") and bylaws (the "Bylaws") that are filed as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 2008 (the "Company Form 10-K") are complete and correct copies thereof as in effect on the date hereof. The Company is not in default under or in violation of any provision of the Certificate of Incorporation or the Bylaws. For purposes of this agreement, the term "Subsidiary" means, with respect to a Party, any corporation, more than 50% of the outstanding voting securities of which are owned or controlled, directly or indirectly, by such Party or any Subsidiary of such Party, or a partnership, limited liability company, trust, association or other business entity in which such Party or any Subsidiary of such Party is a general partner, manager or trustee or owns or controls, directly or indirectly, interests entitling it to receive more than 50% of the profits or losses of such entity. As used in this Agreement, "Law" shall mean any foreign or domestic law, statute, code, ordinance, rule, regulation, or Order.

        Section 3.2    Capitalization.

        (a)   The authorized capital stock of the Company consists of: (i) 100,000,000 shares of Common Stock; and (ii) 25,000,000 shares of preferred stock, par value $0.01 ("Preferred Stock"). As of the close of business on February 8, 2010, (x) 30,320,525 shares of Common Stock were issued (and not held in the treasury of the Company) and outstanding, (y) no shares of Common Stock were issued and held in the treasury of the Company and (z) no shares of Preferred Stock were issued and outstanding or held in the treasury of the Company. Since February 2, 2010 through the date hereof, no shares of Common Stock or Preferred Stock have been issued. As of the close of business on February 8, 2010, (x) an aggregate of 391,226 shares of Common Stock were subject to and reserved for issuance pursuant to Company Stock Option Awards or lapse of restrictions of Company Restricted Stock Awards granted under the Company Stock Plans, and (y) an aggregate of zero (0) shares of Common Stock were subject to and reserved for issuance under the Company Stock Plans, and since February 8, 2010 and through the date hereof, no additional shares of Common Stock have become subject to issuance under the Company Stock Plans. Section 3.2(a) of the Company Disclosure Letter sets forth as of the close of business on February 8, 2010 a list of each outstanding Company Stock Option Awards and Company Restricted Stock Awards (the "Company Equity Awards") granted under the Company Stock Plans and (i) the name of the holder of such Company Equity Award, (ii) the number of shares of Common Stock subject to such outstanding Company Equity Award, (iii) the exercise price or base price of such Company Equity Award, if applicable, (iv) the date on which such Company Equity Award was granted or issued, (v) the applicable vesting schedule, and the extent to which such Company Equity Award is vested and exercisable as of the date hereof, and (vi) with respect to Company Stock Options, the date on which such Company Stock Option expires. All shares of Common Stock subject to issuance under the Company Stock Plans, upon issuance in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable.

        (b)   All of the issued and outstanding shares of Common Stock have been duly authorized, validly issued and are fully paid and nonassessable, are free and clear of all Encumbrances created by or imposed upon the holders thereof, and are not subject to any preemptive rights or rights of first refusal created by statute, the Certificate of Incorporation or Bylaws or any Contract to which the Company is a party or by which it is bound. Except as set forth in the Certificate of Incorporation, (i) no subscription, warrant, option, conversion, exchange or other right (contingent or otherwise) to purchase or otherwise acquire any shares of capital stock of the Company is authorized or outstanding, (ii) the Company has no obligation, contract or commitment (contingent or otherwise) to issue any subscription, warrant, option, conversion, exchange or other such right or to issue, transfer, deliver, sell or cause to be outstanding, directly or indirectly, any shares of its capital stock or any evidences of indebtedness of the Company and (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. All of the issued and outstanding shares of Common Stock and all outstanding subscription, warrant, option, conversion, exchange or other rights to purchase or otherwise acquire such Common Stock, directly or indirectly, have been offered, issued, granted or sold by the Company in compliance with applicable federal and state securities Laws or pursuant to valid exemptions therefrom. No debt securities of the Company are issued and outstanding.

        (c)   The Company does not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, joint venture, limited liability company or other business enterprise or Person, nor does the Company have the right to acquire, directly or indirectly, any outstanding capital stock of, or other equity interests in, any other entity or Person.

        (d)   The Board or a committee administering the Company Stock Plans has the power and authority to adjust the terms of all outstanding Company Equity Awards granted under the Company Stock Plans, by resolution or other action, to provide that (i) each Company Stock Option Award outstanding immediately prior to the Effective Time shall be canceled in accordance with Section 2.6(a) , with the holder thereof becoming entitled to receive the amount of cash referred to in Section 2.6(a) and (ii) each Company Restricted Stock Award outstanding immediately prior to the Effective Time shall be canceled in accordance with Section 2.6(b), with the holder thereof becoming entitled to receive the cash payment referred to in Section 2.6(b). Such cancellation of a Company Stock Option Award or Company Restricted Stock Award in exchange for the cash payment described in Section 2.6(a) or Section 2.6(b) , as applicable, will constitute a release of any and all rights the holder of such Company Stock Option Award or Company Restricted Stock Award had or may have had in respect thereof. No consents of the holders of the Company Equity Awards are necessary to effectuate the foregoing. The Board or a committee administering the Company Stock Plans has the power and authority to cause the Company Stock Plans to terminate as of the Effective Time. Following the Effective Time, no holder of a Company Equity Award or any participant in the Company Stock Plans will have any right thereunder to acquire any capital stock of the Company or the Surviving Corporation.

        Section 3.3    Authorization.     The execution, delivery and performance by the Company of this Agreement, the Voting Agreement, and all other agreements executed by the Company in connection with the transactions contemplated by this Agreement, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action (other than, in the case of the Merger, (a) the adoption of this Agreement by the holders of at least a majority of the outstanding shares of Common Stock (excluding shares of Common Stock beneficially owned by DLJ or any of their affiliates or by the Chief Executive Officer or the Chief Financial Officer of the Company) (the "Company Stockholder Approval") and (b) the filing with the Secretary of State of the State of Delaware the Certificate of Merger as required by the DGCL). This Agreement, the Voting Agreement, and each other agreement contemplated hereby and thereby to be executed by the Company in connection with the transactions contemplated by this Agreement have been duly and validly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization and other Laws relating to creditors' rights and to general principles of equity. The Board of Directors, acting upon the unanimous recommendation of the Special Committee, at a duly called and held meeting, has unanimously adopted the Board Actions. The only vote of the stockholders required to adopt this Agreement and approve the transactions contemplated hereby is the Company Stockholder Approval.

        Section 3.4    Non-Contravention; Governmental Authorities and Consents.

        (a)   The execution, delivery and performance by the Company of this Agreement, the Voting Agreement, and the other agreements executed by the Company in connection with the transactions contemplated by this Agreement, and the consummation of the transactions contemplated hereby and thereby, will not violate in any material respect any provision of Law (subject to compliance with the requirements set forth in clauses (i) through (iii) of Section 3.4(b) and, in the case of the consummation of the Merger, obtaining the Company Stockholder Approval) and will not violate or conflict with, result in the breach of any of the terms, conditions or provisions of, constitute a default under, create in any party the right to terminate, enforce or modify, accelerate payment or create or impose a lien pursuant to, or require a filing, consent or waiver, except as set forth in Section 3.4 of the Company

Disclosure Letter, under, (i) the Certificate of Incorporation or Bylaws (each as amended to date), (ii) any written or oral contract, subcontract, understanding, bond, option, warranty, purchase order, sublicense, insurance policy, mortgage, indenture, lease, license, note, agreement, right of Intellectual Property or other legally binding instrument or arrangement to which the Company is a party or by which it or any of its properties or assets is bound (each, a "Contract") or (iii) any permit, decree, judgment, Order, injunction, statute, rule, regulation or other restriction applicable to the Company or its properties, in the case of clauses (ii) and (iii) other than any such violation, conflict, breach, default or right to terminate, enforce, modify, accelerate payment or create or impose a lien, or requirement of a filing, consent or waiver that would not have a Company Material Adverse Effect. The consummation of the transactions contemplated by this Agreement (either alone or together with any other event) shall not give rise to the right of any such person to receive any severance, retention or change in control payments. As used in this Agreement, "Order" shall mean any order, judgment, writ, stipulation, award, injunction, decree, arbitration award or finding of any Governmental Authority, arbitrator or mediator.

        (b)   No consent, approval, Order, or authorization of, or registration, qualification, designation, declaration, or filing with, any Governmental Authority is required on the part of the Company in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (including the filing of the Rule 13e-3 Transaction Statement on Schedule 13E-3 relating to the Merger and the other transactions contemplated hereby (the "Company Schedule 13E-3") and the Proxy Statement in connection with the Company Stockholder Approval), applicable requirements of Antitrust Laws, competition or merger control consents, and state securities, takeover and "blue sky" Laws, the applicable requirements of the Nasdaq Stock Market ("Nasdaq") and the filing with the Secretary of State of the State of Delaware of the Certificate of Merger as required by the DGCL. As used in this Agreement, "Antitrust Laws" means (i) the Sherman Act of 1890, as amended, (ii) the Clayton Antitrust Act of 1914, as amended, (iii) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") or (iv) any other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or creation or strengthening of a dominant position through merger or acquisition and any other Law requiring parties to submit a filing to a Governmental Authority and observe a waiting period under any of the foregoing Laws. As used in this Agreement, "Governmental Authority" means any governmental or quasi-governmental body of the United States, or any other country, including any state, province, county, city or other political subdivision thereof, or any authority, agency, court, instrumentality or statutory or regulatory body of any of the foregoing.

        Section 3.5    Compliance.     The Company is and, since January 1, 2009, has been in compliance with all Laws or Orders applicable to the Company or by which the Company or any of its businesses or properties is bound, except for such non-compliance that would not have a Company Material Adverse Effect. To the Company's knowledge, no Governmental Authority has issued any notice or notification stating that the Company is not in compliance with any Law, except where such non-compliance would not have a Company Material Adverse Effect.

        Section 3.6    Litigation.     Except for matters that would not have a Company Material Adverse Effect, there is no action, suit, mediation, arbitration, claim, charge, grievance, complaint or proceeding, or any governmental action, proceeding, inquiry or investigation (collectively, "Proceeding") pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties or assets in or before any Governmental Authority or before any mediator or arbitrator. Section 3.6 of the Company Disclosure Letter lists all Proceedings that the Company has pending against other parties and all Proceedings that are pending against the Company. The Company is not subject to or bound by any Order. As used in this Agreement, the term "Company Material Adverse

Effect" means any circumstance, event, change or effect (whether or not foreseeable or known as of the date of this Agreement) that, individually or in the aggregate with all other circumstances, events, changes and effects, (a) is, or would reasonably be expected to be, materially adverse to the assets, business, condition (financial or otherwise), or results of operations of the Company (whether or not such circumstance, event, change or effect has, during the period or at any time in question, manifested itself in the historical financial statements or results of the Company), including any circumstance, event, change or effect that would result in (1) the Company's net production of natural gas to be less than 6.75 MMcf, based on the average daily production for any rolling five day period, on any day after the date hereof; (2) the Company's proved reserves of natural gas as of (x) December 31, 2009, or (y) the last day of any fiscal quarter occurring after the date hereof to be less than 23.0 Bcf based on a constant price of CIG Rocky Mountain Index of $4.00 per Mcf and the reserve report prepared by Netherland, Sewell & Associates, Inc.; or (3) an aggregate net reduction in the net mineral acres owned by the Company within the Powder River Basin play in excess of 30,000 net mineral acres with initial net acreage indicated on Section 3.11 ("Summary of Acreage") of the Company Disclosure Letter or (b) would prevent the ability of the Company to perform its obligations under this Agreement or consummate the transactions contemplated hereby; provided, however, that, for the purposes of clause (a), no event, change or effect to the extent arising out of, resulting from or attributable to the following shall be deemed to constitute a Company Material Adverse Effect or shall be taken into account when determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur: (i) general industry, economic, market or political conditions; (ii) acts of war, sabotage or terrorism; (iii) the announcement or pendency of the transactions contemplated by this Agreement; (iv) any changes in GAAP, applicable Law or the interpretation thereof; (v) the taking of any specific action at the express written direction of Parent; or (vi) a decline in the market price, or a change in the trading volume, of the shares of Common Stock (it being understood that any cause of any such decline or change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur); provided, further, however, that any circumstance, event, change and effect referred to in clauses (i), (ii) or (iv) immediately above shall be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur to the extent that such event, change or effect has a disproportionate effect on the Company, compared to other participants in the industries in which the Company conducts its business.

        Section 3.7    SEC Filings; Company Financial Statements.

        (a)   The Company has filed or furnished, and will file or furnish until the Effective Time, each form, report, statement, schedule, document, certification, registration statement, prospectus and definitive proxy statement (including all exhibits, amendments and supplements thereto and all information incorporated by reference) required to be filed or furnished by the Company with the Securities and Exchange Commission (the "SEC") under the Securities Act or the Exchange Act (the "Company SEC Filings") since January 1, 2007. The Company SEC Filings (i) were filed or furnished on a timely basis, (ii) were prepared in accordance and complied with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, as the case may be and (iii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There is no Proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company at or before the SEC. The Company has made available to Parent copies of all comment letters received by the SEC since January 1, 2007 and relating to the Company SEC Filings, together with all written responses of the Company thereto provided or made available to the SEC. As of the date of this Agreement, the Company has not received any notice from the SEC that any Company SEC Filing is the subject of any ongoing review by the SEC.

        (b)   Each set of financial statements (including, in each case, any related notes thereto) contained in the Company SEC Filings (the "Company Financial Statements"): (i) complied (and will comply) as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto in effect at the time of such filing; (ii) was prepared (and will be prepared) in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, may not contain footnotes or as otherwise permitted by the rules and regulations of the SEC) and (iii) fairly presented (and will fairly present) in all material respects the financial position of the Company at the respective dates thereof and the consolidated results of the Company's operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal year-end adjustments which were not or will not be material in amount or significance. Except as reflected in the Company Financial Statements, the Company is not a party to any material off-balance sheet arrangement (as defined in Item 303 of Regulation S-K promulgated under the Securities Act ("Regulation S-K")). The Company has not had any dispute with any of its auditors regarding accounting matters or policies requiring public reporting, a report to the audit committee or which is otherwise material. The books and records of the Company have been, and are being maintained in all material respects in accordance with applicable Law and all accounting requirements and reflect only active transactions.

        (c)   The Company has established and maintains "disclosure controls and procedures" (as such term is defined in Rule 13a-15(e) or 15d-15(e) promulgated under the Exchange Act); such disclosure controls and procedures are reasonably designed to ensure that all information (both financial and non-financial) relating to the Company required to be disclosed in the Company's reports required to be filed with or submitted to the SEC pursuant to the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Company required under the Exchange Act with respect to such reports.

        (d)   The Company maintains a system of "internal control over financial reporting" (as defined in Rules 13a-15(f) and 15(d)-15(f) of the Exchange Act) as required under Rules 13a-15(a) and 15d-15(a) under the Exchange Act, and such system is designed to provide reasonable assurance regarding the reliability of financial reporting and preparation of financial statements in accordance with GAAP and that transactions of the Company are being made only in accordance with authorizations of management and the Board of Directors.

        (e)   Each of the "principal executive officer" of the Company (as defined in the Sarbanes-Oxley Act of 2002 ("SOX")) and the "principal financial officer" of the Company (as defined in SOX) has made all certifications required by Sections 302 and 906 of SOX and any related rules and regulations promulgated by the SEC and the Nasdaq and the rules and regulations promulgated thereunder with respect to the Company SEC Filings and the statements contained in any such certifications were true and accurate as of the date such certifications were made and have not been modified or withdrawn. Neither the Company nor any of its executive officers has received notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of the certifications required by SOX and made by its principal executive officer and principal financial officer.

        (f)    To the knowledge of the Company, there is no fraud, whether or not material, that involves any employee who has a significant role in the Company's internal controls and procedures.

        (g)   The Company is in compliance in all material respects with all applicable provisions of SOX and the applicable listing and governance rules of the Nasdaq, except as set forth on Section 3.7(g) of the Company Disclosure Letter.

        (h)   To the knowledge of the Company, Ehrhardt Keefe Steiner & Hottman PC, which has expressed its opinion with respect to the Company Financial Statements, is "independent" (under applicable rules then in effect) with respect to the Company within the meaning of Regulation S-X since the appointment of Ehrhardt Keefe Steiner & Hottman PC in that capacity.

        Section 3.8    No Undisclosed Liabilities.     The Company does not have any undisclosed liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on a balance sheet or in notes thereto prepared in accordance with GAAP, except for liabilities or obligations (i) disclosed in the Company Financial Statements (including any related notes), (ii) incurred in the ordinary course of business and consistent with practices since the date of the Latest Balance Sheet and (iii) that are not material in the aggregate to the Company. For purposes of this Agreement, "Latest Balance Sheet" means the consolidated balance sheet of the Company as of December 31, 2008, which is included in the Company Form 10-K.

        Section 3.9    Absence of Certain Changes or Events.     Except as set forth in Section 3.9 of the Company Disclosure Letter, since the date of the Latest Balance Sheet there has not been, occurred or arisen: (a) a Company Material Adverse Effect or any event, change, effect or condition of any character that is reasonably expected to have a Company Material Adverse Effect; (b) any making, declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of the Company's capital stock, or any purchase, redemption or other acquisition by the Company of the Company's capital stock or any other securities of the Company, except for the acquisition of shares of Common Stock by the Company in satisfaction by holders of any options or rights granted under the Company Stock Plans or the applicable exercise price or withholding taxes; (c) any split, combination or reclassification of any of the Company's capital stock; (d) any granting by the Company of any increase in compensation or fringe benefits to any employee or director or any payment by the Company of any bonus, or any entry by the Company into any contract (or amendment of an existing contract) to grant or provide severance, acceleration of vesting, termination pay or other similar benefits; (e) any change by the Company in its accounting methods, principles or practices (including any change in depreciation or amortization policies or rates or revenue recognition policies), except as required by concurrent changes in GAAP or by the SEC; (f) any revaluation by the Company of any of its assets, including writing off notes or accounts receivable or any sale of assets of the Company; (g) entry by the Company into any material licensing or other material Contract with regard to the acquisition or disposition by the Company of any material Intellectual Property other than non-exclusive licenses or other Contracts with regard to the acquisition or disposition by the Company of any Intellectual Property; (h) any change by the Company in its material Tax elections or accounting methods, or any closing agreement, settlement or compromise of any claim or assessment, in each case in respect of material Taxes, or consent to any extension or waiver of any limitation period with respect to any claim or assessment for material Taxes; (i) any damage, destruction or loss (whether or not covered by insurance) with respect to the assets of the Company that individually or in the aggregate could reasonably be expected to adversely affect the Company's business in any material respect; (j) any sale, transfer or other disposition of any material property or material assets (whether real, personal or mixed, tangible or intangible) by the Company; and (k) any announcement of any negotiation by or any Contract by the Company or any employee on behalf of the Company, to do any of the things described in the preceding clauses (a) through (j) (other than negotiations or Contracts with Parent and Merger Sub regarding this Agreement). Since the date of the Latest Balance Sheet, the Company has conducted its business in the ordinary course of business as consistent with past practices. As used in this Agreement, the term "Encumbrance" means, with respect to any asset of the Company, any mortgage, deed of trust, lien, pledge, charge, security interest, title retention device, conditional sale or other security arrangement, collateral assignment, claim, charge, adverse claim of title, ownership or right to use, restriction or other encumbrance of any kind in respect of such asset (including any restriction on (i) the voting of any security or the transfer of any security or other asset, (ii) the receipt of any income derived from any asset, (iii) the use of any asset and (iv) the possession, exercise or transfer of any other attribute of ownership of any asset), in each case except for such restrictions of general application under the Securities Act and applicable "blue sky" Laws. The terms "encumber" and "encumbering" (whether or not capitalized) have meanings correlative to the foregoing.

        Section 3.10    Taxes.

        (a)   Except as set forth on Section 3.10(a) of the Company Disclosure Letter, (i) all material Tax Returns which were required to be filed by or with respect to the Company have been duly and timely filed, (ii) all material items of income, gain, loss, deduction and credit or other items ("Tax Items") required to be included in each such Tax Return have been so included and all such Tax Items and any other information provided in each such Tax Return is true, correct and complete in all material respects, (iii) all material Taxes owed by the Company which are or have become due have been timely paid in full, (iv) all Tax withholding and deposit requirements imposed on or with respect to the Company have been satisfied in full in all material respects, and (v) there are no material Encumbrances on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any Tax.

        (b)   Except as set forth on Section 3.10(b) of the Company Disclosure Letter, there is no written, or to the knowledge of the Company, unwritten claim against the Company for any material Taxes, and no assessment, deficiency or adjustment that would result in a material amount of Tax being due has been asserted, proposed, or threatened, in each case in writing, with respect to any Tax Return of or with respect to the Company. No material Tax audits or administrative or judicial proceedings are being conducted, pending or threatened with respect to the Company. No claim has been made in writing during the past six years by an authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation in that jurisdiction.

        (c)   There is not in force any waiver or agreement for any extension of time for the assessment or payment of any material Tax of or with respect to the Company.

        (d)   The Company is not party to, bound by, or otherwise affected by any Tax allocation, sharing or indemnity agreements or arrangements. No payments are due or will become due by the Company pursuant to any such agreement or arrangement.

        (e)   The Company will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) "closing agreement" as described in Code Section 7121 (or any corresponding or similar provision of state, local or foreign Law) executed on or prior to the Closing Date; (iii) intercompany transaction or any excess loss account described in Treasury Regulations under Code Section 1502 (or any corresponding or similar provision of state, local or foreign Law) entered into or created on or prior to the Closing Date; (iv) installment sale or open transaction disposition made on or prior to the Closing Date; (v) cash method of accounting or long-term contract method of accounting utilized prior to the Closing Date; (vi) election to defer any cancelation of indebtedness income under Code Section 108(i); or (vii) prepaid amount received on or prior to the Closing Date.

        (f)    The Company has no liability for the Taxes of any Person (other than the Company) for which the statute of limitations has not yet expired under Treasury Regulations Section 1.1502-6 (or any corresponding provisions of state, local or foreign Tax Law), or as a transferee or successor, or by contract or otherwise.

        (g)   To the extent applicable, the Company has properly and in a timely manner documented its transfer pricing methodology in compliance with Section 6662(e) (and any related sections) of the Code, the Treasury regulations promulgated thereunder and any comparable provisions of state, local, domestic or foreign Tax Law.

        (h)   The Company has not (i) participated (within the meaning of Treasury Regulations § 1.6011-4(c)(3)) in any "reportable transaction" within the meaning of Treasury Regulations § 1.6011-4(b) (and all predecessor regulations); (ii) claimed any deduction, credit, or other tax benefit by reason of any "tax shelter" within the meaning of former Section 6111(c) of the Code and the Treasury Regulations thereunder or any "confidential corporate tax shelter" within the meaning of former Section 6111(d) of the Code and the Treasury Regulations thereunder; or (iii) purchased or otherwise acquired an interest in any "potentially abusive tax shelter" within the meaning of Treasury Regulations § 301.6112-1. The Company has disclosed on its Tax Returns all positions taken therein that could give rise to a substantial understatement of Tax within the meaning of Section 6662 of the Code (or any similar provision of state, local or foreign Law).

        (i)    The Company has not made any payments, is not obligated to make any payments, and is not a party to any plan or agreement that under certain circumstances could obligate it to make any payments that would not be deductible under Sections 162(m) of the Code.

        (j)    The Company does not have any material liability for any unpaid Taxes (whether or not shown to be due on any Tax Return) that has not been accrued for or reserved on the Company Financial Statements in accordance with GAAP, whether asserted or unasserted, contingent or otherwise, other than any liability for unpaid Taxes that may have accrued since the date of the Company Financial Statements in connection with the operation of the business of the Company in the ordinary course of business. The Company has established on its books and records reserves or accrued liabilities or expenses that are adequate for the payment of all Taxes for which the Company is liable but which are not yet due and payable.

        (k)   The Company has not constituted either a "distributing corporation" or a "controlled corporation" in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (i) in the two years prior to the date of this Agreement or (ii) in a distribution that could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with the transactions contemplated by this Agreement.

        (l)    The Company is not subject to Tax in any jurisdiction, other than the country in which it is organized, by virtue of having, or being deemed to have, a permanent establishment, fixed place of business or similar presence.

        (m)  The Company is not party to any gain recognition agreement under Section 367 of the Code and the Treasury Regulations thereunder.

        (n)   For purposes of this Agreement (i) "IRS" means the United States Internal Revenue Service, (ii) "Person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other entity, (iii) "Tax" or "Taxes" means any taxes, assessments, fees and other governmental charges imposed by any Governmental Authority, including, without limitation, income, profits, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or other charge of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not, (iv) "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, and (v) "Taxing

Authority" means, with respect to any Tax, the Governmental Authority or political subdivision thereof that imposes such Tax, and the agency (if any) charged with the collection of such Tax for such entity or subdivision, including any Governmental Authority or quasi-Governmental Authority or agency that imposes, or is charged with collecting, social security or similar charges or premiums.

        Section 3.11    Title to Property and Assets.     The Company has good, valid and marketable title to, or a valid leasehold interest in, all of the material properties and assets owned or leased by it, including the properties and assets set forth on Section 3.11 of the Company Disclosure Letter, in each case, free and clear of all Encumbrances other than (a) liens for Taxes not yet due and payable, (b) such imperfections of title or liens as do not and will not materially detract from or interfere with the use of the properties subject thereto or affected thereby, (c) liens securing debt reflected in the Company Financial Statements and (d) mechanic's, workman's or repairman's liens arising in the ordinary course of business (clauses (a)-(d) collectively referred to as "Permitted Encumbrances").

        Section 3.12    Intellectual Property.

        (a)   For purposes of this Agreement, the term "Intellectual Property" means any and all (i) seismic data, trademarks, service marks, brand names, Internet domain names, logos, symbols, trade dress, trade names, trade secrets, know-how, and other proprietary rights and information, including, but not limited to, all geologic and geographical data and interpretations thereof, including geologic maps, isopachs, structure maps and any other maps, and other indicia of source of origin, all applications and registrations for the foregoing, and all goodwill associated therewith and symbolized thereby, including all renewals of the same; (ii) inventions and discoveries, whether patentable or not, and all patents, registrations, invention disclosures and applications therefor, including divisions, continuations, continuations-in-part and renewal applications, and including renewals, extensions and reissues; and (iii) copyrights in and to published and unpublished works of authorship, whether copyrightable or not (including software), and registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof; and in each of cases (i) to (iii) inclusive, whether registered, unregistered or capable of registration.

        (b)   Except as individually or in the aggregate would not be reasonably likely to have or result in, a Company Material Adverse Effect:

            (i)  the Company is the sole and exclusive owner of, or possesses adequate licenses or other rights to use, all Intellectual Property used in the present conduct of the businesses of the Company ("Company IP Rights"), free and clear of all security interests (except Permitted Liens) including but not limited to liens, charges, mortgages, title retention agreements or title defects;

           (ii)  to the Company's knowledge, no consent, co-existence or settlement agreements, judgments, or court orders limit or restrict the Company's ownership rights in and to any Intellectual Property owned by them;

          (iii)  the conduct of the business of the Company as presently conducted does not, to the knowledge of the Company, infringe or misappropriate any third Person's Intellectual Property; or

          (iv)  to the knowledge of the Company, no third Person is infringing or misappropriating any Intellectual Property owned by the Company, and to the knowledge of the Company there is no litigation pending or threatened in writing by or against the Company, nor, to the knowledge of the Company, has the Company received any written charge, claim, complaint, demand, letter or notice, that asserts a claim (A) alleging that any or all of the Company IP Rights infringe or misappropriate any third party's Intellectual Property, or (B) challenging the ownership, use, validity, or enforceability of any Company IP Right.

        (c)   All Intellectual Property owned by the Company that is the subject of an application for registration or a registration ("Registered Company IP") is to the knowledge of the Company, in force, and all application, renewal and maintenance fees in relation to all Registered Company IP have been paid to date, except for any Registered Company IP that the Company has abandoned, not renewed or allowed to expire.

        (d)   Except for such matters as individually or in the aggregate have not had and would not be reasonably likely to have or result in a Company Material Adverse Effect, to the Company's knowledge, (i) there does not exist, nor has the Company received written notice of, any breach of or violation or default under any of the terms, conditions or provisions of any material contracts related to Company IP Rights, and (ii) the Company has not received written notice of the desire of the other party or parties to any such material contracts relating to Company IP Rights to exercise any rights such party or parties have to cancel, terminate or repudiate such material contract relating to Company IP Rights or exercise remedies thereunder.

        Section 3.13    Insurance.     The Company maintains valid bonds or policies of insurance with financially responsible insurance companies with respect to its assets, properties and business of the kinds and in the amounts not less than that which is customarily obtained by corporations engaged in the same or similar business and similarly situated. As of the date of this Agreement, to the knowledge of the Company, with respect to each such insurance policy, the policy is in full force and effect.

        Section 3.14    Contracts.

        (a)   For purposes of this Agreement, "Material Contract" means the following to which the Company is a party or any of its assets or properties are bound (excluding any Contract that has expired or terminated in accordance with its terms and under which no Party has any continuing rights or obligations):

            (i)  any "material contract" (as such term is defined in Item 601(b)(10) promulgated under Regulation S-K of the Securities Act), whether or not filed by the Company with the SEC;

           (ii)  any employment, independent contractor or consulting Contract (in each case with respect to which the Company has continuing obligations as of the date hereof) with any current or former (A) executive officer of the Company, (B) member of the Board of Directors or (C) employee, independent contractor or consultant of the Company;

          (iii)  any Contract providing for indemnification or any guaranty by the Company other than any Contract providing for indemnification of customers or other Persons pursuant to Contracts entered into in the ordinary course of business;

          (iv)  any Contract containing any covenant applicable to the Company (or, at any time after the consummation of the Merger or the other transactions contemplated by this Agreement, that would by its terms be applicable to Parent or any of its Subsidiaries) prohibiting or otherwise materially limiting the Company's right to engage or compete in any line of business or to operate in any geographic area or distribution channel;

           (v)  any Contract relating to the disposition or acquisition of assets by the Company after the date of this Agreement;

          (vi)  any acquisition Contract pursuant to which the Company has "earn-out" or other contingent purchase price payment obligations, in each case, that have not been paid prior to the date hereof and that would reasonably be expected to result in payments by the Company after the date hereof;

         (vii)  any Contract under which the Company has continuing minimum payment obligations or costs in excess of $500,000 per year that may not be canceled without material liability upon notice of 30 days or less;

        (viii)  any Contract in respect of a Derivative Transaction;

          (ix)  any Contract that contains any provision that requires the purchase of all of the Company's requirements for a given product or service from a given third party, which product or service is material to the Company;

           (x)  any Contract that (A) contains most favored customer pricing provisions which are material to the Company or (B) grants any exclusive rights or rights of first refusal which are material to the Company;

          (xi)  any Contract that is a partnership, joint venture or similar Contract;

         (xii)  any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts, in each case relating to indebtedness for borrowed money, whether as borrower or lender;

        (xiii)  any settlement agreement entered into since January 1, 2009 in respect of any action, suit, claim, charge, complaint or proceeding, any governmental action, inquiry or investigation;

        (xiv)  any other Contract that is not with a customer of the Company under which the Company is obligated to make payment or incur costs in excess of $500,000 in any year and which is not otherwise described in clauses (i)-(xiii) above;

         (xv)  any Contract with any investment banker, broker, advisor or similar party, or any accountant, legal counsel or other Person retained by the Company, in connection with this Agreement and the transactions contemplated hereby;

        (xvi)  all Contracts that require a consent to a change of control or to an assignment by operation of Law, as the case may be, prior to the Effective Time, which Contracts are material to the Company;

       (xvii)  the Contracts that are listed on Section 3.14(a)(xvii) of the Company Disclosure Letter;

      (xviii)  any Contract under which the consequences of a default could reasonably be expected to have a Company Material Adverse Effect; or

        (xix)  any Contract that is otherwise material to the Company or its business, operations, properties, assets, financial condition, results of operations or cash flows.

        (b)   Each Material Contract is listed on Section 3.14 of the Company Disclosure Letter. Except as would not have a Company Material Adverse Effect, as of the date hereof, neither the Company, nor to the knowledge of the Company any other party to a Material Contract, is in breach, violation or default under, and the Company has not received written notice that it has actually or potentially breached, violated or defaulted under, any of the material terms or conditions of any Material Contract in such a manner as would permit any other party to cancel or terminate any such Material Contract, or would permit any other party to seek damages or other remedies (for any or all of such breaches, violations or defaults, in the aggregate). The Company has performed in all material respects all of the obligations to be performed by it and is entitled to all benefits under, any Material Contract (other than any such defaults to the extent waived pursuant to the Credit Agreement Waiver). Each Material Contract is in full force and effect, and has not been amended in any material respect.

        Section 3.15    Permits; Compliance.

        (a)   The Company has all federal, state, local or foreign authorizations, licenses and permits and any similar authority necessary for the conduct of its business as presently conducted, except for any authorizations, licenses, permits or similar authorities for which the failure to obtain or hold would not have a Company Material Adverse Effect. Each authorization, license, permit and similar authority is valid and in full force and effect and the Company is not in violation of or in default under any of such authorization, license, permit or other similar authorities, except for such violation or defaults which would not have a Company Material Adverse Effect.

        (b)   To the knowledge of the Company, no officer, employee or director of the Company is obligated under any Contract (including any license, covenant, or commitment of any nature), or subject to any Order that would conflict or interfere with (i) the performance of such Person's duties as an officer, employee, or director of the Company, (ii) the use of such Person's reasonable best efforts to promote the interests of the Company or (iii) the Company's business as presently conducted or proposed to be conducted. To the knowledge of the Company, no officer, employee or director of the Company is in violation of any term of any Contract or covenant (either with the Company or with another Person) relating to employment, patents, proprietary information disclosure, noncompetition or nonsolicitation.

        Section 3.16    Employment Matters.

        (a)   The Company has not agreed to recognize any labor union or similar organization, nor has any labor union or similar organization been certified as the exclusive bargaining representative of any of its or their employees. The Company is not a party to or bound by a collective bargaining or similar agreement or understanding with a labor union or similar organization, and no such agreement or understanding is being negotiated. None of the employees of the Company is represented by any labor union or similar organization, and there has not been and there is not now pending a labor strike, slowdown, lockout, stoppage or other labor dispute or proceeding with respect to the Company (including any organizational campaign or representation petition) and to the knowledge of the Company no labor strike, slowdown, lockout, stoppage or other labor dispute or proceeding (including an organizational campaign or representation petition) has been threatened. Neither the Company, nor to the knowledge of the Company, any employee or representative of the Company, has committed or engaged in any unfair labor practice in connection with the conduct of the business of the Company, except as would not have a Company Material Adverse Effect.

        (b)   To the knowledge of the Company, no officer, director, or group of employees has any plans to terminate his, her or their employment with the Company and none of the foregoing has threatened to do so. No employees of the Company are in violation of any term of any employment contract, technology assignment agreement or any covenant any such employee has to a prior employer, except as would not have a Company Material Adverse Effect. The employment of each employee of the Company (other than the Chief Executive Officer and the Chief Financial Officer) is "at will."

        (c)   Except as would not have a Company Material Adverse Effect, there is no action, suit, claim, charge, complaint, grievance or proceeding, or any governmental action, inquiry or investigation against the Company, or settlement thereof, pending or, to the knowledge of the Company, threatened relating to any labor or employment matters, including those for (i) wages, salaries, commissions, bonuses, vacation pay, severance or termination pay, sick pay or other compensation; (ii) employee benefits; (iii) alleged unlawful, unfair, wrongful or discriminatory employment or labor practices; (iv) alleged breach of contract or other claim arising under a collective bargaining agreement, other labor contract or individual agreement, or any other employment covenant whether express or implied; (v) alleged violation of any statute, ordinance, contract or regulation relating to minimum wages or maximum hours of work; (vi) alleged violation of occupational safety and health standards; or (vii) alleged violation of plant closing and mass layoff, immigration, workers' compensation, disability, unemployment compensation, whistleblower Laws, or other labor or employment Laws; and the Company is in compliance with all applicable Laws, rules and regulations relating to labor and employment, including those Laws, rules and regulations relating to the above-listed matters, except as would not have a Company Material Adverse Effect. All employees of the Company are lawfully authorized to work in the jurisdiction in which they are employed according to applicable immigration Laws, and the Company is in compliance with all applicable Laws relating to the documentation and recordkeeping of their employees' work authorization status, except as would not have a Company Material Adverse Effect.

        (d)   The Company has not had any plant closings, mass layoffs or other terminations of employees which would create any obligations upon or liabilities under the Worker Adjustment and Retraining Notification Act (the "WARN Act") or similar Laws. The Company is not a party to any Contract or subject to any requirement that in any manner restricts it from relocating, consolidating, merging or closing, in whole or in part, any portion of its business, subject to applicable Law.

        (e)   All employees and former employees of the Company have been, or will have been on or before the Closing, paid in full all compensation (including any applicable severance and termination pay) owed and payable to them by the Company as of the Closing.

        Section 3.17    Environmental Matters.     With respect to environmental matters:

        (a)   The Company is and within the past three (3) years has been, in compliance with all applicable Environmental Laws, except where failure to be in compliance with such laws, individually or in the aggregate, could not reasonably be expected to have a Company Material Adverse Effect.

        (b)   There are no Environmental Claims pending or, to the knowledge of the Company, threatened against the Company or any Person whose liability for any Environmental Claim the Company has retained or assumed either contractually or by operation of Law, except for any such Environmental Claims that, individually or in the aggregate, could not be reasonably be anticipated to result in a Company Material Adverse Effect.

        (c)   There has been no actual or threatened Release of any Hazardous Material that could reasonably be expected to form the basis of any Environmental Claim against the Company.

        (d)   No Remedial Work is being conducted or anticipated at (i) any property currently owned or operated by the Company or (ii) any property for which the Company retained or assumed liability for any Remedial Work contractually or by operation of law, except for such Remedial Work that, individually or in the aggregate, could not reasonably be anticipated to result in a Company Material Adverse Effect.

        (e)   Except as could not reasonably be expected to result in a Company Material Adverse Effect, either individually or in the aggregate, none of the Company's assets have generated, used, treated, recycled, stored, transported, Released, deposited, or disposed of any Hazardous Material except in compliance with Environmental Laws.

        (f)    The Company has obtained and is in compliance with all material approvals, permits, licenses, registrations and similar authorizations required under Environmental Law for the operation of the businesses of the Company as presently conducted. There are no pending or, to the knowledge of the Company, threatened actions or proceedings seeking to modify, revoke or deny the renewal of any material approvals, permits, licenses, registrations and similar authorizations.

        (g)   The Company has made available to Parent and Merger Sub all significant investigations, reports, audits, correspondence, notices, and similar documents within its possession or control dated during the three (3) years prior to the Closing Date relating to the business or the assets and compliance with or liability under any Environmental Law or the Release of Hazardous Substances except for routine matters to which there is no current non-compliance.

        (h)   For purposes of this Agreement,

          (i)    "Environmental Claim" means any claim, demand, suit, action, cause of action, proceeding, investigation or written notice alleging any potential liability (including liability for investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries, fines or penalties) arising out of, based on, or resulting from (i) the presence or Release into the environment of any Hazardous Material or (ii) circumstances forming the basis of any violation, or alleged violation, of any applicable Environmental Law;

           (ii)  "Environmental Laws" means all Laws, including any judicial or administrative interpretations thereof and applicable common law, relating to pollution, remediation, restoration or protection of the environment (including ambient air, surface water, groundwater, land surface or subsurface strata and natural resources), protection of flora or fauna or their habitat, or protection of human health (including workplace health or safety), including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. §§ 9601 et seq., the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. §§ 6901 et seq., the Clean Air Act, as amended, 42 U.S.C. §§ 7401 et seq., the Emergency Planning and Community Right-to-know Act, as amended, 42 U.S.C. §§ 11001 et seq., the Federal Water Pollution Control Act, as amended, 33 U.S.C. §§ 1251 et seq., the Oil Pollution Act of 1990, as amended, 33 U.S.C. §§ 2701 et seq., Hazardous Materials Transportation Act, as amended, 49 U.S.C. §§ 1801, et seq., Toxic Substances Control Act, as amended, 15 U.S.C. §§ 2601 et seq., and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et. seq. and all regulations promulgated pursuant to any of the foregoing, and any state or local counterparts.

          (iii)  "Hazardous Material" means any chemicals, materials, substances, or items in any form, whether solid, liquid, gaseous, semisolid, or any combination thereof, whether waste materials, raw materials, chemicals, finished products, by-products, or any other materials or articles, to the extent regulated by or for which liability could arise under Environmental Law, including asbestos, asbestos containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls, lead-containing paints or coatings, naturally occurring radioactive materials, and Hydrocarbons, Hydrocarbon derivatives, or Hydrocarbon by-products Released into the environment; and

          (iv)  "Release" means any discharge, emission, migration, dispersal, transportation, disposal, dumping, injecting, spilling, leaking, pumping, pouring, burying, abandoning, discarding, emptying, leaching, or placing of Hazardous Materials, including the abandonment or discarding of barrels, containers, or other closed receptacles containing any Hazardous Materials.

           (v)  "Remedial Work" means all actions required under Environmental Law to address any non-compliance with Environmental Law or Environmental Claim, including all investigatory, corrective, or remedial actions such as cleanup, containment, handling, removal, treatment, storage, transportation and disposal of Hazardous Materials, site monitoring, pollution abatement, site restoration, or other ameliorative work.

        Section 3.18    Employee Benefits.

        (a)   Section 3.18(a) of the Company Disclosure Letter includes a list of each Current Employee Benefit Plan. No other Current Employee Benefit Plan exists.

        (b)   No awards other than Company Stock Option Awards and Company Restricted Stock Awards are outstanding under the Company Stock Plans as of the date of this Agreement.

        (c)   The following documents have been made available to Parent: (i) true, correct and complete copies of each Current Employee Benefit Plan and related trusts (including tax-exempt trusts, secular trusts, voluntary employees' beneficiary associations and "rabbi trusts"), if applicable, including all amendments thereto, and all associated contracts (including insurance contracts, HMO agreements, recordkeeping contracts, trustee contracts and third party administrator contracts), (ii) the three most recently filed Forms 5500 (and any associated financials, schedules and actuarial reports) and the summary plan description for each Current Employee Benefit Plan required to file such report or description, and (iii) the most recent favorable determination letter from the IRS, or filing to obtain such letter, with respect to each Current Employee Benefit Plan intended to be qualified within the meaning of Section 401(a) of the Code ("Qualified Employee Benefit Plan").

        (d)   Neither the Company nor any Commonly Controlled Entity (defined below) sponsors, maintains, contributes to or has an obligation to contribute to, and has not at any time within six years prior to the date of this Agreement sponsored, maintained, contributed to, or had an obligation to contribute to (i) any employee benefit plan within the meaning of Section 3(3) of ERISA that is or was subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code or (ii) any multiemployer plan within the meaning of Section 3(37) of ERISA.

        (e)   With respect to the Employee Benefit Plans:

            (i)  All material obligations, whether arising by operation of Law or by contract, required to be performed with respect to the Employee Benefit Plans have been timely performed, and there have been no material defaults, omissions or violations by any party with respect to the Employee Benefit Plans, and each Employee Benefit Plan has been administered in compliance with its governing documents and all applicable Law;

           (ii)  All reports and disclosures relating to the Employee Benefit Plans required to be filed with or furnished to governmental authorities (including the IRS, PBGC and the Department of Labor), Employee Benefit Plan participants or beneficiaries have been filed or furnished in accordance with applicable Law in a timely manner;

          (iii)  Each Qualified Employee Benefit Plan (A) satisfies in form the qualification requirements of Section 401(a) of the Code except to the extent amendments are not required by Law to be made until a date after the Effective Time, (B) has received a favorable determination letter from the IRS regarding such qualified status or is maintained under a prototype document that has received a favorable opinion letter from the IRS regarding such qualified status or prototype document, as applicable, (C) has not, since receipt of the most recent favorable determination letter, been amended in a manner that would adversely affect such qualified status and (D) has not been operated in a manner that would adversely affect such qualified status;

          (iv)  There are no actions, suits, or claims pending (other than routine claims for benefits) or, to the knowledge of the Company threatened against, or with respect to, any Employee Benefit Plan or associated assets;

           (v)  All contributions required to be made to each Employee Benefit Plan pursuant to its terms, the Code or any other applicable Law have been timely made;

          (vi)  As to any Qualified Employee Benefit Plan, there has been no termination, partial termination or discontinuance of contributions within the meaning of Section 411(d)(3) of the Code in connection with which all affected participants have not been fully vested in their accrued benefits;

         (vii)  Any Qualified Employee Benefit Plan terminated prior to the date of this Agreement has received a favorable determination letter from the IRS with respect to its termination;

        (viii)  No act, omission or transaction has occurred that would result, directly or indirectly, through its or his own liability, indemnification or otherwise, in imposition on the Company or any fiduciary of any Employee Benefit Plan of (A) fiduciary duty liability damages under Section 409 of ERISA, (B) any liability under Section 502 of ERISA or (C) a Tax imposed pursuant to Chapter 43 of Subtitle D of the Code;

          (ix)  There is no matter pending (other than routine qualification determination filings) with respect to any Employee Benefit Plan before the IRS, the Department of Labor, the PBGC, or other Governmental Authority;

           (x)  Each trust funding an Employee Benefit Plan, which trust is intended to be exempt from federal income taxation pursuant to Section 501(c)(9) of the Code, satisfies the requirements of such section and has received a favorable determination letter from the IRS regarding such exempt status and has not, since receipt of the most recent favorable determination letter, been amended or operated in a way that would adversely affect such exempt status or cause any liability on the Company or any fiduciary of an associated Employee Benefit Plan;

          (xi)  Neither the execution, delivery or performance of this Agreement by the Company nor the consummation of the transactions contemplated hereby (either alone or in connection with any other event) will (A) require the Company to make a larger contribution to, or pay greater benefits or provide other rights under, any Employee Benefit Plan than it otherwise would, whether or not some other subsequent action or event would be required to cause such payment or provision to be triggered, (B) create or give rise to any additional vested rights or service credits under any Employee Benefit Plan, whether or not some other subsequent action or event would be required to cause such creation or acceleration to be triggered, or (C) conflict with the terms of any Employee Benefit Plan;

         (xii)  All obligations of the Company, each Commonly Controlled Entity and each fiduciary under each Employee Benefit Plan, whether arising by operation of Law or by contract, required to be performed under Section 4980B of the Code, as amended, and Sections 601 through 608 of ERISA, or similar state Law ("COBRA"), including such obligations that may arise by virtue of the transactions contemplated by this Agreement, have been or will be timely performed;

        (xiii)  No Current Employee Benefit Plan provides any severance benefits or retention benefits;

        (xiv)  Each Current Employee Benefit Plan, which is an "employee welfare benefit plan" within the meaning of Section 3(1) of ERISA, may by its terms, and the summary plan description for each plan provides that such plan may, be unilaterally amended, revised, or terminated in its entirety by the Company or a Commonly Controlled Entity, as applicable, without liability except as to benefits accrued thereunder prior to such amendment, revision, or termination, subject to contractual notice requirements;

          (xv)  No Current Employee Benefit Plan provides retiree medical or retiree life insurance benefits to any individual, and the Company is not contractually or otherwise obligated (whether or not in writing) to provide any individual with life insurance or medical benefits upon retirement or termination of employment, other than as required by COBRA;

        (xvi)  The Company and each Commonly Controlled Entity, as applicable, has maintained all employee data necessary to administer each Current Employee Benefit Plan, including all data required to be maintained under Sections 107 and 209 of ERISA, and such data are true and correct and are maintained in usable form;

       (xvii)  Each Current Employee Benefit Plan that is subject to the requirements of Section 409A of the Code satisfies in form the requirements of Section 409A of the Code and the regulations thereunder and has been operated in material compliance with the requirements of Section 409A of the Code and the regulations thereunder;

      (xviii)  No Employee Benefit Plan except the Company Stock Plans grants or purports to grant any subscription, option, warrant, conversion, exchange or right entitling the holder thereof to purchase or otherwise acquire any shares of stock of the Company, and no such subscription, option, warrant, conversion, exchange or right is outstanding as of the Effective Time;

        (xix)  The Company has not announced, proposed, or agreed to any changes to any Employee Benefit Plan that would cause an increase in benefits (or the creation of new benefits) under any such Employee Benefit Plan, which would result in an increase in the cost of maintaining such Employee Benefit Plan;

          (xx)  (A) Each Company Stock Option Award intended to qualify as an "incentive stock option" under Section 422 of the Code so qualifies, (B) each grant of a Company Stock Option Award was duly authorized no later than the date on which the grant of such Company Stock Option Award was by its terms to be effective (the "Grant Date") by all necessary corporate action, including, as applicable, approval by the Board of Directors (or a duly constituted and authorized committee thereof), or a duly authorized delegate thereof, and any required Stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto no later than the Grant Date, (C) each such grant was made in accordance with the terms of the applicable Employee Benefits Plan, the Exchange Act and all other applicable Laws, (D) the per share exercise price of each Company Stock Option Award was not less than the fair market value of a share of Common Stock on the applicable Grant Date and (E) each such grant was properly accounted for in all material respects in accordance with GAAP in the Company Financial Statements in accordance with the Exchange Act and all other applicable Laws. The Company has not granted, and there is no and has been no Company policy or practice to grant, Company Stock Option Awards prior to, or otherwise coordinate the grant of Company Stock Option Awards with, the release or other public announcement of material information regarding the Company or its financial results or prospects; and

        (xxi)  No Current Employee Benefit Plan provides for any gross-up payment associated with any Tax.

        (f)    In connection with the execution of this Agreement or the consummation of the transactions contemplated by this Agreement (either alone or in connection with any other event): (i) no payments of money or other property, acceleration of benefits, or provisions of other rights have or will be made hereunder, under any agreement contemplated herein, or under the Employee Benefit Plans that would result, individually or in the aggregate, in imposition of the sanctions imposed under Sections 280G and 4999 of the Code, whether or not some other subsequent action or event would be required to cause such payment, acceleration, or provision to be triggered and (ii) the Company is not a party to any Contract, nor has the Company established any policy or practice, requiring any payment or any other form of compensation or benefit to any Person performing services for the Company upon termination of such services that would not be payable or provided in the absence of the consummation of the transactions contemplated by this Agreement.

        (g)   For purposes of this Agreement (i) "Commonly Controlled Entity" shall mean any corporation, trade, business, or entity under common control with the Company within the meaning of Section 414(b), (c), (m), or (o) of the Code or Section 4001 of ERISA; (ii) "Current Employee Benefit Plan" shall mean each Employee Benefit Plan that is sponsored, maintained, or contributed to by the Company or any Commonly Controlled Entity, or has been so sponsored, maintained, or contributed to by the Company or any Commonly Controlled Entity at any time within six years prior to the date of this Agreement, or with respect to which the Company or any Commonly Controlled Entity has any obligations or liability (contingent, secondary or otherwise); (iii) "Employee Benefit Plan" shall mean (A) each employee benefit plan within the meaning of Section 3(3) of ERISA and each plan that would be an employee benefit plan if it were subject to ERISA, such as plans for directors and (B) each personnel policy; stock option plan; collective bargaining agreement; bonus plan or arrangement; incentive award plan or arrangement; workers' compensation program; vacation policy; voluntary employees' beneficiary association; retention or change in control agreement or arrangement; profit sharing, retirement, welfare, disability, death benefit, hospitalization or insurance plan or arrangement; severance pay plan, policy or agreement; deferred compensation agreement or arrangement; executive compensation or supplemental income arrangement; consulting agreement; employment agreement; and other employee benefit plan, agreement, arrangement, program, practice, or understanding (oral or written), which is sponsored, maintained, or contributed to by the Company or any Commonly Controlled Entity for the benefit of the employees, former employees, independent contractors, or agents of the Company or any Commonly Controlled Entity, or has been so sponsored, maintained, or contributed to at any time, or with respect to which the Company or any Commonly Controlled Entity has any obligations or liability (contingent, secondary or otherwise); (iv) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended; and (v) "PBGC" shall mean the Pension Benefit Guaranty Corporation.

        Section 3.19    Real Property.

        (a)   Section 3.19(a) of the Company Disclosure Letter contains a complete and correct list, as of the date hereof, of the real property owned by the Company (the "Owned Real Estate"), and sets forth for each such parcel of real property (i) the location and street address and (ii) the nature of the current use of such real property. Except as would not have a Company Material Adverse Effect, the Company has good and marketable fee simple title to the Owned Real Estate free and clear of any Encumbrances other than Permitted Encumbrances.

        (b)   Except as would not have a Company Material Adverse Effect, the Company has good leasehold title to the real property leased or subleased by it free and clear of any Encumbrances other than Permitted Encumbrances. Section 3.19(b) of the Company Disclosure Letter contains a complete and correct list, as of the date hereof, of the real property leased or subleased by the Company including with respect to each such lease or sublease the date of such lease or sublease and any material amendments thereto, the street address and the nature of the current use of such real property. Except as would not have a Company Material Adverse Effect, (i) all real property leases and subleases are valid and in full force and effect except to the extent they have previously expired or terminated in accordance with their terms, and (ii) neither the Company nor, to the knowledge of the Company, any third party, has violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time or both would constitute a default under the provisions of, any real property lease or sublease. The Company has not entered into with any other Person any sublease, license or other agreement that is material to the Company, and that relates to the use or occupancy of all or any portion of the real property material to the Company. The Company has made available to Parent correct and complete copies of all real property leases and subleases (including all material modifications, amendments, supplements, waivers and side letters thereto) pursuant to which the Company leases or licenses, as tenant, any real property material to the Company.

        (c)   As of the date hereof, the Company has not received written notice of any pending, and to the knowledge of the Company there is no threatened, condemnation proceeding with respect to any of the real property owned by the Company material to the Company.

        Section 3.20    Interested Party Transactions.     Exceptas disclosed in the Company's definitive proxy statements included in the Company SEC Filings, since January 1, 2007, no event has ever occurred and no relationship exists that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K.

        Section 3.21    Certain Agreements Affected by the Transactions.     Except as set forth on Section 3.21 of the Company Disclosure Letter or as otherwise contemplated by this Agreement, neither the execution, delivery or performance of this Agreement by the Company nor the consummation of the transactions contemplated hereby will (a) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any officer, director or employee of the Company, (b) materially increase any benefits otherwise payable by the Company to any director, officer, stockholder, employee or consultant thereto or (c) result in the acceleration of the time of payment or vesting of any such benefits.

        Section 3.22    Proxy Statement; Other Information.     None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Company Schedule 13E-3 and the proxy statement or information statement to be disseminated to the stockholders of the Company in connection with the Company Meeting (such proxy statement or information statement, as amended or supplemented, the "Proxy Statement") will, at the date it is first disseminated to the stockholders of the Company and at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company Schedule 13E-3 and the Proxy Statement will, at the time of the Company Meeting, comply as to form in all material respects with the requirements of the Exchange Act. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by Parent, Merger Sub or any affiliate or Representative of Parent or Merger Sub which is contained or incorporated by reference in the Company Schedule 13E-3 and the Proxy Statement.

        Section 3.23    Section 203.     The Board of Directors has taken all actions necessary under the DGCL, including approving the Voting Agreement and approving the transactions contemplated by this Agreement, to ensure that the restrictions on Business Combinations (as defined in Section 203 of the DGCL) do not, and will not, apply to the transactions contemplated hereby, if any such transactions are consummated in accordance with the terms of this Agreement. Neither the execution and delivery of the Voting Agreement nor this Agreement nor the consummation the Merger and any of the transactions contemplated hereby will prohibit for any period of time, or impose any stockholder approval requirement with respect to, the Merger (except the Company Stockholder Approval).

        Section 3.24    Takeover Laws.     No "moratorium," "control share acquisition," "business combination," "fair price" or other form of anti-takeover Laws of any jurisdiction (collectively, "Takeover Laws"), or other comparable takeover provision of the Certificate of Incorporation or Bylaws applies to the Voting Agreement, this Agreement, or the Merger, prohibits the consummation of the Merger or imposes any additional stockholder approvals or conditions with respect to the Merger.

        Section 3.25    Opinion of Financial Advisor.     The Special Committee has received the opinion of FBR Capital Markets & Co. (the "Company Financial Advisor") to the effect that, as of the date of such opinion and subject to various qualifications and assumptions, the Merger Consideration in cash proposed to be received by holders of shares of Common Stock in the Merger pursuant to this Agreement is fair from a financial point of view to such holders.

        Section 3.26    Reserve Information.

        (a)   The Company has furnished to Parent a reserve report prepared by Netherland, Sewell and Associates, Inc. containing estimates of the oil and gas reserves that are owned by the Company as of December 31, 2008 (the "Company Reserve Report"). The factual, non-interpretive data relating to the Oil and Gas Interests of the Company on which the Company Reserve Report was based for purposes of estimating the oil and gas reserves set forth therein was accurate in all material respects at the time such data was provided to the reserve engineers for the Company Reserve Report. The Company Reserve Report conforms to the guidelines with respect thereto of the SEC. Except for changes (including changes in Hydrocarbon commodity prices) generally affecting the oil and gas industry and normal depletion by production, there has been no change in respect of the matters addressed in the Company Reserve Report that would reasonably be expected to have a Company Material Adverse Effect. Since January 1, 2006, all of the Company's wells have been drilled and (if completed) completed, operated and produced in compliance in all respects with applicable oil and gas leases and applicable Laws, except where any noncompliance would not reasonably be expected to have a Company Material Adverse Effect. The Company is not in violation of any applicable Law or contract requiring the Company to plug and abandon any well because the well is not currently capable of producing in commercial quantities or for any other reasons.

        (b)   For purposes of this Agreement, "Oil and Gas Interests" means direct and indirect interests in and rights with respect to oil, gas or minerals, including working, leasehold and mineral interests and operating rights and royalties, overriding royalties, production payments, net profit interests and other non-working interests and non-operating interests; all interests in rights with respect to oil, condensate, gas, casinghead gas and other liquid or gaseous hydrocarbons (collectively, "Hydrocarbons") and other minerals or revenues therefrom, all contracts in connection therewith and claims and rights thereto (including all oil and gas leases, operating agreements, unitization and pooling agreements and orders, division orders, transfer orders, mineral deeds, royalty deeds, oil and gas sales, exchange and processing contracts and agreements, and in each case, interests thereunder), surface interests, fee interests, reversionary interests, reservations, and concessions; all easements, rights of way, licenses, permits, leases, and other interests associated with, appurtenant to, or necessary for the operation of any of the foregoing; and all interests in equipment and machinery (including wells, well equipment and machinery), oil and gas production, gathering, transmission, treating, processing, and storage facilities (including tanks, tank batteries, pipelines, and gathering systems), pumps, water plants, electric plants, gasoline and gas processing plants, refineries, and other tangible personal property and fixtures associated with, appurtenant to, or necessary for the operation of any of the foregoing.

        (c)   Set forth in Section 3.26(c) of the Company Disclosure Letter is a list of all material Oil and Gas Interests that were included in the Company Reserve Report that have been disposed of prior to the date hereof.

        (d)   Proceeds from the sale of Hydrocarbons produced from the Company's Oil and Gas Interests are being received by the Company in a timely manner and are not being held in suspense for any reason (except in the ordinary course of business or which would not reasonably be expected to have a Company Material Adverse Effect).

        (e)   The Company has not received any material deficiency payment under any gas contract for which any Person has a right to take deficiency gas from the Company, nor has the Company received any material payment for production which is subject to refund or recoupment out of future production.

        (f)    The Company has previously provided or made available to Parent true and complete copies of all Company Oil and Gas Agreements, together with all amendments, extensions and other modifications thereof. To the knowledge of the Company, all Company Oil and Gas Agreements are in good standing, valid and effective and all royalties, rentals and other payment due by the Company to any lessor of any such oil and gas leases have been paid, except in each case, as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. For purposes of this Agreement, "Company Oil and Gas Agreements" means the following types of agreements or contracts to which the Company is a party, whether as an original party, by succession or assignment or otherwise: oil and gas leases, farm-in and farm-out agreements, agreements providing for an overriding royalty interest, agreements providing for a royalty interest, agreements providing for a net profits interest, crude oil or natural gas sales or purchase contracts, joint operating agreements, unit operating agreements, unit agreements, field equipment leases, and agreements restricting the Company's ability to operate, obtain, explore for or develop interests in a particular geographic area. Set forth in Section 3.26(f) of the Company Disclosure Letter is a list of all Company Oil and Gas Agreements that contain restrictions on the Company's ability to operate, obtain, explore for or develop interests in a particular geographic area.

        (g)   The Oil and Gas Interests of the Company are not subject to (i) any instrument or agreement evidencing or related to indebtedness for borrowed money, whether directly or indirectly, except for instruments or agreements constituting "Permitted Liens," as defined in the Credit Agreement dated February 12, 2007, by and among the Company, the Royal Bank of Scotland plc and the lenders party thereto (as amended from time, the "Credit Agreement"), or (ii) any agreement not entered into in the ordinary course of business in which the amount involved is in excess of $100,000. In addition, except as set forth in the Company SEC Filings filed and publicly available prior to the date hereof, no Material Contract contains any provision that prevents the Company from owning, managing and operating the Oil and Gas Interests of the Company in accordance with historical practices.

        (h)   Except as set forth in Section 3.26(h) of the Company Disclosure Letter, as of February 8, 2010, (i) there are no outstanding calls for payments in excess of $100,000 that are due or that the Company is committed to make that have not been made; (ii) there are no material operations with respect to which the Company has become a non-consenting party; and (iii) there are no commitments for the material expenditure of funds for drilling or other capital projects other than projects with respect to which the operator is not required under the applicable operating agreement to seek consent.

        (i)    There are no provisions applicable to the material Oil and Gas Interests reflected in the Company Reserve Report that increase the royalty percentage of the lessor thereunder in a manner that is not accounted for in such Company Reserve Report; and none of the Oil and Gas Interests of the Company are limited by terms fixed by a certain number of years (other than primary terms under oil and gas leases).

        (j)    There are no calls (exclusive of market calls) on the Company's oil or natural gas production, and the Company has no obligation to deliver oil or natural gas pursuant to any take-or-pay, prepayment or similar arrangement without receiving full payment therefor, excluding gas imbalances disclosed in Section 3.26(e) of the Company Disclosure Letter.

        Section 3.27    Derivative Transactions and Hedging.

        (a)   Section 3.27 of the Company Disclosure Letter contains a complete and correct list of all Derivative Transactions (including each outstanding commodity or financial hedging position) entered into by the Company or for the account of any of its customers as of the date of this Agreement. All such Derivative Transactions were, and any Derivative Transactions entered into after the date of this Agreement will be, entered into in accordance with applicable Laws, and in accordance with the investment, securities, commodities, risk management and other policies, practices and procedures employed by the Company. The Company has, and will have, duly performed all of its obligations under the Derivative Transactions to the extent that such obligations to perform have accrued, and, to the knowledge of the Company, there are and will be no breaches, violations, collateral deficiencies, requests for collateral or demands for payment, or defaults or allegations or assertions of such by any party thereunder.

        (b)   "Derivative Transaction" means any swap transaction, option, warrant, forward purchase or sale transaction (including volumetric production payments and similar transactions), futures transaction, cap transaction, floor transaction or collar transaction relating to one or more currencies, commodities, bonds, equity securities, loans, interest rates, catastrophe events, weather-related events, credit-related events or conditions or any indexes, or any other similar transaction (including any option with respect to any of these transactions) or combination of any of these transactions, including collateralized mortgage obligations or other similar instruments or any debt or equity instruments evidencing or embedding any such types of transactions, and any related credit support, collateral or other similar arrangements related to such transactions.

        Section 3.28    Natural Gas Act.     Any gas gathering system constituting a part of the properties of the Company has as its primary function the provision of natural gas gathering services, as the term "gathering" is interpreted under Section 1(b) of the Natural Gas Act (the "NGA"); none of the properties have been or are certificated by the Federal Energy Regulatory Commission (the "FERC") under Section 7(c) of the NGA or to the knowledge of the Company are providing natural gas transportation services, as the term "transportation" is interpreted under Section 1(b) of the NGA; and none of the properties have been or are providing service pursuant to Section 311 of the Natural Gas Policy Act.

        Section 3.29    Brokers' and Finders' Fees.     The Company has not incurred, nor will it incur, directly or indirectly, any liability or obligation to pay brokerage or finders' fees or agents' commissions or investment bankers' fees (other than those payable to the Company Financial Advisor as set forth in the letter agreement between the Company and the Company Financial Advisor, a true and correct copy of which (including any amendments thereto) has been delivered to Parent prior to the date hereof) or any similar charges in connection with this Agreement or any transaction contemplated hereby.

        Section 3.30    Credit Agreement.     The Company is not in breach, violation or default under, and the Company has not received written notice that it has actually or potentially breached, violated or defaulted under, any of the material terms or conditions of the Credit Agreement in such a manner as would permit any other party to cancel or terminate the Credit Agreement, or would permit any other party to seek damages or other remedies (for any or all of such breaches, violations or defaults), except in each case for such breaches, violations and defaults that have been duly waived pursuant to the Seventh Amendment and Waiver to Credit Agreement dated as of January 13, 2010 (the "Credit Agreement Waiver"). The Company has performed in all material respects all of the obligations to be performed by it and is entitled to all benefits under, and is not alleged to be in default in any material respect of the Credit Agreement, except in each case for such breaches, violations and defaults that have been duly waived pursuant to the Credit Agreement Waiver. The Credit Agreement is in full force and effect, and, since January 13, 2010, has not been amended in any respect except as contemplated by Section 6.2(f).

        Section 3.31    Bankruptcy Matters.     The Company is not subject to any voluntary case under title 11 of the United States Code or similar statute under the law of any state, federal, foreign or other jurisdiction, nor has any Person commenced an involuntary case under title 11 of the United States Code or any similar statute under the law of any state, federal, foreign or other jurisdiction.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

        Parent and Merger Sub hereby jointly and severally represent and warrant to the Company as follows:

        Section 4.1    Organization and Standing.     Parent is a limited liability company duly organized, validly existing and in good standing under the law of the State of Delaware and has full power and authority to conduct its business as presently conducted and as proposed to be conducted and to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted and to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby.

        Section 4.2    Authorization.     The execution, delivery and performance by each of Parent and Merger Sub of this Agreement, and the consummation by each of Parent and Merger Sub of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action (other than the adoption of this Agreement by the sole stockholder of Merger Sub). This Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub and constitutes a legal, valid and binding obligation of each of Parent and Merger Sub enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and other Laws relating to creditors' rights and to general principles of equity. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not violate in any material respect any provision of Law and will not violate or conflict with, or result in the breach of any of the terms, conditions or provisions of, constitute a default under, or require a consent or waiver under, the certificate of incorporation or bylaws of Parent or Merger Sub (each as amended to date) or any indenture, lease, agreement, or other instrument to which either of Parent or Merger Sub is a party or by which either of them or any of their properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to either of Parent or Merger Sub.

        Section 4.3    Governmental Authorities and Consents.     Except pursuant to the applicable requirements of the Exchange Act, applicable requirements of Antitrust Laws, and except for the filing of the Certificate of Merger, neither Parent nor Merger Sub is required to submit any notice, report or other filing to or with any Governmental Authority in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby. Except with respect to the expiration of the applicable waiting periods under applicable Antitrust Laws, no consent, approval or authorization of any Governmental Authority is required to be obtained by Parent or Merger Sub in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

        Section 4.4    Proxy Statement; Other Information.     None of the information supplied or to be supplied by Parent or Merger Sub for inclusion or incorporation by reference in the Company Schedule 13E-3 or the Proxy Statement will, at the date such document is first disseminated to the stockholders of the Company and at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

        Section 4.5    Sufficient Funds.     At the Closing Date, Parent shall have available funds in an amount sufficient to enable Merger Sub to consummate the Merger on the terms contemplated hereby and perform its other obligations under this Agreement.

ARTICLE 5
ADDITIONAL AGREEMENTS

        Section 5.1    Proxy Statement; Stockholders Meeting.

        (a)   As soon as reasonably practicable following the date of this Agreement, the Company shall, with the assistance of Parent, prepare and file with the SEC the preliminary Proxy Statement and the Company Schedule 13E-3, and shall respond to and resolve all SEC comments with respect to such filings as soon as practicable after receipt thereof. Subject to applicable Laws, the Company and Parent (with respect to itself and Merger Sub) each shall, upon request by the other, furnish the other with all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement and the Company Schedule 13E-3. Each of Parent, Merger Sub and the Company agrees to correct any information provided by it for use in the Proxy Statement and the Company Schedule 13E-3 which shall have become false or misleading. The Company shall provide Parent and Merger Sub with (in writing, if written), and shall consult with Parent and Merger Sub regarding, any comments (written or oral) that may be received by the Company or its counsel from the SEC or its staff with respect to such filings promptly after receipt thereof. Parent and its counsel shall be given a reasonable opportunity to review any such written and oral comments and proposed responses before they are filed with the SEC. The Company shall give reasonable and good faith consideration to any comments made by Parent and its counsel.

        (b)   Subject to the other provisions of this Agreement, as soon as reasonably practicable after the SEC indicates that it has no further comments on the Proxy Statement or the Company Schedule 13E-3, the Company, acting through its Board of Directors (acting through the Special Committee, if such committee still exists, or otherwise by resolution of a majority of its Disinterested Directors), shall (i) take all action necessary in accordance with the DGCL and its Certificate of

Incorporation and Bylaws to duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval (such meeting or any adjournment or postponement thereof, the "Company Meeting"), (ii) subject to Section 5.3, include in the Proxy Statement the Recommendation and (iii) use reasonable best efforts to solicit from its stockholders proxies in favor of the adoption of this Agreement. Once the Company Meeting has been called and noticed, the Company shall not postpone or adjourn the Company Meeting without the consent of Parent. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to hold the Company Meeting if this Agreement is terminated.

        (c)   Parent and Merger Sub agree to cause all shares of Common Stock owned by Parent and Merger Sub or any subsidiary of Parent or Merger Sub to be voted in favor or approval of the Merger.

        Section 5.2    Access to Information; Confidentiality; Financial Statements.

        (a)   All information obtained by Parent pursuant to this Section 5.2 shall be kept confidential in accordance with the Confidentiality Agreement, dated May 29, 2009, between Scotia Waterous and the Company (the "Confidentiality Agreement").

        (b)   From the date hereof to the Effective Time or, if earlier, the Termination Date, the Company shall, and shall cause the Company's Representatives to, permit Parent and Parent's Representatives to have full and complete access to the Company's Representatives and the plants and other facilities, books, records, Contracts and documents of or pertaining to the Company and shall furnish Parent and Merger Sub with all financial, operating and other data and information as Parent or Merger Sub, through its Representatives, may reasonably request. Parent and Merger Sub shall hold in confidence and use such information only in connection with the Merger and, if this Agreement is terminated for any reason, shall deliver promptly to the Company all copies of such information then in their possession or control.

        (c)   In the event of the termination of this Agreement in accordance with ARTICLE 7, Parent and Merger Sub shall, and shall use reasonable best efforts to cause their respective Representatives to, return promptly every document furnished to them by the Company or any Representative of the Company in connection with the Merger and all copies thereof in their possession, and cause any other parties to whom such documents may have been furnished promptly to return such documents and all copies thereof.

        Section 5.3    No Solicitation of Transactions.

        (a)   Subject to Section 5.3(b), until the Effective Time or, if earlier, the Termination Date, the Company shall not, and shall not authorize or permit any of its directors, officers, employees, financial advisors, attorneys, accountants, agents and other representatives (collectively, "Representatives"), directly or indirectly, to (i) solicit, initiate, endorse or take any action to encourage or facilitate (including by way of furnishing information) any inquiry, proposal or offer or afford access to the employees, business, properties, assets, books or records of the Company with respect to, or the making or completion of, any Acquisition Proposal, (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any information or data with respect to, or otherwise cooperate in any way with, any Acquisition Proposal or (iii) resolve, propose or agree to do any of the foregoing. Subject to Section 5.3(b), the Company shall, and shall cause the Representatives of the Company to, immediately cease and cause to be terminated all existing discussions or negotiations with any Person (other than Parent and its affiliates) conducted heretofore with respect to any Acquisition Proposal.

        (b)   Notwithstanding anything to the contrary in Section 5.3(a), if at any time following the date of this Agreement and prior to obtaining the Company Stockholder Approval, (i) the Company receives a bona fide written Acquisition Proposal, (ii) such Acquisition Proposal was unsolicited and did not otherwise result from a breach of Section 5.3(a), (iii) the Board of Directors (acting through the Special

Committee, if such committee still exists, or otherwise by resolution of a majority of its Disinterested Directors) determines in good faith (after receiving the advice of the Company Financial Advisor) that such Acquisition Proposal constitutes or is reasonably expected to lead to a Superior Proposal and (iv) the Board of Directors (acting through the Special Committee, if such committee still exists, or otherwise by resolution of a majority of its Disinterested Directors) determines in good faith (after consulting with and receiving the advice of outside legal counsel) that taking the actions referred to in clause (x) and (y) below is necessary in order to comply with its fiduciary duties to the stockholders of the Company under applicable Law, then the Company may at any time prior to obtaining Company Stockholder Approval (x) furnish information and data with respect to the Company to the Person making such Acquisition Proposal pursuant to (and only pursuant to) an Acceptable Confidentiality Agreement; provided, that the Company provides Parent with not less than 24 hours prior written notice of its intention to enter into such Acceptable Confidentiality Agreement and the Company advises Parent of any information provided to any Person concurrently with its delivery to such Person and concurrently with such delivery the Company delivers to Parent all such information not previously provided to Parent and (y) enter into, maintain and participate in discussions or negotiations with the Person making such Acquisition Proposal or otherwise cooperate with or assist or participate in, or facilitate, any such discussions or negotiations. The Company shall provide Parent with a correct and complete copy of any confidentiality agreement entered into pursuant to this paragraph within 24 hours of the execution thereof. The Company shall not terminate, waive, amend, release or modify any material provision of any confidentiality or standstill agreement to which it is a party with respect to any Acquisition Proposal, and shall enforce the material provisions of any such agreement.

        (c)   The Board of Directors shall not (A) fail to make the Recommendation to the stockholders of the Company or withdraw (or modify or qualify in any manner adverse to Parent or Merger Sub) the approval, Recommendation or declaration of advisability by the Board of Directors of this Agreement, the Merger or any of the other transactions contemplated hereby, (B) adopt, approve, recommend, endorse or otherwise declare advisable the adoption of any Acquisition Proposal or (C) resolve, agree or publicly propose to take any such actions (each such action set forth in this Section 5.3(c)(i) being referred to herein as an "Adverse Recommendation Change") or cause or permit the Company to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement constituting or directly related to, or which is intended to or would be reasonably likely to lead to, any Acquisition Proposal (each, an "Alternative Acquisition Agreement"), other than any Acceptable Confidentiality Agreements, or resolve, agree or publicly propose to take any such actions. Notwithstanding the foregoing, at any time prior to obtaining Company Stockholder Approval, the Board of Directors (acting through the Special Committee, if such committee still exists, or otherwise by resolution of a majority of its Disinterested Directors) may, if the Board of Directors (acting through the Special Committee, if such committee still exists, or otherwise by resolution of a majority of its Disinterested Directors) determines in good faith (after consulting with and receiving the advice of outside legal counsel) that the failure to do so would violate its fiduciary duties to the stockholders of the Company under applicable Law, taking into account all adjustments to the terms of this Agreement that may be offered by Parent pursuant to this Section 5.3(c), (x) make an Adverse Recommendation Change in response to a Superior Proposal received after the date hereof and that does not otherwise result from a breach of Section 5.3(a) or (y) solely in response to either a Superior Proposal received after the date hereof and that did not otherwise result from a breach of Section 5.3(a), cause the Company to terminate this Agreement pursuant to Section 7.1(d)(ii); provided, however, that, in the case of a Superior Proposal, (A) (1) no Adverse Recommendation Change may be made and (2) no such termination of this Agreement may be made, in each case, until after the fifth Business Day following Parent's receipt of written notice from the Company advising Parent that the Board of Directors intends to make an Adverse Recommendation Change or cause the Company to terminate this Agreement pursuant to Section 7.1(d)(ii), as the case may be, and specifying the relevant terms and conditions of (including the identity of the Persons making the Superior Proposal) any Superior Proposal that is the basis of the proposed action by the Board of Directors, and contemporaneously furnishing to Parent a copy of the relevant Alternative Acquisition Agreement and any other relevant transaction documents (it being understood and agreed that any material amendment to the financial terms or any other material amendment to another material term of such Superior Proposal shall require a new written notice by the Company to Parent and an additional three Business Day period), (B) during such five Business Day period (or any additional three Business Day period), the Company shall, and shall cause its financial and legal advisors to, negotiate with Parent in good faith (to the extent Parent seeks to negotiate) to make such adjustments to the terms and conditions of this Agreement as would enable the Board of Directors to proceed with its recommendation of this Agreement and not make such an Adverse Recommendation Change or cause the Company to terminate this Agreement and (C) the Board of Directors shall not make such an Adverse Recommendation Change or cause the Company to terminate this Agreement if, prior to the expiration of such five Business Day period (or any additional three Business Day period), Parent agrees to adjust the terms and conditions of this Agreement such that the Board of Directors (acting through the Special Committee, if such committee still exists, or otherwise by resolution of a majority of its Disinterested Directors) determines in good faith (after consultation with outside legal counsel and the Company Financial Advisor) to be at least as favorable as the Superior Proposal.

        (d)   From and after the date hereof, the Company shall promptly advise Parent, orally and in writing, and in any event no later than 24 hours after receipt, in the event the Company or its Representatives receives any Acquisition Proposal together with the material terms and conditions (including the identity of the Persons making such Acquisition Proposal) of such Acquisition Proposal and a copy of any written documentation delivered to the Company or its Representatives in connection therewith. The Company shall keep Parent informed on a timely basis of the status and details (including, within 24 hours after the occurrence of any material amendment or modification) of any such Acquisition Proposal, including of all material developments with respect to any such Acquisition Proposal and shall provide Parent with copies of any additional written documentation delivered to the Company or any of its Representatives in connection therewith. Following the date hereof, without limiting any of the foregoing, the Company shall promptly (and in any event within 24 hours) notify Parent orally and in writing if it determines to begin taking any of the actions referred to in clause (x) or (y) of Section 5.3(b).

        (e)   The Company shall promptly inform its Representatives of the obligations under this Section 5.3. Without limiting the foregoing, it is understood that any violation of the provisions of this Section 5.3 by the Company's Representatives shall be deemed to be a breach of this Section 5.3 by the Company.

        (f)    The Company shall not take any action to exempt any Person (other than Parent, Merger Sub and their respective affiliates) from the restrictions on "business combinations" contained in Section 203 of the DGCL (or any restrictive provision of any other Takeover Law) or otherwise cause such restrictions not to apply (except to the extent that the execution of this Agreement has such an effect or to the extent that the Contribution Agreement or Voting Agreement is deemed to have such an effect with respect to such other Person), or agree to do any of the foregoing, in each case, unless such actions are taken concurrently with a termination of this Agreement pursuant to Section 7.1(d)(ii).

        (g)   Nothing contained in this Agreement shall prohibit the Company from (i) taking and disclosing a position contemplated by Rules 14e-2(a) or 14d-9 promulgated under the Exchange Act or (ii) making any disclosure to the stockholders of the Company if, in the good faith judgment of the Board of Directors (acting through the Special Committee, if such committee still exists, or otherwise by resolution of a majority of its Disinterested Directors), after consulting with and receiving the advice of outside legal counsel, failure to do so would violate the disclosure requirements under applicable

Law; provided, however, that in no event shall this Section 5.3(g) affect the obligations of the Company specified in Section 5.3(a), Section 5.3(b), and Section 5.3(c).

        (h)   For purposes of this Agreement:

            (i)  "Acceptable Confidentiality Agreement" means a customary confidentiality agreement containing confidentiality terms no less favorable in any material respect to the Company in the aggregate than those set forth in the Confidentiality Agreement; provided, that such confidentiality agreement shall not prohibit compliance with any of the provisions of this Section 5.3.

           (ii)  "Acquisition Proposal" means any inquiry (in writing or otherwise), proposal, indication of interest or offer from any Person (other than Parent, Merger Sub or any of their affiliates) or "group" (as defined in Section 13(d) of the Exchange Act) relating to, or that could be reasonably expected to lead to, (A) the direct or indirect acquisition or purchase (whether in a single transaction or a series of related transactions) of assets of the Company equal to 15% or more of the Company's consolidated assets or to which 15% or more of the Company's revenues or earnings on a consolidated basis are attributable, (B) the direct or indirect acquisition (whether in a single transaction or a series of related transactions) of 15% or more of any class of equity securities of the Company, (C) a tender offer or exchange offer that if consummated would result in any Person or "group" (as defined in Section 13(d) of the Exchange Act) beneficially owning 15% or more of any class of equity securities of the Company or (D) a merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company, in each case, other than the transactions contemplated by this Agreement.

          (iii)  "Disinterested Director" means a member of the Board of Directors of the Company who (i) has no direct or indirect interest in Parent, whether as an investor or otherwise, (ii) is not a representative of any Person who has any such interest in Parent and (iii) is not otherwise affiliated with Parent.

          (iv)  "Superior Proposal" means any bona fide written Acquisition Proposal that the Board of Directors (acting through the Special Committee, if such committee still exists, or otherwise by resolution of a majority of its Disinterested Directors) determines in good faith (after consulting with and receiving the advice of outside legal counsel and after receiving the advice of the Company Financial Advisor), taking into account all legal, financial, regulatory, estimated time of completion and other aspects of the Acquisition Proposal and the Person making the Acquisition Proposal, including the financing terms thereof, (A) would result in a transaction that is more favorable to the stockholders from a financial point of view than the transactions contemplated by this Agreement (taking into account (1) any adjustment to the terms and conditions proposed by Parent in an offer that is in writing in response to such Acquisition Proposal pursuant to Section 5.3(c) or otherwise and (2) any termination fees and expense reimbursement provisions) and (B) is reasonably likely to be consummated; provided, that for purposes of this definition of "Superior Proposal," references in the term "Acquisition Proposal" to "15% or more" shall be deemed to be references to "more than 50%."

        Section 5.4    Governmental Filings; Efforts.

        (a)   Subject to the terms and conditions set forth in this Agreement, each of the Parties shall use its reasonable best efforts promptly to take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary and appropriate to consummate and make effective, and to satisfy all conditions to, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including (i) the obtaining of all necessary actions or nonactions, waivers, consents, clearances, approvals, and expirations or terminations of waiting periods from any Governmental Authorities and the making of all necessary registrations and filings and the taking of all steps as may be necessary and appropriate to effect the foregoing, or to avoid an action or proceeding by, any Governmental Authorities, (ii) the obtaining of all necessary consents, approvals or waivers from third parties to the extent that any such consent or waiver is necessary to permit the Parties to consummate the transactions contemplated by this Agreement and (iii) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by this Agreement. The Company and Parent and their respective counsel shall, subject to applicable Law, promptly (x) cooperate and coordinate with the other in the taking of the actions contemplated by clauses (i), (ii) and (iii) immediately above, and (y) supply the other with any information that may be reasonably required in order to effectuate the taking of such actions. Each Party shall inform the other Party or Parties, as the case may be, as promptly as practicable, of any communication from any Governmental Authority regarding any of the transactions contemplated by this Agreement. If the Company or Parent receives a request for additional information or documentary material from any Governmental Authority with respect to the transactions contemplated by this Agreement, then it shall use reasonable best efforts to make, or cause to be made, as soon as reasonably practicable, and after consultation with the other party, an appropriate response in compliance with such request, and, if permitted by applicable Law and by any applicable Governmental Authority, provide the other party's counsel with advance notice and the reasonable opportunity to participate in any meeting with any Governmental Authority in respect of any filing made thereto in connection with the transactions contemplated by this Agreement. Neither Parent nor the Company shall commit to or agree (or permit their respective Subsidiaries to commit to or agree) with any Governmental Authority to stay, toll or extend any applicable waiting period under the HSR Act or other applicable Antitrust Laws, without the prior written consent of the other (such consent not to be unreasonably withheld, conditioned or delayed). Notwithstanding anything to the contrary in this Section 5.4(a), materials provided to the other party or its counsel may be redacted (i) as necessary to comply with contractual arrangements and (ii) as necessary to address good faith legal privilege or confidentiality concerns; provided, however, that in the case of clause (ii) such materials shall be provided to outside counsel in unredacted form pursuant to a joint defense agreement ("Joint Defense Agreement") so long as the producing party has the legal right to provide such materials to outside counsel for the other party pursuant to such Joint Defense Agreement.

        (b)   Without limiting the generality of the undertakings pursuant to Section 5.4(a) hereof, the Parties shall (i) provide or cause to be provided as promptly as reasonably practicable to Governmental Authorities with jurisdiction over the Antitrust Laws (each such Governmental Authority, a "Governmental Antitrust Authority") information and documents requested by any Governmental Antitrust Authority as necessary and appropriate to permit consummation of the transactions contemplated by this Agreement, including preparing and filing any notification and report form and related material required under the HSR Act and any additional consents and filings under any other Antitrust Laws as promptly as practicable following the date of this Agreement (provided, that in the case of the filing under the HSR Act, such filing shall be made on or prior to the 10th Business Day following the date of this Agreement unless otherwise agreed to in writing by the Parties) and thereafter to respond as promptly as practicable to any request for additional information or documentary material that may be made under the HSR Act or any other applicable Antitrust Laws and (ii) use their reasonable best efforts to take such actions as are necessary and appropriate to obtain prompt approval of the consummation of the transactions contemplated by this Agreement by any Governmental Authority or expiration of applicable waiting periods. For the avoidance of doubt, each Party shall assist the other in gathering, preparing and submitting information or making any filing to any Governmental Antitrust Authority.

        (c)   Notwithstanding anything to the contrary herein, nothing in this Agreement shall require Parent or any of its Subsidiaries to, nor shall the Company without the prior written consent of Parent agree or proffer to, divest, hold separate, or enter into any license or similar agreement with respect to, or agree to restrict the ownership or operation of, any business or assets of the Company, Parent or any of its Subsidiaries. Notwithstanding anything to the contrary contained herein, in no event shall Parent or any of its Subsidiaries be obligated to litigate or participate in any action, suit, claim, charge, complaint or proceeding, inquiry or investigation brought by any Governmental Authority or appeal any Order of a claim brought by a Governmental Authority (i) challenging or seeking to restrain or prohibit the consummation of the Merger or the other transactions contemplated by this Agreement, or seeking to obtain from Parent or any of its Subsidiaries any damages in relation therewith, (ii) seeking to prohibit or limit in any respect, or place any conditions on, the ownership or operation by the Company, Parent or any of its Subsidiaries of all or any portion of the business or assets or any product of the Company or Parent or its Subsidiaries or to require any such Person to dispose of, license (whether pursuant to an exclusive or nonexclusive license) or hold separate all or any portion of the business or assets or any product of the Company or Parent or its Subsidiaries, in each case as a result of or in connection with the Merger or any of the other transactions contemplated by this Agreement, (iii) seeking to directly or indirectly impose limitations on the ability of Parent or any of its Subsidiaries to acquire or hold, or exercise full rights of ownership of, any shares of Common Stock or any shares of common stock of the Surviving Corporation, including the right to vote the Common Stock or the shares of common stock of the Surviving Corporation on all matters properly presented to the stockholders of the Company or the Surviving Corporation, respectively or (iv) seeking to (A) directly or indirectly prohibit Parent or any of its affiliates from effectively controlling in any respect any of the business or operations of the Company or (B) directly or indirectly prevent the Company from operating any of their businesses in substantially the same manner as operated by the Company immediately prior to the date of this Agreement.

        (d)   The Parties acknowledge that the transactions contemplated by this Agreement do not meet the "Size of Transaction" test under the HSR Act and therefore no filing under the HSR Act is required in connection herewith.

        Section 5.5    Certain Notices.     From and after the date of this Agreement until the Effective Time, each Party hereto shall promptly notify the other Party of (i) the occurrence, or non-occurrence, of any event that would be likely to cause any condition to the obligations of any Party to effect the Merger and the other transactions provided for in this Agreement not to be satisfied or (ii) the failure of the Company, Merger Sub or Parent, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement which would reasonably be expected to result in any condition to the obligations of any Party to effect the Merger and the other transactions provided for in this Agreement not to be satisfied; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not cure any breach of any representation or warranty requiring disclosure of such matter at or prior to the execution of this Agreement or otherwise limit or affect the remedies available hereunder to the Party receiving such notice.

        Section 5.6    Public Announcements.     The Company and Parent will consult with and provide each other the reasonable opportunity to review and comment upon any press release or other public statement or comment prior to the issuance of such press release or other public statement or comment relating to this Agreement or the transactions contemplated herein and shall not issue any such press release or other public statement or comment prior to such consultation except as may be required by applicable Law or by obligations pursuant to any listing agreement with any national securities exchange. Parent and the Company agree that the press release announcing the execution and delivery of this Agreement shall be a joint release of Parent and the Company.

        Section 5.7    Conduct of Business of the Company.     During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement in accordance with the terms set forth in ARTICLE 7 and the Effective Time, except to the extent expressly contemplated by this Agreement or with the prior written consent of Parent, the Company shall conduct its business in the ordinary course of business consistent with past practice, and the Company shall not engage in any conduct or practice, take any action or enter into any transaction other than in the ordinary course of business consistent with past practice. Without limiting the foregoing, (a) the Company shall (i) pay debts and Taxes when due, (ii) pay or perform all other obligations when due and (iii) use reasonable best efforts, consistent with past practice and policies, (A) to preserve intact its business organizations and material assets, (B) to keep available the services of its officers, directors and employees, (C) to comply in all material respects with all applicable Laws and the requirements of all of its Material Contracts and (D) maintain satisfactory relationships with customers, lenders, suppliers, distributors, licensors, licensees and others having business relationships with it, in each case, to the end that their goodwill and ongoing business shall be unimpaired at the Effective Time and (b) no matter included in the Company Disclosure Letter shall modify or be deemed to modify any of the provisions in this Section 5.7 or in Section 5.8 unless disclosed with particularity in Section 5.7 or Section 5.8 of the Company Disclosure Letter. The Company agrees to promptly notify Parent of any event or occurrence not in the ordinary course of its business and of any event that has or would reasonably be expected to have a Company Material Adverse Effect.

        Section 5.8    Actions Requiring Parent's Consent.     Without limiting the generality of Section 5.7, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement in accordance with the terms set forth in ARTICLE 7 and the Effective Time, without the prior written consent of Parent or except as otherwise expressly permitted by this Agreement, the Company shall not:

        (a)   amend or propose to amend the Certificate of Incorporation or Bylaws;

        (b)   (i) make, declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock, property or otherwise) in respect of any of, or enter into any agreement with respect to the voting of, any capital stock or equity interests of the Company, (ii) split, combine or reclassify any capital stock or equity interests of the Company, (iii) issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock or equity interests of the Company or (iv) purchase, redeem or otherwise acquire, directly or indirectly, any capital stock or equity interests of the Company, except for acquisitions of shares of Common Stock by the Company in satisfaction by holders of any options or rights granted under the Company's stock option or similar benefit plans or the applicable exercise price or withholding taxes;

        (c)   issue, deliver, sell, exchange, grant, pledge, encumber or transfer, or authorize or propose the issuance, delivery, sale, exchange, grant, pledge, encumbering or transfer of, or purchase or propose the purchase of, any shares of capital stock or other equity interests or securities convertible into, or subscriptions, rights, warrants or options to acquire any such shares or equity interests or other convertible securities of the Company, other than the issuance of shares of Common Stock pursuant to the exercise or settlement of stock options, warrants or other rights therefor outstanding as of the date of this Agreement.

        (d)   sell, lease, farmout, exchange, transfer, assign or otherwise dispose of, or agree or commit to sell, lease, farmout, exchange, transfer, assign, or otherwise dispose of, any assets, except for the sale of Hydrocarbons in the ordinary course of business consistent with past practice at market prices; provided that the payment and/or delivery terms with respect to any such sale of Hydrocarbons shall be no longer than 60 days from the date of sale;

        (e)   enter into any collective bargaining agreement;

        (f)    enter into or amend or modify in any material respect, or consent to the termination of (other than at its stated expiry date), any Material Contract or any material real property lease or any other

Contract or lease that, if in effect as of the date hereof would constitute a Material Contract or a material real property lease hereunder; provided, however, that, except as set forth in Section 5.8(x), nothing herein will prevent the Company from entering into, amending or modifying Contracts or real property leases in the ordinary course of business consistent with past practice;

        (g)   make any material change in any method of financial accounting principles or practices, in each case except for any such changes required by a change in GAAP or applicable Law after the date of this Agreement;

        (h)   make, enter into or assume any Derivative Transaction;

        (i)    reduce the amount of any insurance coverage provided by existing insurance policies;

        (j)    terminate or waive any right or rights that individually or in the aggregate would reasonably be expected to be material in value to the Company;

        (k)   (i) increase in any manner (including by means of acceleration of payment) the compensation payable or to become payable to any of its past or present officers, employees or other service providers; (ii) enter into any new or amend in any material respect any existing employment, severance, retention or change in control agreement with any of its past or present officers, employees or other service providers, (iii) promote any officers, employees or service providers, (iv) except as contemplated by Section 2.6, establish, adopt or enter into any Employee Benefit Plan or amend (including by way of repricing of the exercise or base price of any Company Equity Award) or take any action to accelerate rights (including the waiver of performance criteria) under any Current Employee Benefit Plan (including Company Equity Awards outstanding under any Current Employee Benefit Plan) or under any plan, agreement, program, policy, trust, fund or other arrangement that would be a Current Employee Benefit Plan if it were in existence as of the date of this Agreement; or (v) make any contribution to any Current Employee Benefit Plan, other than contributions that are required by Law, or the contributions set forth on Section 5.8(k) of the Company Disclosure Letter.

        (l)    commence a Proceeding or settle or compromise any Proceeding, other than settlements or compromises of such Proceeding (i) for an amount less than or equal to the liability or reserve in respect thereof that has been reflected or accrued on the most recent balance sheet of the Company included in the Company SEC Filings or (ii) that are immaterial and in respect of which no liability or reserve in respect thereof has been reflected or accrued on the most recent balance sheet of the Company included in the Company SEC Filings; provided, that in the case of both clauses (i) and (ii), such settlement or compromise does not contain as a term thereof the imposition of equitable relief on, or any material restrictions on the business and operations of, the Company;

        (m)  acquire or agree to acquire (including, without limitation, by merging or consolidating with, by purchasing an equity interest in or a portion of the assets of, or by any other manner) any Person, any other business organization, division or business of such Person or any material assets;

        (n)   (i) redeem, repurchase, prepay, defease, incur or otherwise acquire any indebtedness for borrowed money (it being agreed that this covenant expressly does not apply to capital expenditures of any kind, including capital, synthetic or similar leases) or issue any debt securities or assume, guarantee or otherwise become responsible for, the obligations of any Person (other than the Company) for borrowed money; provided that the foregoing shall not limit or restrict the ability of the Company to enter into or arrange any customer supported financing transactions in the ordinary course of business consistent with past practice; (ii) voluntarily subject any of its material assets or material properties to any Encumbrances, other than Permitted Encumbrances; or (iii) take any action that would result in any amendment, modification or change of any term of any indebtedness of the Company;

        (o)   make or change any material election in respect of Taxes, adopt or change any material accounting method in respect of Taxes, file any material Tax Return or any amendment to a material

Tax Return, enter into any closing agreement, settle any material claim or assessment in respect of Taxes or consent to any extension or waiver of the limitation period applicable to any such claim or assessment in respect of Taxes;

        (p)   fail to give all notices and other information required to be given to the employees of the Company, any collective bargaining unit representing any group of employees of the Company and any applicable Governmental Authority under the WARN Act, the National Labor Relations Act, the Code, the Consolidated Omnibus Budget Reconciliation Act and other applicable Law in connection with the transactions provided for in this Agreement;

        (q)   enter into any material agreement, agreement in principle, letter of intent, memorandum of understanding or similar Contract with respect to any joint venture, strategic partnership or alliance, which in each case, is material to the Company;

        (r)   create any new business division or otherwise enter into any new line of business;

        (s)   adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company (other than this Agreement and the Merger and other transactions contemplated hereby);

        (t)    except for (i) expense reimbursements and advances in the ordinary course of business consistent with past practice and (ii) transactions in the ordinary course of business consistent with past practice with affiliates of any non-employee member of the Board of Directors, enter into any Contract with any officer or director of the Company or any of their immediate family members (including their spouses);

        (u)   enter into any Contract having terms that (i) provide for the making of any payment as a result of the transactions contemplated by this Agreement, (ii) would result in the occurrence of a material and adverse change in the rights or obligations of the Company as a result of the transactions contemplated by this Agreement or (iii) would result in the occurrence of a material change in the rights or obligations of the counterparty thereto as a result of the transactions contemplated by this Agreement;

        (v)   except as expressly permitted in such agreement, amend, modify, cancel, terminate, breach, repudiate or waive compliance with any term of the Voting Agreement or any other agreement executed by the Company in connection with the transactions contemplated by this Agreement;

        (w)  take any action that will, or would reasonably be expected to, have a Company Material Adverse Effect; or

        (x)   take or agree to take any of the actions described in subsections (a) through (w) above or any other action that would make any of the representations or warranties contained in this Agreement untrue or incorrect or prevent the Company from performing or cause the Company not to perform its covenants hereunder.

        Section 5.9    Indemnification of Directors and Officers.

        (a)   During the period beginning at the Effective Time, the Surviving Corporation shall to the greatest extent permitted by Law indemnify and hold harmless and comply with all of the Company's obligations to indemnify and hold harmless (including any obligations to advance funds for expenses) (i) the present and former officers and directors thereof against any and all costs or expenses (including reasonable attorneys' fees and expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative ("Damages"), arising out of, relating to or in connection with any acts or omissions occurring or alleged to occur prior to or at the Effective Time to the extent provided under the Company's organizational and governing documents or agreements in effect on the date hereof; and (ii) such persons against any and all Damages arising out of acts or omissions in connection with such persons serving as an officer, director or other fiduciary in any entity if such service was at the request or for the benefit of the Company. For a period of six years after the Effective Time, the Company or Surviving Corporation shall cause to be maintained in effect the current policies of officers' and directors' liability insurance maintained as of the date hereof by the Company (the "Current Policies"); provided, however, that the Surviving Corporation may, and in the event of the cancellation or termination of such policies shall, substitute therefor policies with reputable and financially sound carriers providing at least the same coverage and amount and containing terms and conditions that are no less favorable to the covered persons (the "Replacement Policies") in respect of claims arising from facts or events that existed or occurred prior to or at the Effective Time under the Current Policies; provided, further, however, that in no event will the Surviving Corporation be required to expend annually in excess of 250% of the annual premium currently paid by the Company under the Current Policies (the "Insurance Amount") (in which event, the Surviving Corporation shall obtain as much comparable insurance as available for the Insurance Amount); provided, further, however, that in lieu of the foregoing insurance coverage, Parent may direct the Company to purchase "tail" insurance coverage that provides coverage no less favorable than the coverage described above, provided that the Company shall not be required to pay any amounts in respect of such coverage prior to the Effective Time.

        (b)   This Section 5.9 shall survive the consummation of the Merger and is intended to be for the benefit of, and shall be enforceable by, present or former directors or officers of the Company, their respective heirs and personal representatives and shall be binding on the Surviving Corporation and its successors and assigns. In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all its properties and assets to any person (including by dissolution), then, and in each such case, Parent shall cause proper provision to be made so that the successors and assigns of the Surviving Corporation assume and honor the obligations set forth in this Section 5.9.

        (c)   The agreements and covenants contained herein shall not be deemed to be exclusive of any other rights to which any such present or former director or officer is entitled, whether pursuant to Law, contract or otherwise. Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors' and officers' insurance claims under any policy that is or has been in existence with respect to the Company or its officers, directors and employees, it being understood and agreed that the indemnification provided for in this Section 5.9 is not prior to or in substitution for any such claims under any such policies.

        Section 5.10    Takeover Laws.     If any Takeover Law shall become applicable to the Merger or the other transactions contemplated hereby, each of the Company and Parent and the members of their respective boards of directors shall grant such approvals and take such actions as are reasonably necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such Takeover Law on the Merger and the other transactions contemplated hereby.

        Section 5.11    Section 16 Matters.     Prior to the Effective Time, the Company shall take all such steps as may reasonably be necessary and permitted to cause the transactions contemplated by this Agreement, including any dispositions of shares of Common Stock (including derivative securities with respect to such shares of Common Stock) by each individual who is or will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

        Section 5.12    Stockholder Litigation.     The Company shall give Parent the opportunity to participate in the defense of any stockholder litigation against the Company or its officers or directors relating to the transactions contemplated by this Agreement and shall not compromise, settle, come to an arrangement regarding or agree to compromise, settle or come to an arrangement regarding any such litigation, or consent to the same without the prior written consent of Parent.

        Section 5.13    Termination of Stockholders Agreement.     After the date hereof and prior to the Effective Time, the Company shall take such actions, including the obtaining of any necessary written consents, as are necessary to cause the Stockholders Agreement to be terminated and of no further force and effect as of or prior to the Effective Time.

        Section 5.14    Credit Agreement Waivers.     After the date hereof and prior to the Effective Time, the Company shall take such actions as are necessary to maintain in all respects the effectiveness of the Credit Agreement Waiver, on terms no less favorable to the Company than those set forth in the Credit Agreement Waiver, until a date not earlier than June 15, 2010. Notwithstanding the foregoing, the aggregate amount of consent, waiver or similar fees payable to the lenders under the Credit Agreement after the date hereof in connection with obtaining the extensions, waivers and/or modifications described in this Section 5.14 shall not exceed $50,000.

        Section 5.15    Closing Conditions.     Each of the Parties shall use its reasonable best efforts to effectuate the transactions contemplated hereby and to fulfill and to cause to be fulfilled the conditions to closing under this Agreement. Each Party hereto, at the reasonable request of another Party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

        Section 5.16    Adoption of Merger Agreement.     Parent shall adopt this Agreement in its capacity as the sole stockholder of Merger Sub promptly following the date hereof.

ARTICLE 6
CONDITIONS TO THE MERGER

        Section 6.1    Conditions to Each Party's Obligation to Effect the Merger.     The respective obligations of each party to effect the Merger shall be subject to the fulfillment (or waiver by Parent and the Company, other than the condition specified in Section 6.1(a), which no Party may waive) at or prior to the Effective Time of only the following conditions:

        (a)   The Company Stockholder Approval shall have been obtained.

        (b)   No Governmental Authority having jurisdiction over any party shall have enacted, promulgated, issued, enforced or entered any Laws or Orders, whether temporary, preliminary or permanent, that make illegal, enjoin, restrain or otherwise prohibit consummation of the Merger or the other material transactions contemplated by this Agreement.

        Section 6.2    Conditions to the Obligations of Parent and Merger Sub.     The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permissible) of the following additional conditions:

        (a)   The representations and warranties of the Company contained in this Agreement shall be true and correct (disregarding all qualifications or limitations as to "materiality" or "Company Material Adverse Effect" or other similar qualifiers set forth therein) as of the Effective Time as though made on and as of such date (unless any such representation or warranty is made only as of a specific date, in which case as of such date), except where the failure of any such representations and warranties to be so true and correct has not had, and would not have, a Company Material Adverse Effect.

        (b)   The Company shall have performed in all material respects the obligations, and complied in all material respects with the agreements and covenants, required to be performed by, or complied with by, it under this Agreement at or prior to the Effective Time.

        (c)   No Company Material Adverse Effect shall have occurred since the date of this Agreement.

        (d)   The Company shall have delivered to Parent a certificate, signed on behalf of the Company by the Chief Executive Officer and Chief Financial Officer of the Company (solely in his capacity as an officer of the Company without personal liability), certifying as to the satisfaction of the conditions specified in Sections 6.2(a), 6.2(b) , and 6.2(c).

        (e)   The Company shall have received, on or prior to the Effective Time, an agreement acceptable to Parent which shall waive, for a period of not less than sixty days from the Effective Time, any rights the lenders under the Credit Agreement may have (whether of acceleration or otherwise) as a result of a Change of Control Event (as defined in the Credit Agreement) being deemed to have occurred as a result of the transactions contemplated by this Agreement.

        (f)    The Contribution shall have been consummated and DLJ shall have otherwise complied with each of its obligations under the Contribution Agreement; provided, however, that Parent's obligation to consummate the Merger shall not be conditioned on the matters described in this clause (f) to the extent any breach by Parent under the Contribution Agreement or this Agreement has been the cause of, or resulted in, the failure of the consummation of the Contribution or DLJ's failure to comply with its obligations under the Contribution Agreement.

        Section 6.3    Conditions to the Obligations of the Company.     The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible) of the following additional conditions:

        (a)   The representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct (disregarding all qualifications or limitations as to "materiality" or other similar qualifiers set forth therein) as of the Effective Time as though made on and as of such date (unless any such representation or warranty is made only as of a specific date, in which case as of such date), except where the failure of any such representations and warranties to be so true and correct has not had, and would not have, a material adverse effect on Parent's ability to consummate the transactions contemplated hereby.

        (b)   Each of Parent and Merger Sub shall have performed in all material respects the obligations, and complied in all material respects with the agreements and covenants, required to be performed by, or complied with by, it under this Agreement at or prior to the Effective Time.

        (c)   Parent shall have delivered to the Company a certificate, signed on behalf of Parent by the Chief Executive Officer and Chief Financial Officer of Parent (solely in his or her capacity as an officer of Parent without personal liability), certifying as to the satisfaction of the conditions specified in Sections 6.3(a) and 6.3(b) .

ARTICLE 7
TERMINATION, AMENDMENT AND WAIVER

        Section 7.1    Termination.     This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the adoption of this Agreement by the stockholders of the Company:

        (a)   by mutual written consent of Parent, Merger Sub and the Company;

        (b)   by either the Company or Parent, if:

            (i)  (A) the Effective Time shall not have occurred on or before August 23, 2010 (the "Outside Date") or (B) the Company Meeting has been held and the Company Stockholder Approval has not been obtained on or before the Outside Date; provided, however, that the right to terminate this Agreement under Section 7.1(b)(i)(A) shall not be available to any Party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the consummation of the Merger to occur on or before the Outside Date;

           (ii)  if any Order issued by a court of competent jurisdiction or by a Governmental Authority, or Law or other legal restraint or prohibition in each case making the Merger illegal or permanently restraining, enjoining, or otherwise preventing the consummation thereof shall be in effect and shall have become final and nonappealable;

        (c)   by Parent, if:

            (i)  (A) an Adverse Recommendation Change shall have occurred, (B) the Board of Directors shall not have (1) unconditionally rejected any tender or exchange offer that is commenced or an Acquisition Proposal that is made in writing to the Company and publicly disseminated within 10 Business Days of the commencement or public dissemination thereof (including, for these purposes, by taking no position with respect to the acceptance by the stockholders of a tender offer or exchange offer within such period, which shall constitute a failure to reject such offer), and unconditionally recommended that the stockholders of the Company reject any tender or exchange offer and not tender any shares of Common Stock into such tender or exchange offer, or (2) in the event of any tender or exchange offer that is commenced or an Acquisition Proposal that is made in writing to the Company and publicly disseminated, within five Business Days after a written request from Parent the Company shall not have made or sent to the stockholders of the Company (in Parent's discretion), pursuant to Rule 14e-2 promulgated under the Exchange Act or otherwise, a statement unconditionally reaffirming the Recommendation and unconditionally recommending that the stockholders of the Company reject any tender or exchange offer, or (C) the Company shall have violated or breached in any material respect any of its obligations under Section 5.3;

           (ii)  there shall have occurred any Company Material Adverse Effect or the Company shall have breached any of its representations or warranties (other than the representations and warranties set forth in Section 3.30 and Section 3.31) or failed to perform in any material respect any of the obligations to be performed by it under this Agreement, which breach or failure to perform (1) would give rise to the failure of a closing condition set forth in Sections 6.2(a) or 6.2(b) and (2) is incapable of being cured or has not been cured by the Company within the later of (x) 15 Business Days after written notice has been given by Parent to the Company of such breach or failure to perform and (y) the Outside Date; or

          (iii)  the Company shall have breached any of its representations or warranties set forth in Section 3.30 or Section 3.31.

        (d)   by the Company, if:

            (i)  Parent or Merger Sub shall have (A) failed to perform in any material respect any of its obligations to be performed by it under this Agreement or (B) breached any of Parent's or Merger Sub's representations and warranties, which breach or failure to perform, in the case of clause (B), would reasonably be expected to, individually or in the aggregate, materially adversely affect Parent's or Merger Sub's ability to consummate the transactions contemplated by this Agreement and, in the case of either clause (A) or (B) is either incurable, or if curable, is not cured by Parent or Merger Sub, as applicable, by the earlier of (x) 15 Business Days after written notice has been given by the Company to Parent of such breach or failure and (y) the Outside Date; provided, that at the time of the delivery or receipt of such written notice, the Company shall not be in breach of any of its obligations under this Agreement; or

           (ii)  prior to obtaining the Company Stockholder Approval, the Board of Directors authorizes the Company, in full compliance with the terms of this Agreement, including Section 5.3, to enter into a definitive agreement (not including an Acceptable Confidentiality Agreement) in respect of a Superior Proposal; provided, that the Company prior to, or concurrently with, such termination pays to Parent in immediately available funds the fee required to be paid pursuant to Section 7.3(a)(iii) and the Board of Directors concurrently approves, and the Company concurrently enters into, a definitive agreement providing for the implementation of such Superior Proposal.

The Party desiring to terminate this Agreement shall give written notice of such termination to the other Party. Where a Party may terminate this Agreement pursuant to one or more provisions of this Section 7.1, such Party may designate the provision pursuant to which such termination shall be treated for purposes of Section 7.3.

        Section 7.2    Effect of Termination.     Upon the termination of this Agreement pursuant to Section 7.1, this Agreement shall forthwith become null and void except for the provisions of (a) Section 7.3 and (b) ARTICLE 8, which shall survive such termination; provided, that nothing herein shall relieve any party from liability or damages for any knowing and intentional breach of this Agreement or fraud, in which case the aggrieved party shall be entitled to all rights and remedies (including damages) available at Law or equity and, in the case of Parent or Merger Sub, such rights and remedies (including damages) shall be in addition to any amounts payable or paid to Parent pursuant to Section 7.3(a).

        Section 7.3    Fees and Expenses.

        (a)   In the event that:

            (i)  (A) an Acquisition Proposal shall have been made to the Company or shall have been made directly to its stockholders generally following the date of this Agreement, and thereafter (B) this Agreement is terminated by the Company or Parent pursuant to Section 7.1(b)(i) and (C) the Company enters into a definitive agreement with respect to, or consummates a transaction contemplated by, any Acquisition Proposal within 12 months of the date this Agreement is terminated;

           (ii)  this Agreement is terminated by Parent pursuant to Section 7.1(c)(i) (or by Parent or the Company pursuant to Section 7.1(b)(i) following any time at which Parent was entitled to terminate this Agreement pursuant to Section 7.1(c)(i));

          (iii)  this Agreement is terminated by the Company pursuant to Section 7.1(d)(ii); or

          (iv)  this Agreement is terminated by Parent pursuant to Section 7.1(c)(ii) or Section 7.1(c)(iii) (or by Parent or the Company pursuant to Section 7.1(b)(i) following any time at which Parent was entitled to terminate this Agreement pursuant to Section 7.1(c)(ii) or Section 7.1(c)(iii))

the Company shall pay to Parent (A) a termination fee (the "Termination Fee") of (x) $1,000,000 (in any such event under clause (i), (ii) or (iii) of this Section 7.3(a)) or (y) $500,000 (in any such event under clause (iv) of this Section 7.3(a)) and (B) to the extent not previously paid pursuant to the immediately following sentence, all of Parent's out-of-pocket fees and expenses (including legal and other advisors fees and expenses) actually incurred by Parent and its affiliates on or prior to the termination of this Agreement in connection with the transactions contemplated by this Agreement up to a maximum amount of $600,000 (the "Parent Expenses"). In the event that this Agreement is terminated by the Company or Parent pursuant to Section 7.1(b)(i) and no Termination Fee is payable (or yet payable) in respect thereof pursuant to the immediately preceding sentence, then the Company shall pay to Parent the Parent Expenses. Any payment of the Termination Fee required to be made pursuant to clause (i) of this Section 7.3(a) shall be made to Parent concurrently with the earlier to occur of (x) entry into a definitive agreement with respect to and (y) consummation of the transaction contemplated by the Acquisition Proposal referred to therein; any payment of the Termination Fee required to be made pursuant to clause (ii) or clause (iv) of this Section 7.3(a) shall be made to Parent promptly following termination of this Agreement by Parent as set forth in such clause (ii) or clause (iv), as applicable (and in any event not later than three Business Days after delivery to the Company of notice of demand for payment), and any payment of the Termination Fee required to be made pursuant to clause (iii) of this Section 7.3(a) shall be made to Parent at the time provided for in Section 7.1(d)(ii). If the Company is required to pay Parent Expenses hereunder, the Company shall pay to Parent the Parent Expenses as promptly as possible (but in any event within three Business Days) following receipt by the Company of an invoice therefore. The Termination Fee and the Parent Expenses shall be payable by wire transfer of immediately available funds in accordance with wire transfer instructions provided by Parent; provided, that in the event this Agreement is terminated by Parent pursuant to Section 7.1(c)(ii), payment of the Termination Fee (but not the Parent Expenses) may be satisfied, at the election of the Company, by issuance to Parent of a number of shares of Common Stock equal to the Termination Fee divided by the Merger Consideration in lieu of a payment of immediately available funds.

        (b)   All such payments shall be made by wire transfer of immediately available funds to an account to be designated by Parent or, if Parent fails to timely designate an account, by cashier's check payable to the order of Parent delivered to Parent at the address specified in Section 8.2.

        (c)   Except as set forth in Section 7.3(a), all fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Party incurring such expenses, whether or not the Merger is consummated. Other than any Taxes imposed upon a holder of shares of Common Stock or Company Equity Awards (which shall be paid by or withheld on behalf of such holder), the Company shall pay all Taxes incident to preparing for, entering into, and carrying out this Agreement and the consummation of the transactions contemplated by this Agreement, including (i) transfer, stamp, and documentary Taxes or fees and (ii) sales, use, gains, real property transfer, and other or similar Taxes or fees.

        (d)   In the event that the Company shall fail to pay the Termination Fee and/or Parent Expenses required pursuant to this Section 7.3 when due, such Termination Fee and/or Parent Expenses, as the case may be, shall accrue interest for the period commencing on the date such Termination Fee and/or Parent Expenses, as the case may be, became past due, at a rate equal to the rate set forth in the New York edition of The Wall Street Journal on such date under the "Treasury" section for "1-Year Note" plus 300 basis points. In addition, if the Company shall fail to pay such Termination Fee and/or Parent Expenses, as the case may be, when due, the Company shall also pay to Parent all of Parent's costs and expenses (including attorneys' fees) in connection with efforts to collect such Termination Fee and/or Parent Expenses, as the case may be.

        (e)   The Company acknowledges that the fees (including the Termination Fee), Parent Expenses reimbursement and the other provisions of this Section 7.3 are an integral part of this Agreement and the transactions contemplated hereby and that, without these agreements, Parent and Merger Sub would not enter into this Agreement. Each of the Parties acknowledges that the Termination Fee is not a penalty, but rather a reasonable amount that will compensate Parent and Merger Sub for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision.

        Section 7.4    Extension; Waiver.     At any time prior to the Effective Time, the Parties may, to the extent permitted by applicable Law, subject to Section 7.5, (a) extend the time for the performance of any of the obligations or other acts of the other Parties, (b) waive any inaccuracies in the representations and warranties of the other Parties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements of the other Parties or conditions to such Party's obligations contained herein, other than the condition specified in Section 6.1(a), which no Party may waive; provided, however, that after the Company Stockholder Approval has been obtained, there may not be any extension or waiver of this Agreement which decreases the Merger Consideration or which adversely affects the rights of the Company's stockholders hereunder without the approval of such stockholders. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party. The failure of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

        Section 7.5    Amendment.     This Agreement may be amended by the Parties by action taken by or on behalf of their respective boards of directors or similar governing body at any time prior to the Effective Time; provided, however, that, after the Company Stockholder Approval has been obtained, no amendment may be made without further stockholder approval which, by Law or in accordance with the rules of any relevant stock exchange, requires further approval by such stockholders. This Agreement may not be amended except by an instrument in writing signed by the Parties.

ARTICLE 8
GENERAL PROVISIONS

        Section 8.1    Non-Survival of Representations and Warranties.     None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This ARTICLE 8, the agreements of Parent, Merger Sub and the Company contained in Section 5.9, Section 7.3 and those other covenants and agreements contained herein that by their terms apply, or that are to be performed in whole or in part, after the Effective Time shall survive the consummation of the Merger.

        Section 8.2    Notices.     All notices, requests, claims, demands, and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.2):

    if to Parent, Merger Sub or the Surviving Corporation:

      c/o Scotia Waterous
      711 Louisiana Street, Suite 1400
      Pennzoil Place, South Tower
      Houston, TX 77002
      Attn: Tym Tombar
      Fax: (713) 759- 7431

      With a copy to:

      Vinson & Elkins LLP
      1001 Fannin Street, Suite 2500
      Houston, TX 77002
      Attn: Nicole E. Clark
      Fax: (713) 615-5950

    if to the Company:

      Pinnacle Gas Resources, Inc.
      1 East Alger
      Sheridan, Wyoming, 82801
      Attn: Tom McGonagle
      Fax: (307) 673-9711

      With a copy to:

      Joe Perillo
      Locke Lord Bissell & Liddell LLP
      600 Travis Street
      Suite 2800
      Houston, Texas 77002
      Fax: (713) 229-2610

        Section 8.3    Severability.     If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Merger is not affected in any manner materially adverse to Parent or the Surviving Corporation. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement in a mutually acceptable manner so as to effect the original intent of the Parties as closely as possible with respect to the consummation of the Merger.

        Section 8.4    Entire Agreement.     This Agreement (together with the Annexes, Exhibits, Company Disclosure Letter, the Contribution Agreement, Voting Agreement, and the other documents delivered pursuant hereto) constitute the entire agreement of the Parties and supersede all prior agreements and undertakings, both written and oral, between the Parties, or any of them, with respect to the subject matter hereof and thereof and, except as otherwise expressly provided herein, are not intended to confer upon any other Person any rights or remedies hereunder. EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, NONE OF PARENT, MERGER SUB AND THE COMPANY MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES, AND EACH HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES MADE BY ITSELF OR ANY OF ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, FINANCIAL AND LEGAL ADVISORS OR OTHER REPRESENTATIVES, WITH RESPECT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT OR THE MERGER, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR THE OTHER'S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING.

        Section 8.5    Assignment.     Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties (whether by operation of Law or otherwise) without the prior written consent of the other Parties except either Parent or Merger Sub may assign all or any of its rights and obligations hereunder to any direct or indirect wholly owned Subsidiary of Parent. No assignment by any Party shall relieve such Party of any of its obligations hereunder. Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

        Section 8.6    Mutual Drafting.     Each Party has participated in the drafting of this Agreement, which each Party acknowledges is the result of extensive negotiations between the Parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if it is drafted by all the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of authorship of any of the provisions of this Agreement.

        Section 8.7    Parties in Interest.     This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and, except as specifically set forth in Section 5.9(b), nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

        Section 8.8    Specific Performance.     Each Party agrees that irreparable damage may occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

        Section 8.9    Governing Law.     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

        Section 8.10    Jurisdiction.     Each of the Parties irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the Parties hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the Parties hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve in accordance with this Section 8.10, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

        Section 8.11    Waiver of Jury Trial.     EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        Section 8.12    Headings.     The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

        Section 8.13    Interpretation.     When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant to this Agreement unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.

        Section 8.14    Counterparts.     This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

        IN WITNESS WHEREOF, Parent, Merger Sub, and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

POWDER HOLDINGS, LLC
By: Scotia Waterous (USA) Inc., its Sole Member
By:	/s/ Tym Tombar
Name:	Tym Tombar
Title:	Managing Director
POWDER ACQUISITION CO.
By: Powder Holdings, LLC, its Sole Shareholder
By: Scotia Waterous (USA) Inc., its Sole Member
By:	/s/ Tym Tombar
Name:	Tym Tombar
Title:	Managing Director
PINNACLE GAS RESOURCES, INC.
By:	/s/ Peter G. Schoonmaker
Name:	Peter G. Schoonmaker
Title:	President & CEO

SIGNATURE PAGE TO
AGREEMENT AND PLAN OF MERGER

ANNEX A

INDEX OF DEFINED TERMS

Defined Term	Section
Acceptable Confidentiality Agreement	Section 5.3(h)(i)
Acquisition Proposal	Section 5.3(h)(ii)
Adverse Recommendation Change	Section 5.3(c)
Agreement	Introduction
Alternative Acquisition Agreement	Section 5.3(c)
Antitrust Laws	Section 3.4(b)
Appraisal Shares	Section 2.1(b)
Board Actions	Introduction
Board of Directors	Introduction
Business Days	Section 2.6(a)
Bylaws	Section 3.1
Certificate of Incorporation	Section 3.1
Certificate of Merger	Section 1.3
Certificates	Section 2.1(a)
Closing	Section 1.2
Closing Date	Section 1.2
COBRA	Section 3.18(e)(xii)
Code	Section 2.2(d)
Common Stock	Introduction
Commonly Controlled Entity	Section 3.18(g)
Company	Introduction
Company Disclosure Letter	ARTICLE 3
Company Equity Awards	Section 3.2(a)
Company Financial Advisor	Section 3.25
Company Financial Statements	Section 3.7(b)
Company Form 10-K	Section 3.1
Company IP Rights	Section 3.12(b)(i)
Company Material Adverse Effect	Section 3.6
Company Meeting	Section 5.1(b)
Company Oil and Gas Agreements	Section 3.26(f)
Company Reserve Report	Section 3.26(a)
Company Restricted Stock Awards	Section 2.6(b)
Company Schedule 13E-3	Section 3.4(b)
Company SEC Filings	Section 3.7(a)
Company Stock Option Awards	Section 2.6(a)
Company Stock Plans	Section 2.6(a)
Company Stockholder Approval	Section 3.3
Confidentiality Agreement	Section 5.2(a)
Contract	Section 3.4(a)
Contribution	Introduction
Contribution Agreement	Introduction
Credit Agreement	Section 3.26(g)
Credit Agreement Waiver	Section 3.30
Current Employee Benefit Plan	Section 3.18(g)
Current Policies	Section 5.9(a)
Damages	Section 5.9(a)
Derivative Transaction	Section 3.27(b)
DGCL	Introduction
DLJ	Introduction

Defined Term	Section
Disinterested Director	Section 5.3(h)(iii)
Effective Time	Section 1.3
Employee Benefit Plan	Section 3.18(g)
encumber or Encumber	Section 3.9
encumbering or Encumbering	Section 3.9
Encumbrance	Section 3.9
Environmental Claim	Section 3.17(h)(i)
Environmental Laws	Section 3.17(h)(ii)
ERISA	Section 3.18(g)
Exchange Act	Section 3.4(b)
FERC	Section 3.28
GAAP	Section 3.7(b)
Governmental Antitrust Authority	Section 5.4(b)
Governmental Authority	Section 3.4(b)
Grant Date	Section 3.18(e)(xx)
Hazardous Materials	Section 3.17(h)(iii)
HSR Act	Section 3.4(b)
Hydrocarbons	Section 3.26(b)
Insurance Amount	Section 5.9(a)
Intellectual Property	Section 3.12(a)
IRS	Section 3.10(n)
Joint Defense Agreement	Section 5.4(a)
Latest Balance Sheet	Section 3.8
Law	Section 3.1
Material Contract	Section 3.14(a)
Merger	Introduction
Merger Consideration	Section 2.1(a)
Merger Sub	Introduction
Nasdaq	Section 3.4(b)
NGA	Section 3.28
Oil and Gas Interests	Section 3.26(b)
Option Award Consideration	Section 2.6(a)
Order	Section 3.4(a)
Outside Date	Section 7.1(b)(i)
Owned Real Estate	Section 3.19(a)
Parent	Introduction
Parent Disclosure Documents	Section 4.4
Parent Expenses	Section 7.3
Party or Parties	Introduction
Paying Agent	Section 2.2(a)
Payment Account	Section 2.2(b)
PBGC	Section 3.18(g)
Permitted Encumbrances	Section 3.11
Permitted Liens	Section 3.26(g)
Person	Section 3.10(n)
Preferred Stock	Section 3.2(a)
Proceeding	Section 3.6
Proxy Statement	Section 3.22
Qualified Employee Benefit Plan	Section 3.18(c)
Recommendation	Introduction
Registered Company IP	Section 3.12(c)
Regulation S-K	Section 3.7(b)
Release	Section 3.17(h)(iv)

Defined Term	Section
Remedial Work	Section 3.17(h)(v)
Replacement Policies	Section 5.9(a)
Representatives	Section 5.3(a)
Restricted Stock Award Consideration	Section 2.6(b)
SEC	Section 3.7
Section 262	Section 3.7
Securities Act	Section 3.7(a)
Stockholders Agreement	Introduction
SOX	Section 3.7(e)
Special Committee	Introduction
Subsidiary	Section 3.1
Superior Proposal	Section 5.3(h)(iv)
Surviving Corporation	Section 1.1
Takeover Laws	Section 3.24
Tax or Taxes	Section 3.10(n)
Tax Items	Section 3.10(a)
Tax Return	Section 3.10(n)
Taxing Authority	Section 3.10(n)
Termination Fee	Section 7.3
Voting Agreement	Introduction
WARN Act	Section 3.16(d)

 EXHIBIT A

CERTIFICATE OF INCORPORATION

[See Attached]

Exhibit B

Execution Version

VOTING AGREEMENT

        VOTING AGREEMENT, dated as of February 23, 2010 (this "Agreement"), by and among Powder Holdings, LLC, a Delaware limited liability company ("Parent") and each of the other parties signatory hereto (each a "Stockholder" and collectively, the "Stockholders"), and solely for the purposes of Section 5.2 hereof, Pinnacle Gas Resources, Inc., a Delaware corporation (the "Company").

W I T N E S S E T H:

        WHEREAS, concurrently with the execution of this Agreement, Parent, Powder Acquisition Co., a Delaware corporation and a direct, wholly owned subsidiary of Parent ("Merger Sub"), and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the "Merger Agreement") pursuant to which, among other things, the Company and Merger Sub will merge (the "Merger") and, except as otherwise provided in the Merger Agreement, each issued and outstanding share of the Company's common stock, par value $0.01 per share (the "Common Stock") will be converted into the right to receive the merger consideration specified therein.

        WHEREAS, as a condition and inducement to Parent entering into the Merger Agreement, Parent has required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement and abide by the covenants and obligations with respect to the Covered Shares (as hereinafter defined) set forth herein.

        NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I
GENERAL

        Section 1.1    Defined Terms.     The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

        "Beneficial Ownership" by a Person of any securities includes ownership by any other Person if such Person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares with such other Person (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term "beneficial owner" as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms "Beneficially Own" and "Beneficially Owned" shall have a correlative meaning.

        "Contribution Agreement" means that certain Contribution Agreement, dated as of the date hereof, by and among Parent, Scotia Waterous (USA) Inc., DLJ Merchant Banking Partners III, L.P. and affiliated investment funds.

        "Covered Shares" means, with respect to each Stockholder, such Stockholder's Existing Shares, together with any shares of Common Stock or other voting capital stock of the Company and any securities convertible into or exercisable or exchangeable for shares of Common Stock or other voting capital stock of the Company, in each case, that such Stockholder acquires Beneficial Ownership of on or after the date hereof. For the avoidance of doubt, with respect to DLJ Merchant Banking III, Inc., Covered Shares shall include the Transferred Shares.

        "Encumbrance" means any security interest, pledge, mortgage, deed of trust, lien (statutory or other), charge, option to purchase, lease or other right to acquire any interest or any claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement or other encumbrance of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement).

        "Existing Shares" means, with respect to each Stockholder, the shares of Common Stock Beneficially Owned or owned of record by such Stockholder.

        "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity, or any group comprised of two or more of the foregoing.

        "Representatives" means the officers, directors, employees, agents, advisors and affiliates of a Person.

        "Transfer" means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of (by merger, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, Encumbrance, hypothecation or similar disposition of (by merger, by testamentary disposition, by operation of law or otherwise).

        "Transferred Shares" means all shares of Common Stock Beneficially Owned or owned of record by Susan C. Schnabel as of the date hereof, together with any shares of Common Stock or other voting capital stock of the Company and any securities convertible into or exercisable or exchangeable for shares of Common Stock or other voting capital stock of the Company, in each case, that Susan C. Schnabel acquires Beneficial Ownership of on or after the date hereof.

ARTICLE II
VOTING

        Section 2.1    Agreement to Vote.     Each Stockholder hereby agrees that during the term of this Agreement, at the Company Meeting or any other meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, or in connection with any written consent of the stockholders of the Company, such Stockholder shall, in each case to the fullest extent that such Stockholder's Covered Shares are entitled to vote thereon or consent thereto:

        (a)   appear at each such meeting or otherwise cause such Stockholder's Covered Shares to be cast in accordance with the applicable procedures relating thereto so as to ensure that they are duly counted as present thereat for purposes of calculating a quorum; and

        (b)   vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent covering, all of such Stockholder's Covered Shares (i) in favor of the adoption of the Merger Agreement and any other action reasonably requested by Parent in furtherance thereof;

(ii) against any action, proposal, transaction or agreement that would reasonably be expected to result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of any Stockholder contained in this Agreement; and (iii) against any Acquisition Proposal or any other action, agreement or transaction that is intended, or could reasonably be expected, to materially impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement or the performance by such Stockholder of its obligations under this Agreement, including, without limitation: (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its Subsidiaries (other than the Merger); (B) a sale, lease or transfer of a material amount of assets of the Company or any of its Subsidiaries or a reorganization, recapitalization or liquidation of the Company or any of its Subsidiaries; (C) an election of new members to the board of directors of the Company, other than nominees to the board of directors of the Company who are serving as directors of the Company on the date of this Agreement or as otherwise provided in the Merger Agreement; (D) any material change in the present capitalization or dividend policy of the Company or any amendment or other change to the Company's articles of incorporation or bylaws, except if approved by Parent; or (E) any other material change in the Company's corporate structure or business.

        Section 2.2    No Inconsistent Agreements.     Each Stockholder hereby covenants and agrees that, except for this Agreement, the Stockholders Agreement or as permitted by Section 2.1, such Stockholder (a) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to such Stockholder's Covered Shares and (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney with respect to such Stockholder's Covered Shares.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

        Section 3.1    Representations and Warranties of the Stockholders.     Each Stockholder hereby represents and warrants to Parent as follows:

        (a)    Organization; Authorization; Validity of Agreement; Necessary Action.     Such Stockholder has the legal capacity and all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and, assuming this Agreement constitutes a valid and binding obligation of Parent and the Company, constitutes a valid and binding obligation of such Stockholder, enforceable against it in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally.

        (b)    Ownership.     Such Stockholder's (other than DLJ Merchant Banking III, Inc.) Existing Shares are, and all of such Stockholder's Covered Shares owned from the date hereof through and on the Closing Date will be, Beneficially Owned or owned of record by such Stockholder. In the case of DLJ Merchant Banking III, Inc., all of such Stockholder's Covered Shares owned on the Closing Date will be, Beneficially Owned or owned of record by such Stockholder. Such Stockholder has good and marketable title to such Stockholder's Existing Shares (and will have good and marketable title to such Stockholder's Covered Shares), free and clear of any Encumbrances, except as provided in this Agreement, the Contribution Agreement and the Stockholders Agreement and except that DLJ Merchant Banking III, Inc. may be deemed to Beneficially Own the shares of Common Stock owned of record by the other Stockholders listed under the title "DLJ Stockholders" on Schedule 1 and shares of Common Stock owned of record by Susan C. Schnabel. As of the date hereof, such Stockholder's Existing Shares constitute all of the shares of Common Stock Beneficially Owned or owned of record by such Stockholder. Such Stockholder has and will have at all times through the Closing Date sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in ARTICLE II hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder's Existing Shares and with respect to all of the Covered Shares owned of record by such Stockholder at all times through the Closing Date.

        Section 3.2    Representations and Warranties of Parent.     Parent hereby represents and warrants to each Stockholder as follows:

        (a)    Organization; Authorization; Validity of Agreement; Necessary Action.     Parent has the legal capacity and all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders and the Company, constitutes a valid and binding obligation of Parent, enforceable against it in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally.

ARTICLE IV
OTHER COVENANTS

        Section 4.1    Prohibition on Transfers, Other Actions.     Except as provided for in the Contribution Agreement, each Stockholder hereby agrees not to (i) Transfer any of such Stockholder's Covered Shares or any interest therein, (ii) enter into any agreement, arrangement or understanding with any Person, or take any other action, that violates or conflicts with or would reasonably be expected to violate or conflict with, or result in or give rise to a violation of or conflict with, such Stockholder's representations, warranties, covenants and obligations under this Agreement, or (iii) take any action that could restrict or otherwise affect such Stockholder's legal power, authority and right to comply with and perform such Stockholder's covenants and obligations under this Agreement.

        Section 4.2    Stock Dividends, etc.     In the event of a stock split, stock dividend or distribution, or any change in the Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms "Existing Shares" and "Covered Shares" shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

        Section 4.3    Further Assurances.     From time to time, at Parent's reasonable request and without further consideration, each Stockholder shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to effect the actions and consummate the transactions contemplated by this Agreement.

ARTICLE V
MISCELLANEOUS

        Section 5.1    Termination.     This Agreement shall terminate and be of no further force or effect upon the earlier to occur of (i) the Closing and (ii) the date of termination of the Merger Agreement in accordance with its terms. Nothing in this Section 5.1 shall relieve any party of, or otherwise limit any party's, liability for willful breach of this Agreement.

        Section 5.2    Stop Transfer Order.     In furtherance of this Agreement, each Stockholder hereby authorizes and instructs the Company to instruct its transfer agent to enter a stop transfer order with respect to all of such Stockholder's Covered Shares. The Company agrees that as promptly as practicable after the date of this Agreement, it shall give such stop transfer instructions to the transfer agent for the Common Stock.

        Section 5.3    Director Matters Excluded.     Parent acknowledges and agrees that no provision of this Agreement shall limit or otherwise restrict any Stockholder (or any employee of any Stockholder or its affiliates) with respect to any act or omission that he or she may undertake or authorize in his or her capacity as a member of Company's Board of Directors, including, without limitation, any vote that any Stockholder (or any employee of any Stockholder or its affiliates) may make as a director of the Company with respect to any matter presented to the Company's Board of Directors.

        Section 5.4    No Ownership Interest.     Nothing contained in this Agreement shall be deemed to vest in Parent or any other Person any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the applicable Stockholder, and neither Parent nor any Person shall have authority to direct any Stockholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

        Section 5.5    Notices.     All notices and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 5.5):

          (a)   if to Parent to:

      c/o Scotia Waterous
      711 Louisiana Street, Suite 1400
      Pennzoil Place, South Tower
      Houston, Texas 77002
      Attn: Tym Tombar
      Fax: (713) 759-7431
      With a copy to:
      Vinson & Elkins LLP
      1001 Fannin Street, Suite 2500
      Houston, Texas 77002
      Attn: Nicole E. Clark
      Fax: (713) 615-5950

          (b)   if to the Company (for purposes of Section 5.2) to:

      Pinnacle Gas Resources, Inc.
      1 East Alger
      Sheridan, Wyoming 82801
      Attn: Tom McGonagle
      Fax: (307) 673-9711

      With a copy to:

      Joe Perillo
      Locke Lord Bissell & Liddell LLP
      600 Travis Street
      Suite 2800
      Houston, Texas 77002
      Fax: (713) 229-2610

          (c)   if to any Stockholder, then at the address set forth below its name on Schedule 1 hereto.

        Section 5.6    Interpretation.     The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        Section 5.7    Headings.     The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

        Section 5.8    Counterparts.     This Agreement may be executed by facsimile and in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

        Section 5.9    Entire Agreement.     This Agreement, the Contribution Agreement and, to the extent referenced herein, the Merger Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

        Section 5.10    Mutual Drafting.     Each party has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if it is drafted by all the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

        Section 5.11    Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

        (a)   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

        (b)   Each of the parties irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve in accordance with this Section 5.11, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

        (c)   EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        Section 5.12    Amendment; Waiver.     This Agreement may not be amended except by an instrument in writing signed by Parent and, to the extent such amendment relates to a Stockholder, such Stockholder, provided that any amendment to Section 5.2 shall also require the consent of the Company. Each party may waive any right of such party hereunder by an instrument in writing signed by such party and delivered to Parent and the applicable Stockholder(s).

        Section 5.13    Specific Performance.     Each party agrees that irreparable damage may occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

        Section 5.14    Severability.     Any term or provision of this Agreement which is determined by a court of competent jurisdiction to be invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, and if any provision of this Agreement is determined to be so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable, in all cases so long as neither the economic nor legal substance of the transactions contemplated hereby is affected in any manner materially adverse to any party or its stockholders. Upon any such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

        Section 5.15    Successors and Assigns; Third Party Beneficiaries.     Neither this Agreement nor any of the rights or obligations of any party under this Agreement shall be assigned, in whole or in part (by operation of law or otherwise), by any party without the prior written consent of Parent and the Stockholders, except that, without such prior written consent, Parent may assign this Agreement (in whole or in part) to any Person to which it assigns any of its rights or obligations under the Merger Agreement in accordance therewith. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

[Remainder of this page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

POWDER HOLDINGS, LLC
By:	/s/ Tym Tombar
	Name:	Tym Tombar
	Title:	Managing Director
PINNACLE GAS RESOURCES, INC.
By:	/s/ Peter G. Schoonmaker
	Name:	Peter G. Schoonmaker
	Title:	President & CEO
DLJ MERCHANT BANKING PARTNERS III, L.P.
By:	DLJ Merchant Banking III, Inc., its Managing General Partner
By:	/s/ Kenneth J. Lohsen
	Name:	Kenneth J. Lohsen
	Title:	Vice President
DLJ MERCHANT BANKING III, INC., as Advisory General Partner on Behalf of DLJ OFFSHORE PARTNERS III, C.V.
By:	/s/ Kenneth J. Lohsen
	Name:	Kenneth J. Lohsen
	Title:	Vice President

SIGNATURE PAGE TO
VOTING AGREEMENT

DLJ MERCHANT BANKING III, INC., as Advisory General Partner on Behalf of DLJ OFFSHORE PARTNERS III-1, C.V. and as Attorney-in-Fact for DLJ Merchant Banking III, L.P., as Domestic Associate General Partner of DLJ OFFSHORE PARTNERS III-1, C.V.

By:	/s/ Kenneth J. Lohsen
	Name:	Kenneth J. Lohsen
	Title:	Vice President

DLJ MERCHANT BANKING III, INC., as Advisory General Partner on Behalf of DLJ OFFSHORE PARTNERS III-2, C.V. and as Attorney-in-Fact for DLJ Merchant Banking III, L.P., as Domestic Associate General Partner of DLJ OFFSHORE PARTNERS III-2, C.V.

By:	/s/ Kenneth J. Lohsen
	Name:	Kenneth J. Lohsen
	Title:	Vice President
DLJ MB PARTNERSIII GMBH & CO. KG
By:	DLJ Merchant Banking III, Inc., the General Partner of DLJ Merchant Banking III, L.P., its Managing Limited Partner.
By:	/s/ Kenneth J. Lohsen
	Name:	Kenneth J. Lohsen
	Title:	Vice President
By:	DLJ MB GmbH, its General Partner
By:	/s/ Kenneth J. Lohsen
	Name:	Kenneth J. Lohsen
	Title:	Vice President

SIGNATURE PAGE TO
VOTING AGREEMENT

MILLENNIUM PARTNERS II, L.P.
By:	DLJ Merchant Banking III, Inc., its Managing General Partner
By:	/s/ Kenneth J. Lohsen
	Name:	Kenneth J. Lohsen
	Title:	Vice President
MBP III PLAN INVESTORS, L.P.
By:	DLJ LBO Plans Management Corporation II, its General Partner
By:	/s/ Kenneth J. Lohsen
	Name:	Kenneth J. Lohsen
	Title:	Vice President
DLJ MERCHANT BANKING III, INC.
By:	/s/ Kenneth J. Lohsen
	Name:	Kenneth J. Lohsen
	Title:	Vice President
CCBM, Inc.
By:	/s/ S. P. Johnson
	Name:	S. P. Johnson
Title:
By:	/s/ Peter G. Schoonmaker
Peter G. Schoonmaker
By:	/s/ Ronald T. Barnes
Ronald T. Barnes
By:	/s/ Thomas G. McGonagle
Thomas G. McGonagle

SIGNATURE PAGE TO
VOTING AGREEMENT

By:	/s/ Robert L. Cabes, Jr.
Robert L. Cabes, Jr.
By:	/s/ Jeffrey P. Gunst
Jeffrey P. Gunst
By:	/s/ S. P. Johnson, IV
S. P. Johnson, IV
By:	/s/ F. Gardner Parker
F. Gardner Parker

SIGNATURE PAGE TO
VOTING AGREEMENT

Schedule 1

Stockholders

DLJ Stockholders

DLJ Merchant Banking Partners III, L.P.
DLJ Offshore Partners III, C.V.
DLJ Offshore Partners III-1, C.V.
DLJ Offshore Partners III-2, C.V.
DLJ MB PartnersIII GmbH & Co. KG
Millennium Partners II, L.P.
MBP III Plan Investors, L.P.
DLJ Merchant Banking III, Inc.

Address for Notices:

c/o DLJ Merchant Banking Partners III, L.P.
2121 Avenue of the Stars
Los Angeles, California 90067
Attn: Susan Schnabel
Fax: (310) 712-2711

With a copy to:
DLJ Merchant Banking Partners
Eleven Madison Avenue
New York, New York 10010
Attention: Daniel Gewirtz, Director and Counsel
Fax: (212) 325-2663

With a copy to:
Davis Polk & Wardwell LLP
450 Lexington Ave.
New York, New York 10017
Attn: Nancy L. Sanborn
Fax: (212) 701-5955

Non-DLJ Stockholders

CCBM, Inc.

Address for Notices:

c/o Carrizo Oil & Gas, Inc.
Attn: Chip Johnson
1000 Louisiana, Suite 1500
Houston, TX 77002

Peter G. Schoonmaker

Address for Notices:

1 East Alger Street
Sheridan Wyoming, 82801

Ronald T. Barnes

1

Address for Notices:

1 East Alger Street
Sheridan Wyoming, 82801

Thomas G. McGonagle

Address for Notices:

1 East Alger
Sheridan, Wyoming, 82801

Robert L. Cabes, Jr.

Address for Notices:

1000 Louisiana, Ste. 1200
Houston, TX 77002

Jeffrey P. Gunst

Address for Notices:

1000 Louisiana, Ste. 1200
Houston, TX 77002

S. P. Johnson, IV

Address for Notices:

Carrizo Oil & Gas, Inc.
Attn: Chip Johnson
1000 Louisiana, Suite 1500
Houston, TX 77002

F. Gardner Parker

Address for Notices:

2901 Drexel
Houston, TX 77027

2

Exhibit C

February 23, 2010

Special Committee of the Board of Directors
Pinnacle Gas Resources, Inc.
1 East Alger
Sheridan, WY 82801

Members of the Special Committee of the Board:

        You have asked us to advise you with respect to the fairness, from a financial point of view, to the holders of common stock, par value $0.01 per share (the "Common Stock"), of Pinnacle Gas Resources, Inc., a Delaware corporation (the "Company"), of the Consideration (as defined below) to be received pursuant to an Agreement and Plan of Merger (the "Agreement") to be entered into by and among Powder Holdings, LLC, a Delaware limited liability company ("Parent"), Powder Acquisition Co., a Delaware corporation and a direct, wholly owned subsidiary of Parent ("Merger Sub") and the Company. Pursuant to the Agreement, Merger Sub shall merge with and into the Company (the "Merger") and each share of Common Stock that is issued and outstanding immediately prior to the Effective Time (subject to certain exceptions specified in the Agreement) will be canceled and converted into the right to receive an amount equal to $0.34 per share of Common Stock in cash (the "Consideration"). All capitalized terms used but not defined herein shall have the meaning as ascribed to them in the Agreement.

        In arriving at our opinion, we have, among other things:

            (i)  reviewed a draft, dated February 23, 2010, of the Agreement;

           (ii)  reviewed certain publicly available business and financial information relating to the Company, including the Company's Annual Reports on Form 10-K for each of the years in the two year period ended December 31, 2008 and the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009;

          (iii)  reviewed certain financial statements of the Company and other business, financial and operating information relating to the Company provided to us by management of the Company, including draft financial information for the quarter ended December 31, 2009;

          (iv)  reviewed certain economic, reserve and production reports provided to us by the Company's third party reservoir engineering consultants, including a draft reserve report for the year ended 2009;

           (v)  reviewed certain publicly available business and financial information relating to the industry in which the Company operates;

          (vi)  reviewed the stock price and trading history of the Common Stock;

         (vii)  discussed the business and prospects of the Company with certain members of the Company's management;

        (viii)  reviewed certain business, financial and other information relating to the Company, including financial and engineering forecasts, estimates and projections for the Company provided to or discussed with us by the management of the Company and the Company's independent reservoir engineers;

          (ix)  reviewed certain financial and stock trading data and information for the Company and compared that data and information with corresponding data and information, including estimates, for companies with publicly traded securities that we deemed relevant;

           (x)  reviewed certain financial terms of the proposed Merger and compared those terms with the financial terms of certain other business combinations and other transactions which have recently been effected or announced;

          (xi)  performed a discounted cash flow analysis, which relied on management forecasts provided by the Company;

         (xii)  performed a net asset value analysis, based upon reserve report forecasts provided by the Company's independent reservoir engineers; and

        (xiii)  considered such other information, financial studies, analyses and investigations and financial, economic and market criteria that we deemed relevant.

        In connection with our review, we have not independently verified any of the engineering, financial, accounting, legal, tax and other information we reviewed and we have assumed and relied upon such information being complete and accurate in all material respects. We have further relied upon the assurances of the Company that it is not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial and engineering forecasts, estimates and projections provided to or discussed with us by the Company and the Company's independent reservoir engineers that we have used in our analyses, management of the Company and the Company's independent reservoir engineers have advised us, and we have assumed, that such forecasts, estimates and projections have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of the Company and the Company's independent reservoir engineers (or, with respect to the forecasts, estimates and projections obtained from public sources, represent reasonable estimates) as to the future financial performance of the Company and we express no view and assume no responsibility for the assumptions, estimates and judgments on which such forecasts, estimates and projections were based. We have further assumed, with your consent, that such financial and engineering forecasts, estimates and projections used in our analyses provide a reasonable basis for our opinion. This opinion is based substantially upon the financial and engineering forecasts, estimates and projections described above. We have also assumed, with your consent, that the financial results reflected in such forecasts, estimates and projections will be realized in the amounts and at the times projected, and we assume no responsibility for and express no view as to such forecasts, estimates and projections or the assumptions on which they are based. Further, without limiting the foregoing, we have, with your consent, assumed, without independent verification, that the historical and projected financial information provided to us by the Company accurately reflects the historical and projected operations of the Company, and that there has been no material change in the assets, financial condition, business or prospects of the Company since the respective dates of the most recent financial statements made available to us. We also have assumed, with your consent, that, in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company or the contemplated benefits of the Merger and that the Merger will be consummated in accordance with the terms of the Agreement without waiver, modification or amendment of any material term, condition or agreement thereof. We have also assumed that the Agreement, when executed by the parties thereto, will conform to the draft reviewed by us in all respects material to our analyses. We have also assumed that the representations and warranties made by the parties in the Agreement are accurate and complete and that each party will perform all of its covenants and obligations thereunder. In addition, you have advised us and for purposes of our analyses and this opinion, we have assumed that (i) the Company is currently in violation of the current ratio covenant of its revolving credit facility, (ii) the Company is delinquent with respect to amounts owed on accounts payable, revenue distribution payable and ad valorem taxes and (iii) if the Merger is not consummated, the Company's ability to function as a going concern will be severely impaired which may lead to a voluntary or involuntary bankruptcy, restructuring or liquidation of the Company, in which holders of Common Stock would likely receive little or no value.

We have not evaluated the solvency or fair value of any party to the Agreement under any state or federal laws relating to bankruptcy, insolvency or similar matters and do not express an opinion as to the value of any assets of the Company, whether at current market prices or in the future.

        Our opinion addresses only the fairness, from a financial point of view, to the holders of Common Stock of the Consideration to be received by such holders in the Merger pursuant to the Agreement and does not address any other aspect or implication of the Merger or any agreement, arrangement or understanding entered into in connection with the Merger or otherwise, including, without limitation, any tax implications of the Merger or the fairness of the amount or nature of, or any other aspect relating to, any compensation to any officers, directors or employees of any party to the Merger, or class of such persons, relative to the Consideration to be received in the Merger by the holders of Common Stock or otherwise. We express no opinion with respect to any other reasons, legal, business, or otherwise, that may support the decision of the Board of Directors of the Company (the "Board") or the Special Committee of the Board (the "Special Committee") to approve or cause the Company to enter into or consummate the Merger. The issuance of this opinion was approved by an authorized internal committee of FBR Capital Markets & Co. ("FBR").

        We have made no independent investigation of any legal matters involving the Company, Merger Sub or Parent, and we have assumed the correctness of all statements with respect to legal matters made or otherwise provided to the Company and us by the Company's counsel. Without limiting the generality of the foregoing, we have not assumed any responsibility for the independent analysis of any pending or threatened claims, disputes, litigation or arbitration proceedings, governmental proceedings or investigations, or other contingent liabilities, to which either the Company or its affiliates is a party or may be subject, and, with your consent, our opinion does not consider the possible assertion of claims, outcomes, damages or recoveries arising out of any such matters.

        Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. Any change in such conditions would require a reevaluation of this opinion, which we are under no obligation to undertake. We assume no responsibility to update or revise our opinion based upon events or circumstances occurring after the date hereof. Our opinion does not address the relative merits of the Merger as compared to alternative transactions or strategies that might be available to the Company or any other party to the Merger, nor does it address the underlying business decision of the Board, the Special Committee, the Company or any other party to the Merger to proceed with the Merger.

        Furthermore, in connection with this opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (contingent or otherwise) of the Company or any other party, nor were we provided with any such appraisal or evaluation. We did not estimate, and express no opinion regarding, the liquidation value of any entity.

        FBR, as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. We have been engaged as financial advisor to the Special Committee in connection with the Merger and will receive a fee for rendering this opinion, which is not contingent upon the successful completion of the Merger, but which fee will not be paid until the consummation of the Merger. In addition, the Company has agreed to indemnify us and certain related parties for certain liabilities arising out of or related to our engagement and to reimburse us for certain expenses incurred in connection with our engagement.

        We and our affiliates have in the past provided and are currently providing investment banking and other financial services to the Company and its affiliates, for which we and our affiliates have received and would expect to receive compensation, including having acted as placement agent in a private placement of equity securities of the Company in April 2006 and as lead underwriter in the Company's initial public offering in June 2007. We and our affiliates may in the future provide financial advice and services to the Company or Parent and their respective affiliates for which we and our affiliates would also expect to receive compensation. We are a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company and Parent and any other company that may be involved in the Merger, as well as provide investment banking and other financial services to such companies.

        It is understood that this opinion is for the information of the Special Committee in connection with its consideration of the Merger. This opinion does not constitute a recommendation to the Special Committee, the Board or any other person with respect to the Merger. This opinion does not constitute advice or a recommendation to any investor or security holder of the Company or any other person as to how such investor, security holder or other person should vote or act on any matter relating to the proposed Merger or otherwise.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be received by the holders of Common Stock in the Merger pursuant to the Agreement is fair to such holders from a financial point of view.

Very truly yours,
FBR Capital Markets & Co.
By:	/s/ Charlie Thompson Charlie Thompson Senior Managing Director

Exhibit D

DISSENTERS' RIGHTS PROVISIONS

GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

§ 262. Appraisal rights.

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

          (2)   Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30-32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21; 76 Del. Laws, c. 145, §§ 11-16; 77 Del. Laws, c. 14, §§ 12, 13.)

Exhibit E

Execution Copy

CONTRIBUTION AGREEMENT

        CONTRIBUTION AGREEMENT (this "Agreement") dated as of February 23, 2010 among Powder Holdings, LLC, a Delaware limited liability company ("Parent"), the DLJ Entities (as defined below) and Scotia Waterous (USA) Inc. ("Scotia Waterous").

        1.     Reference is made to the Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), by and among Parent, Powder Acquisition Co., a Delaware corporation and a subsidiary of Parent ("Merger Sub"), and Pinnacle Gas Resources, Inc., a Delaware corporation (the "Company"). Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Merger Agreement.

        2.     Scotia Waterous intends to form the SW Fund (as defined in the Amended and Restated Limited Liability Company Agreement of Parent, in the form of that certain draft, dated as of February 23, 2010, as previously agreed to by the parties (the "LLC Agreement")). If and when the SW Fund is formed (assuming any such formation occurs prior to the Closing or any termination of the Merger Agreement), Scotia Waterous will cause the SW Fund to agree that upon the satisfaction or waiver under the Merger Agreement of the conditions set forth in Article VI of the Merger Agreement and the other conditions set forth below in this paragraph, immediately prior to the Effective Time, the SW Fund shall contribute, directly or indirectly, to Parent a cash contribution that is sufficient to enable Merger Sub to consummate the Merger on the terms contemplated by the Merger Agreement in exchange for Class A Units as contemplated by the LLC Agreement (the "Commitment"). The obligation of the SW Fund to fund the Commitment shall be subject to receiving evidence from the DLJ Entities and Parent reasonably satisfactory to the SW Fund that Parent has received or will receive prior to the Effective Time, (i) the contribution of the Rollover Equity (as defined below) and (ii) the LLC Agreement executed by each of the parties thereto other than SW (as defined in the LLC Agreement).

        3.     Prior to any such formation of the SW Fund and the termination of the Merger Agreement, Scotia Waterous shall have the right, but not the obligation, to contribute to Parent a cash contribution that is sufficient to enable Merger Sub to consummate the Merger on the terms contemplated by the Merger Agreement in exchange for Class A Units as contemplated by the LLC Agreement. The parties hereto acknowledge and agree that if the SW Fund is not formed on or before the Closing or any termination of the Merger Agreement, Scotia Waterous shall have no obligations under this Agreement notwithstanding the fact that Parent has no substantial assets.

        4.     Upon receiving (a) notification from Parent of the satisfaction or waiver under the Merger Agreement of the conditions set forth in Article VI of the Merger Agreement (it being agreed for purposes of this Agreement that any condition precedent the satisfaction of which is dependent upon the contribution and other actions contemplated by this paragraph and which would be fully satisfied upon the making of such contribution and taking of such other actions shall be deemed to have been satisfied), (b) evidence from Parent reasonably satisfactory to the DLJ Entities (as defined below) that Parent has received or will have received, at the time of the contribution of Rollover Equity (as defined below), such cash contribution that is sufficient to enable Merger Sub to consummate the Merger on the terms contemplated by the Merger Agreement and (c) the LLC Agreement, duly executed, entered into and delivered by each of the parties thereto other than the DLJ Entities (as defined below), each of DLJ Merchant Banking Partners III, L.P., DLJ Offshore Partners III, C.V., DLJ Offshore Partners III-1, C.V., DLJ Offshore Partners III-2, C.V., DLJ MB PartnersIII GmbH & Co. KG, Millennium Partners II, L.P., MBP III Plan Investors, L.P. and DLJ Merchant Banking III, Inc. (each of which, a "DLJ Entity", and collectively, the "DLJ Entities") agrees that immediately prior to the Effective Time such DLJ Entity will (1) execute and enter into the LLC Agreement and (2) assign and contribute or cause to be assigned and contributed to Parent all ownership of and title to the shares of common stock of the Company, par value $0.01 per share ("Common Stock"), that such DLJ Entity holds immediately prior to the Effective Time (the "Rollover Equity"), the aggregate amount of which is listed opposite such DLJ Entity's name under the heading "Rollover Commitment Amount" on Schedule 1 attached hereto (each such amount, the "Rollover Commitment Amount"), in exchange for the number of Class A Units (as defined in the LLC Agreement) listed opposite such DLJ Entity's name under the heading "Number of Class A Units To Be Received" on Schedule 1 attached hereto (such aggregate number of Class A Units, the "Exchange Units").

        5.     The parties hereto acknowledge and agree that unless and until the conditions set forth in clauses (a), (b) and (c) set forth in paragraph 4 are met, the DLJ Entities shall have no obligations under this Agreement.

        6.     Scotia Waterous represents and warrants to Parent and each DLJ Entity as follows:

          (a)   This Agreement is a valid and binding obligation of Scotia Waterous enforceable against Scotia Waterous in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally or by general principles or equity.

          (b)   The execution, delivery and performance by Scotia Waterous of this Agreement do not and will not (i) require any consent or other action by any Person under, or (ii) constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in any breach of or give rise to any right of termination, cancellation, amendment or acceleration of, any right or obligation of Scotia Waterous, except for such violations, consents, actions, defaults, rights or obligations which would not adversely affect the ability of Scotia Waterous to perform its obligations hereunder.

        7.     Each of the DLJ Entities hereby represents and warrants to Parent as follows:

          (a)   This Agreement is a valid and binding obligation of such DLJ Entity enforceable against such DLJ Entity in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally or by general principles or equity.

          (b)   The execution, delivery and performance by such DLJ Entity of this Agreement do not and will not (i) require any consent or other action by any Person under, or (ii) constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in any breach of or give rise to any right of termination, cancellation, amendment or acceleration of, any right or obligation of such DLJ Entity, except for such violations, consents, actions, defaults, rights or obligations which would not adversely affect such DLJ Entity's ability to perform its obligations hereunder.

          (c)   Such DLJ Entity (other than DLJ Merchant Banking III, Inc.) has and will have immediately prior to the Effective Time the shares of Common Stock necessary to effect the transfer of its Rollover Commitment Amount. In the case of DLJ Merchant Banking III, Inc., such DLJ Entity will have immediately prior to the Effective Time the shares of Common Stock necessary to effect the transfer of its Rollover Commitment Amount.

        8.     Parent hereby represents and warrants to the DLJ Entities as follows:

          (a)   This Agreement is a valid and binding obligation of Parent enforceable against Parent in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally or by general principles or equity.

          (b)   The execution, delivery and performance by Parent of this Agreement do not and will not (i) require any consent or other action by any Person under, or (ii) constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in any breach of or give rise to any right of termination, cancellation, amendment or acceleration of, any right or obligation of Parent, except for such violations, consents, actions, defaults, rights or obligations which would not adversely affect Parent's ability to perform its obligations hereunder.

          (c)   Parent has and will have immediately prior to the Effective Time the number of Units (as defined in the LLC Agreement) necessary to effect the transfer of the Exchange Units, which Units will have been duly authorized and, when issued at the Effective Time, will be validly issued, free and clear of any lien or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Units), except as set forth in the LLC Agreement.

        9.     This Agreement shall terminate and be of no further force or effect upon the earlier to occur of (i) the Closing and (ii) the date of termination of the Merger Agreement in accordance with its terms. Nothing in this paragraph shall relieve any party of, or otherwise limit any party's, liability for breach of any obligation to fund the Commitment or to transfer any such party's Rollover Commitment Amount as provided herein.

        10.   Except as set forth in a written instrument signed on behalf of each party, (i) this Agreement may not be terminated (except as otherwise provided herein) or amended and (ii) no provision of this Agreement may be waived or modified.

        11.   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

        12.   Each of the parties irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve in accordance with this paragraph, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

        13.   EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        14.   This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

POWDER HOLDINGS, LLC
By:	Scotia Waterous (USA) Inc.,
its Sole Member
By:
	Name:	Tym Tombar
	Title:	Managing Director
SCOTIA WATEROUS (USA) INC.
By:
	Name:	Tym Tombar
	Title:	Managing Director

SIGNATURE PAGE TO
CONTRIBUTION AGREEMENT

DLJ MERCHANT BANKING PARTNERS III, L.P.
By:	DLJ Merchant Banking III, Inc., its Managing General Partner
By:
Name:
Title:
DLJ MERCHANT BANKING III, INC., as Advisory General Partner on Behalf of DLJ OFFSHORE PARTNERS III, C.V.
By:
Name:
Title:

DLJ MERCHANT BANKING III, INC., as Advisory General Partner on Behalf of DLJ OFFSHORE PARTNERS III-1, C.V. and as Attorney-in-Fact for DLJ Merchant Banking III, L.P., as Domestic Associate General Partner of DLJ OFFSHORE PARTNERS III-1, C.V.

By:
Name:
Title:

SIGNATURE PAGE TO
CONTRIBUTION AGREEMENT

DLJ MERCHANT BANKING III, INC., as Advisory General Partner on Behalf of DLJ OFFSHORE PARTNERS III-2, C.V. and as Attorney-in-Fact for DLJ Merchant Banking III, L.P., as Domestic Associate General Partner of DLJ OFFSHORE PARTNERS III-2, C.V.

By:
Name:
Title:
DLJ MB PARTNERSIII GMBH & CO. KG
By:	DLJ Merchant Banking III, Inc., the General Partner of DLJ Merchant Banking III, L.P., its Managing Limited Partner
By:
Name:
Title:
By:	DLJ MB GmbH, its General Partner
By:
Name:
Title:
MILLENNIUM PARTNERS II, L.P.
By:	DLJ Merchant Banking III, Inc., its Managing General Partner
By:
Name:
Title:

SIGNATURE PAGE TO
CONTRIBUTION AGREEMENT

MBP III PLAN INVESTORS, L.P.
By:	DLJ LBO Plans Management Corporation II, its General Partner
By:
Name:
Title:
DLJ MERCHANT BANKING III, INC.
By:
Name:
Title:

SIGNATURE PAGE TO
CONTRIBUTION AGREEMENT

Schedule 1
Rollover Commitment Amount

Name of DLJ Entity	Rollover Commitment Amount	Number of Class A Units To Be Received
DLJ Merchant Banking Partners III, L.P.	7,262,847	2,469,368
DLJ Offshore Partners III, C.V.	389,770	132,522
DLJ Offshore Partners III-1, C.V.	129,621	44,071
DLJ Offshore Partners III-2, C.V.	92,297	31,381
DLJ MB PartnersIII GmbH & Co. KG	61,249	20,825
Millennium Partners II, L.P.	35,112	11,938
MBP III Plan Investors, L.P.	1,628,606	553,726
DLJ Merchant Banking III, Inc.	151,760	51,598
	—	—

Total	9,751,262	3,315,429

Exhibit F

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-K

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2009
OR
☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

Commission file no. 001-33457

Pinnacle Gas Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	30-0182582 (I.R.S. Employer Identification No.)
1 E. Alger Street Sheridan, Wyoming (Address of principal executive offices)	82801 (Zip code)

Registrant's telephone number, including area code: (307) 673-9710

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Name of Each Exchange on Which Registered
Common Stock	Nasdaq Global Market

Securities Registered Pursuant to Section 12(g) of the Exchange Act:
None

         Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐    No ☒

         Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act. Yes ☐    No ☒

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

         Indicate by check mark whether the registrant has submitted electronically and posted on its corporate web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this Chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☐    No ☐

         Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☒

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large Accelerated Filer ☐	Accelerated Filer ☐	Non-Accelerated Filer ☐ (Do not check if a smaller reporting company)	Smaller Reporting Company ☒

         Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐    No ☒

         The aggregate market value of the registrant's common stock held by non-affiliates of the registrant was approximately $7,357,503 as of June 30, 2009 (based on a closing price of $0.38 per share). This figure excludes shares of common stock beneficially owned of 10,360,262.

         30,320,525 shares of the registrant's common stock were outstanding as of March 30, 2010.

PINNACLE GAS RESOURCES, INC.

Index to Form 10-K

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

        We are including the following discussion to inform you of some of the risks and uncertainties that can affect our company and to take advantage of the "safe harbor" protection for forward-looking statements that applicable federal securities law affords. Various statements in this annual report on Form 10-K, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements. These include statements relating to such matters as:

  •
  our financial position or operating results;

  •
  projections and estimates concerning the timing and success of specific projects;

  •
  our business strategy;

  •
  our budgets;

  •
  the amount, nature and timing of capital expenditures;

  •
  the drilling of wells;

  •
  the development of recently acquired natural gas and oil properties;

  •
  the timing and amount of future production of natural gas and oil;

  •
  our operating costs and other expenses;

  •
  our estimated future net revenues from natural gas and oil reserves and the present value thereof;

  •
  our cash flow and anticipated liquidity; and

  •
  our other plans and objectives for future operations.

        When we use the words "believe," "intend," "expect," "may," "should," "anticipate," "could," "estimate," "plan," "predict," "project," their negatives, or other similar expressions, the statements which include those words are usually forward-looking statements. When we describe strategy that involves risks or uncertainties, we are making forward-looking statements. The forward-looking statements in this annual report on Form 10-K speak only as of the date of this report. We disclaim any obligation to update these statements unless required by securities law, and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks, contingencies and uncertainties relate to, among other matters, the following:

  •
  the availability of capital;

  •
  fluctuations in the commodity prices for natural gas and crude oil and their related effects, including on cash flows and potential impairments of oil and gas properties;

  •
  regional price differentials;

  •
  the extent of our success in discovering, developing and producing reserves, including the risks inherent in exploration and development drilling, well completion and other development activities;

  •
  the lack of liquidity of our equity securities;

i

  •
  the substantial capital expenditures required for construction of pipelines and the drilling of wells and the related need to fund such capital requirements through commercial banks and/or public securities markets;

  •
  engineering, mechanical or technological difficulties with operational equipment, in well completions and workovers, and in drilling new wells;

  •
  the effects of government regulation and permitting and other legal requirements;

  •
  the uncertainty inherent in estimating future natural gas and oil production or reserves;

  •
  production variances from expectations;

  •
  our ability to develop and replace reserves;

  •
  operating hazards attendant to the natural gas and oil business, including down-hole drilling and completion risks that are generally not recoverable from third parties or insurance;

  •
  potential mechanical failure or under-performance of significant wells;

  •
  environmental-related problems;

  •
  the availability and cost of materials and equipment;

  •
  our dependence upon key personnel;

  •
  our ability to find and retain skilled personnel;

  •
  delays in anticipated start-up dates;

  •
  disruptions of, capacity constraints in or other limitations on our or others' pipeline systems;

  •
  land issues and the costs associated with perfecting title for natural gas rights in some of our properties;

  •
  our ability to effectively market our production;

  •
  competition from, and the strength and financial resources of, our competitors; and

  •
  general economic conditions.

        When you consider these forward-looking statements, you should keep in mind these factors and the other factors discussed under the "Risk Factors" section of this annual report on Form 10-K for the year ended December 31, 2009.

ii

PART I

ITEMS 1 AND 2    BUSINESS AND PROPERTIES

General

        Pinnacle Gas Resources, Inc. (Pinnacle), is an independent energy company engaged in the acquisition, exploration and development of domestic onshore natural gas reserves. We primarily focus our efforts on the development of coalbed methane, or CBM, properties located in the Rocky Mountain region, and we are a substantial holder of CBM acreage in the Powder River Basin. We have assembled a large, predominantly undeveloped CBM leasehold position, which we believe positions us for significant long-term growth in production and proved reserves. In addition, we own approximately 90% of the rights to develop conventional and unconventional oil and natural gas in zones below our existing CBM reserves. Substantially all of our undeveloped acreage as of December 31, 2009 was located in the northern end of the Powder River Basin in northeastern Wyoming and southern Montana.

        As of December 31, 2009, we owned natural gas and oil leasehold interests in approximately 424,000 gross (308,000 net) acres, approximately 90% of which were undeveloped. At December 31, 2009, we had estimated net proved reserves of 15.0 Bcf, based on the first day of the month, twelve month average Colorado Interstate Gas, or CIG, index price of approximately $3.04 per Mcf. These net proved reserves were located on approximately 10% of our net acreage. Based on our drilling results to date, analysis of drilling logs and third-party results in adjacent areas, we believe that our remaining undeveloped CBM acreage has substantial commercial potential. None of our acreage or producing wells is associated with coal mining operations.

        As of December 31, 2009, we owned interests in 571 gross (319 net) producing wells and operated 97% of these wells. During the year ended December 31, 2009, we drilled 1 gross (1 net) well and produced an average of 7.6 MMcf per day net to our interest. During 2008, we drilled 117 gross (82 net) wells and produced an average of 10.6 MMcf per day net to our interest.

        The continued credit crisis and related turmoil in the global financial system have had an adverse impact on our business and financial condition. In addition, the price of natural gas declined significantly in 2008 and has remained low in 2009. Therefore, total capital expenditures were limited to $4.2 million in 2009. As a result of low CIG index prices, the economic climate and our limited capital resources, we expect to continue operating during 2010 with a reduced capital expenditure plan. Under our plan, we will generally make expenditures only as necessary to secure drilling permits in strategic areas, drill wells that secure leasehold positions and construct the necessary infrastructure to complete and hook-up wells that have already been drilled. Our capital expenditure budget for 2010 will be dependent upon CIG index prices, our cash flows and the availability of additional capital resources. On February 23, 2010, Pinnacle Gas Resources, Inc. entered into a merger agreement with Powder Holdings, LLC (please see Note 19).

Our Powder River Basin and Green River Basin CBM Projects

        During the period from our formation in June 2003 to December 31, 2009, we completed 777 gross (435 net) of the 818 gross (469 net) CBM wells that were drilled in the Powder River and Green River Basins. As necessary infrastructure becomes available, we expect to complete the remaining gross wells drilled through December 31, 2009.

  Powder River Basin

        Our Powder River Basin properties are located in Wyoming and Montana. Our acreage position in the northern end of the Powder River Basin is generally contiguous, providing us with critical mass and the ability to execute large-scale development projects in our operating areas.

  •
  Wyoming.  Our principal Wyoming properties in the Powder River Basin are located in two distinct project areas: Recluse and Cabin Creek. As of December 31, 2009, we held approximately 96,000 gross (59,000 net) acres in the Powder River Basin in Wyoming for prospective CBM development and we operated over 96% of this acreage. As of December 31, 2009, we had 257 approved drilling permits for our Powder River Basin properties in Wyoming and we are in the process of applying for an additional 302 drilling permits which we expect to be approved in 2010 and 2011.

  •
  Montana.  Our Montana properties are located in four project areas: Kirby, Deer Creek, Bear Creek and Bradshaw. As of December 31, 2009, we held approximately 295,000 gross (217,000 net) acres in Montana for prospective CBM development and we operated 100% of this acreage. As of December 31, 2009 we drilled 1 gross (1 net) well in the Kirby area. As of December 31, 2009, we had 32 approved drilling permits for our Montana properties and we are in the process of applying for an additional 238 drilling permits which we expect to be approved from 2010 through 2012. Of these additional permits, 115 are on fee and state land and 123 are on federal land.

  Green River Basin

        On April 20, 2006, we acquired undeveloped natural gas properties, including related interests and assets, located in the Green River Basin of Wyoming from Kennedy Oil for an aggregate purchase price of approximately $27.0 million in cash. Our Green River Basin properties are located in the northeast area of Sweetwater County, Wyoming. As of December 31, 2009, our properties in the Green River Basin consisted of approximately 33,000 gross (32,000 net) undeveloped acres for prospective CBM development in the Fort Union Big Red Coal formation. As of December 31, 2009, we operated 100% of this acreage. As part of our initial acquisition, we also acquired 20 shut-in wells and 23 approved drilling permits and a 65% working interest in existing deep rights below the base of the Fort Union formation. We have begun developing a water management system for the Green River Basin areas. We are currently waiting on approval of our water management plan from the Wyoming Bureau of Land Management which we expect to receive in late 2010. It is more expensive to drill in the Green River Basin because of the increased depth of the wells, the increased cost of water management in the area and the need for additional infrastructure.

        As of December 31, 2009, we had 14 approved drilling permits for our Green River Basin properties. We are in the process of applying for an additional 16 drilling permits which we expect to be approved in 2010. In addition, we are in the process of applying for 34 drilling permits for conventional wells, which we expect to be approved in 2010. As of December 31, 2009, we had no proved reserves established in our Green River Basin properties.

Summary of Our Powder River and Green River Basin Properties

	Producing Wells as of December 31, 2009		Producing Wells as of December 31, 2008
					Estimated Total Net Acres(1)
	Gross	Net	Gross	Net
Powder River Basin
Recluse	341	166	427	209	16,000
Cabin Creek	142	95	156	104	38,000
Kirby	22	14	23	15	43,000
Deer Creek	66	44	57	38	41,000
Bear Creek	0	0	0	0	64,000
Bradshaw	0	0	0	0	69,000
Other	0	0	0	0	5,000
Green River Basin	0	0	0	0	32,000

Total	571	319	663	366	308,000

(1)
Estimated as of December 31, 2009

Our History

        We were formed as a Delaware corporation in June 2003 by funds affiliated with DLJ Merchant Banking III, Inc., which we refer to collectively as DLJ Merchant Banking, and subsidiaries of Carrizo Oil & Gas, Inc., or Carrizo, and U.S. Energy Corporation, or U.S. Energy. Carrizo and U.S. Energy contributed oil and gas reserves and leasehold interests in approximately 81,000 gross (40,000 net) acres in exchange for shares of our common stock and options to purchase shares of our common stock. DLJ Merchant Banking completed several cash investments in us in exchange for shares of our common stock, Series A Redeemable Preferred Stock, and warrants to purchase additional shares of our common stock, and has been instrumental in providing capital to drive our growth. As of December 31, 2009, DLJ Merchant Banking and Carrizo owned approximately 32.3% and 8.4% of our outstanding common stock, respectively.

        In April 2006, we completed a private offering of 12,835,230 shares of our common stock to qualified institutional buyers, non-U.S. persons and accredited investors. Immediately prior to the initial closing of our private placement, DLJ Merchant Banking exchanged all of their warrants for 6,894,380 shares of common stock in a tax-free reorganization and each of Carrizo and U.S. Energy entered into a cashless exercise of all of their options for 584,102 shares of common stock, in each case based on the private placement price of $11.00 per share. Following the initial closing of our private placement, we redeemed all of the outstanding shares of Series A Redeemable Preferred Stock held by DLJ Merchant Banking with a portion of the proceeds we received in the private placement. In addition, following the final closing of our private placement, we used a portion of the proceeds we received in the private placement to repurchase an aggregate of 1,587,598 shares of common stock from DLJ Merchant Banking at a price per share equal to the private placement price of $11.00 per share less the initial purchaser's discount and placement fee. On September 22, 2006, DLJ Merchant Banking purchased all of the 2,459,102 shares of our common stock held by U.S. Energy and its affiliates in a private transaction.

        In May 2007, we completed an initial public offering of 3,750,000 shares of our common stock at a public offering price of $9.00 per share.

        In addition to the initial contribution of leasehold interests to us by U.S. Energy and Carrizo, during the period from our formation in June 2003 to December 31, 2009, we acquired leasehold interests covering approximately 343,000 gross (268,000 net) acres, primarily from three significant acquisitions:

  •
  In June 2003, we acquired approximately 57,000 gross (22,000 net) acres along with 210 gross (96 net) producing wells and shut-in wells in Wyoming from Gastar Exploration, Ltd. and certain of its affiliates.

  •
  In March 2005, we acquired approximately 223,000 gross (196,000 net) undeveloped acres for prospective CBM development in Montana and Wyoming from a subsidiary of Marathon Oil Corporation.

  •
  In April 2006, we acquired approximately 30,000 gross (29,000 net) undeveloped acres in the Green River Basin in Wyoming.

        Please see the information under the heading "Our Powder River Basin and Green River Basin CBM Projects—Green River Basin" in this annual report.

Capital Expenditure Plan

        The continued credit crisis and related turmoil in the global financial system have had an adverse impact on our business and financial condition. In addition, the prices of oil and natural gas declined significantly in 2008 and have remained low in 2009. During the year ended December 31, 2009, we drilled 1 gross (1) net well. We curtailed substantially all new drilling in 2009, and we have shut-in a number of wells that are not economic at current natural gas price levels. If natural gas prices remain low, we expect to continue to operate with a reduced capital expenditure plan. Under our reduced capital expenditure plan, we would generally make such expenditures only as necessary to secure drilling permits in strategic areas, drill wells that secure leasehold positions and construct the necessary infrastructure to complete and hook-up wells that have already been drilled. The CIG index price has been extremely volatile during 2008 and 2009 and at times reached unusually low levels. For instance, the CIG monthly index price per Mcf was $1.33 on April 14, 2009 and $5.75 on December 30, 2009. If we do not have sufficient cash flows and cannot obtain capital through our credit facility or otherwise, our ability to execute our development and acquisition plans, replace our reserves and maintain production levels could be greatly limited. If natural gas prices do not improve, we will consider alternatives to increase liquidity, including asset sales and issuances of equity. Our capital expenditure budget for 2010 will be dependent upon CIG index prices, our cash flows and the availability of additional capital resources. For a discussion of our credit facility and other matters that may limit our ability to execute our 2010 capital expenditure plan, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity—Credit Facility."

        Throughout 2009, we actively marketed certain assets to raise additional capital and are also reviewing alternatives for raising additional capital through equity and debt financing, capital restructuring and possible mergers (please see Note 19 in the notes to the audited financial statements). We sold our high pressure gas gathering system in our Cabin Creek project area in Wyoming and our remaining interest in the Arvada project area in Wyoming in April 2009. In addition, we entered into a Merger Agreement dated February 23, 2010 (please see Note 19 in the notes to the audited financial statements). Although we are pursuing various alternatives to provide additional liquidity, there is no assurance of the likelihood or timing of any of these transactions.

Overview of the CBM Industry and the Powder River Basin

        CBM is natural gas that is trapped within buried coal and is stored, or adsorbed, onto the internal surfaces of the coal. Geologists have long known that coal was the source for natural gas found in many conventional accumulations, but coalbeds were not targeted for production due to high water content and minimal natural gas production. Following a West Virginia mine explosion in 1968, the U.S. Bureau of Mines began to examine ways of removing methane from coal prior to mining. The Bureau of Mines demonstrated that CBM can be produced when large volumes of water are pumped from a coal seam. In a process known as dewatering or depressuring, a submersible pump is set below the coal seam, and the water column is pumped down, reducing the pressure in the coals. As pressure within the coalbed formation is reduced, CBM is released through a process called desorption. CBM then moves into naturally occurring cracks, or cleats, in the coal, and then to the production wells. Cleats are natural fractures which have formed in the coals, usually as a result of the coalification process and geological stresses. Because the cleats are generally filled with water, the static water level above the coal must be reduced, which then lowers the reservoir pressure allowing desorption to occur. Thus, unlike producing from a conventional natural gas reservoir, reservoir pressure in a coalbed formation must generally be reduced to allow for production of CBM. Because of the necessity to remove water and reduce the pressure within the coal seam, CBM, unlike conventional hydrocarbons, often will not show immediately on initial production testing. Coalbed formations typically require extensive dewatering and depressuring before desorption can occur and the methane begins to flow at commercial rates.

        In the past 20 years, CBM in the United States has evolved into a major component of the United States natural gas production. According to the US Energy Information Administration, CBM provides approximately 9% of daily natural gas production in the United States. The Rocky Mountain region, due to its immense coal reserve base, is a significant source of United States CBM production, and there are more than 26,000 CBM wells in the Powder River Basin. The primary CBM basins include the San Juan, Green River, Raton, Powder River and Uinta Basins in the western United States.

        Future CBM production is expected to increase substantially due to the economic viability of the resources and the tremendous reserve potential of the numerous, virtually undeveloped U.S. coal basins. Within the Rocky Mountain region, the Powder River Basin has become a major CBM producing basin. According to the U.S. Department of Energy 2002 Powder Basin Coalbed Methane Development and Produced Water Management Study, the Montana portion of the Powder River Basin is estimated to have substantial recoverable reserves. According to the Wyoming Oil and Gas Conservation Commission, approximately 1.3 Bcf of CBM has been produced from the Powder River Basin per day in 2009.

        The Powder River Basin is an asymmetrical structure and sedimentary basin bounded by the Bighorn and Black Hills uplift and the Casper Arch. The Paleocene Fort Union formation crops out along the basin margin and is overlain by the Eocene Wasatch formation in the central and western part of the basin. The Wasatch and Fort Union formations contain numerous coalbeds, some of which approach 250 feet in total thickness. The Fort Union formation is divided, in ascending stratigraphic order, into the Tullock, Lebo, and Tongue River members, with the majority of coal and CBM production being produced from the Tongue River member.

        The majority of Powder River Basin CBM reserves are found in the Fort Union formation. Extensive drilling in the Fort Union formation has provided supporting data indicating that this formation contains numerous coalbeds which are generally continuous, extremely permeable and relatively shallow (less than 1,000 feet deep) and low in rank (geologic maturity) compared to other coals in the Rocky Mountains.

  Drilling and Production

        CBM wells in the Powder River Basin are drilled with small truck mounted water well rigs and are drilled and completed using two basic completion techniques. The first and most common drilling technique is open hole completion. The well is drilled to the top of the target coal seam and production casing is set and cemented back to the surface. The coal seam is then drilled out and under-reamed to open up more coal face to production. The second completion technique is to drill through the base of the target coal and then set casing and cement to the surface. The well is then completed by perforating the casing at the target coal. In completion techniques, the borehole and coal face are then cleaned out and flushed by pumping approximately 600 barrels of formation water at high rates into the coal face. Once the well is completed, a submersible pump is run into the well on production tubing to pump the water from the coal seam. After the coal is depressurized, gas flows up the casing to the wellhead. At the wellhead, the gas and water are metered. The gas then flows to a central compressor station where it is compressed into a high-pressure pipeline. The water is sent through an underground pipeline for beneficial use or disposal. CBM production must be continuous to ensure a constant low-pressure gas flow and to sustain a commercially viable operation.

        We have developed specific drilling, cementing and completion technology that we have adapted to the rank, depth and thickness of the coals found in all of our operating areas. Our drilling, completion and production practices utilize technological advances in cementing, multiple zone completions and programmable submersible pumps. We have developed drilling and cementing techniques that minimize the damage to coal zones, preserve the potential of coals behind pipe and reduce cementing costs. Multiple zone completions allow for the successful perforation of multiple zones which reduces costs and gives us the ability to sustain production from coals less than ten feet in thickness. Programmable submersible pumps and telemetry allow us to implement aggressive production management programs on our wells and projects.

        Conventional gas wells are typically 8,000 to 20,000 feet deep and initially produce large volumes of gas relative to water. Natural gas normally does not require assistance to move to the surface, and over time, gas production declines and water production may increase. In contrast, CBM wells generally range from 300 to 4,000 feet. In the early stages of CBM production, large quantities of water and low quantities of gas are produced. Water production is initiated to lower the downhole pressure which allows the methane to release from the coal. The water volumes eventually decline and gas quantities begin to rise. In most cases, assistance to bring the gas to surface is not needed for the final period of production.

  Water Production and Management

        Water production and disposal is a key issue in CBM development. CBM-produced water in Wyoming and Montana must have a beneficial use, which is generally defined as using the water for agricultural, irrigation, commercial, domestic, industrial, municipal, mining, hydropower production, recreational, stock watering and fisheries, wildlife and wetlands maintenance purposes or dust suppression. Currently, the management of CBM-produced water depends on the quality of the produced water. The water produced in CBM operations can vary from very high quality (meeting state and federal drinking standards) to very low quality (having a very high concentration of dissolved solids, making it unsuitable for reuse). Testing of the produced water determines the disposal method.

        Produced water is handled by utilizing one or several of the following approved methods:

  •
  surface discharge;

  •
  containment in reservoirs;

  •
  irrigation of surface lands;

  •
  injection to shallow and deep sand formations;

  •
  enhanced evaporation systems;

  •
  treatment through ion exchange or reverse osmosis; and/or

  •
  sub-surface irrigation.

        We include water gathering and water disposal costs in our hook-up, infrastructure and water management cost estimate of between $62,000 and $109,000 per well depending on the location and the number of wells drilled on an 80-acre spacing unit.

  Recovery Characteristics

        The primary variables that affect recovery of CBM are coal thickness, gas content and permeability. Coal thickness refers to the actual thickness of the coal layer and is used to estimate how many tons of coal underlies a section of land. The estimate of the number of tons per section is multiplied by the estimated gas content of such lands to estimate the gas in place for the section. Gas content in coal is measured in terms of standard cubic feet per ton. Sufficient coal permeability is a prerequisite for economic gas flow rates because gas and water must be able to flow to the wellbore. Most gas and water flow through the cleats and other fractures in the coal. Cleat spacing is influenced by a variety of factors and greatly affects permeability.

Powder River Basin CBM Production Overview

        The Powder River Basin is located in northeastern Wyoming and southern Montana. The Powder River Basin is rich in natural resources with significant reserves of oil and gas as well as some of the world's thickest coal seams. The Powder River Basin holds the distinction of being the leading coal-producing area in the United States, and in recent years, has become one of the most active areas for oil and gas drilling.

        We target an average of three coal seams per location and have up to five coal seams that we believe are capable of commercial production. We expect that many of our wells will be completed to more than one coal seam, and thus we may drill less than three wells per location. The coal seams that we target are part of the Fort Union formation and include the Canyon, Cook, Wall, Pawnee and Flowers-Goodale (the Roberts equivalent) coals, which are found at depths ranging from 200 to 1,500 feet and are each approximately 15 to 60 feet thick.

        Our wells generally reach total depth in one day and cost between $95,000 and $122,000 per well to drill and complete, depending on location, coal zones perforated and depth. Hook-up, infrastructure and water management costs are between $62,000 and $71,000 per well in the Powder River Basin. Powder River CBM wells are drilled with small truck mounted water well rigs and are completed as either single or multiple zone producers. In a single coal completion, we top set the casing in the first foot of coal and complete the well by under-reaming the coal with a 12-inch diameter tool. In a multiple zone completion, we typically top set and under-ream the deepest coal seam and perforate the upper coal seams sequentially. Our general production profile for a CBM well shows production of water for 30 to 90 days prior to initial gas production. The lowering of the static water level reduces the coal formation pressure and allows the gas to desorb from the coal and migrate to the well bore. Gas production typically inclines steeply for an average of nine months, peaking at an average of over 100 Mcf per day. A period of relatively flat production at peak continues for three to four months and then declines at an annual rate of approximately 35% over a five to seven year period. Produced water is handled by discharging it through one or more of several approved methods.

        Our CBM wells in the Powder River Basin have all been drilled and cemented in anticipation of completing more than one coal seam per well bore. In our project areas, depending on the thickness of and horizontal separation between coal seams, we generally complete several coals in one well upon initial hook-up. Coal seams thicker than 25 feet are initially drilled as stand alone wells. Coal seams with less than 100 feet of vertical separation are completed simultaneously at initial hook-up. Our development activities include an active program to sequentially complete upper coal seams in wells that are producing from a single coal seam since being initially drilled and completed. We presently have over 150 wells that have been identified in the Recluse area for further completions in upper coals. Our completion strategy generally is to wait for the lower coal zones' measured pressure to reach or equal the measured pressure of the upper zones. Once the measured pressures are determined to be equal, the upper zones are perforated and completed. Sequential completion of upper coal seams typically costs $14,000 per coal seam. We expect that multiple zone completions can increase the economic life of a well, increase previously unbooked behind pipe reserves from several thinner coal seams and enhance our rate of return.

Green River Basin CBM Production Overview

        The Green River Basin is primarily located in southwestern Wyoming, and our assets are located in the eastern half of the Wyoming portion of the Green River Basin. According to the U.S. Department of Energy 2004 Coal Bed Methane Primer, the Green River Basin has significant potential CBM reserves in place. The Green River Basin is an increasingly active basin for natural gas and CBM exploration and drilling. Our Green River Basin acreage position is offset by multiple fields producing from conventional reservoirs in the Lance, Lewis and Almond sandstones. In 2009, there were approximately 31 CBM projects in the eastern half of the Green River Basin with a total of 176 CBM wells drilled. These projects are being developed by approximately 13 operators targeting coals in the Mesaverde, Fort Union and Wasatch formations.

        The Fort Union Big Red Coal, which we are targeting, is found at depths between 2,500 to 6,500 feet. The Fort Union coals, including the Big Red Coal, aggregate approximately 100 feet in thickness. The Big Red Coal accounts for up to 50 feet of the thickness. The Fort Union coals on our acreage have excellent permeability and gas saturation of generally 200 to 400 scf per ton of coal. In addition to the Big Red Coal, CBM potential exists in other coals of the Fort Union formation and in coals in the Wasatch and Mesaverde formations.

        We anticipate developing the Green River Basin CBM reserves primarily on 160-acre spacing. The 14 gross (14 net) wells drilled as of December 31, 2009 on the acreage have generally reached total depth in five days. We estimate that future wells will cost an average of $787,000 to drill, complete and hook up. We intend to complete the wells by under-reaming the coal or drilling through the coal and perforating the coal formation. Our estimated production profile assumes little gas production for three to five months as the well is dewatered and the formation pressure lowered, a steep incline in production for the following 12 months, peak production for 18 to 24 months and then a slow decline in production of approximately 10% per year over a 20 to 25 year period. We estimate the standard reserve life of a well in the Green River Basin will be approximately 25 years.

Operations

  CBM Development, Projects and Operations

        Our properties in the Powder River Basin are primarily located in northeastern Wyoming and southern Montana and are generally contiguous, providing us with critical mass and the ability to execute large scale development projects in our operating areas. As of December 31, 2009, we owned leasehold interests in approximately 391,000 gross (276,000 net) acres in the Powder River Basin, approximately 97% of which we operated. As of December 31, 2009, we also owned leasehold interests in 33,000 gross (32,000 net) acres in the Green River Basin in Wyoming.

        Most of our development drilling is in areas of known natural gas reserves and involves much lower risk than the exploratory type of drilling that is required when searching for new natural gas reserves. During the period from our formation in June 2003 to December 31, 2009, we completed 777 gross (435 net) of the 818 gross (469 net) CBM wells we drilled in the Powder River and Green River Basins. As necessary infrastructure becomes available, we expect to complete the remaining gross wells drilled through December 31, 2009. During the year ended December 31, 2009, we drilled 1 gross (1 net) well. During the year ended December 31, 2008, we drilled 117 gross (82 net) wells and connected 110 gross (77 net) wells to our low-pressure gathering system. At December 31, 2009, we were producing natural gas from approximately 571 gross (319 net) CBM wells at a net rate of 7.6 MMcf per day. The continued credit crisis and related turmoil in the global financial system have had an adverse impact on our business and financial condition. In addition, the prices of oil and natural gas declined significantly in 2008 and have remained low in 2009. Therefore, total capital expenditures were limited to $3.7 million in 2009. As a result of low CIG index prices, the economic climate and our limited capital resources, we expect to continue operating during 2010 with a reduced capital expenditure plan. Under our plan, we will generally make expenditures only as necessary to secure drilling permits in strategic areas, drill wells that secure leasehold positions and construct the necessary infrastructure to complete and hook-up wells that have already been drilled. Our capital expenditure budget for 2010 will be dependent upon CIG index prices, our cash flows and the availability of additional capital resources.

        Our drilling locations target the Canyon, Cook, Wall, Pawnee and Flowers-Goodale (the Roberts equivalent) coal seams in the Powder River Basin, which are found at depths ranging from 200 to 1,500 feet, and the Fort Union Big Red Coal in the Green River Basin, which is found at depths ranging from 2,500 to 6,500 feet. Each coal seam is approximately 15 to 60 feet thick. As of December 31, 2009 and based on the first day of the month, twelve month average CIG index price of approximately $3.04 per Mcf, Netherland, Sewell & Associates, Inc., or NSAI, had identified over 900 economic completions, consisting of 494 proved, 125 probable and 316 possible, across our approximately 5,010 drilling locations, assuming one coal seam per well. We expect that many of our wells will be completed to more than one coal seam.

  Wyoming—Powder River Basin

        Our principal Wyoming properties in the Powder River Basin are located in two distinct project areas: Recluse and Cabin Creek. As of December 31, 2009, we held approximately 96,000 gross (59,000 net) acres in the Powder River Basin in Wyoming for prospective CBM development and we operated over 96% of this acreage.

        Approximately 52% of our gross acreage in the Powder River Basin in Wyoming is on U.S. federal land, and is subject to additional regulations not applicable to state or fee leases. Permitting new wells in Wyoming on federal land involves submitting a plan of development, or POD, to the Wyoming division of the United States Bureau of Land Management, or Wyoming BLM, and is subject to an environmental assessment and a review period. Typically, it takes three to six months to complete the permitting process and receive approval from the Wyoming BLM. Permitting new wells on state and fee land requires approval from the Wyoming Oil and Gas Conservation Commission and the approval process typically takes 30 to 60 days. Please see the information under the heading "Regulations—Permitting Issues for Federal Lands" in this section of this annual report for further information.

        As of December 31, 2009, we had 257 approved drilling permits for our Wyoming properties in the Powder River Basin and we are in the process of applying for an additional 302 drilling permits which we expect to be approved in 2010 and 2011.

  •
  Recluse—Recluse is located on the northern end of the Gillette Fairway, where a majority of Powder River Basin CBM has been produced to date. As of December 31, 2009, we held approximately 35,000 gross (16,000 net) acres in the Recluse area, of which approximately 34% were developed. As of December 31, 2009, we operated approximately 99% of these properties. As of December 31, 2009, we were producing approximately 7.0 gross (2.7 net) MMcf per day from approximately 341 gross (166 net) wells in this area. During the year ended December 31, 2009 there were no wells drilled. Our gas is gathered in over 200 miles of low-pressure gathering systems which we installed and own. As of December 31, 2009, we had approximately 2.7 Bcf of net proved reserves in the Recluse area based on the first day of the month, twelve month average CIG index price of approximately $3.04 per Mcf. We currently are evaluating drilling plans for 2010 in light of the current economic and gas pricing environment.

  •
  Cabin Creek—Our Cabin Creek project is located on the northern border of Wyoming adjacent to St. Mary's Hanging Woman (recently purchased by J.M. Huber Corp.) project to the west. As of December 31, 2009, we held approximately 55,000 gross (38,000 net) acres in Cabin Creek, of which approximately 24% were developed. As of December 31, 2009, we operated approximately 89% of these properties. We have a non-operating working interest in 32 wells operated by J.M. Huber Corp. which are covered by a joint operating agreement. As of December 31, 2009, we participated in wells that were producing approximately 7.4 gross (3.8 net) MMcf per day from approximately 142 gross (95 net) wells in this area. During the year ended December 31, 2009, there were no wells drilled. As of December 31, 2009, we had approximately 9.0 Bcf of net proved reserves in the Cabin Creek area based on the first day of the month, twelve month average CIG index price of approximately $3.04 per Mcf. We are currently evaluating drilling plans for 2010 in light of the current economic and gas pricing environment.

  •
  Other—As of December 31, 2009, we held approximately 6,000 gross (5,000 net) acres in two non-core project areas in Wyoming, all of which are undeveloped. In April 2009 we sold our interest in the Arvada project area.

  Montana—Powder River Basin

        Our Powder River Basin properties in Montana are located in four project areas: Kirby, Deer Creek, Bear Creek and Bradshaw. As of December 31, 2009, we held approximately 295,000 gross (217,000 net) acres in Montana for prospective CBM development and we operated 100% of this acreage. During the year ended December 31, 2009, we drilled 1 gross (1 net) wells in these areas.

        Because CBM development in Montana is still in its early stages, the permitting process is not as streamlined in Montana as it is in Wyoming. Permitting new wells in Montana on federal land involves submitting a plan of development, or POD, which typically covers approximately 30 to 100 80-acre locations, to the Montana division of the United States Bureau of Land Management, or Montana BLM, and is subject to an environmental evaluation under the National Environmental Policy Act and a review period. Permitting new wells on state and fee land involves submitting a POD, which typically covers 25 to 100 80-acre locations, to the Montana Oil and Gas Conservation Commission, and is also subject to an environmental evaluation under the National Environmental Policy Act and a review period. An injunction which prohibited the Montana BLM from approving any CBM drilling permits in certain federal lands in the Montana portion of the Powder River Basin was lifted in December 2008. The primary lease term of federal acreage covered by the injunction was suspended during the time period that the injunction was in effect. The suspension will add an additional three to five years to the primary term depending on the origination date of all affected federal leases. Fee and state permits were unaffected by the injunction. Approximately 69% of our gross acreage in Montana is on U.S. federal land. Prior to the issuance of the injunction, the permit approval process for federal lands typically took about one to two years. The permit approval process for fee and state lands typically takes three to six months. See "—Regulations—Permitting Issues for Federal Lands" for further discussion of the Montana federal permitting process and injunction.

        As of December 31, 2009, we had 32 approved drilling permits for our Montana properties. We are in the process of applying for an additional 238 drilling permits, 123 of which are on federal lands and 115 of which are on state or fee lands. We expect these permits to be approved from 2010 through 2012. We are currently evaluating drilling plans for 2010 in light of the current economic and gas pricing environment.

  •
  Kirby—Kirby was acquired at the time of our initial formation in 2003. As of December 31, 2009, we held approximately 93,000 gross (43,000 net) acres in our Kirby project area, of which approximately 3% were developed. Kirby is located adjacent to and just north of Fidelity Exploration and Development Company's project area, which is north of J. M. Huber's project area in Wyoming. As of December 31, 2009, we were producing approximately 1.4 gross (0.8 net) MMcf per day from approximately 22 gross (14 net) producing wells in this area. During the year ended December 31, 2009, we drilled 1 gross (1 net) well in the Kirby area. We have commercial gas production from Kirby and transport our Kirby gas production through the Bitter Creek Pipeline.

    As of December 31, 2009, we had approximately 2.8 Bcf of net proved reserves in Kirby based on the first day of the month, twelve month average CIG index price of approximately $3.04 per Mcf.

  •
  Deer Creek—As of December 31, 2009, we held approximately 49,000 gross (41,000 net) acres in our Deer Creek project area, of which approximately 7% were developed. Our Deer Creek project area is located adjacent to J.M. Huber's Hanging Woman project to the south and Fidelity's CX Ranch Field to the west. Extensive drilling activity has occurred in both areas to date.

    We acquired this acreage as part of the acquisition of properties from Marathon Oil Corp. in March 2005 and we operate 100% of the acreage. We began development in 2005 in the Dietz

    POD which is located in the Deer Creek area just to the southeast of Kirby. As of December 31, 2009, we were producing approximately 0.1 gross (0.0 net) MMcf per day from approximately 66 gross (44 net) wells in this area. During the year ended December 31, 2009 there were no wells drilled. We transport our Deer Creek gas production through the Bitter Creek Pipeline.

    As of December 31, 2009, we had 0.5 Bcf of proved reserves in Deer Creek. Approximately 79% of our gross acreage in Deer Creek is on U.S. federal land.

  •
  Bear Creek—As of December 31, 2009, we held approximately 76,000 gross (64,000 net) acres in our Bear Creek project area, all of which were undeveloped. Our Bear Creek project area is located adjacent to and just north of our Cabin Creek project area in Wyoming and northeast of J.M. Huber's Hanging Woman project. We operate all of our acreage in Bear Creek, which was acquired from Marathon Oil Corp. in March 2005.

    As of December 31, 2009, we had no proved reserves in Bear Creek. Approximately 89% of our gross acreage in Bear Creek is on U.S. federal land, and as of December 31, 2009, we had no drilling permits for Bear Creek.

  •
  Bradshaw—Our Bradshaw project area is located to the northeast of our Cabin Creek project area in Wyoming. As of December 31, 2009, we held approximately 77,000 gross (69,000 net) acres in Bradshaw, all of which were undeveloped. As of December 31, 2009, we operated all of the acreage.

    As of December 31, 2009, we had no proved reserves in Bradshaw. Approximately 81% of our gross acreage in Bradshaw is on U.S. federal land, and as of December 31, 2009, we had no drilling permits for Bradshaw.

  Wyoming—Green River Basin

        On April 20, 2006, we acquired undeveloped natural gas properties, including related interests and assets, located in the Green River Basin of Wyoming from Kennedy Oil. The initial acquisition included approximately 30,000 gross (29,000 net) undeveloped acres for prospective CBM development in the Fort Union Big Red Coal formation. As of December 31, 2009, we owned 33,000 gross (32,000 net) undeveloped acres and we operated 100% of this acreage. As part of the acquisition, we also acquired 20 shut-in wells and 23 approved drilling permits and a 65% working interest in existing deep rights below the base of the Fort Union formation. As of December 31, 2009, we had drilled 14 gross (14 net) wells. As of December 31, 2009, we had 14 approved permits for our Green River Basin properties. We are in the process of applying for an additional 16 drilling permits which we expect to be approved in 2010. In addition, we are in the process of applying for 34 drilling permits for conventional wells which we expect to be approved in 2010. As of December 31, 2009, we had no proved reserves in the Green River Basin.

  Exploration & Production Activities

  Producing Wells and Acreage

        The following table sets forth certain information regarding our ownership of productive wells and total acreage as of December 31, 2007, 2008 and 2009. For purposes of this table, productive wells are wells producing gas or dewatering.

			Approximate Leasehold Acreage
	Productive Wells		Developed		Undeveloped		Total
	Gross	Net	Gross	Net	Gross	Net	Gross	Net
December 31, 2007	634	342	33,120	22,200	460,880	293,800	494,000	316,000
December 31, 2008	663	366	47,000	31,800	430,000	300,200	477,000	332,000
December 31, 2009	571	319	47,080	31,850	376,920	276,150	424,000	308,000

  Lease Expirations

	Expiring Acres 2010(1)		Expiring Acres 2011(1)		Held by Production		Suspended
	Gross	Net	Gross	Net	Gross	Net	Gross	Net
Wyoming
Recluse	200	100	0	0	33,975	15,847	0	0
Cabin Creek	40	11	0	0	28,540	18,599	0	0
Green River Basin	640	640	10,560	10,560	9,460	9,460	6,062	5,582
Montana
Bear Creek	6,559	3,692	0	0	1,120	800	0	0
Deer Creek	2,409	2,107	520	260	6,421	4,656	0	0
Bradshaw	11,729	6,079	0	0	0	0	0	0
Kirby	480	155	0	0	24,404	11,990	0	0

Totals	22,057	12,784	11,080	10,820	103,920	61,352	6,062	5,582

(1)
Leases expiring in 2010 and 2011 based on lease expirations represent approximately 33,137 gross (23,604 net) acres. The combined expirations of leased acreage for 2010 and 2011 account for 8% of our gross and 8% of our net acreage currently in place. Failure to pay shut-in and delay rental payments could add to the leases expiring. We are evaluating our expiring leases for 2010 and 2011 to determine whether we should pursue extensions or release the acreage. Expiration of leases in future years could also result in additional impairments in unevaluated properties.

        We were also granted suspension of certain state and federal leases in the Green River Basin totaling 6,062 gross (5,582 net) acres. The suspensions were requested primarily due to a lack of necessary infrastructure for well dewatering and gas transportation. In addition, the suspensions were granted pending approval of certain surface containment and discharge options by the BLM as well as completion of the BLM's environmental assessment of the Red Desert watershed area.

  Natural Gas Reserves

        The following table summarizes the reserve estimate and analysis of net proved reserves of natural gas as of December 31, 2007, 2008 and 2009, in accordance with SEC guidelines. The data for the periods listed was prepared by NSAI in Dallas, Texas. The present value of estimated future net revenues from these reserves was calculated on a non-escalated price basis discounted at 10% per year. As of December 31, 2009, there were no proved reserves related to our Green River Basin assets.

	As of December 31,
	2007	2008	2009
Estimated net proved reserves:
Proved developed producing (MMcf)	7,442	10,465	5,047
Proved developed non-producing (MMcf)	3,016	4,947	6,234

Total proved developed (MMcf)	10,458	15,412	11,281
Proved undeveloped (MMcf)	15,263	12,307	3,673

Total proved reserves (MMcf)	25,721	27,719	14,954

Future cash flows before income taxes (in millions)	$65.0	$47.3	$11.6
Standardized measure (in millions)(1)	$38.6	$32.1	$7.6
Price used for computing reserves(2)	$6.040	$4.605	$3.035

(1)
The standardized measure of discounted future net cash flows represents the present value of future cash flows attributable to our proved reserves discounted at 10% after giving effect to income taxes, and as calculated in accordance with FASB guidance. Standardized measure does not represent an estimate of fair market value of our reserves.

(2)
The 2007 and 2008 CIG price was based on the actual December 31 price in effect in that year while the December 31, 2009 price was based on the first day of the month, twelve month average price in 2009.

  Summary of Well Activity

        Our drilling, recompletion, abandonment and acquisition activities for the periods indicated are shown below:

	Year Ended December 31,
	2007		2008		2009
	Gross	Net	Gross	Net	Gross	Net
Wells Drilled:
Capable of Production	87	61	117	82	1	1
Dry	0	0	0	0	0	0
Wells Acquired	0	0	3	3	0	0
Wells Abandoned	1	1	16	9	53	38
Net Increase (decrease) in Capable wells	86	60	104	76	(52)	(37)

        We had no exploratory wells as of December 31, 2009. We are currently evaluating drilling plans for 2010 in light of the current economic and gas pricing environment.

  Gas Gathering, Transportation and Compression

        We have constructed and plan to continue to construct additional low-pressure gas gathering systems to transport natural gas from the wellhead to compression stations as part of the completion of a well. As of December 31, 2009, we owned and operated approximately 295 miles of low-pressure gas gathering pipelines primarily in the Recluse and Cabin Creek areas of Wyoming. We use third-party services to compress and transport our natural gas to market in return for compression and transportation fees.

        We use Anadarko Petroleum Corporation ("Anadarko") for compression and transportation services in our Squaw Creek area of the Recluse Prospect and Clear Creek Energy Services, LLC ("CCES") for compression services in the Ring of Fire area of our Recluse Prospect. We have constructed the low-pressure gathering infrastructure to the inlet of the compression facilities for both the Squaw Creek and Ring of Fire areas. Both Anadarko and CCES charge a fee plus allocated fuel for compressing our gas. Anadarko transports our gas to Glenrock on the Fort Union Gas Gathering Line where we take title to the gas and have the ability to sell the gas to a third party purchaser or to Anadarko. CCES delivers our gas to us at the outlet of their compression facilities where we have the ability to sell the gas to a third party purchaser. Gas at the tailgate of CCES' compression facility can move north on Grasslands Pipeline or south on Thunder Creek Gas Gathering System.

        We have a low-pressure gas gathering agreement and a high-pressure gathering and compression agreement with Bitter Creek Pipelines, LLC for the Kirby and Deer Creek prospects. Under the low-pressure gas gathering agreement, Bitter Creek Pipelines constructed a central compression site to compress a maximum daily quantity of gas for delivery into Bitter Creek's Pipelines' high-pressure gathering line in exchange for a gathering payment comprised of a commodity rate based on average daily volumes and monthly demand charges based on the number of compression sites and compressors. Pursuant to the high-pressure gas gathering agreement, Bitter Creek Pipelines transports a maximum daily quantity of our gas on its high-pressure line in exchange for a demand fee, gathering rate and processing service fee, as applicable. The rates under these agreements will be adjusted annually for inflation. The Bitter Creek Pipelines high-pressure line delivers our gas to the Bitter Creek Landeck Compressor Station for redelivery north into Williston Basin Interstate Pipeline Company and/or south into Thunder Creek Gas Services, LLC and any other future delivery points on the Bitter Creek Pipelines system. The Bitter Creek Pipelines pipeline and compression facilities became operational in late August 2006. The low-pressure gas gathering agreement has an initial term of ten years, and the high-pressure gas gathering agreement has an initial term of five years, in each case, from August 28, 2006, the effective date of the agreements. Each gas gathering agreement will be automatically renewable after the initial term on a month-to-month basis, unless terminated by either party upon 60 days notice. In addition, after five years, if Bitter Creek Pipelines determines that it is no longer economically feasible to provide services under the low-pressure gas gathering agreement, it may terminate the low-pressure gas gathering agreement in its sole discretion with 60 days written notice.

        Pursuant to a gas gathering agreement, we utilize Cantera Gas Holdings, LLC to gather and compress our gas in the Cabin Creek area. We have connected this area to the Big Horn Gas Gathering Pipeline, which takes our gas to multiple outlets. Pursuant to construction and field operation agreement between us and Bighorn Gas Gathering, L.L.C., a subsidiary of Cantera Natural Gas, Bighorn Gas Gathering is constructing and operating, and we agreed to pay the costs of the construction and operation of, the gas gathering extension that connects our properties in the Cabin Creek area to the Big Horn Gas Gathering Pipeline. The construction and operating agreement has an initial term of one year and continues on a month-to-month basis thereafter unless terminated by either party upon 90 days' written notice. For five years after October 2006, the effective date of the agreement, Big Horn Gas Gathering has an option to purchase the gas gathering extension from us. Under certain circumstances, Big Horn Gas Gathering also has a right of first refusal with respect to the extension. In 2008, Cantera Gas Holdings, LLC and Big Horn Gas Gathering, LLC were acquired by Copano Natural Gas. On April 8, 2009, Big Horn Gas Gathering, LLC purchased our high pressure pipeline and compression facility in our Cabin Creek area for $3.1 million net to our interest.

        Natural gas in the Powder River Basin is transported by three intrastate gathering pipelines, Thunder Creek Gas Gathering, Fort Union Gas Gathering and the Kinder Morgan Lateral, and one interstate pipeline, the Grasslands Pipeline. According to the Wyoming Oil and Gas Conservation Commission, gas transported from the Powder River Basin as of December 31, 2009 was approximately 1.6 Bcf per day, with remaining available capacity of approximately 0.2 Bcf per day, or 14% of the total capacity. The gas is moved to marketing hubs in southern Wyoming or western North Dakota, where pipeline interconnections enable gas to move to distribution centers, primarily in the midwestern and southern United States. However, a surplus of natural gas arriving at these marketing hubs from the Powder River Basin and elsewhere relative to the available takeaway capacity from these hubs has caused Rocky Mountain gas to generally trade at a discount to the NYMEX natural gas index price. From January 1, 2009 through December 31, 2009, Rocky Mountain gas traded at a differential to the NYMEX natural gas index price that ranged from a premium of $0.38 to a discount of $2.53 with an average differential of a discount of $1.06.

        Transportation of natural gas and access to throughput capacity has a direct impact on natural gas prices in the Rocky Mountain region, where our operations are concentrated. As drilling activity increases throughout the Rocky Mountain region, additional production may come on line, which could cause bottlenecks or capacity constraints. Generally speaking, a surplus of natural gas production relative to available transportation capacity has a negative impact on prices. Conversely, as capacity increases, and bottlenecks are eliminated, prices generally increase. The Rockies Express Pipeline, which was completed to Audrain County, Missouri in early 2008 and completed to Monroe County, Ohio in 2009, has increased takeaway capacity by approximately 1.8 Bcf per day from key marketing hubs. We expect that the completion of additional proposed pipelines will help reduce the differential between gas produced in the Rocky Mountain region and the NYMEX natural gas index price. Additional proposed pipelines are scheduled to be completed in late 2010 and 2011. General economic conditions and the future demand for natural gas may change the timing of proposed pipelines.

  Marketing and Customers

        We currently have a contract with Enserco Energy Inc. to purchase the gas at the tailgate of the Clear Creek compression facility in Recluse and at the Landeck compressor station for gas delivered from our Kirby and Deer Creek project areas. Pursuant to an agreement with United Energy Trading, United Energy Trading currently purchases our gas at Glenrock Wyoming after the compression and transportation from our Squaw Creek and Cabin Creek areas. Both Enserco Energy and United Energy Trading have extensive experience in gas marketing services in the Rocky Mountain region and specifically in the Powder River Basin and surrounding gas producing basins. Our contractual arrangements with Enserco Energy and United Energy Trading are based on the CIG index price and are cancelable upon thirty and sixty days' written notice, respectively, if we determine there are more attractive purchasing arrangements in the marketplace. During the year ended December 31, 2008, Enserco Energy and United Energy Trading purchased 46% and 54% of our gas sold, respectively. During the year ended December 31, 2009, Enserco Energy and United Energy Trading purchased 45% and 55% of our gas sold, respectively. In the event that Enserco Energy or United Energy Trading were to experience financial difficulties or were to no longer purchase our natural gas, we could, in the short-term, experience difficulty in our marketing of natural gas, which could adversely affect our results of operations.

  Hedging Activities

        We seek to reduce our exposure to unfavorable changes in natural gas prices, which are subject to significant and often volatile fluctuation, through the use of fixed-price contracts. Our fixed-price contracts are comprised of energy swaps and collars. These contracts allow us to predict with greater certainty the effective natural gas prices to be received for hedged production and provide a benefit to operating cash flows and earnings when market prices are less than the fixed prices provided by the contracts. However, we will not benefit from market prices that are higher than the fixed prices in the contracts for hedged production. Collar structures provide for participation in price increases and decreases to the extent of the ceiling prices and floors provided in those contracts. With regard to hedging arrangements, our credit facility provides that acceptable commodity hedging arrangements cannot be greater than 80 to 85%, depending on the measurement date, of our monthly production from our hydrocarbon properties that are used in the borrowing base determination, and that the fixed or floor price of our hedging arrangements must be equal to or greater than the gas price used by the lenders in determining the borrowing base.

        The following table summarizes the estimated volumes, fixed prices, fixed-price sales and fair value attributable to the fixed-price contracts as of December 31, 2009. As of December 31, 2009, we had hedged volumes through December 2010. Please see Note 6 and Note 10 in the notes to the audited financial statements appearing elsewhere in this report for further information regarding our derivatives.

Year Ending December 31, 2010
(Unaudited)
Natural Gas Swaps:
Contract volumes (MMBtu)	2,007,500
Weighted-average fixed price per MMBtu(1)	$4.79
Fair Value, net (thousands)(2)	$(1,375)
Total Natural Gas Contracts:
Contract volumes (MMBtu)	2,007,500
Fixed-price sales	$4.79
Fair value, net (thousands)(2)	$(1,375)

(1)
Volumes hedged using the CIG index price published in the first issue of Inside FERC's Gas Market Report for each calendar month of the derivative transaction.

(2)
Fair value based on CIG index price in effect for each month as of December 31, 2009.

  Competition

        We compete with a number of other potential purchasers of oil and gas leases and producing properties, many of which have greater financial resources than we do. The bidding for oil and gas leases has become particularly intense in the Powder River Basin with bidders evaluating potential acquisitions with varying product pricing parameters and other criteria that result in widely divergent bid prices. The presence of bidders willing to pay prices higher than are supported by our evaluation criteria could further limit our ability to acquire oil and gas leases. In addition, low or uncertain prices for properties can cause potential sellers to withhold or withdraw properties from the market. In this environment, we cannot guarantee that there will be a sufficient number of suitable oil and gas leases available for acquisition or that we can obtain oil and gas leases or obtain financing for or participants to join in the development of prospects.

        In addition to competition for leasehold acreage in the Powder River Basin, the oil and gas exploration and production industry is intensely competitive as a whole. We compete against well-established companies that have significantly greater financial, marketing, personnel and other resources than we do. This competition could have a material adverse effect on our ability to execute our plan and our profitability.

  Seasonal Nature of Business

        Generally, but not always, the demand for natural gas decreases during the summer months and increases during the winter months. Seasonal anomalies such as mild winters or hot summers sometimes lessen this fluctuation. In addition, certain natural gas users utilize natural gas storage facilities and purchase some of their anticipated winter requirements during the summer. This can also lessen seasonal demand fluctuations. Seasonal weather conditions and lease stipulations can limit our drilling and producing activities and other oil and natural gas operations in certain areas of the Rocky Mountain region. These seasonal anomalies can pose challenges for meeting our well drilling objectives and increase competition for equipment, supplies and personnel during the spring and summer months, which could lead to shortages and increase costs or delay our operations.

Employee and Labor Relations

        We have reduced our full-time employees to 38 as of March 29, 2010 as a result of cost cutting measures. We believe that our relationships with our employees are good. None of our employees are covered by a collective bargaining agreement. From time to time, we use the services of independent consultants to perform various professional services, particularly in the areas of legal and regulatory services. Independent contractors often perform well drilling and production operations, including pumping, maintenance, dispatching, inspection and testing. Reductions in full-time employees were due to general economic conditions and low natural gas prices in the Rocky Mountain region. While we believe the employees in place are integral to our future business plans, our liquidity and ability to attract capital will determine future staffing levels.

        We depend to a large extent on the services of certain key management personnel and the loss of any could have a material adverse effect on our operations. We do not maintain key-man life insurance with respect to any of our employees, including our executive officers.

Regulations

        The natural gas industry is subject to regulation by federal, state and local authorities on matters such as employee health and safety, permitting, bonding and licensing requirements, air quality standards, water pollution, the treatment, storage and disposal of wastes, plant and wildlife protection, storage tanks, the reclamation of properties and plugging of oil wells after gas operations are completed, the discharge or release of materials into the environment, and the effects of gas well operations on groundwater quality and availability and on other resources. In addition, the possibility exists that new legislation or regulations may be adopted or new interpretations of existing laws and regulations may be issued that would have a significant impact on our operations or our customers' ability to use gas and may require us or our customers to change our or their operations significantly or incur substantial costs.

        Climate change regulation is one area of potential future environmental law development. Studies have suggested that emissions of certain gases, commonly referred to as "greenhouse gases," may be contributing to warming of the Earth's atmosphere. Methane, a primary component of natural gas, and carbon dioxide, a byproduct of the burning of natural gas, are examples of greenhouse gases. The U.S. Congress is actively considering legislation to reduce emissions of greenhouse gases from sources within the U.S. between 2012 and 2050. In addition, at least 17 states have developed initiatives to regulate emissions of greenhouse gases, primarily through the planned development of greenhouse gas emission inventories and/or regional greenhouse gas cap and trade programs. The Environmental Protection Agency, or EPA, is separately considering whether it will regulate greenhouse gases as "air pollutants" under the existing federal Clean Air Act. Passage of climate control legislation or other regulatory initiatives by Congress or various states of the U.S. or the adoption of regulations by the EPA or analogous state agencies that regulate or restrict emissions of greenhouse gases, including methane or carbon dioxide in areas in which we conduct business, could result in changes to the consumption and demand for natural gas and could have adverse effects on our business, financial position, results of operations and prospects. These changes could increase the costs of our operations, including costs to operate and maintain our facilities, install new emission controls on our facilities, acquire allowances to authorize our greenhouse gas emissions, pay any taxes related to our greenhouse gas emissions and administer and manage a greenhouse gas emissions program.

        Failure to comply with these laws and regulations may result in the assessment of administrative, civil and/or criminal penalties, the imposition of injunctive relief, or both. Moreover, changes in any of these laws and regulations could have a material adverse effect on our business. In view of the many uncertainties with respect to current and future laws and regulations, including their applicability to us, we cannot predict the overall effect of such laws and regulations on our future operations.

        We believe that our operations comply in all material respects with applicable laws and regulations and that the existence and enforcement of such laws and regulations have no more restrictive effect on our method of operations than on other similar companies in the energy industry. We have internal procedures and policies to ensure that our operations are conducted in substantial regulatory compliance.

  Environmental Regulation of Gas Operations

        Numerous governmental permits, authorizations and approvals are required for gas operations. In order to obtain such permits, authorizations and approvals, we are, or may be, required to prepare and present to federal, state or local authorities data pertaining to the effect or impact that any proposed exploration for or production of gas or related activities may have upon the environment. Compliance with the terms of such permits, authorizations and approvals and all other requirements imposed by such authorities may be costly and time consuming and may delay or limit commencement or continuation of exploration or production operations. Moreover, failure to comply may result in the imposition of significant fines, penalties and injunctions. Future legislation or regulations may increase and/or change the requirements for the protection of the environment, health and safety and, as a consequence, our activities may be more closely regulated. This type of legislation and regulation, as well as future interpretations of existing laws, may result in substantial increases in equipment and operating costs to us and delays, interruptions or a termination of operations, the extent of which cannot be predicted. Further, the imposition of new or revised environmental laws, regulations or requirements could include restrictions on our ability to conduct certain operations such as hydraulic fracturing or disposal of waste.

        While it is not possible to quantify the costs of compliance with all applicable federal, state and local environmental laws, those costs have been and are expected to continue to be significant. We did not make any capital expenditures for environmental control facilities for the years ended December 31, 2008 or 2009. Any environmental costs are in addition to well closing costs, property restoration costs and other, significant, non-capital environmental costs, including costs incurred to obtain and maintain permits, gather and submit required data to regulatory authorities, characterize and dispose of wastes and effluents, and maintain management operational practices with regard to potential environmental liabilities. Compliance with these federal and state environmental laws has substantially increased the cost of gas production, but is, in general, a cost common to all domestic gas producers.

        The magnitude of the liability and the cost of complying with environmental laws cannot be predicted with certainty due to the lack of specific environmental, geologic, and hydrogeologic information available with respect to many sites, the potential for new or changed laws and regulations, the development of new drilling, remediation, and detection technologies and environmental controls, and the uncertainty regarding the timing of work with respect to particular sites. As a result, we may incur material liabilities or costs related to environmental matters in the future and such environmental liabilities or costs could adversely affect our results and financial condition. In addition, there can be no assurance that changes in laws or regulations would not affect the manner in which we are required to conduct our operations. Further, given the retroactive nature of certain environmental laws, we have incurred, and may in the future incur, liabilities associated with: the investigation and remediation of the release of hazardous substances, oil, natural gas, other petroleum products or other substances; environmental conditions; and damage to natural resources arising from properties and facilities currently or previously owned or operated as well as sites owned by third parties to which we sent waste materials for disposal.

        We may be subject to various generally applicable federal environmental and related laws, including the following:

  •
  the Clean Air Act;

  •
  the Federal Water Pollution Control Act/Clean Water Act;

  •
  the National Environmental Policy Act;

  •
  the Federal Land Policy and Management Act;

  •
  the Safe Drinking Water Act;

  •
  the Toxic Substances Control Act;

  •
  the Comprehensive Environmental Response, Compensation and Liability Act (Superfund);

  •
  the Solid Waste Disposal Act/Resource Conservation and Recovery Act;

  •
  the Emergency Planning and Community Right to Know Act; and

  •
  the Endangered Species Act.

as well as state laws of similar scope and substance in each state in which we operate.

        Regulatory requirements not directly applicable to us, but governing the ability of federal, state, or local governments to issue approvals, permits, or authorizations, or to take other actions, may also affect our operations. Such requirements include, without limitation, the National Environmental Policy Act and similar state statutory or regulatory requirements.

        These environmental laws require monitoring, reporting, permitting and/or approval of many aspects of gas operations. Both federal and state inspectors regularly inspect facilities during construction and during operations after construction. We have ongoing environmental management, compliance and permitting programs designed to assist in compliance with such environmental laws. We believe that we have obtained or are in the process of obtaining all required permits under federal and state environmental laws for our current gas operations. Further, we believe that we are in substantial compliance with such permits. However, violations of permits, failure to obtain permits or other violations of federal or state environmental laws could cause us to incur significant liabilities to correct such violations, to provide additional environmental controls, to obtain required permits or to pay fines which may be imposed by governmental agencies. New permit requirements and other requirements imposed under federal and state environmental laws may cause us to incur significant additional costs that could adversely affect our operating results.

        Some laws, rules and regulations relating to the protection of the environment may, in certain circumstances, impose "strict liability" for environmental contamination. Such laws render a person or company liable for environmental and natural resource damages, cleanup costs and, in the case of oil spills in certain states, consequential damages without regard to negligence or fault. Other laws, rules and regulations may require the rate of natural gas and oil production to be below the economically optimal rate or may even prohibit exploration or production activities in environmentally sensitive areas.

        Common law theories of recovery may apply to operations where the presence, release, storage, transportation or use of natural gas or production waste is alleged to cause personal injury, illness or property damage as a result. The theories of negligence, trespass and strict liability have been used by land owners, individuals or trespassers to invoke claims for recovery of personal injuries, illness, property damage, loss of profits and related claims. Generally, such common law claims by third parties are not preempted by federal or state environmental laws, rules or regulations and may be used by plaintiffs in state law claims or as supplemental jurisdiction claims in conjunction with federal or state statutory environmental litigation.

        In addition, state laws often require some form of remedial action such as closure of inactive pits and plugging of abandoned wells to prevent pollution from former or suspended operations. Legislation has been proposed and continues to be evaluated in Congress from time to time that would reclassify certain natural gas and oil exploration and production wastes as "hazardous wastes." This reclassification would make such wastes subject to much more stringent and expensive storage, treatment, disposal and clean up requirements. If such legislation were to be enacted, it could have a significant adverse impact on our operating costs, as well as the natural gas and oil industry in general. Initiatives to regulate further the disposal of natural gas and oil wastes are also proposed in certain states from time to time and may include initiatives at county, municipal and local government levels. These various initiatives could have a similar adverse impact on us.

        From time to time, we have been the subject of investigations, administrative proceedings and litigation by government agencies and third parties relating to environmental matters. We may become involved in future proceedings, litigation or investigations and incur liabilities that could be materially adverse to us.

  Federal Regulation of the Sale and Transportation of Gas

        Various aspects of our operations are regulated by agencies of the federal government. The Federal Energy Regulatory Commission, or FERC, regulates the transportation and sale of natural gas in interstate commerce pursuant to the Natural Gas Act of 1938 and the Natural Gas Policy Act of 1978. In the past, the federal government has regulated the prices at which gas could be sold. While "first sales" by producers of natural gas, and all sales of condensate and natural gas liquids, can be made currently at uncontrolled market prices, Congress could reenact price controls in the future. Deregulation of wellhead sales in the natural gas industry began with the enactment of the Natural Gas Policy Act in 1978. In 1989, Congress enacted the Natural Gas Wellhead Decontrol Act, which removed all Natural Gas Act and Natural Gas Policy Act price and non-price controls affecting wellhead sales of natural gas effective January 1, 1993.

        We own certain natural gas in-field low-pressure pipelines that we believe meet the traditional tests which FERC has used to establish a pipeline's status as a gatherer under section 1(b) of the Natural Gas Act, 16 U.S.C. § 717(b) and are therefore not subject to FERC jurisdiction.

        Additional proposals and proceedings that might affect the gas industry are pending before Congress, FERC, the Minerals Management Service, state commissions and the courts. We cannot predict when or whether any such proposals may become effective. In the past, the natural gas industry has been heavily regulated. There is no assurance that the regulatory approach currently pursued by various agencies will continue indefinitely. Notwithstanding the foregoing, we do not anticipate that compliance with existing federal, state and local laws, rules and regulations will have a material or significantly adverse effect upon our capital expenditures, earnings or competitive position. No material portion of our business is subject to renegotiation of profits or termination of contracts or subcontracts at the election of the federal government.

        Beginning in 1992, FERC issued a series of orders ("Order No. 636") which required interstate natural gas pipelines to provide transportation service separate or unbundled from the pipeline's sales of gas. In addition, Order No. 636 required interstate natural gas pipelines to provide open access transportation on a non-discriminatory basis that treats similarly situated shippers equally. The courts affirmed the significant features of Order No. 636 and numerous related orders pertaining to the individual pipelines, and FERC has since reviewed and modified its open access regulations. In particular, FERC has reviewed its transportation regulations, including how they operate in conjunction with state proposals for retail gas marketing restructuring, whether to eliminate cost of service rates for short-term transportation, whether to allocate all short-term capacity on the basis of competitive auctions, and whether changes to its long-term transportation policies may also be appropriate to avoid a market bias toward short-term contracts. In February 2000, FERC issued Order No. 637 amending certain regulations governing interstate natural gas pipeline companies in response to the development of more competitive markets for natural gas and natural gas transportation. The goal of Order No. 637 is to "fine tune" the open access regulations implemented by Order No. 636 to accommodate subsequent changes in the market. Key provisions of Order No. 637 include:

          (1)   waiving the price ceiling for short-term capacity release transactions until September 30, 2002 (which was reversed pursuant to an order on remand issued by FERC on October 31, 2002);

          (2)   permitting value oriented peak/off peak rates to better allocate revenue responsibility between short-term and long-term markets;

          (3)   permitting term differentiated rates, in order to better allocate risks between shippers and the pipeline;

          (4)   revising the regulations related to scheduling procedures, capacity, segmentation, imbalance management, and penalties;

          (5)   retaining the right of first refusal and the five year matching cap for long-term shippers at maximum rates, but significantly narrowing the right of first refusal for customers that FERC does not deem to be captive; and

          (6)   adopting new web site reporting requirements that include daily transactional data on all firm and interruptible contracts and daily reporting of scheduled quantities at points or segments.

        The new reporting requirements became effective on September 1, 2000. FERC has also issued numerous orders confirming the sale and abandonment of natural gas gathering facilities previously owned by interstate pipelines and acknowledging that if FERC does not have jurisdiction over services provided by these facilities, then such facilities and services may be subject to regulation by state authorities in accordance with state law. A number of states have either enacted new laws or are considering the adequacy of existing laws affecting gathering rates and/or services. Other state regulation of gathering facilities generally includes various safety, environmental, and in some circumstances, nondiscriminatory take requirements, but does not generally entail rate regulation. Thus, natural gas gathering may receive greater regulatory scrutiny of state agencies in the future. Our low-pressure gathering operations could be adversely affected should they be subject in the future to increased state regulation of rates or services. In addition, FERC's approval of transfers of previously regulated gathering systems to independent or pipeline affiliated gathering companies that are not subject to FERC regulation may affect competition for gathering or natural gas marketing services in areas served by those systems and thus may affect both the costs and the nature of gathering services that will be available to interested producers or shippers in the future.

  State Regulation of Gas Operations

        Our operations are also subject to regulation at the state and, in some cases, the county, municipal and local governmental levels. Such regulations include requiring permits for the construction, drilling and operation of wells, maintaining bonding requirements in order to drill or operate wells, regulating the surface use and requiring the restoration of properties upon which wells are drilled, requiring the proper plugging and abandonment of wells, and regulating the disposal of fluids used and produced in connection with operations. Our operations are also subject to various state conservation laws and regulations. These include regulations that may affect the size of drilling and spacing units or proration units, the density of wells which may be drilled, and the mandatory unitization or pooling of gas properties. In addition, state conservation regulations may establish the allowable rates of production from gas wells, may prohibit or regulate the venting or flaring of gas, and may impose certain requirements regarding the ratability of gas production. State regulation of gathering facilities generally includes various safety, environmental and, in some circumstances, nondiscriminatory and nonpreferential purchase and/or transportation requirements, but does not generally entail rate regulation. These regulatory burdens may affect profitability, and we are unable to predict the future cost or impact of complying with such regulations.

  Permitting Issues for Federal Lands

        Approximately 69% and 61% of our gross acreage in Montana and Wyoming, respectively, is on U.S. federal land. Federal leases in Montana and Wyoming must be developed pursuant to the U.S. BLM's Resource Management Plans. Federal leases are also subject to the National Environmental Policy Act and Federal Land Policy Management Act. The National Environmental Policy Act process imposes obligations on the federal government that may result in legal challenges and potentially lengthy delays in obtaining project permits or approvals. The Montana and Wyoming BLMs have been subject to several lawsuits from various environmental and tribal groups challenging Resource Management Plan amendments and supporting Environmental Impact Statements addressing CBM development in Montana and Wyoming. In 2003, the Montana BLM and Wyoming BLM each amended their Resource Management Plans based in part on Environmental Impact Statements prepared pursuant to the National Environmental Policy Act. Shortly after the issuance of the Environmental Impact Statements and amended Resource Management Plans, various plaintiffs brought legal actions challenging the Montana and Wyoming Environmental Impact Statements and Resource Management Plans. There have been at least five federal district court challenges to the Montana Environmental Impact Statements.

        In April and June 2005, the Montana BLM in Miles City, Montana issued suspensions of operations for the majority of our federal leases in Montana. The suspensions were issued based upon the court order issued on April 5, 2005 by the U.S. District Court of Montana which required the BLM to complete SEIS to address phased development of coal bed natural gas. The U.S. Ninth Circuit Court of Appeals also issued an order on May 31, 2005 which enjoined the BLM from approving coal bed natural gas production projects in the Powder River Basin of Montana. Both of these actions placed limitations on lease development until completion of the SEIS.

        The 2005 injunction was lifted by the Ninth Circuit Court of Appeals on October 29, 2007. The record of decision (ROD) for the SEIS was signed by the BLM on December 30, 2008. In accordance with the original District Court order, the ROD went into effect on January 14, 2009. The Suspension of Operations and Production for the suspended leases was terminated effective February 1, 2009. Leases that were suspended were placed back into an active lease status with the primary term increasing for approximately three to five years due to the time period the leases were in suspension.

        In addition to federal regulation, our federal leases are subject to certain state regulations which require governmental agencies to evaluate the potential environmental impact of a proposed project on government owned lands.

  Employee Health and Safety

        We are subject to the requirements of the Occupational Safety and Health Act, or OSHA, and comparable state laws that regulate the protection of the health and safety of workers. In addition, the OSHA hazard communication standard requires that information be maintained about hazardous materials used or produced in operations and that this information be provided to employees, state and local government authorities and citizens. We believe that our operations are in substantial compliance with the OSHA requirements and general industry standards regarding recordkeeping requirements and the monitoring of occupational exposure to regulated substances.

ITEM 1A    RISK FACTORS

        The following are some of the important factors that could affect our financial performance or could cause actual results to differ materially from estimates contained in our forward-looking statements. We may encounter risks in addition to those described below. Additional risks and uncertainties not currently known to us, or that we currently deem to be immaterial, may also impair or adversely affect our business, financial condition or results of operation.

Risks Related to Our Business

  Due to the recent financial and credit crisis, we may not be able to obtain funding, or obtain funding on acceptable terms, to meet our future capital needs, which could negatively affect our business, results of operations and financial condition.

        The continued credit crisis and the related turmoil in the global financial system have had an adverse impact on our business and financial condition, and we may face major challenges if conditions in the financial markets do not improve. Currently, we are not able to borrow additional amounts under our credit facility. As a result, we curtailed substantially all new drilling in 2009 and if our operating cash flow is not sufficient to carry out our drilling plans for 2010, we will be required to reduce the number of wells we drill or seek alternative sources of financing. However, due to the financial crisis, financing through the capital markets or otherwise may not be available to us on acceptable terms or at all. If additional funding is not available, or is available only on unfavorable terms, we may be unable to implement our drilling plans, make capital expenditures, withstand a further downturn in our business or the economy in general, or take advantage of business opportunities that may arise. Any further curtailment of our operations would have an additional adverse effect on our revenues and results of operations. In addition, current economic conditions have led to reduced demand for, and lower prices of, oil and natural gas, and a sustained decline the price of natural gas would adversely affect our business, results of operations and financial condition. Please read "The volatility of natural gas and oil prices could have a material adverse effect on our business" below. Further, the economic situation could have an impact on our lenders or customers, causing them to fail to meet their obligations to us, and on the liquidity of our operating partners, resulting in delays in operations or their failure to make required payments. Also, market conditions could have an impact on our natural gas and oil derivatives transactions if our counterparties are unable to perform their obligations or seek bankruptcy protection.

  Our contemplated merger agreement may not be consummated.

        We have entered an Agreement and Plan of Merger, as further described in Note 19 in the notes to the audited financial statements herein and will file a proxy statement with the SEC shortly. There can be no assurances that the contemplated merger transaction will occur. If the merger is not consummated, we will continue to need additional capital to successfully operate our business.

  Our credit facility has substantial restrictions and financial covenants that may affect our ability to successfully operate our business. In addition, we may have difficulty returning to compliance with certain financial covenants.

        Our credit facility imposes certain operational and financial restrictions on us. These restrictions, among other things, limit our ability to:

  •
  incur additional indebtedness;

  •
  create liens;

  •
  sell our assets or consolidate or merge with or into other companies;

  •
  make investments and other restricted payments, including dividends; and

  •
  engage in transactions with affiliates.

        These limitations are subject to a number of important qualifications and exceptions. In addition, our credit facility requires us to maintain certain financial ratios and to satisfy certain financial conditions which may require us to reduce our debt or to take some other action in order to comply with them. These restrictions in our credit facility could also limit our ability to obtain future financings, make needed capital expenditures, withstand a downturn in our business or the economy in general, or otherwise conduct necessary corporate activities. We also may be prevented from taking advantage of business opportunities that arise because of the limitations imposed on us by the restrictive covenants under our credit facility.

        We are not in compliance with the current ratio financial covenant and certain other covenants related to accounts payable, permitted liens and permitted debt under our credit facility, and would be in default absent a waiver or amendment. On January 13, 2010, the lenders waived compliance with the current ratio as of December 31, 2009 through June 15, 2010, and with such other restrictive covenants, subject to certain financial caps. We have also not been in compliance with certain financial covenants for the last seven quarters, but obtained waivers and/or amendments in each instance. In addition, the final maturity date of the funds outstanding under our credit facility has accelerated to June 15, 2010. As a result of such non-compliance, we are unable to borrow additional funds under our credit agreement.

        Please see Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Credit Facility," for a discussion of our credit facility.

  Our development activities could require significant outside capital, which may not be available or could change our risk profile.

        We expect to make substantial capital expenditures in the development of natural gas reserves in the future as part of our business strategy. In general, we intend to finance our capital expenditures in the future through cash flow from operations and the incurrence of indebtedness. However, due to limitations in our credit facility, we are currently unable to borrow additional amounts. In addition, our business experienced reduced cash flows during 2009 due to low natural gas prices. Future cash flows and the availability of financing will be subject to a number of variables such as:

  •
  the level of production from existing wells;

  •
  prices of natural gas and oil;

  •
  our results in locating and producing new reserves;

  •
  the success and timing of development of proved undeveloped reserves; and

  •
  general economic, financial, competitive, legislative, regulatory and other factors beyond our control.

        If we are unable to fund our planned activities with the combination of cash flow from operations and availability under our credit facility, we may have to obtain additional financing through the issuance of debt and/or equity. Recent conditions in the financial markets have had an adverse impact on our ability to access equity and capital markets. As a result, the availability of credit has become more expensive and difficult to obtain, and the cost of equity capital has also become more expensive. Some lenders are imposing more stringent restrictions on the terms of credit and there may be a general reduction in the amount of credit available in the markets in which we conduct business. The negative impact on the tightening of the credit markets will have a material adverse effect on us. In addition, the distribution levels of new equity issued may be higher than our historical levels, making additional equity issuances more expensive. Further, issuing equity securities to satisfy our financing requirements could cause substantial dilution to our stockholders. The level of our debt financing could also materially affect our operations and significantly affect our financial risk profile.

        If our revenues decrease due to lower natural gas and oil prices, decreased production or other reasons, and if we could not obtain capital through our credit facility or otherwise, our ability to execute our development and acquisition plans, replace our reserves or maintain production levels could be greatly limited.

  The volatility of natural gas and oil prices could have a material adverse effect on our business.

        Our revenues, profitability and future growth and the carrying value of our natural gas and oil properties depend to a large degree on prevailing natural gas and oil prices. Our ability to maintain or increase our borrowing capacity and to obtain additional capital on attractive terms also substantially depends upon natural gas and oil prices. Prices for natural gas and oil are subject to large fluctuations in response to relatively minor changes in the supply and demand for natural gas and oil, uncertainties within the market and a variety of other factors in large part beyond our control, such as:

  •
  the domestic and foreign supply of natural gas and oil;

  •
  the activities of the Organization of Petroleum Exporting Countries and state-owned oil companies relating to oil price and production controls;

  •
  overall domestic and global economic and political conditions;

  •
  the consumption pattern of industrial consumers, electricity generators and residential users;

  •
  the availability of transportation systems with adequate capacity;

  •
  price and availability of alternative fuels;

  •
  weather conditions and fluctuating seasonal demand;

  •
  natural disasters;

  •
  acts of terrorism;

  •
  political stability in the Middle East and elsewhere;

  •
  domestic and foreign governmental regulations, including conservation efforts and taxation;

  •
  the price and quantity of foreign imports; and

  •
  the price and availability of alternative fuels.

        In the past, natural gas prices have been extremely volatile, and we expect this volatility to continue. During the year ended December 31, 2009, the NYMEX natural gas index price ranged from a high of $6.07 per MMBtu to a low of $2.51 per MMBtu, while the CIG natural gas index price ranged from a high of $5.75 per MMBtu to a low of $1.33 per MMBtu. During the year ended December 31, 2008, the NYMEX natural gas index price ranged from a high of $13.58 per MMBtu to a low of $5.29 per MMBtu, while the CIG natural gas index price ranged from a high of $10.26 per MMBtu to a low of $1.00 per MMBtu.

        In addition to downward pressure on prices caused by reduced domestic demand, some analysts expect near-term domestic gas prices to fall further due to additional gas supplies from lower-cost resource plays, including shale, that use new exploration and production technologies and from foreign gas imports through existing and new natural gas liquefaction capacity.

        A sharp decline in natural gas prices would result in a commensurate reduction in our revenues, income and cash flows from the production of natural gas and could have a material adverse effect on our borrowing base and proved reserves. In the event prices fall substantially, we may not be able to realize a profit from our production and would operate at a loss, and even relatively modest drops in prices can significantly affect our financial results and impede our growth.

        Lower natural gas prices may not only decrease our revenues on a per unit basis, but also may reduce the amount of natural gas that we can produce economically. This may result in our having to make substantial downward adjustments to our estimated proved reserves. For example, if natural gas prices decline by $0.10 per Mcf, then the pre-tax PV-10 of our proved reserves as of December 31, 2009 would decrease from $7.6 million to $7.3 million.

  Low natural gas prices may result in impairments of our oil and gas properties.

        Accounting rules may require us to write down, as a non-cash charge to earnings, the carrying value of our properties for impairments. As such, we may incur impairment charges in the future, which could have a material adverse effect on our results of operations in the period such impairment charges are taken. We reported impairments of our oil and gas properties of approximately $21.5 million and $60.9 million for the years ended December 31, 2008 and 2009, respectively, due to low CIG index prices. A further decline in gas prices or an increase in operating costs subsequent to the measurement date or reductions in the economically recoverable quantities could result in the recognition of additional impairments of our gas properties in future periods.

  Approximately 66% of our total proved reserves as of December 31, 2009 consist of undeveloped and developed non-producing reserves, and those reserves may not ultimately be developed or produced.

        As of December 31, 2009, approximately 24% of our total proved reserves were undeveloped and approximately 42% were developed non-producing. We plan to develop and produce all of our proved reserves in the future, but ultimately some of these reserves may not be developed or produced. Furthermore, not all of our undeveloped or developed non-producing reserves may be ultimately produced in the time periods we have planned, at the costs we have budgeted, or at all. Due to expectations of low natural gas prices in 2010, we have deferred drilling of our undeveloped reserves to future years which has affected the present value of future net cash flows for these reserves.

  Our estimated reserves are based on many assumptions, some of which may prove to be inaccurate. Any material inaccuracies in our reserve estimates or underlying assumptions will materially affect the quantities and present value of our reserves.

        This annual report contains estimates of natural gas reserves, and the future net cash flows attributable to those reserves, prepared by Netherland, Sewell & Associates, Inc., our independent petroleum and geological engineers. There are numerous uncertainties inherent in estimating quantities of proved reserves and cash flows from such reserves, including factors beyond our and Netherland, Sewell & Associates, Inc.'s control. Reserve engineering is a subjective process of estimating underground accumulations of natural gas and oil that cannot be measured in an exact manner. The accuracy of an estimate of quantities of reserves, or of cash flows attributable to those reserves, is a function of: (1) the available data; (2) the accuracy of assumptions regarding future natural gas and oil prices and future development and exploitation costs and activities; and (3) engineering and geological interpretation and judgment. Reserves and future cash flows may be subject to material downward or upward revisions based upon production history, development and exploitation activities and natural gas and oil prices. Actual future production, revenue, taxes, development expenditures, operating expenses, quantities of recoverable reserves and value of cash flows from those reserves may vary significantly from the assumptions and estimates in this report. Any significant variance between these assumptions and actual figures could greatly affect our estimates of reserves, the economically recoverable quantities of natural gas attributable to any particular group of properties, the classification of reserves based on risk of recovery, and estimates of future net cash flows. In addition, reserve engineers may make different estimates of reserves and cash flows based on the same available data. The estimated quantities of proved reserves and the discounted present value of future net cash flows attributable to those reserves included in this annual report were prepared by Netherland, Sewell & Associates, Inc. in accordance with the rules of the Securities and Exchange Commission, or SEC, and are not intended to represent the fair market value of such reserves.

        The present value of future net cash flows from our proved reserves is not necessarily the same as the current market value of our estimated natural gas reserves. We base the estimated discounted future net cash flows from our proved reserves on prices and costs. However, actual future net cash flows from our natural gas and oil properties also will be affected by factors such as:

  •
  geological conditions;

  •
  changes in governmental regulations and taxation;

  •
  assumptions governing future prices;

  •
  the amount and timing of actual production;

  •
  future operating costs; and

  •
  the capital costs of drilling new wells.

        The timing of both our production and our incurrence of expenses in connection with the development and production of natural gas properties will affect the timing of actual future net cash flows from proved reserves, and thus their actual present value. In addition, the 10% discount factor we use when calculating discounted future net cash flows may not be the most appropriate discount factor based on interest rates in effect from time to time and risks associated with us or the natural gas and oil industry in general.

  We may not be able to find, acquire or develop additional natural gas reserves that are economically recoverable.

        The rate of production from natural gas and oil properties declines as reserves are depleted. As a result, we must locate, acquire and develop new natural gas and oil reserves to replace those being depleted by production. We must do this even during periods of low natural gas and oil prices when it is difficult to raise the capital necessary to finance activities. Our future natural gas reserves and production and, therefore, our cash flow and income, are highly dependent on our success in efficiently developing and exploiting our current reserves and economically finding or acquiring additional recoverable reserves. We may not be able to find or acquire and develop additional reserves at an acceptable cost or have necessary financing for these activities in the future.

  The development of natural gas properties involves substantial risks that may result in a total loss of investment.

        The business of exploring for, developing and operating natural gas and oil properties involves a high degree of business and financial risks, and thus a substantial risk of investment loss that even a combination of experience, knowledge and careful evaluation may not be able to overcome. The cost of drilling, completing and operating wells is often uncertain, and a number of factors can delay or prevent drilling operations or production, including:

  •
  unexpected or adverse drilling conditions;

  •
  elevated pressure or irregularities in geologic formations;

  •
  equipment failures, repairs or accidents;

  •
  title problems;

  •
  fires, explosions, blowouts, cratering, pollution and other environmental risks or other accidents;

  •
  compliance with governmental regulations;

  •
  adverse weather conditions;

  •
  reductions in natural gas and oil prices;

  •
  pipeline ruptures;

  •
  unavailability or high cost of drilling rigs, other field services, equipment and labor; and

  •
  limitations in the market for oil and gas.

        A productive well may become uneconomic in the event that unusual quantities of water or other deleterious substances are encountered which impair or prevent the production of natural gas and/or oil from the well. In addition, production from any well may be unmarketable if it is contaminated with unusual quantities of water or other deleterious substances. We may drill wells that are unproductive or, although productive, do not produce natural gas and/or oil in economic quantities. Unsuccessful drilling activities could result in higher costs without any corresponding revenues. Furthermore, a successful completion of a well does not ensure a profitable return on the investment.

  We may not adhere to our proposed drilling schedule.

        Our final determination of whether to drill any scheduled or budgeted wells will be dependent on a number of factors, including:

  •
  the results of our exploration efforts and the acquisition, review and analysis of data;

  •
  the availability of sufficient capital resources to us and the other participants for the drilling of the prospects;

  •
  the approval of the prospects by the other participants after additional data has been compiled;

  •
  economic and industry conditions at the time of drilling, including prevailing and anticipated prices for natural gas and oil and the availability and prices of drilling rigs and crews; and

  •
  the availability of leases and permits on reasonable terms for the prospects.

  Substantial development activities could require significant outside capital, which may not be available or could change our risk profile.

        We expect to make substantial capital expenditures in the development of natural gas reserves in the future as part of our business strategy. In general, we intend to finance our capital expenditures in the future through cash flow from operations and the incurrence of indebtedness. However, due to limitations in our credit facility, we are currently unable to borrow additional amounts. In addition, our business has experienced reduced cash flows during 2009 due to low natural gas prices. Future cash flows and the availability of financing will be subject to a number of variables such as:

  •
  the level of production from existing wells;

  •
  prices of natural gas and oil;

  •
  our results in locating and producing new reserves;

  •
  the success and timing of development of proved undeveloped reserves; and

  •
  general economic, financial, competitive, legislative, regulatory and other factors beyond our control.

        If we are unable to fund our planned activities with the combination of cash flow from operations and availability under our credit facility, we may have to obtain additional financing through the issuance of debt and/or equity. Recent conditions in the financial markets have had an adverse impact on our ability to access equity and capital markets. As a result, the availability of credit has become more expensive and difficult to obtain, and the cost of equity capital has also become more expensive. Some lenders are imposing more stringent restrictions on the terms of credit and there may be a general reduction in the amount of credit available in the markets in which we conduct business. The negative impact of the tightening credit markets has and will continue to have a material adverse effect on us. In addition, the distribution levels of new equity issued may be higher than our historical levels, making additional equity issuances more expensive. Further, issuing equity securities to satisfy our financing requirements could cause substantial dilution to our stockholders. The level of our debt financing could also materially affect our operations and significantly affect our financial risk profile.

        If our revenues decrease due to lower natural gas and oil prices, decreased production or other reasons, and if we could not obtain capital through our credit facility or otherwise, our ability to execute our development and acquisition plans, replace our reserves or maintain production levels could be greatly limited.

  We must obtain governmental permits and approvals for drilling operations, which can result in delays in our operations, be a costly and time consuming process, and result in restrictions on our operations.

        Regulatory authorities exercise considerable discretion in the timing and scope of permit issuances in the Rocky Mountain region. Compliance with the requirements imposed by these authorities can be costly and time consuming and may result in delays in the commencement or continuation of our exploration or production operations and/or fines. For example, in the ordinary course of our business, we have received notices of violation or orders to cease production with respect to certain of our wells that have resulted in production delays and/or fines. Similar regulatory or legal actions in the future may materially interfere with our operations or otherwise have a material adverse effect on us. In addition, we are often required to prepare and present to federal, state or local authorities data pertaining to the effect or impact that a proposed project may have on the environment, threatened and endangered species, and cultural and archaeological artifacts. Further, the public may comment on and otherwise engage in the permitting process, including through intervention in the courts. Accordingly, the permits we need may not be issued, or if issued, may not be issued in a timely fashion, or may involve requirements that restrict our ability to conduct our operations or to do so profitability.

  Our natural gas sales are dependent on two customers and the loss of these customers or their inability to pay for our gas would adversely affect our ability to market our gas.

        We market substantially all our natural gas to two purchasers. During the year ended December 31, 2009, Enserco Energy and United Energy Trading purchased 45% and 55% of our gas sold, respectively. In the event that Enserco Energy or United Energy Trading experienced financial difficulties or no longer purchased our natural gas, we could, in the short-term, experience difficulty in our marketing of natural gas, which could adversely affect our results of operations.

  We may be adversely affected by natural gas prices in the Rocky Mountain region.

        Substantially all of our properties are geographically concentrated at the northern end of the Rocky Mountain region. The price received by us for the natural gas production from these properties is determined mainly by factors affecting the regional supply of and demand for natural gas, as well as the general availability of pipeline capacity to deliver natural gas to the market. Based on recent experience, regional differences could cause a negative basis differential between the published indices generally used to establish the price received for regional natural gas production and the actual price we receive for natural gas production. For example, from January 1, 2009 through December 31, 2009, Rocky Mountain gas traded at a differential to the NYMEX natural gas index price that ranged from a premium of $0.38 to a discount of $2.53, and the differential averaged a discount of $1.06.

  The majority of our properties are located in a five-county region in the northern end of the Powder River Basin in northeastern Wyoming and southern Montana, making us vulnerable to risks associated with having our production concentrated in one area.

        The majority of our properties are geographically concentrated in a five-county region in the northern end of the Powder River Basin in northeastern Wyoming and southern Montana. As a result of this concentration, we may be disproportionately exposed to the impact of delays or interruptions of production from these properties caused by significant governmental regulation, transportation capacity constraints, curtailment of production, natural disasters, adverse weather conditions or other events which impact this area.

  We may suffer losses or incur liability for events for which we or the operator of a property have chosen not to obtain insurance.

        Our operations are subject to hazards and risks inherent in producing and transporting natural gas and oil, such as fires, natural disasters, explosions, pipeline ruptures, spills and acts of terrorism, all of which can result in the loss of hydrocarbons, environmental pollution, personal injury claims and other damage to our and others' properties. As protection against operating hazards, we maintain insurance coverage against some, but not all, potential losses. In addition, pollution and environmental risks generally are not fully insurable. As a result of market conditions, existing insurance policies may not be renewed and other desirable insurance may not be available on commercially reasonable terms, if at all. The occurrence of an event that is not covered, or not fully covered, by insurance could have a material adverse effect on our business, financial condition and results of operations.

  Our use of hedging arrangements could result in financial losses or reduce our income.

        We currently engage in hedging arrangements to reduce our exposure to fluctuations in the prices of natural gas for a significant portion of our current natural gas production. These hedging arrangements expose us to risk of financial loss in some circumstances, including when production is less than expected, the counterparty to the hedging contract defaults on its contract obligations, or there is a change in the expected differential between the underlying price in the hedging agreement and the actual price received. In addition, these hedging arrangements may limit the benefits we would otherwise receive from increases in prices for natural gas. Please see Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operation—Quantitative and Qualitative Disclosures About Market Risk—Hedging Activities and Items 1 and 2, Business and Properties— Operations—Hedging Activities.

  Our business depends on gathering and transportation facilities owned by others. Any limitation in the availability of those facilities would interfere with our ability to market the natural gas we produce.

        The marketability of our natural gas production depends in part on the availability, proximity and capacity of gathering and pipeline systems owned by third parties. The amount of natural gas that can be produced and sold is subject to curtailment in certain circumstances, such as pipeline interruptions due to scheduled and unscheduled maintenance, excessive pressure, physical damage to the gathering or transportation system, or lack of contracted capacity on such systems. The curtailments arising from these and similar circumstances may last from a few days to several months. In many cases, we are provided only with limited, if any, notice as to when these circumstances will arise and their duration.

        In addition, some of our wells are drilled in locations that are not serviced by gathering and transportation pipelines, or the gathering and transportation pipelines in the area may not have sufficient capacity to transport the additional production. As a result, we may not be able to sell the natural gas production from these wells until the necessary gathering and transportation systems are constructed. Any significant curtailment in gathering system or pipeline capacity, or significant delay in the construction of necessary gathering and transportation facilities, would have an adverse effect on our business.

  We may incur losses as a result of title deficiencies in the properties in which we invest.

        It is our practice in acquiring natural gas and oil leases or interests not to incur the expense of retaining lawyers to examine the title to the mineral interest. Rather, we rely upon the judgment of natural gas and oil lease brokers or landmen who perform the fieldwork in examining records in the appropriate governmental office before attempting to acquire a lease in a specific mineral interest.

        Prior to the drilling of a natural gas or oil well, however, it is the normal practice in our industry for the person or company acting as the operator of the well to obtain a preliminary title review to ensure there are no obvious deficiencies in title to the well. Frequently, as a result of such examinations, certain curative work must be done to correct deficiencies in the marketability of the title, and such curative work entails expense. A title review conducted in connection with our credit facility revealed title defects on numerous properties. We have cured these defects and do not believe they will have a material adverse effect on our business or operations. Our failure to cure any future title defects may adversely impact our ability in the future to increase production and reserves. In addition, if a title review reveals that a lease or interest has been purchased in error from a person who was not the owner, our interest would be worthless.

  We may incur losses in our acreage position due to the expiration of leases.

        Our leasehold position is subject to leases with terms which expire from 2010 to 2019. Our leases may not be held by production and may consequently expire if we are unable to develop them in a timely manner. In addition, leases held by production which are subsequently shut-in due to low natural gas prices may also expire if we are unable to make shut-in payments.

  We are subject to environmental regulation that can materially adversely affect the timing and cost of our operations.

        Our exploration and production activities are subject to certain federal, state and local laws and regulations relating to environmental quality and pollution control. These laws and regulations increase the costs of these activities and may prevent or delay the commencement or continuance of a given operation. Specifically, we are subject to legislation regarding the acquisition of permits before drilling, restrictions on drilling activities in restricted areas, emissions into the environment, water discharges, and storage and disposition of hazardous wastes. In addition, legislation has been enacted which requires well and facility sites to be abandoned and reclaimed to the satisfaction of state authorities. Such laws and regulations have been frequently changed in the past, and we are unable to predict the ultimate cost of compliance as a result of any future changes. The adoption or enforcement of stricter regulations could have a significant impact on our operating costs, as well as on the natural gas and oil industry in general. Compliance with environmental laws and regulations can be very complex, and therefore, no assurances can be given that such environmental laws and regulations will not have a material adverse effect on our business, financial condition and results of operations.

        Our operations could result in liability for personal injuries, property damage, discharge of hazardous materials, remediation and clean up costs and other environmental damages. We could also be liable for environmental damages caused by previous property owners. As a result, substantial liabilities to third parties or governmental entities may be incurred which could have a material adverse effect on our financial condition and results of operations. We maintain insurance coverage for our operations, but we do not believe that insurance coverage for environmental damages that occur over time, or complete coverage for sudden and accidental environmental damages, is available at a reasonable cost. Accordingly, we may be subject to liability or may lose the right to continue exploration or production activities upon substantial portions of our properties if certain environmental damages occur.

  We are subject to complex governmental regulations which may materially adversely affect the cost of our business and result in delays in our operations.

        Numerous departments and agencies, both federal and state, are authorized by statute to issue and have issued rules and regulations binding on the natural gas and oil industry and its individual members, some of which carry substantial penalties for failure to comply. We may be required to make large expenditures to comply with these regulatory requirements. Any increases in the regulatory burden on the natural gas and oil industry created by new legislation would increase our cost of doing business and could result in delays in our operations, and consequently, adversely affect our profitability.

        In addition, from time to time we may be subject to legal proceedings and claims as a result of these regulations. Please see Item 3, Legal Proceedings, for a description of material pending litigation.

  We operate in a highly competitive environment and our competitors may have greater resources than us.

        The natural gas and oil industry is intensely competitive and we compete with other companies, many of which are larger and have greater financial, technological, human and other resources. Many of these companies not only explore for and produce crude oil and natural gas but also carry on refining operations and market petroleum and other products on a regional, national or worldwide basis. Such companies may be able to pay more for productive natural gas and oil properties and exploratory prospects or define, evaluate, bid for and purchase a greater number of properties and prospects than our financial or human resources permit. In addition, such companies may have a greater ability to continue exploration activities during periods of low oil and gas market prices. Our ability to acquire additional properties and to discover reserves in the future will be dependent upon our ability to evaluate and select suitable properties and to consummate transactions in a highly competitive environment. If we are unable to compete, our operating results and financial position may be adversely affected.

  The coal beds from which we produce methane gas contain water that may hamper our ability to produce gas in commercial quantities.

        Coal beds contain water that must be reduced in order for the gas to desorb from the coal and flow to the well bore. Where groundwater produced from our coalbed methane projects fails to meet the quality requirements of applicable regulatory agencies or our wells produce water in excess of the applicable volumetric permit limit, we may have to explore alternative methods of disposal such as re-injections or water treatment facilities. The costs to dispose of this produced water may increase if any of the following occur:

  •
  we cannot obtain future permits from applicable regulatory agencies;

  •
  water of lesser quality is produced;

  •
  our wells produce excess water; or

  •
  new laws or regulations require water to be disposed of in a different manner.

        Our ability to remove and dispose of sufficient quantities of water from a coal seam will determine whether or not we can produce gas in commercial quantities from that seam. The cost of water disposal may affect our profitability.

  Our coalbed methane wells typically have a shorter reserve life and lower rates of production than conventional natural gas wells, which may adversely affect our profitability during periods of low natural gas prices.

        The shallow coals from which we produce natural gas in the Powder River Basin typically have a seven to eight year reserve life and have lower total reserves and produce at lower rates than most conventional natural gas wells. We depend on drilling a large number of wells each year to replace production and reserves in the Powder River Basin and to distribute operational expenses over a larger number of wells. A decline in natural gas prices could make certain wells uneconomical because production rates are lower on an individual well basis and may be insufficient to cover operational costs.

  We may have difficulty managing growth in our business.

        Because of our small size, growth in accordance with our business plan, if achieved, will place a significant strain on our financial, technical, operational and management resources. If we expand our activities and increase the number of projects we are evaluating or in which we participate, there will be additional demands on our financial, technical and management resources. The failure to continue to upgrade our technical, administrative, operating and financial control systems or the occurrence of unexpected expansion difficulties, including the failure to recruit and retain experienced managers, geoscientists and engineers, could have a material adverse effect on our business, financial condition and results of operations and our ability to timely execute our business plan.

  Our success depends on our key management personnel, the loss of any of whom could disrupt our business.

        The success of our operations and activities is dependent to a significant extent on the efforts and abilities of our management. The loss of services of any of our key managers could have a material adverse effect on our business. We have not obtained "key man" insurance for any members of our management. Mr. Peter G. Schoonmaker is our Chief Executive Officer and President, and Mr. Ronald T. Barnes is our Chief Financial Officer, Senior Vice President and Secretary. The loss of the services of either of these individuals, or other key personnel, may adversely affect our business and prospects. We currently do not have employment agreements or non-competition agreements with any of the members of our management other than Mr. Schoonmaker and Mr. Barnes.

  Some of our directors may have conflicts of interest because they are also currently affiliates, directors or officers of entities that make investments in the energy sector and/or may compete with us. The resolution of these conflicts of interest may not be in our or our stockholders' best interests.

        Robert L. Cabes, Jr. and Jeffrey P. Gunst, two of our directors, serve as Principal and Vice President, respectively, of Avista Capital Holdings, L.P., or Avista, a private equity firm that makes investments in the energy sector. Messrs. Cabes and Gunst provide consulting services to certain DLJ Merchant Banking portfolio companies through arrangements with MB Advisory Partners, LLC, an affiliate of Avista. In addition, Sylvester P. Johnson, IV serves as President, Chief Executive Officer and a director of Carrizo. F. Gardner Parker is a director of Carrizo and Susan C. Schnabel is a Managing Director of DLJ Merchant Banking which holds a 32.3% equity stake in us. These relationships may create conflicts of interest regarding corporate opportunities and other matters. The resolution of any such conflicts may not always be in our or our stockholders' best interest. In addition, our certificate of incorporation limits the fiduciary duties of our directors in conflict of interest situations, among other things.

  Our failure to complete and integrate future acquisitions successfully could reduce our earnings and slow our growth.

        We may be unable to identify potential acquisitions or to make acquisitions on terms that we consider economically acceptable. Furthermore, there is intense competition for acquisition opportunities in our industry. Competition for acquisitions may increase the cost of, or cause us to refrain from, completing acquisitions. Our strategy of completing acquisitions is dependent upon, among other things, our ability to obtain debt and equity financing and, in some cases, regulatory approvals. Our ability to pursue our growth strategy may be hindered if we are not able to obtain such financing or regulatory approvals. The inability to effectively manage the integration of acquisitions could reduce our focus on subsequent acquisitions and current operations, which, in turn, could negatively impact our earnings and growth. Our financial position and results of operations may fluctuate significantly from period to period, based on whether or not significant acquisitions are completed in particular periods.

  Properties we acquire may not produce as projected, and we may be unable to determine reserve potential, identify liabilities associated with the properties or obtain protection from sellers against such liabilities.

        Properties we acquire may not produce as expected, may be in an unexpected condition and may subject us to increased costs and liabilities, including environmental liabilities. Although we review acquired properties prior to acquisition in a manner consistent with industry practices, even a detailed review of records and properties may not necessarily reveal existing or potential problems or permit us to become sufficiently familiar with the properties to assess fully their condition, any deficiencies, and development potential. Generally, it is not feasible to review in depth every individual property involved in each acquisition. Ordinarily, we will focus our review efforts on the higher value properties or properties with known adverse conditions and will sample the remainder. In addition, environmental problems, such as ground water contamination, are not necessarily observable even when an inspection is undertaken.

  The coal beds from which we produce may be drained by offsetting production wells.

        Our drilling locations are spaced primarily using 80-acre spacing. Producing wells located on the 80-acre spacing units contiguous with our drilling locations may drain the acreage underlying our wells. If a substantial number of productive wells are drilled on spacing units adjacent to our properties, it could have an adverse impact on the economically recoverable reserves of our properties that are susceptible to such drainage.

  We may not be able to keep pace with technological developments in our industry.

        The natural gas and oil industry is characterized by rapid and significant technological advancements and introductions of new products and services using new technologies. As others use or develop new technologies, we may be placed at a competitive disadvantage, and competitive pressures may force us to implement those new technologies at substantial cost. In addition, other natural gas and oil companies may have greater financial, technical and personnel resources that allow them to enjoy technological advantages and may in the future allow them to implement new technologies before we can. We may not be able to respond to these competitive pressures and implement new technologies on a timely basis or at an acceptable cost. If one or more of the technologies we use now or in the future were to become obsolete or if we are unable to use the most advanced commercially available technology, our business, financial condition and results of operations could be materially adversely affected.

  Because we are a relatively small company, we have been and expect to continue to be disproportionately negatively impacted by the cost of compliance with securities laws and regulations.

        The Sarbanes-Oxley Act of 2002, or the Act, which became law in July 2002, has required changes in the corporate governance, securities disclosure and compliance practices of public companies. The SEC has promulgated rules pursuant to the Act covering a variety of subjects, including corporate governance guidelines. Compliance with these rules has significantly increased our legal, financial and accounting costs. In addition, compliance with these rules has required the dedication of a significant amount of the time of management and the board of directors and may make it more difficult for us to attract and retain qualified directors, particularly independent directors, or qualified executive officers. Because we are a small company with relatively few employees, we have been disproportionately negatively impacted by these rules and regulations.

        As directed by Section 404 of the Act, the SEC adopted rules requiring public companies to include a report of management on the company's internal control over financial reporting in their annual reports on Form 10-K that contains an assessment by management of the effectiveness of the company's internal control over financial reporting. Beginning with our annual report on Form 10-K for the fiscal year ending December 31, 2010, the public accounting firm auditing the Company's financial statements must attest to and report on managements assessment of the effectiveness of the Company's internal control over financial reporting. If management is unable to conclude that we have effective internal control over financial reporting, or if our independent auditors are unable to provide us with an unqualified report as to the effectiveness of our internal control over financial reporting, investors could lose confidence in the reliability of our financial statements, which could result in a decrease in the value of our securities.

        We are a small company with limited resources. The number and qualifications of our finance and accounting staff are limited, and we have limited monetary resources. We experience difficulties in attracting qualified staff with requisite expertise due to our profile and a generally tight market for staff with expertise in these areas. We retained a consultant to assist us in the process of testing and evaluating our internal control over financial reporting. A key risk is that management will not timely remediate any deficiencies that may be identified as part of the review process.

Risks Related to our Relationship with DLJ Merchant Banking and Other Initial Stockholders

  Our founding stockholders have substantial influence over the outcome of certain stockholder votes and may exercise this voting power in a manner adverse to our other stockholders.

        DLJ Merchant Banking beneficially owns approximately 32.3% of our outstanding common stock. Accordingly, DLJ Merchant Banking is in a position to have a substantial influence on the outcome of certain matters requiring a stockholder vote, including the election of directors and the adoption of certain amendments to our certificate of incorporation.

        In addition, Carrizo beneficially owns approximately 8.4% of our outstanding common stock. This ownership, when combined with that of DLJ Merchant Banking, constitutes slightly less than a majority of our common stock and could have the effect of delaying or preventing a change in control of or otherwise discouraging a potential acquirer from attempting to obtain control of us. In addition, the interests of these stockholders may differ from those of our other stockholders, and these stockholders may vote their common stock in a manner that may adversely affect our other stockholders.

Risks Relating to Our Common Stock

  The price of our common stock may be volatile and you may not be able to resell your shares at a favorable price.

        The market price of our common stock may be volatile and you may not be able to resell your shares at or above the price you paid for such shares. During 2009, the closing price of our common stock ranged from a high of $0.52 per share to a low of $0.13 per share. The following factors could affect our stock price:

  •
  our operating and financial performance and prospects;

  •
  quarterly variations in the rate of growth of our financial indicators, such as net income per share, net income and revenues;

  •
  changes in revenue or earnings estimates or publication of research reports by analysts about us or the exploration and production industry;

  •
  potentially limited liquidity;

  •
  actual or anticipated variations in our reserve estimates and quarterly operating results;

  •
  changes in natural gas and oil prices;

  •
  speculation in the press or investment community;

  •
  sales of our common stock by significant stockholders and future issuances of our common stock;

  •
  actions by institutional investors before disposition of our common stock;

  •
  increases in our cost of capital;

  •
  changes in applicable laws or regulations, court rulings and enforcement and legal actions;

  •
  commencement of or involvement in litigation;

  •
  announcements by us or our competitors of strategic alliances, significant contracts, new technologies, acquisitions, commercial relationships, joint ventures or capital commitments;

  •
  changes in market valuations of similar companies;

  •
  adverse market reaction to any increased indebtedness we incur in the future;

  •
  additions or departures of key management personnel;

  •
  actions by our stockholders;

  •
  general market conditions, including fluctuations in and the occurrence of events or trends affecting the price of natural gas and oil; and

  •
  domestic and international economic, legal and regulatory factors unrelated to our performance.

  The market for purchases and sales of our common stock may be very limited, and the sale of a limited number of shares could cause the price to fall sharply.

        Although our common stock is listed for trading on the NASDAQ Global Market, our securities are currently relatively thinly traded. Accordingly, it may be difficult to sell shares of common stock quickly without significantly depressing the value of the stock. Unless we are successful in developing continued investor interest in our stock, sales of our stock could continue to result in major fluctuations in the price of the stock.

  We may not be able to maintain compliance with NASDAQ's continued listing requirements.

        We must comply with NASDAQ's continued listing requirements in order to maintain our listing on NASDAQ's Global Market. These continued listing standards include requirements addressing the number of shares publicly held, market value of publicly held shares, stockholder's equity, number of round lot holders, and a $1.00 minimum closing bid price. Our stock price has generally been below the $1.00 minimum bid requirement since October 2008. Ordinarily, if a company's closing bid price is below $1.00 for 30 consecutive trading days, it receives a notice from NASDAQ that it will be subject to delisting if it fails to regain compliance within 180 days following the date of the notice letter by maintaining a minimum bid closing price of at least $1.00 for ten consecutive business days. NASDAQ notified us on September 15, 2009 that a deficiency existed regarding this rule. NASDAQ further sent us a Staff Determination Letter on March 16, 2010 notifying us that we have not complied with the closing bid price and will be delisted. On March 22, 2010 we requested a hearing regarding the delisting order; however, there can be no assurance that our hearing will be successful and our stock could be delisted immediately.

        In order to regain compliance with the $1.00 minimum bid requirement, we would have to attain a stock price of at least $1.00 per share for a minimum of 10 consecutive business days prior to the expiration of 180 days from the date of the notice letter from NASDAQ, but the NASDAQ may in its discretion require that we maintain a bid price of at least $1.00 per share for a period in excess of 10 consecutive business days.

        The delisting of our common stock would adversely affect the market liquidity for our common stock, the per share price of our common stock and impair our ability to raise capital that may be needed for future operations. Delisting from NASDAQ could also have other negative results, including the potential loss of confidence by customers and employees, the loss of institutional investor interest and fewer business development opportunities. In addition, we would be subject to a number of restrictions regarding the registration and qualification of our common stock under federal and state securities laws.

        If our common stock is not eligible for quotation on another market or exchange, trading of our common stock could be conducted in the over-the-counter market or on an electronic bulletin board established for unlisted securities such as the Pink Sheets or the OTC Bulletin Board. In such event, it could become more difficult to dispose of, or obtain accurate quotations for the price of our common stock, and there would likely also be a reduction in our coverage by security analysts and the news media, which could cause the price of our common stock to decline further.

        If our stock price trades below $1.00 for a sustained period and we face delisting on the NASDAQ, we may seek to implement a reverse stock split. However, reverse stock splits frequently result in a loss in stockholder value as the actual post-split price is often lower than the pre-split price, adjusted for the split. Accordingly, a reverse stock split may not solve the listing requirement deficiency even if implemented.

  The percentage ownership evidenced by the common stock is subject to dilution.

        We are authorized to issue up to 100,000,000 shares of common stock and are not prohibited from issuing additional shares of such common stock. Shareholders do not have statutory "preemptive rights" and therefore are not be entitled to maintain a proportionate share of ownership by buying additional shares of any new issuance of common stock before others are given the opportunity to purchase the same. Accordingly, shareholders percentage ownership, as a holder of the common stock, will be subject to change as a result of the sale of any additional common stock or other equity interests in us.

  Anti-takeover provisions in our certificate of incorporation, our bylaws and Delaware law could prohibit a change of control that our stockholders may favor and which could affect our stock price.

        Provisions in our second amended and restated certificate of incorporation, our amended and restated bylaws, and applicable provisions of the Delaware General Corporation Law may make it more difficult and expensive for a third party to acquire control of us, even if a change of control would be beneficial to the interests of our stockholders. These provisions could discourage potential takeover attempts and could adversely affect the market price of our common stock. Our certificate of incorporation and bylaws:

  •
  authorize the issuance of blank check preferred stock that could be issued by our board of directors to thwart a takeover attempt;

  •
  classify the board of directors into staggered, three-year terms, which may lengthen the time required to gain control of our board of directors;

  •
  prohibit cumulative voting in the election of directors, which would otherwise allow holders of less than a majority of stock to elect some directors;

  •
  require super-majority voting by our stockholders to effect amendments to provisions of our certificate of incorporation concerning the number of directors;

  •
  require super-majority voting by our stockholders to effect any stockholder-initiated amendment to any provision of our bylaws;

  •
  limit who may call special meetings of our stockholders;

  •
  prohibit stockholder action by written consent, thereby requiring all actions to be taken at a meeting of the stockholders;

  •
  establish advance notice requirements for stockholder nominations of candidates for election to the board of directors or for stockholder proposals that can be acted upon at annual meetings of stockholders; and

  •
  require that vacancies on the board of directors, including newly-created directorships, be filled only by a majority vote of directors then in office.

        In addition, Section 203 of the Delaware General Corporation Law may discourage, delay or prevent a change in control by prohibiting us from engaging in a business combination with an interested stockholder for a period of three years after the person becomes an interested stockholder.

  Because we have no plans to pay dividends on our common stock, investors must look solely to stock appreciation for a return on their investment in us.

        We do not anticipate paying any cash dividends on our common stock in the foreseeable future. We currently intend to retain all future earnings to fund the development and growth of our business. Any payment of future dividends will be at the discretion of our board of directors and will depend on, among other things, our earnings, financial condition, capital requirements, level of indebtedness, statutory and contractual restrictions applying to the payment of dividends and other considerations that the board of directors deems relevant. The terms of our credit facility restrict the payment of dividends without the prior written consent of the lenders. Investors must rely on sales of their common stock after price appreciation, which may never occur, as the only way to realize a return on their investment. Investors seeking cash dividends should not purchase our common stock.

ITEM 1B    UNRESOLVED STAFF COMMENTS

        None.

ITEM 3    LEGAL PROCEEDINGS

        From time to time, we are subject to legal proceedings and claims that arise in the ordinary course of its business. In addition, like other natural gas and oil producers and marketers, our operations are subject to extensive and rapidly changing federal and state environmental, health and safety and other laws and regulations governing air emissions, wastewater discharges, and solid and hazardous waste management activities. As a result, it is extremely difficult to reasonably quantify future environmental and regulatory related expenditures.

        The following represent legal actions in which we are involved. No assurance can be given that these legal actions will be resolved in our favor. However we believe, based on our experiences to date, that these matters will not have a material adverse impact on our business, financial position or results of operations.

        We, together with the State of Montana, the Montana Department of Environmental Quality, the Montana Board of Oil and Gas Conservation and the Department of Natural Resources, were named as defendants in a lawsuit (Civil Cause No. DV-05-27) filed on May 19, 2005 in the Montana 22nd Judicial District Court, Bighorn County by Diamond Cross Properties, LLC relating to the Coal Creek POD. The plaintiff is a surface owner with properties located in Big Horn County and Rosebud County, Montana where we have a lease for approximately 10,300 acres, serve as operator and own a working interest in the minerals under lease. The plaintiff sought to permanently enjoin the State of Montana and its administrative bodies from issuing licenses or permits, or authorizing the removal of ground water from under the plaintiff's ranch. In addition, the plaintiff further sought to preliminarily and permanently enjoin us on the basis that our operations lacked adequate safeguards required under the Montana state constitution. On August 25, 2005, the district judge issued an order denying without prejudice the application for temporary restraining order and preliminary injunction requested by the plaintiff. The case was appealed by the plaintiff to the Montana Supreme Court. On November 16, 2005, the Montana Supreme Court issued an order that denied enjoining the Coal Creek POD, and subsequently, the Montana Supreme Court remanded the case back to the district court for a decision on the merits.

        We, together with the defendants above, were also named as defendants in a related lawsuit (Civil Cause No. DV-05-70) filed on September 21, 2005 in the Montana 22nd Judicial District Court, Bighorn County by Diamond Cross Properties, LLC relating to the Dietz POD. The plaintiff sought similar relief as in the Coal Creek POD suit. The two cases were combined.

        On July 14, 2008, the district court issued a summary judgment order in the combined case, and the order was subsequently entered as a judgment on August 15, 2008. As a result, we have continued our operations in the two project areas. To date, there has been no appeal by the plaintiff.

        In April and September 2005, the U.S. Bureau of Land Management in Miles City, Montana issued suspensions of operations for the majority of our federal leases in Montana. The suspensions were issued based upon a court order issued on April 5, 2005 by the U.S. District Court of Montana that required the BLM to complete a Supplemental Environmental Impact Statement (SEIS) to address phased development of coal bed natural gas. The U.S. Ninth Circuit Court of Appeals also issued an order on May 31, 2005 which enjoined the BLM from approving coal bed natural gas production projects in the Powder River Basin of Montana. Both of these actions placed limitations on lease development until completion of the SEIS.

        The 2005 injunction was lifted by the Ninth Circuit Court of Appeals on October 29, 2007. The record of decision (ROD) for the SEIS was signed by the BLM on December 30, 2008 and went into effect on January 14, 2009. The Suspension of Operations and Production for the suspended leases was terminated effective February 1, 2009. We have received letters from the BLM with amended lease terms of the affected leases. Leases that were suspended have been placed back into an active lease status with the primary term increasing for approximately three to five years based on the time period the leases were in suspension.

        On July 6, 2009, we filed suit (Cause No. DV09-35) against Big Sky Energy LLC and Quaneco L.L.C., in the Twenty-Second Judicial District Court, Big Horn County, Montana alleging claims for breach of contract, breach of implied covenant of good faith and fair dealing, tortious interference with business, tortious interference with contractual relations and slander of title. We are amending the complaint to add a foreclosure action against Big Sky Energy LLC's and Quaneco L.L.C.'s collective interest in the developed properties in Montana for non payment of invoices in the amount of $298,689.

        We had previously filed suit (Cause DV-07-02) against Quaneco L.L.C. in the Twenty-Second Judicial District Court, Big Horn County, Montana for breach of contract and foreclosure of liens to collect $3,717,046 for joint interest bills that remained unpaid for over two years through September 19, 2007. A Settlement Agreement and Release of All Claims including payment of the $ 3,717,046 to us by Quaneco L.L.C. was reached on October 19, 2007.

        We will continue to vigorously pursue payment of the amounts owed including interest and attorney's fees along with foreclosure proceedings and any other rights and remedies available to us pursuant to the Joint Operating Agreement dated June 23, 2003, as amended.

        We were named as a defendant in litigation brought by RLI Insurance Company (Civil Cause No. 09-CV-157-J) filed in United States District Court for the District of Wyoming on July 6, 2009. The complaint alleges that we failed to provide $1,439,360 in additional collateral requested by plaintiff to secure certain bonds issued by plaintiff on our behalf. Plaintiff seeks the additional bond collateral plus attorney's fees and costs. On March 18, 2010, Pinnacle Gas Resources, Inc. and RLI Insurance Company entered into a Tolling Agreement. The agreement stipulates that the parties agree to drop all claims and counter claims in the litigation captioned RLI Insurance Company v. Pinnacle Gas Resources, Inc., Case No. 09-CV-157-J (D. Wyo.), without prejudice. The agreement further stipulates that each party will extend the period within which either party may institute a claim, counterclaim, action or proceeding up to and including June 16, 2010. The agreement also obligates us to continue to solicit market quotes for the purpose of replacing all bonds or bonding relationships which exist between us and RLI Insurance Company.

        We are aware of two purported class action lawsuits related to the Merger and Merger Agreement filed against some or all of the following: Thomas McGonagle, Peter Schoonmaker, Robert Cabes,

Jeffery Gunst, Sylvester Johnson, F. Gardner Parker, Susan Schnabel, Pinnacle Gas Resources, Inc., DLJ Merchant Banking Partners III, L.P., Powder Holdings, LLC and Powder Acquisition Co. The lawsuits and dates of filing are as follows: Pennsylvania Avenue Fund, et al. v. Thomas McGonagle, et al., (filed March 5, 2010); and Harry Gordon, et al. v. Pinnacle Gas Resources, Inc., et al (filed March 10, 2010). On March 24, 2010, the Delaware Court of Chancery entered an order consolidating the two actions under the caption in re Pinnacle Gas shareholder litigation C.A. No.—5313-CC (Del Ch.) and appointing co-lead counsel.

        The Complaints are substantially similar and allege, among other things, that the Merger would be the product of a flawed process and that the consideration to be paid to our stockholders in the Merger would be unfair and inadequate. The Complaints further allege, among other things, that our officers and directors breached their fiduciary duties by, among other things, taking actions designed to deter higher offers from other potential acquirers and failing to maximize the value of Pinnacle to its stockholders. In addition, the lawsuits allege that DLJ, as a controlling stockholder of Pinnacle, violated fiduciary duties to Pinnacle stock holders. These lawsuits seek, among other relief, injunctive relief from joining the transaction and costs of the action, including reasonable attorney's fees. We believe that these lawsuits are without merit and intend to vigorously defend against them.

Regulations

        Our oil and gas operations are subject to various federal, state and local laws and regulations. We could incur significant expense to comply with the new or existing laws and non-compliance could have a material adverse effect on our operations.

Environmental

        We produce significant amounts of water from our wells. If future wells produce water of a lesser quality than allowed under state laws or if water is produced at rates greater than we can dispose of, we could incur additional costs to dispose of the water.

ITEM 4    SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS

        None.

PART II

ITEM 5    MARKET FOR REGISTRANT'S COMMON STOCK, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information

        Shares of our common stock are traded on the NASDAQ Global Market under the symbol "PINN." As of March 30, 2010, we had 30,320,525 shares of common stock outstanding held of record by approximately 22 record holders.

        The following table sets forth, for the periods indicated, the high and low sales prices for our common stock. The last reported sales price of our common stock on March 29, 2010 was $0.32 per share.

	Sales Price Range per Share of Common Stock
	High	Low
Year ended December 31, 2009
Fourth quarter	$0.45	$0.30
Third quarter	0.44	0.29
Second quarter	0.52	0.20
First quarter	0.43	0.13
Year ended December 31, 2008
Fourth quarter	$1.22	$0.24
Third quarter	3.40	1.19
Second quarter	4.01	2.22
First quarter	5.10	2.55

        We have not paid any dividends on our common stock to date and we do not expect to pay any dividends in the foreseeable future. Our credit facility prohibits the payment of dividends to stockholders without the prior written consent of the lenders.

        The information required by this item regarding securities authorized for issuance under equity compensation plans is incorporated herein by reference to the information set forth in Item 12 of this Annual Report on Form 10-K.

Performance Graph

        The following graph presents a comparison of the yearly percentage change in the cumulative total return on our common stock over the period from May 15, 2007, the first trading date after pricing our initial public offering, to December 31, 2009, with the cumulative total return of the Russell 2000 Index and the American Stock Exchange (AMEX) Natural Resources Industry Index over the same period. The graph assumes that $100 was invested on May 15, 2007 in our common stock at the closing market price at the beginning of this period and in each of the other two indices and the reinvestment of all dividends, if any.

        The graph is presented in accordance with requirements of the SEC. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future financial performance.

Comparison of Cumulative Total Return
Among Pinnacle Gas Resources, the Amex Natural Resources Index,
and Russell 2000 Index

        Pursuant to SEC rules, the foregoing graph is not deemed "filed" with the SEC. We made no repurchases of our common stock in the fourth quarter of 2009.

	5/14/2007	6/29/2007	9/28/2007	12/31/2007	3/31/2008	6/30/2008	9/30/2008	12/31/2008	3/31/2009	6/30/2009	9/30/2009	12/31/2009
Pinnacle Gas Resources, Inc.	$100.00	87.00	55.00	51.00	28.00	40.00	14.00	3.00	3.00	4.00	5.00	4.00
Russell 2000 Index	$100.00	101.00	98.00	93.00	84.00	84.00	83.00	61.00	51.00	62.00	73.00	76.00
AMEX Natural Resources Index	$100.00	106.00	111.00	114.00	108.00	116.00	81.00	59.00	64.00	71.00	77.00	81.00

ITEM 6   SELECTED FINANCIAL DATA

        The following tables set forth our selected historical financial data for, and as of the end of, each of the periods indicated. Our historical results are not necessarily indicative of the results that may be expected for any future period. The selected historical financial data should be read in conjunction with Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operation and our financial statements and related notes included elsewhere in this document.

	Year Ended December 31,
	2005	2006	2007	2008	2009
Statement of Operations Data:
Revenues
Gas sales	$14,136	$12,196	$13,141	$22,441	$8,328
Realized gain/(loss) on derivatives(1)	(1,610)	663	4,511	1,973	$6,642
Income from earn-in joint venture agreement	1,629	379	—	—	—

Total revenues	14,155	13,238	17,652	24,414	14,970
Operating expenses
Lease operating expenses	1,781	2,993	4,721	6,450	3,847
Production taxes	1,637	1,198	1,397	1.941	836
Marketing and transportation	1,582	1,962	3,464	4,694	3,658
General and administrative, net	2,267	4,343	5,179	6,674	3,310
Depreciation, depletion, amortization and accretion	5,622	6,673	6,516	9,322	5,617
Impairment of oil and gas properties	—	—	18,225	21,521	60,927

Total operating expenses	12,889	17,169	39,502	50,602	78,195

Operating income (loss)	1,266	(3,931)	(21,850)	(26,188)	(63,225)

Other income (expense)
Gain (loss) on derivatives(1)	(3,205)	6,699	(2,300)	3,789	(5,720)
Interest income	17	720	677	162	56
Other income	129	484	379	626	408
Unrealized derivative loss	—	(26)	—	—	—
Interest expense	(47)	(168)	(283)	(125)	(271)

Total other income (expense)	(3,106)	7,709	(1,527)	4,452	(5,527)

Net income (loss)	$(1,840)	$3,778	$(23,377)	$(21,736)	$(68,752)
Preferred dividends, related party	(5,409)	(20,964)	—	—	—

Net income (loss) attributable to common stockholders	$(7,249)	$(17,186)	$(23,377)	$(21,736)	$(68,752)

Net income (loss) per common share
Basic and diluted	$(1.42)	$(0.87)	$(0.86)	$(0.75)	$(2.32)
Weighted average shares outstanding
Basic and diluted(2)	5,094,800	19,783,118	27,281,680	29,096,411	29,579,388

(1)
In order to provide a measure of stability to the cash flow in an environment of volatile oil and gas prices and to manage the exposure to commodity price risk, we chose to periodically hedge a portion of our oil and gas production using swap and collar agreements. We account for our derivative instruments under the accounting guidance related to disclosures about derivative instruments. This accounting guidance requires us to record derivative instruments at their fair value. Our management has chosen not to use hedge accounting for these arrangements. For the years ended December 31, 2009, 2008, 2007, 2006 and 2005 we have classified the realized gains and losses as revenue and unrealized gains and losses as other income/expense in the statements of operations. We feel that this presentation fairly presents revenues derived from operations because the gains and losses on derivatives are comprised of a significant unrealized gain or loss for future periods which is not reflective of current operations.

(2)
For all periods in which there was a net loss attributable to common stockholders, all of our stock options and warrants were anti-dilutive. Common stock equivalents of 842,280, 676,250, 871,000, 1,035,000 and 13,676,200 at December 31, 2009, 2008, 2007, 2006 and 2005, respectively, were excluded because they were anti-dilutive.

	Year Ended December 31,
	2005	2006	2007	2008	2009
	(In thousands)
Statement of Cash Flows Data:
Net cash provided by (used in) operating activities	$8,792	$6,029	$(16,685)	$7,582	$(1,405)
Net cash provided by (used in) investing activities	(25,301)	(63,880)	(9,423)	(26,858)	6,620
Net cash provided by (used in) financing activities	15,582	59,941	29,497	11,471	(5,386)
Other Financial Data:
Capital expenditures—exploration and production	$20,866	$62,340	$14,006	$27,217	$4,247

	As of December 31,
	2005	2006	2007	2008	2009
	(In thousands)
Balance Sheet Data:
Cash and cash equivalents	$2,672	$4,762	$8,151	$346	$175
Property and equipment, net	63,529	127,189	125,011	123,147	59,232
Total assets	77,081	150,332	146,593	138,340	64,500
Long-term debt (including current portion)(1)	828	807	786	12,263	6,891
Total liabilities	23,897	31,503	20,756	33,061	27,127
Redeemable preferred stock(2)	31,400	—	—	—	—
Total stockholders' equity	21,784	118,829	125,837	105,279	37,373

(1)
Long-term debt does not include fair value of derivatives, asset retirement obligation and the long-term portion of production taxes.

(2)
On April 11, 2006, we used approximately $53.6 million of the net proceeds from our private placement to redeem all of the outstanding shares of our Series A Redeemable Preferred Stock, all of which were held by DLJ Merchant Banking.

ITEM 7    MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

        The discussion and analysis that follows should be read together with Item 6, Selected Financial Data and the accompanying financial statements and notes related thereto that are included elsewhere in this annual report. It includes forward-looking statements that may reflect our estimates, beliefs, plans and expected performance. The forward-looking statements are based upon events, risks and uncertainties that may be outside our control. Our actual results could differ significantly from those discussed in these forward-looking statements. Factors that could cause or contribute to these differences include, but are not limited to, market prices for natural gas and oil, regulatory changes, estimates of proved reserves, economic conditions, competitive conditions, development success rates, capital expenditures and other uncertainties, as well as those factors discussed below and elsewhere in this annual report, including in Item 1A, Risk Factors, all of which are difficult to predict. As a result of these assumptions, risks and uncertainties, the forward-looking matters discussed may not occur.

Overview

        We are an independent energy company engaged in the acquisition, exploration and development of domestic onshore natural gas reserves. We primarily focus our efforts on the development of CBM properties located in the Powder River Basin in northeastern Wyoming and southern Montana. In addition, in April 2006, we acquired properties located in the Green River Basin in southern Wyoming. As of December 31, 2009, we owned natural gas and oil leasehold interests in approximately 424,000 gross (308,000 net) acres, approximately 90% of which were undeveloped. As of December 31, 2009, we had estimated net proved reserves of approximately 15.0 Bcf based on the first day of the month, twelve month average CIG index price of approximately $3.04 per Mcf.

        The continued credit crisis and related turmoil in the global financial system have had an adverse impact on our business and financial condition. In addition, the prices of oil and natural gas declined significantly in 2008 and has remained low in 2009. Therefore, total capital expenditures were limited to $4.2 million in 2009. As a result of low CIG index prices, the economic climate and our limited capital resources, we expect to continue operating during 2010 with a reduced capital expenditure plan. Under our plan, we will generally make expenditures only as necessary to secure drilling permits in strategic areas, drill wells that secure leasehold positions and construct the necessary infrastructure to complete and hook-up wells that have already been drilled. Our capital expenditure budget for 2010 will be dependent upon CIG index prices, our cash flows and the availability of additional capital resources.

        We were formed in June 2003 as a Delaware corporation through a contribution of proved producing properties and undeveloped leaseholds by subsidiaries of Carrizo and U.S. Energy and a cash contribution from DLJ Merchant Banking.

        In April 2006, we completed a private placement of 12,835,230 shares of our common stock to qualified institutional buyers, non-U.S. persons and accredited investors. In May 2007, we completed our initial public offering of 3,750,000 shares of common stock. Please see the information under the heading "Liquidity and Capital Resources—Cash Flow from Financing Activities—Sales and Issuances of Equity" in this Item 7 for further information regarding issuances of equity to our initial stockholders.

        Shares of our common stock are traded on the NASDAQ Global Market under the symbol "PINN."

Significant Developments

        Amendment and Waiver to Credit Agreement.    On January 13, 2010, we entered into a Seventh Amendment and Waiver to Credit Agreement ("Waiver Agreement") with the lenders party thereto. The

Waiver Agreement provided that the lenders would waive (i) our compliance with certain restrictions based on the current ratio in the Credit Agreement, (ii) certain requirements pertaining to the aging of certain accounts payable, and (iii) certain restrictions regarding the amount of liens we have. Default remedies available to the lenders under the Credit Agreement include acceleration of all principal and interest amounts due under the Credit Agreement. The Waiver Agreement extends the waiver period for these items until the earlier of June 15, 2010 and the date of any default arising out of a breach or non-compliance with the Credit Agreement not expressly waived in the Waiver Agreement or a breach of the Waiver Agreement.

        In addition, the Waiver Agreement amends the definition of "Final Maturity Date" under the Credit Agreement to the earlier of (i) June 15, 2010 or (ii) the date that is thirty days following the earlier of (A) the date the merger (please see Note 19 in the notes to the financial statements) is withdrawn or terminated in whole or in part or (B) the date that the lenders have been advised that the merger will not proceed.

        Entry into a Merger Agreement.    On February 23, 2010, we entered into an Agreement and Plan of Merger (the "Merger Agreement") with Powder Holdings, LLC, a Delaware limited liability company ("Powder"), and Powder Acquisition Co., a Delaware corporation and a direct, wholly owned subsidiary of Powder ("Merger Sub"). Powder is controlled by an investor group led by Scotia Waterous (USA) Inc. and includes certain members of our management team. Further details regarding this Merger Agreement will be described in our proxy statement and Schedule 13e-3 filed with the SEC.

        The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with us, and we will continue as the surviving corporation (the "Merger"). Subject to the terms and conditions of the Merger Agreement, at the effective time and as a result of the Merger, each outstanding share of common stock, par value $.01 per share, we have (other than shares as to which appraisal rights are properly exercised under Delaware law and shares owned by us, Powder, Merger Sub or their respective subsidiaries) will be converted into the right to receive a cash amount of $0.34 per share (the "Merger Consideration"). In addition, at the effective time of the Merger, (a) each outstanding and unexercised stock option and stock appreciation right will be cancelled and the holder of such option or stock appreciation right will receive a single lump sum cash payment equal to the product of: (i) the excess, if any, of the Merger Consideration over the exercise price or base price, as applicable, per share subject to such option or right, multiplied by (ii) the total number of shares of common stock subject to such option or right and (b) each outstanding restricted stock award, whether or not then vested, will be cancelled and the holder of such restricted stock award will receive a single lump sum cash payment equal to the product of (i) the Merger Consideration, multiplied by (ii) the total number of shares of common stock subject to such award.

        The obligations of the parties to consummate the Merger are subject to the satisfaction or waiver of certain closing conditions, including (a) approval of the Merger by the holders of not less than a majority of our common stock, excluding common stock held by DLJ Merchant Banking Partners III, L.P. and affiliated investment funds (collectively, "DLJ") or our chief executive officer or chief financial officer, which condition cannot be waived by the parties (the "Stockholder Approval"), and (b) the absence of any injunction, restraint or prohibition on the completion of the Merger. Each party's obligation to close the Merger is also subject to the accuracy of certain representations and warranties of, and compliance with certain covenants by, the parties to the Merger Agreement, in each case as set forth in the Merger Agreement. In addition, Powder and Merger Sub's obligations to complete the Merger are subject to certain additional conditions, including: (i) the absence of any material adverse effect on us; (ii) we obtain a waiver from the lenders under its credit agreement, for a period of 60 days following the effective time of the Merger, of the change of control event resulting from the Merger; and (iii) DLJ contributing all of its shares of common stock from us to Powder in exchange for ownership interests therein in accordance with the terms of a contribution agreement among Powder, DLJ and Scotia Waterous (USA), Inc., in each case, as set forth in the Merger Agreement. We, Powder and Merger Sub have made customary representations and warranties in the Merger Agreement.

        The Merger Agreement contains certain termination rights for both us and Powder, including in the event the Merger is not consummated by August 23, 2010 or Stockholder Approval has not been obtained on or before such date. The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, we may be required to pay Powder a termination fee of $1,000,000 (which is reduced to $500,000 under certain circumstances) and reimbursement of Powder's out-of-pocket fees and expenses of up to $600,000 in connection with the Merger Agreement.

        Reserve estimation and disclosure requirement.    In January 2010, the FASB issued ASU 2010-03 to amend oil and gas reserve accounting and disclosure guidance that aligns the oil and gas reserve estimation and disclosure requirements of FASB Accounting Standards Codification ("ASC") Topic 932 ("Extractive Industries—Oil and Gas") with the requirements of SEC release 33-8995. These releases are effective for financial statements issued on or after January 1, 2010. We have adopted this guidance for all reporting periods ending on or after December 31, 2009. This release changes the accounting and disclosure requirements surrounding oil and natural gas reserves and is intended to modernize and update the oil and gas disclosure requirements, to align them with current industry practices and to adapt to changes in technology. One of the most significant changes is in the prices used in reserve calculations, and for use in disclosure, calculation of depreciation, depletion and amortization of oil and gas properties and accounting impairment tests. Prices will no longer be based on a single-day, period-end price. Rather, they will be based on either the preceding twelve month average price based on closing prices on the first day of each month, or prices defined by existing contractual arrangements.

        The new rule requiring the first day of the month, twelve month average price for oil and natural gas resulted in a lower average price for our reserves calculations for 2009 than if we had used the previous method utilizing the current price at period-end. As a result, under the new rule we were required to record an impairment of our properties for the year ending December 31, 2009. No such impairment would have been required under the previous FASB rule.

        Economic and natural gas pricing environment.    During 2009, the global economy experienced a significant downturn. The downturn, which began over concerns related to the U.S. financial markets, spread to other industries, including the energy industry. The initial effects of the downturn restricted the capital and credit markets to a degree that has not been seen in a number of decades in the United States. We have been able to partially mitigate the constraints imposed by the current economic climate through utilization of cash flows from operations.

        The fear of global recession led to an immediate drop in demand for natural gas, primarily by industrial users, which in turn led to a significant reduction in natural gas prices. The natural gas index price in the Rocky Mountain region averaged $6.24 per Mcf for the twelve months ended December 31, 2008 but only $3.07 per Mcf for the twelve months ended December 31, 2009. This decrease in price has caused us to reevaluate our 2010 business plan. We have curtailed drilling, except for wells that will hold significant blocks of acreage, and have also reduced administrative, operating and transportation costs. Even with cost reductions and a flexible capital spending budget, the current natural gas pricing and economic environment remains challenging. We are exploring strategic alternatives to increase our capital resources.

Critical Accounting Policies

        The most subjective and complex judgments used in the preparation of our financial statements are:

  •
  Reserve evaluation and determination;

  •
  Estimates of the timing and cost of our future drilling activity;

  •
  Estimates of the fair valuation of hedges in place;

  •
  Estimates of timing and cost of asset retirement obligations;

  •
  Estimates of the expense and timing of exercise of stock options; and

  •
  Accruals of operating costs, capital expenditures and revenue.

  Oil and Gas Properties

        We use the full cost method of accounting for oil and gas producing activities. Under this method, all costs associated with property acquisition, exploration and development, including costs of unsuccessful exploration, costs of surrendered and abandoned leaseholds, delay lease rentals and the fair value of estimated future costs of site restoration, dismantlement and abandonment activities, are capitalized within a cost center. Our oil and gas properties are all located within the United States, which constitutes a single cost center. We capitalize certain lease operating expenses associated with exploration and development of unevaluated oil and gas properties. No gain or loss is recognized upon the sale or abandonment of undeveloped or producing oil and gas properties unless the sale represents a significant portion of gas properties and the gain significantly alters the relationship between capitalized costs and proved gas reserves of the cost center. Expenditures for maintenance and repairs are charged to lease operating expense in the period incurred.

        Depreciation, depletion and amortization of oil and gas properties is computed on the unit-of-production method based on proved reserves. Amortizable costs include estimates of future development costs of proved undeveloped reserves and asset retirement obligations. We invest in unevaluated oil and gas properties for the purpose of exploration for proved reserves. The costs of such assets, including exploration costs on properties where a determination of whether proved oil and gas reserves will be established is still under evaluation, and any capitalized interest and lease operating expenses, are included in unproved oil and gas properties at the lower of cost or estimated fair market value and are not subject to amortization. On a quarterly basis, such costs are evaluated for inclusion in the costs to be amortized resulting from the determination of proved reserves, impairments, or reductions in value. To the extent that the evaluation indicates these properties are impaired, the amount of the impairment is added to the capitalized costs to be amortized. We recorded an impairment of unevaluated properties of $36.7 million, $5.6 million and $0.7 million as of December 31, 2009, 2008 and 2007, respectively. Abandonment of unproved properties is also accounted for as an adjustment to capitalized costs related to proved oil and gas properties, with no losses recognized.

        Substantially all remaining unproved property costs are expected to be developed and included in the amortization base ratably over the next three to five years. Salvage value is taken into account in determining depletion rates and is based on our estimate of the value of equipment and supplies at the time the well is abandoned. The estimated salvage value of equipment included in determining the depletion rate was $6.8 million, $7.3 million and $6.4 million as of December 31, 2009, 2008, and 2007, respectively.

        Under the full cost method of accounting rules, capitalized costs less accumulated depletion and related deferred income taxes may not exceed a "ceiling" value which is the sum of (1) the present value discounted at 10% of estimated future net revenue using current costs and the first day of the month, twelve month average price, including the effects of derivative instruments designated as cash flow hedges but excluding the future cash outflows associated with settling asset retirement obligations that have been accrued on the balance sheet, less any related income tax effects; plus (2) the cost of properties not being amortized, if any; plus (3) the lower of costs or estimated fair value of unproved properties; less (4) the income tax effects related to differences in the book to tax basis of oil and gas properties. This is referred to as the "full cost ceiling limitation." If capitalized costs exceed the limit, the excess must be charged to expense. The expense may not be reversed in future periods. At the end of each quarter, we calculate the full cost ceiling limitation. At December 31, 2009, the capitalized cost of our oil and gas properties exceeded the full cost ceiling limitation by approximately $3.1 million based upon the first day of the month, twelve month average price of approximately $3.04 per Mcf. An impairment of approximately $3.1 million was therefore recorded in the fourth quarter of 2009, resulting in a total impairment for the year ended December 31, 2009 of approximately $60.9 million. The impairment of our oil and gas properties resulted from low commodity prices in 2009 combined with the impairment of unevaluated properties which were moved into the full cost pool. A decline in gas prices or an increase in operating costs subsequent to the measurement date or reductions in economically recoverable quantities could result in the recognition of additional impairments of our oil and gas properties in future periods.

        The present value of estimated future net revenues was computed by applying current oil and gas prices for quarters prior to December 31, 2009 and the average first day of the month price during the twelve month period ended December 31, 2009 for the quarter ended December 31, 2009 to estimated future production of proved oil and gas reserves as of period-end, less estimated future expenditures to be included in developing and producing the proved reserves assuming the continuation of existing economic conditions. For the first three quarters of 2009, subsequent commodity price increases could be utilized to calculate the ceiling value. See Note 1 in the Notes to the audited financial statements appearing elsewhere in this report for a discussion of changes in the ceiling test as of December 31, 2009.

  Gas Sales

        We use the sales method for recording natural gas sales. Sales of gas applicable to our interest in producing natural gas and oil leases are recorded as revenues when the gas is metered and title transferred pursuant to the gas sales contracts covering our interest in gas reserves. During such times as our sales of gas exceed our pro rata ownership in a well, such sales are recorded as revenues unless total sales from the well have exceeded our share of estimated total gas reserves underlying the property at which time such excess is recorded as a gas imbalance liability. At December 31, 2009, 2008 and 2007, no such liability was recorded. Although there was no liability recorded for prior periods, gas reserves are an estimate and are updated on an annual and interim basis. Gas pricing, expenses and production may impact future gas reserves remaining which in turn, could impact the recording of liabilities in the future. Gas sales accruals at December 31, 2009, 2008 and 2007 were based on the actual volume statements from our purchasers and distribution process. If accruals were to change by 10% at year end, the impact would have been a $124,000 change for 2009, a $209,000 change for 2008 and a $306,000 change for 2007.

  Asset Retirement Obligations

        We follow certain accounting provisions that apply to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and/or the normal operation of a long-lived asset. These provisions require us to recognize an estimated liability for costs associated with the abandonment of our oil and gas properties.

        A liability for the fair value of an asset retirement obligation with a corresponding increase to the carrying value of the related long-lived asset is recorded at the time a well is completed or acquired. The increased carrying value is depleted using the units-of-production method, and the discounted liability is increased through accretion over the remaining life of the respective oil and gas properties.

        The estimated liability is based on historical gas industry experience in abandoning wells, including estimated economic lives, external estimates as to the cost to abandon the wells in the future and federal and state regulatory requirements. Our liability is discounted using our best estimate of our credit-adjusted risk-free rate. Revisions to the liability could occur due to changes in estimated abandonment costs, changes in well economic lives or if federal or state regulators enact new requirements regarding the abandonment of wells. For example, a 10% change in our estimated retirement costs would have a $294,000 effect on our asset retirement obligation liability at December 31, 2009.

        The following is a summary of our asset retirement obligation activity for the years ended December 31, 2009 and 2008 (in thousands):

	Year Ended December 31,
	2009	2008
Beginning balance of asset retirement obligations	$3,366	$2,767
Additional obligations added during the period	2	399
Obligations settled during the period	(137)	(48)
Revisions in estimates	(466)	—
Accretion expense	172	248

Ending balance of asset retirement obligations	$2,937	$3,366

  Inventory

        We have acquired inventory of oil and gas equipment, primarily tubulars, to take advantage of quantity pricing and to secure a readily available supply. Inventory is valued at the lower of average cost or market. Inventory is used in the development of gas properties and to the extent it is estimated that it will be billed to other working interest owners during the next year, it is included in current assets. Otherwise, it is recorded in non-current assets. The price of steel is a primary factor in valuing our inventory. Under the valuation method of lower of average cost or market, a 10% reduction in the price of steel would have caused a $45,000 reduction in our inventory valuation as of December 31, 2009. The market price of steel is evaluated each quarter using prices quoted by authorized vendors in the area.

  Property and Equipment

        Property and equipment is comprised primarily of a building, computer hardware and software, vehicles and equipment, and is recorded at cost. Renewals and betterments that substantially extend the useful lives of the assets are capitalized. Maintenance and repairs are expensed when incurred. Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the assets, ranging as follows: buildings—30 years; computer hardware and software—3 to 5 years; machinery, equipment and vehicles—5 years; and office furniture and equipment—3 to 5 years.

  Long-Lived Assets

        Long-lived assets for property, plant and equipment to be held and used in our business are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When the carrying amounts of long-lived assets exceed the fair value, which is generally based on discounted expected future cash flows, we record impairment. No impairments were recorded during the year's ended December 31, 2009, 2008 and 2007.

  General and Administrative Expenses

        General and administrative expenses are reported net of amounts allocated and billed to working interest owners of gas properties operated by us. The administrative expenses billed to working interest owners may change in accordance with the terms of the joint operating agreements. Administrative expenses are charged to working interest owners based on productive well counts. A 10% change in well counts for the year ended December 31, 2009 would have increased or decreased our expenses billed to working interest owners by approximately $122,000. As we operate and drill additional wells in the future, additional administrative expenses will be charged to the working interest owners when the wells become productive.

  Income Taxes

        We use the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial statement and tax bases of assets and liabilities. If appropriate, deferred tax assets are reduced by a valuation allowance which reflects expectations of the extent to which such assets will be realized. As of December 31, 2009 and December 31, 2008, we recorded a full valuation allowance for our net deferred tax asset.

        On January 1, 2007, we adopted accounting provisions that prescribe a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This provision requires that we recognize in our consolidated financial statements only those tax positions that are "more-likely-than-not" of being sustained as of the adoption date, based on the technical merits of the position. As a result of the implementation of the provision, we performed a comprehensive review of our material tax positions in accordance with these recognition and measurement standards. As a result of this review, we did not identify any material deferred tax assets that required adjustment. As of December 31, 2009, 2008 and 2007, we had not recorded any material uncertain tax positions.

        Our policy is to recognize interest and penalties related to uncertain tax benefits in income tax expense. As of December 31, 2009, 2008 and 2007, we had not recognized any interest or penalties in our statement of operations or statement of financial position.

        We are subject to the following material taxing jurisdictions: U.S. federal. We also have material operations in the state of Wyoming; however, Wyoming does not impose a corporate income tax. We also have material operations in the state of Montana and are subject to a corporate income tax on income generalized in that jurisdiction. The tax years that remain open to examination by the U.S. Internal Revenue Service are years 2005 through 2009. Due to our net operating loss carry forwards, the Internal Revenue Service may also adjust the amount of loss realizable under examination back to 2003.

  Derivatives

        We use derivative instruments to manage our exposure to fluctuating natural gas prices through the use of natural gas swap and option contracts. We account for derivative instruments or hedging activities under authoritive guidance prescribed by FASB that requires us to record derivative instruments at their fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and of the hedged item attributable to the hedged risk are recognized in earnings. If the derivative is designated as a cash flow hedge, the effective portions of changes in the fair value of the derivative are recorded in other comprehensive income (loss) and are recognized in the statement of operations when the hedged item affects earnings. Ineffective portions of changes in the fair value of cash flow hedges, if any, are recognized in earnings. Changes in the fair value of derivatives that do not qualify for hedge treatment are recognized in earnings. Please see "Note 6—Derivatives" in the notes to the audited financial statements appearing elsewhere in this annual report for additional discussion of derivatives.

        We periodically hedge a portion of our oil and gas production through swap and collar agreements. The purpose of the hedges is to provide a measure of stability to our cash flows in an environment of volatile oil and gas prices and to manage the exposure to commodity price risk. Our management decided not to use hedge accounting for these agreements. Therefore, in accordance with certain accounting provisions, the changes in fair market value are recognized in earnings.

  Stock-Based Compensation

        Effective January 1, 2006, we adopted an accounting provision which requires companies to recognize compensation expense for share-based payments based on the estimated fair value of the awards. This accounting provision also requires that the benefits of tax deductions in excess of compensation cost recognized for stock awards and options ("excess tax benefits") be presented as financing cash inflows in the statement of cash flows.

        Under this accounting provision, compensation expense for all share-based payments granted subsequent to January 1, 2006, based on the estimated grant date fair value, has been recorded in each of the years ended December 31, 2009, 2008 and 2007. We record compensation expense related to non-employees under these provisions and recognize compensation expense over the vesting periods of such awards.

        As required by this provision we have computed the fair value of options and stock appreciation rights (SARs) granted using the Black-Scholes option pricing model. In order to calculate the fair value of the options and SARs, certain assumptions are made regarding components of the model, including risk-free interest rate, volatility, expected dividend yield, and expected option life. Changes to the assumptions could cause significant adjustments to valuation. For options granted before January 1, 2006, expected volatility was not considered because we were a private company at the grant date of these options. For stock option and SARs grants after January 1, 2006, we estimated the volatility rate of our common stock at the date of the grant based on the historical volatility. We factored in expected retention rates combined with vesting periods to determine the average expected life. The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of the grant. No options or SARs were granted during the year ended December 31, 2009.

	Year Ended December 31,
	2009	2008	2007
Expected Volatility	169%	N/A	35%
Dividend Yield	—	N/A	—
Risk Free Interest Rate	2.55%	N/A	4.79% to 4.80%
Weighted Average Expected Life (in years)	5	N/A	5

  Accounts Receivable

        Our revenue producing activities are conducted primarily in Wyoming. We grant credit to qualified customers, which potentially subjects us to credit risk resulting from, among other factors, adverse changes in the industry in which we operate and the financial condition of our customers. We continuously monitor collections and payments from our customers and, if necessary, record an allowance for doubtful accounts based upon historical experience and any specific customer collection issues identified. We recorded an allowance of $100,000 as of December 31, 2009 and December 31, 2008.

  Transportation Costs

        We account for transportation costs under authoritative guidance prescribed by the FASB related to the accounting for shipping and handling fees and costs, whereby amounts paid for transportation are classified as operating expenses.

  Legal Estimates

        From time to time, we are subject to legal proceedings and claims that arise in the ordinary course of business. We account for these costs under an accounting provision, which states that a loss contingency be recorded if it is probable that a liability has been incurred and it is reasonably estimatable. At each of December 31, 2009, 2008 and 2007, we recorded no expenses for legal proceedings.

  Per Share Information

        Basic earnings (loss) per share is computed by dividing net income (loss) from continuing operations attributable to common stock by the weighted average number of common shares outstanding during each period. Diluted earnings per share is computed by adjusting the average number of common shares outstanding for the dilutive effect, if any, of common stock equivalents such as stock options and warrants. Diluted net loss per share is the same as basic net loss per share for all periods presented because potential common stock equivalents were anti-dilutive. For all periods in which there was a net loss attributable to stockholders, all of our stock options and warrants were anti-dilutive. Common stock equivalents of 842,280, 676,250, and 871,000 at December 31, 2009, 2008, and 2007, respectively, were excluded because they were anti-dilutive due to the net loss attributable to stockholders incurred in such periods.

        A summary of the net loss per share calculation is shown below (in thousands, except per share amounts):

	For the Years Ended December 31,
	2009	2008	2007
Net loss	$(68,752)	$(21,736)	$(23,377)
Common shares outstanding:
Weighted average common shares outstanding at beginning of period	29,096	27,282	19,783
Weighted average common shares issued	483	1,814	7,499
Weighted average common shares outstanding—basic	29,579	29,096	27,282

Weighted average common shares outstanding—diluted	29,579	29,096	27,282

Net loss per share—basic	$(2.32)	$(0.75)	$(0.86)
Net loss per share—diluted	$(2.32)	$(0.75)	$(0.86)

  Recent Accounting Pronouncements

        For information concerning recent accounting pronouncements, please see Note 1 in the notes to the audited financial statements appearing elsewhere in this report.

Trends Affecting Our Business

        The continued credit crisis and related turmoil in the global financial system have had an adverse impact on our business and financial condition. In addition, the prices of oil and natural gas declined significantly in 2008 and have remained low in 2009. As a result of low CIG index prices, the economic climate and our limited capital resources, we expect to continue operating during 2010 with a reduced capital expenditure plan. Under our plan, we will generally make expenditures only as are necessary to secure drilling permits in strategic areas, drill wells that secure leasehold positions and construct the necessary infrastructure to complete and hook-up wells that have already been drilled.

        Historically, natural gas prices have been extremely volatile, and we expect that volatility to continue. For example, during the year ended December 31, 2009, the NYMEX natural gas index price ranged from a high of $6.07 per MMBtu to a low of $2.51 per MMBtu, while the CIG natural gas index price ranged from a high of $5.75 per MMBtu to a low of $1.33 per MMBtu. During the year ended December 31, 2008, the NYMEX natural gas index price ranged from a high of $13.58 per MMBtu to a low of $5.29 per MMBtu, while the CIG natural gas index price ranged from a high of $10.26 per MMBtu to a low of $1.00 per MMBtu. Changes in natural gas pricing have impacted our revenue streams, production taxes, prices used in reserve calculations, borrowing base calculations and the carrying value of our properties and the valuation of potential property acquisitions. During the year ended December 31, 2009, estimated future gas prices had an impact on both our revenues and the costs attributable to our future operations. We expect that changing natural gas prices will continue to impact our operations and financial results in the future.

        Transportation of natural gas and access to throughput capacity has a direct impact on natural gas prices in the Rocky Mountain region, where our operations are concentrated. As drilling activity increases throughout the Rocky Mountain region, additional production may come on line, which could cause bottlenecks or capacity constraints. Generally speaking, a surplus of natural gas production relative to available transportation capacity has a negative impact on prices. Conversely, as capacity increases, and bottlenecks are eliminated, prices generally increase. Although there is currently adequate transportation capacity out of the Powder River Basin, a surplus of natural gas arriving at key marketing hubs from the Powder River Basin and elsewhere relative to available takeaway capacity from these hubs has caused Rocky Mountain gas to generally trade at a discount to the NYMEX natural gas index price. For example, from January 1, 2009 through December 31, 2009, Rocky Mountain gas traded at a differential to the NYMEX natural gas index price that ranged from a premium of $0.38 to a discount of $2.53 per MMBtu, with an average differential of a discount of $1.06 per MMBtu. We expect that the completion of additional proposed pipelines will help reduce the differential between gas produced in the Rocky Mountain region and the NYMEX natural gas index price. Additional proposed pipelines are scheduled to be completed in late 2010 and 2011. General economic conditions and the future demand for natural gas may change the development schedule of proposed pipelines.

        The U.S. House of Representatives recently passed the American Clean Energy and Security Act of 2009 which, if passed into law, will establish a federal cap-and-trade system. Under this system, major producers of greenhouse gas emissions would be required to acquire emission allowances, either through purchases at auctions or through trades with other allowance holders, and then surrender the allowances to the government. If a regulated party could not acquire sufficient allowances or reduce its emissions to the level of the allowances that it did acquire, the party would face regulatory penalties. This legislation would initially cover electrical generation facilities and would phase in coverage of other industrial sources of emissions and natural gas and fossil fuel distribution. If this or similar legislation is enacted into law, it could have a material adverse effect on our operations through significant increases in operating costs and decreases in the demand for natural gas.

        The U.S. Congress is currently considering legislation that would amend the Safe Drinking Water Act to eliminate an existing exemption from federal regulation of hydraulic fracturing activities. Hydraulic fracturing is a common process in our industry of creating artificial cracks or fractures in deep underground formations through the pressurized injection of water or other materials. The resulting fractures allow natural gas and oil to flow more freely to a producing well. This process is often necessary to produce economically viable quantities of oil and natural gas from many reservoirs. Currently, regulation of hydraulic fracturing is primarily conducted at the state level through permitting and other compliance requirements. If adopted, the proposed amendment to the Safe Drinking Water Act could result in additional regulations and permitting requirements at the federal level. These additional regulations and permitting requirements could lead to significant operational delays and increased operating costs as well as encumbering field enhancements through fracturing.

Results of Operations

        Net loss attributable to stockholders for the year ended December 31, 2009 was $68.8 million, or $2.32 per diluted share, on total revenues of $15.0 million. Other income for the year ended December 31, 2009 included a $5.7 million unrealized loss associated with the change in the fair valuation of our natural gas hedges in place in accordance with certain accounting provisions. Absent such change in the valuation of hedges, we would have shown a loss of $63.1 million. In addition, we recorded an impairment of $60.9 million for the year ended December 31, 2009. Absent the impairment and unrealized loss on derivatives, we would have shown a loss of $2.2 million for the year ended December 31, 2009. This compares to net loss attributable to stockholders of $21.7 million for the year ended December 31, 2008 on total revenue of $24.4 million. Adjusted for an unrealized gain in the fair valuation of our natural gas hedges in place of $3.8 million shown in other income along with recorded impairments of $21.5 million, our results for the year ended December 31, 2008 would have been a net loss attributable to common stockholders of $4.0 million.

        In order to provide a measure of stability to the cash flow in an environment of volatile oil and gas prices and to manage the exposure to commodity price risk, we chose to periodically hedge a portion of our oil and gas production using swap and collar agreements. We account for our derivative instruments under certain accounting provisions which require us to record derivative instruments at their fair value. Management has chosen not to use hedge accounting for these arrangements. Therefore, in accordance with these provisions, changes in the fair market value are recognized in earnings.

  Year Ended December 31, 2009 Compared To Year Ended December 31, 2008

  Gas sales volume.

        Gas sales volume decreased 29%, from 3,881 MMcf in the year ended December 31, 2008 to 2,775 MMcf in the year ended December 31, 2009. Average daily sales volume was 7.6 MMcf for the year ended December 31, 2009 as compared to 10.6 MMcf for the year ended December 31, 2008, a 3.0 MMcf per day decrease. The decrease resulted primarily from shutting in wells due to low natural gas prices.

  Gas sales revenue.

        Revenue from gas sales decreased approximately $14.1 million during the year ended December 31, 2009, to approximately $8.3 million, a 63% decrease compared to the year ended December 31, 2008. This decrease was primarily due to a decrease in gas sales volume coupled with a decrease in the average realized price per Mcf. The average realized price per Mcf decreased approximately 48%, from $5.78 per Mcf in the year ended December 31, 2008 to $3.01 per Mcf in the year ended December 31, 2009.

  Derivatives.

        For the year ended December 31, 2009, we had an unrealized loss of $5.7 million compared to an unrealized gain of $3.8 million for the year ended December 31, 2008. The unrealized gain or loss is noncash income or expense based primarily on the Black-Scholes model for valuing future cash flows utilizing price volatility with a normal discount rate for our costless collars in place and an intrinsic model for our swaps in place. The unrealized hedge loss for the year ended December 31, 2009 was primarily due to future gas prices being higher than the weighted average floor price of our future hedge positions.

        Realized hedges settled during the years ended December 31, 2009 and 2008 resulted in a realized gain of $6.6 million and $2.0 million, respectively. The realized hedge gain for the year ended December 31, 2009 was primarily due to the fact that gas prices were lower than the weighted average floor price of our hedges in place.

  Lease operating expenses.

        Lease operating expenses decreased $2.6 million in the year ended December 31, 2009 to $3.8 million, a 40% decrease compared to the year ended December 31, 2008. This decrease resulted primarily from a reduction in the productive well count, contract services, fuel, workover, and water management related costs offset partially by an increase in surface use expenses in the productive cycle during the year ended December 31, 2009. On an Mcf basis, lease operating expenses decreased 16% from $1.66 per Mcf in the year ended December 31, 2008 to $1.39 per Mcf in the year ended December 31, 2009.

  Production taxes.

        Production taxes decreased $1.1 million in the year ended December 31, 2009 to $0.8 million, a 57% decrease from the year ended December 31, 2008. Production taxes generally correlate to gross sales revenue because production taxes are based on a percentage of sales value. In Wyoming, the percentage averages 11% to 13%, depending on rates in effect for the respective year, while in Montana the percentage averages 9%. The decrease in production taxes for the year ended December 31, 2009 was primarily due to decreased revenues associated with decreased volume and realized pricing. On an Mcf basis, production taxes were $0.30 per Mcf for the year ended December 31, 2009 and $0.50 per Mcf for the year ended December 31, 2008, a 40% decrease, which correlates to the decrease in the price per Mcf received in the year ended December 31, 2009 from the year ended December 31, 2008.

  Marketing and transportation.

        Marketing and transportation expenses decreased approximately $1.0 million in the year ended December 31, 2009 to approximately $3.7 million, a 22% decrease from the year ended December 31, 2008. The decrease related primarily to a decrease in transportation fees and compression due to lower production volumes. On an Mcf basis, marketing and transportation expenses increased 9% to $1.32 per Mcf in the year ended December 31, 2009 from $1.21 per Mcf in the year ended December 31, 2008.

  General and administrative expenses, net.

        General and administrative expenses are offset by operating income from drilling and production activities for which we can charge an overhead fee to nonoperating working interest owners. These well operating overhead fees were $1.2 million and $1.8 million for the year ended December 31, 2009 and December 31, 2008, respectively, a 33% decrease. General and administrative expenses, net, decreased $3.4 million in the year ended December 31, 2009 to $3.3 million. On an Mcf basis, general and administrative expenses, decreased 30% from $1.72 per Mcf in the year ended December 31, 2008 to $1.20 per Mcf in the year ended December 31, 2009. The decrease in general and administrative expenses was primarily a result of staff and pay reductions. In addition, during the twelve months ended December 31, 2008, general and administrative expenses included a $2.1 million charge related to the failed Quest merger.

  Depreciation, depletion, amortization and accretion.

        Depreciation, depletion, amortization and accretion expense decreased $3.7 million for the year ended December 31, 2009 to $5.6 million, a 40% decrease compared to the year ended December 31, 2008. The decrease was primarily due to a decrease in the capitalized basis in our full cost pool at December 31, 2009. On an Mcf basis, the depreciation, depletion, amortization and accretion rate decreased to $2.03 per Mcf in the year ended December 31, 2009 from $2.40 per Mcf in the year ended December 31, 2008.

  Impairment.

        At December 31, 2009, the capitalized cost of our oil and gas properties exceeded the full cost ceiling limitation by approximately $60.9 million based upon a natural gas price of approximately $3.04 per Mcf (based on the first day of the month, twelve month average per Mcf on the Colorado Interstate Gas Rocky Mountain Index) in effect at that date. Therefore, we recorded an impairment of $60.9 million for the year ended December 31, 2009. An impairment was taken of $21.5 million for the year ended December 31, 2008. For further information regarding this impairment, please see Note 1—"Basis of Presentation" in the notes to the audited financial statements appearing elsewhere in this annual report. A decline in natural gas prices or an increase in operating costs in the economically recoverable quantities could result in the recognition of additional impairments of our oil and gas properties in future periods.

  Year Ended December 31, 2008 Compared to Year Ended December 31, 2007

  Gas sales volume.

        Gas sales volume increased 15% from 3,389 MMcf in the year ended December 31, 2007 to 3,881 MMcf in the year ended December 31, 2008. Daily sales volume averaged 10.6 MMcf for the year ended December 31, 2008 as compared to 9.3 MMcf for the year ended December 31, 2007, a 1.3 MMcf per day increase. The increase was primarily due to production coming online in our Cabin Creek, Kirby and Deer Creek project areas. Although volumes increased in 2008 overall, our volumes were reduced by approximately 1.3 MMcf per day from September 1, 2008 through December 31, 2008 due to low natural gas pricing, weather interruptions and pipeline flow interruptions due to hydrostatic testing.

  Gas sales revenue.

        Revenue from gas sales increased $9.3 million in the year ended December 31, 2008 to $22.4 million, a 71% increase compared to the year ended December 31, 2007. This increase was primarily due to an increase in the average realized price per Mcf during the first three quarters of 2008, compared to average prices in 2007, along with increased gas sales volume. The average realized price per Mcf increased 49%, from $3.88 per Mcf in the year ended December 31, 2007 to $5.78 per Mcf in the year ended December 31, 2008.

  Derivatives.

        For the year ended December 31, 2008, we had an unrealized gain of $3.8 million compared to an unrealized loss of $2.3 million for the year ended December 31, 2007. The unrealized gain is noncash income based primarily on the Black-Scholes model for valuing future cash flows utilizing price volatility with a normal discount rate for our costless collars in place and an intrinsic model for our swaps in place. Hedges settled in the year ended December 31, 2008 resulted in a realized gain of $2.0 million compared to hedge gains of $4.5 million in the year ended December 31, 2007. The hedge gains were primarily due to the fact that gas prices were lower than our weighted average floor price of our hedges in place.

  Lease operating expenses.

        Lease operating expenses increased $1.7 million in the year ended December 31, 2008 to $6.5 million, a 37% increase compared to the year ended December 31, 2007. This increase resulted from an increase in the number of wells in the productive cycle during 2008, along with a workover program which replaced or repaired pumps, increased generator rental and diesel fuel costs, and increased water treatment costs in our Cabin Creek area. On an Mcf basis, lease operating expenses increased 19% from $1.39 per Mcf in the year ended December 31, 2007 to $1.66 per Mcf in the year ended December 31, 2008. The increase per Mcf was primarily due to a number of wells being in the early stages of their productive life cycle as production did not increase proportionately to the number of wells coming online. Increases in generator rental and associated fuel costs while waiting on permanent power and increased water management costs associated with water treatment in our Cabin Creek area also contributed to our higher lease operating expenses.

  Production taxes.

        Production taxes increased $0.5 million in the year ended December 31, 2008 to $1.9 million, a 39% increase from the year ended December 31, 2007. The increase in production taxes was directly correlated to gross sales revenue because production taxes in Wyoming and Montana are based on a percentage of sales value. The percentage averages 11% to 13%, depending on rates in effect for the respective year in Wyoming and 9% in Montana. The increase in production taxes was partially offset by a surplus of ad valorem taxes over-withheld from 2004 through 2006 based on the estimated mill levy rate compared to the actual rate. On an Mcf basis, production taxes were $0.50 per Mcf for the year ended December 31, 2008 and $0.41 per Mcf for the year ended December 31, 2007, a 21% increase, which correlates to the increase in the price per Mcf received in 2008 from 2007 partially offset by the ad valorem tax surplus netted against the expense.

  Marketing and transportation.

        Marketing and transportation expenses increased $1.2 million in the year ended December 31, 2008 to $4.7 million, a 36% increase from the year ended December 31, 2007. The increase related primarily to the increased sales volume in 2008 together with a slight increase in transportation fees and compression due to inflationary adjustments in the applicable contracts along with additional compression, which enabled us to move gas on additional high-pressure transportation systems and fees for compression design capacity which was not used. On an Mcf basis, marketing and transportation expenses increased 18% to $1.21 per Mcf in the year ended December 31, 2008 from $1.02 per Mcf in the year ended December 31, 2007.

  General and administrative expenses, net.

        General and administrative expenses are offset by operating income from drilling and production activities for which we can charge an overhead fee to nonoperating working interest owners. These well operating overhead fees were $1.8 million in the year ended December 31, 2008, a 18% increase. General and administrative expenses, net increased $1.5 million in the year ended December 31, 2008 to $6.7 million from $5.2 million in the year ended December 31, 2007. This increase was due primarily to a $2.1 million charge related to merger costs attributable to the failed Quest Resource Corporation merger, which was partially offset by cost saving measures, including staff reductions, which we implemented in late 2008. On a Mcf basis, general and administrative expenses, net increased 13%, from $1.53 per Mcf in the year ended December 31, 2007 to $1.72 per Mcf in the year ended December 31, 2008. Absent the $2.1 million merger related charges, general and administrative expenses would have been $0.99 per Mcf for the year period ended December 31, 2008.

  Depreciation, depletion, amortization and accretion.

        Depreciation, depletion, amortization and accretion expense increased $2.8 million for the year ended December 31, 2008 to $9.3 million, a 43% increase compared to the year ended December 31, 2007. This increase was due to an increase in capital expenditures that were added into the full cost pool used for the computation of depletion, as well as increased production. On an Mcf basis, the depreciation, depletion, amortization and accretion rate increased 25% to $2.40 per Mcf in the year ended December 31, 2008 from $1.92 per Mcf in the year ended December 31, 2007.

  Impairment.

        At December 31, 2008, the capitalized cost of our oil and gas properties exceeded the full cost ceiling limitation by approximately $21.5 million based upon a natural gas price of approximately $4.61 per Mcf (based on the CIG index) in effect at that date. The full impairment was taken in the fourth quarter of 2008. This compares to an $18.2 million impairment which was primarily taken in the first quarter of 2007. For further information regarding this impairment, please see Note 1 in the notes to the audited financial statements appearing elsewhere in this report. A decline in natural gas prices or an increase in operating costs subsequent to the measurement date or reductions in economically recoverable quantities could result in the recognition of additional impairments of our oil and gas properties in future periods.

Liquidity and Capital Resources

        In the past, our primary sources of liquidity have been private and public sales of our equity securities, cash provided by operating activities, and debt financing. All of these sources have been negatively impacted by the current economic climate, its impact on our industry, and by significant fluctuations in oil and gas prices, operating costs, and volumes produced. We have no control over the market prices for oil and natural gas, although we are able to influence the amount of our net realized revenues related to gas sales through the use of derivative contracts. A decrease in market prices would reduce expected cash flow from operating activities and could reduce the borrowing base of our credit facility as well as the value of assets we might consider selling. Historically, decreases in the market prices have limited our industry's access to the capital markets. During these challenging times, we have reduced our administrative, operating and transportation costs. We are also actively marketing asset sales and exploring other strategic alternatives and capital restructuring options.

        Credit Facility.    Effective February 12, 2007, we entered into a credit facility which permits borrowings up to the borrowing base as designated by the administrative agent. As of December 31, 2009 and December 31, 2008, we had $6.1 million and $11.5 million, respectively, of debt outstanding under the facility. As described below, we are currently unable to borrow additional amounts under the credit facility due to covenant limitations and may be further limited in the future based on borrowing base limitations.

        As of December 31, 2008, the borrowing base under the credit facility was approximately $13.2 million. The borrowing base was subject to automatic reductions for approximately $666,667 per month until it reached $10.5 million on April 1, 2009. As of April 14, 2009, the borrowing base was further reduced to $9.0 million, subject to automatic reductions of $500,000 per month until it reached $6.5 million on October 1, 2009. As of October 20, 2009, the borrowing base was subject to automatic reductions of $200,000 per month until it reaches maturity or until a redetermination is received.

        The borrowing base is determined on a semi-annual basis and at such other additional times, up to twice yearly, as may be requested by either us or the administrative agent and is determined by the administrative agent in accordance with customary practices and standards for loans of a similar nature, although such determination is at the administrative agent's discretion as the credit agreement does not provide a specific borrowing base formula.

        Borrowings under this credit facility may be used solely to acquire, explore or develop oil and gas properties and for general corporate purposes. The credit facility matures June 15, 2010.

        Our obligations under the credit facility are secured by liens on (i) no less than 90% of the net present value of the oil and gas to be produced from our oil and gas properties that are included in the borrowing base determination, calculated using a discount rate of 10% per annum and reserve estimates, prices and production rates and costs, (ii) options to lease, seismic options, permits, and records related to such properties, and (iii) seismic data.

        Borrowings under our credit facility, as amended, bear interest either: (i) at the greater of the one month London Interbank Offered Rate, or LIBOR, plus 1.00% or a domestic bank rate, plus in either case an applicable margin of 0.75% to 1.75% based on utilization, or (ii) on a sliding scale from the one, two, three or six month LIBOR, plus an applicable margin of 2.00% to 3.00% based on utilization. The weighted average interest rate as of December 31, 2009 was 5.0%. The credit agreement provides for various fees, including a quarterly commitment fee of 0.5% per annum and engineering fees to the administrative agent in connection with a borrowing base determination. In addition, the credit facility provided for an up front fee of $27,000, which was paid on the closing date of the credit facility, and an additional arrangement fee of 1% based on utilization. Borrowings under this credit facility may be prepaid without premium or penalty, except on Eurodollar advances.

        The credit agreement contains covenants that, among other things, restrict our ability, subject to certain exceptions, to do the following:

  •
  incur liens;

  •
  incur debt;

  •
  make investments in other persons;

  •
  declare dividends or redeem or repurchase stock;

  •
  engage in mergers, acquisitions, consolidations and asset sales or amend our organizational documents;

  •
  enter into certain hedging arrangements;

  •
  amend material contracts; and

  •
  enter into related party transactions.

        With regard to hedging arrangements, our credit agreement provides that acceptable commodity hedging arrangements cannot cover greater than 80 to 85%, depending on the measurement date, of our monthly production from our hydrocarbon properties that are used in the borrowing base determination, and that the fixed or floor price of our hedging arrangements must be equal to or greater than the gas price used by the lenders in determining the borrowing base.

        The credit agreement, as amended, also requires that we satisfy certain affirmative covenants, meet certain financial tests, maintain certain financial ratios and make certain customary indemnifications to lenders and the administrative agent. The financial covenants include requirements to maintain: (i) a ratio of EBITDA to cash interest expense of not less than 3.00 to 1.00, (ii) a ratio of current assets to current liabilities of not less than 1.00 to 1.00, (iii) a total debt to annualized EBITDA ratio of not more than 3.0 to 1.0, (iv) a quarterly total senior debt to annualized EBITDA ratio equal to or less than 3.0 to 1.0, and (v) a total proved PV-10 value to total debt ratio of at least 1.50 to 1.00.

        The credit agreement, as amended, contains customary events of default, including payment defaults, covenant defaults, certain events of bankruptcy and insolvency, defaults in the payment of other material debt, judgment defaults, breaches of representations and warranties, loss of material permits and licenses and a change in control. The credit agreement requires any wholly-owned subsidiaries to guarantee the obligations under the credit agreement.

        After an event of default, the outstanding debt bears interest at the default rate under the terms of the credit agreement. The default rate is (i) with respect to principal, 2% over the otherwise applicable rate and (ii) with respect to interest, fees and other amounts, the Base Rate (as defined in the credit facility), plus the Applicable Margin (as defined in the credit agreement), plus 2%. Any default interest is payable on demand. Failure to pay the default interest when the administrative agent demands would be another default. The lenders' remedies for defaults under the credit agreement are to terminate further borrowings, accelerate the repayment of indebtedness and/or ultimately foreclose on the collateral property.

        Effective August 4, 2008, we and the administrative agent and lender entered into the second amendment to the credit agreement (the "second amendment"). The second amendment provided, among other things, for (i) an increase in the total quarterly senior debt to annualized EBITDA ratio from 2.0 to 1.0, to 3.0 to 1.0, (ii) an increase in interest at each utilization level for LIBOR borrowings, (iii) the amendment of the utilization calculation to be determined as the greater of (x) the percentage of credit exposure over the borrowing base or (y) the percentage of credit exposure over three times EBITDA minus permitted subordinated debt, and (iv) the payment of an amendment fee.

        Effective December 31, 2008, we and the administrative agent and lender entered into the third amendment to the credit agreement (the "third amendment"). In addition to waiving compliance with the current ratio covenant as of December 31, 2008, the third amendment, among other things, required that immediately prior to any additional borrowings under the credit agreement, our ratio of current assets to current liabilities be not less than 1.00 to 1.00. As a result of this new condition to additional borrowings, we are currently unable to borrow additional amounts under the credit agreement. The third amendment also increased the interest rate payable under the credit agreement to either (i) the greater of the one month LIBOR plus 1.00% or a domestic bank rate, plus in either case an applicable margin of 0.75% to 1.75% based on utilization, or (ii) a sliding scale from the one, two, three or six month LIBOR, plus an applicable margin of 2.00% to 3.00% based on utilization, and provided for the payment of an amendment fee.

        On April 14, 2009, we and the administrative agent entered into the fourth amendment to the credit agreement which reduced the borrowing base as described above and waived compliance with the current ratio financial covenant as of December 31, 2008 and March 31, 2009 and with the restrictive covenants related to accounts payable, permitted liens and permitted debt until the current ratio financial covenant and next borrowing base redetermination, subject to certain financial caps. On August 19, 2009, the lenders waived compliance with the current ratio financial covenant under the Credit Agreement for the period ending August 26, 2009 and the quarter ending June 30, 2009.

        On August 26, 2009, we entered into a fifth amendment to the credit agreement which provided a waiver of the current ratio covenant through October 26, 2009 and for the quarter ending June 30, 2009. The fifth amendment to the credit agreement also extended restrictive covenants related to accounts payable, permitted liens and permitted debt, until October 26, 2009, subject to certain financial caps.

        On October 20, 2009, we and the Lenders executed the sixth amendment to the credit agreement. This amendment established the Borrowing Base for the following amounts in the following applicable periods:

December 1, 2009 through December 31, 2009	$6,300,000
January 1, 2010 through January 31, 2010	$6,100,000
February 1, 2010 through February 28, 2010	$5,900,000
March 1, 2010 through March 31, 2010	$5,700,000
April 1, 2010 through April 30, 2010	$5,500,000

        Each Calendar month thereafter commencing May 1, 2010; the Borrowing Base for the preceding calendar month reduced by $200,000.

        On October 26, 2009, the lenders provided a waiver effectively extending the terms of the fifth amendment to the credit agreement through November 16, 2009. On November 16, 2009, the lenders provided an additional waiver effectively extending the terms of the fifth amendment to the credit agreement through November 23, 2009.

        On November 23, 2009, the lenders provided an additional waiver extending the terms of the fifth amendment to the credit agreement through December 1, 2009 and for the quarter ended December 31, 2009.

        On December 1, 2009 the lenders provided an additional waiver extending the terms of the fifth amendment to the credit agreement through January 5, 2010.

        On January 5, 2010 the lenders provided an additional waiver extending the terms of the fifth amendment to the credit agreement through January 12, 2010.

        On January 13, 2010, we entered into a seventh amendment and waiver to credit agreement ("waiver agreement") with the lenders party thereto. The waiver agreement provided that the lenders would waive (i) our compliance with certain restrictions based on the current ratio in the credit agreement, (ii) certain requirements pertaining to the aging of certain accounts payable, and (iii) certain restrictions regarding the amount of liens we have. Default remedies available to the lenders under the credit agreement include acceleration of all principal and interest amounts due under the credit agreement. The waiver agreement extends the waiver period for these items until the earlier of June 15, 2010 and the date of any default arising out of a breach or non-compliance with the credit agreement not expressly waived in the waiver agreement or a breach of the waiver agreement.

        In addition, the waiver agreement amends the definition of "Final Maturity Date" under the credit agreement to the earlier of (i) June 15, 2010 or (ii) the date that is thirty days following the earlier of (A) the date the merger (please see Note 19 in the notes to the financial statements) is withdrawn or terminated in whole or in part or (B) the date that the lenders have been advised that the merger will not proceed.

        Office Building Loan.    On November 15, 2005, we entered into a mortgage loan secured by our office building in Sheridan, Wyoming in the aggregate principal amount of $829,000. The promissory note provides for monthly payments of principal and interest in the initial amount of $6,400, and unpaid principal that bore interest at 6.875% until November 15, 2008, currently bears interest at a variable base rate plus 0.5% and will bear interest at 18% upon a default. The variable base rate is based on the lender's base rate. The maturity date of this mortgage is November 15, 2015, at which time a principal and interest payment of $520,800 will become due. As of December 31, 2009, we had $733,000 outstanding in principal on this mortgage. On November 15, 2008, the interest rate on our mortgage loan changed from a fixed rate of 6.875% to a variable rate. As of December 31, 2008, the variable rate was 4.75% which decreased to a variable rate of 4.0% at December 31, 2009.

        Capital Expenditure Budget.    The continued credit crisis and related turmoil in the global financial system have had an adverse impact on our business and financial condition. In addition, the prices of oil and natural gas declined significantly in 2008 and remained low in 2009. Therefore, total capital expenditures were limited to $4.2 million in 2009. As a result of low CIG index prices, the economic climate and our limited capital resources, we expect to continue operating during 2010 with a reduced capital expenditure plan. Under our plan, we will generally make expenditures only as necessary to secure drilling permits in strategic areas, drill wells that secure leasehold positions and construct the necessary infrastructure to complete and hook-up wells that have already been drilled. Our capital expenditure budget for 2010 will be dependent upon CIG index prices, our cash flows and the availability of additional capital resources.

  Cash Flow from Operating Activities

        Net cash used in operating activities was approximately $1.4 million for the year ended December 31, 2009, compared to net cash provided by operating activities of $7.6 million for the year ended December 31, 2008 and net cash used in operating activities of $16.7 million for the year ended December 31, 2007. The change in 2009 was primarily due to a decrease in accounts payable, an increase in accrued liabilities, and a decrease in revenue distribution payables.

  Cash Flow from Investing Activities

        Net cash provided by investing activities was approximately $6.6 million for the year ended December 31, 2009 compared to net cash used in investing activities of approximately $26.9 million and $9.4 million for the years ended December 31, 2008 and 2007, respectively. The change in net cash provided by investing activities in the year ended December 31, 2009 was primarily due to a sale of certain oil and gas properties and a realized gain on derivatives coupled with reduced capital expenditures as compared to the year ended December 31, 2008. Net cash used in investing activities increased in 2008 by $17.4 million from 2007 due to increased investment in the acquisition and development of undeveloped leaseholds along with the related infrastructure.

  Cash Flow from Financing Activities

        Net cash used in financing activities was approximately $5.4 million for the year ended December 31, 2009 as compared to net cash provided by financing activities of $11.5 million and $29.5 million for the years ended December 31, 2008 and 2007, respectively. The change was primarily due to a reduction in the balance owed on the line of credit for the year ended December 31, 2009 compared to additional borrowings for the year ended December 31, 2008. The change in 2008 from 2007 was primarily due to our borrowings of $11.5 million under our credit facility in 2008 and net proceeds of approximately $30.3 million from our May 2007 initial public offering.

        In May 2007, we completed an initial public offering of 3,750,000 shares of our common stock at a price of $9.00 per share, or $8.37 per share net of underwriters' discounts and commissions. Out of the approximately $30.3 million of net proceeds (after underwriters' discounts and commissions and offering expenses) we received in our initial public offering, we used $7.0 million to pay down all of the outstanding indebtedness under our credit facility. We used the remainder of the net proceeds for capital expenditures, infrastructure development and general corporate purposes.

        There have been no issuances of shares of common stock since our initial public offering except to employees, executive officers and directors pursuant to our incentive stock plan.

  Off-Balance Sheet Arrangements

        We do not have any off-balance sheet financing arrangements or special purpose entities as of December 31, 2009. As such, we are not materially exposed to any financing, liquidity, market or credit risk that could arise if we had engaged in such financing arrangements.

  Contractual Obligations

        Please see Notes 1, 5 and 9 in the notes to the audited financial statements appearing elsewhere in this annual report for information regarding our credit facility and other indebtedness.

        The following table summarizes by period our contractual obligations as of December 31, 2009:

	Total	2010	2011–2012	2013–2014	Thereafter
	(In Thousands)
Notes payable in connection with the mortgage	$733	$33	$71	$77	$552
Capital lease	58	15	36	7	—
Asset retirement obligations	2,937	721	532	537	1,147
Production and property taxes	3,342	2,957	385	—	—

Total	$7,070	$3,726	$1,024	$621	$1,699

        At December 31, 2009, the commodity derivatives liability was valued at $1,375,000, which represents a current payable attributable to 2009.

ITEM 7A    QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

        The primary objective of the following information is to provide forward-looking quantitative and qualitative information about our potential exposure to market risk. The term "market risk" refers to the risk of loss arising from adverse changes in natural gas prices or interest rates. This forward-looking information provides indicators of how we view and manage our ongoing market risk exposure. All of our market risk sensitive instruments were entered into for purposes other than speculative trading.

Commodity Price Risk

        Our major commodity price risk exposure is in the pricing applicable to our natural gas production. The prices we receive for our production depend on many factors beyond our control. We seek to reduce our exposure to unfavorable changes in natural gas prices, which are subject to significant and often volatile fluctuation, through the use of fixed-price contracts. Our fixed-price contracts are comprised of energy swaps and collars. Fixed price contracts allow us to predict with greater certainty the effective natural gas prices to be received for hedged production and benefit operating cash flows and earnings when market prices are less than the fixed prices provided by the contracts. However, we will not benefit from market prices that are higher than the fixed prices in the contracts for hedged production. Collar structures provide for participation in price increases and decreases to the extent of the ceiling prices and floors provided in those contracts. With regard to hedging arrangements, our credit facility provides that acceptable commodity hedging arrangements cannot cover greater than 80 to 85%, depending on the measurement date, of our monthly production from our hydrocarbon properties that are used in the borrowing base determination, and that the fixed or floor price of our hedging arrangements must be equal to or greater than the gas price used by the lenders in determining the borrowing base.

        The following table summarizes the estimated volumes, fixed prices, fixed price sales and fair value attributable to the fixed price contracts as of December 31, 2009. At December 31, 2009, we had hedged volumes through December 2010. Please see Note 6 in the notes to the audited financial statements appearing elsewhere in this annual report for further information regarding our derivatives.

Year Ending December 31, 2010
(Unaudited)
Natural Gas Swaps:
Contract volumes (MMBtu)	2,007,500
Weighted-average fixed price sales per MMBtu(1)	$4.79
Fair value, net (thousands)(2)	$(1,375)
Total Natural Gas Contracts:
Contract volumes (MMBtu)	2,007,500
Fixed-price sales	$4.79
Fair value, net (thousands)(2)	$(1,375)

(1)
Volumes hedged using the CIG index price published in the first issue of Inside FERC's Gas Market Report for each calendar month of the derivative transaction.

(2)
Fair value based on CIG index price in effect for each month as of December 31, 2009.

Interest Rate Risk

        As of December 31, 2009 and March 30, 2010, we had $6.1 million and $5.5 million, respectively, in outstanding indebtedness under our credit facility. Borrowings under the credit facility bear interest either: (i) at the greater of the one month LIBOR plus 1.00% or a domestic bank rate, plus in either case an applicable margin of 0.75% to 1.75% based on utilization, or (ii) on a sliding scale from one, two, three, or six month LIBOR, plus an applicable margin of 2.00% to 3.00% based on utilization. The weighted average interest rate for borrowings under our credit facility was 5.0% for the year ended December 31, 2009. In light of the current economic climate, we expect that interest rates on alternative financing options to range from 8% to 12%. The availability of alternative financing arrangements and the interest rates thereof would depend on the type of financing and our ability to restructure our current indebtness outstanding under our credit facility. Due to covenant restrictions in our credit facility, we are currently unable to borrow additional amounts.

        A hypothetical increase of 1% in either the domestic bank rate or the LIBOR interest rates would increase gross interest expense approximately $61,000 per year based on our outstanding indebtness at December 31, 2009.

ITEM 8    FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Pinnacle Gas Resources, Inc.
Sheridan, Wyoming

        We have audited the accompanying balance sheets of Pinnacle Gas Resources, Inc. (the "Company") as of December 31, 2009 and 2008, and the related statements of operations, changes in stockholders' equity and cash flows for each of the years in the three year period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pinnacle Gas Resources, Inc. as of December 31, 2009 and 2008 and the results of their operations and their cash flows for each of the years in the three year period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

        As discussed in Note 1 to the financial statements, as of December 31, 2009, the Company has changed its method of determining quantities of oil and gas reserves which impacted the amount recorded for depreciation, depletion and amortization for oil and gas properties.

/s/ Ehrhardt Keefe Steiner & Hottman PC
Denver, Colorado March 31, 2010

PINNACLE GAS RESOURCES, INC.

Balance Sheets

	December 31,
	2009	2008
	(In thousands, except share and per share data)
ASSETS
Current assets
Cash and cash equivalents	$175	$346
Receivables
Accrued gas sales	1,240	2,091
Joint interest receivables, net of $100 allowance for doubtful accounts	1,207	4,824
Derivative instruments	—	4,345
Inventory of material held for exploration and development	229	83
Restricted certificates of deposits	142	—
Prepaid expenses	134	196

Total current assets	3,127	11,885
Property and equipment, at cost, net of accumulated depreciation	1,055	1,798
Oil and gas properties, using full cost accounting, net of accumulated depletion and impairment
Proved	9,477	34,522
Unproved	48,700	86,827
Inventory of material held for exploration and development	223	384
Deposits	76	199
Restricted certificates of deposit	1,842	2,725

Total assets	$64,500	$138,340

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Long term debt—current portion	6,148	11,530
Derivative instruments, current	1,375	—
Trade accounts payable	9,058	10,112
Revenue distribution payable	3,328	4,625
Drilling prepayments from joint interest owners	63	—
Asset retirement obligations, current	721	341
Accrued liabilities	3,090	1,539

Total current liabilities	23,783	28,147
Asset retirement obligations, non-current	2,216	3,025
Production taxes, non-current	385	1,156
Long term debt—net of current portion	743	733

Total liabilities	27,127	33,061

Commitments and contingencies
Stockholders' equity
Common stock, $0.01 par value; 100,000,000 authorized and 30,108,023 and 29,193,573 shares issued and outstanding at December 31, 2009 and 2008, respectively	289	289
Additional paid-in capital	151,725	150,879
Accumulated deficit	(114,641)	(45,889)

Total stockholders' equity	37,373	105,279

Total liabilities and stockholders' equity	$64,500	$138,340

See Notes to Financial Statements

PINNACLE GAS RESOURCES, INC.

Statements of Operations

	For the Years Ended December 31,
	2009	2008	2007
	(In thousands, except share and per share data)
Revenues
Gas sales	$8,328	$22,441	$13,141
Realized gain on derivatives	6,642	1,973	4,511

Total revenues	14,970	24,414	17,652
Cost of revenues and expenses
Lease operating expenses	3,847	6,450	4,721
Production taxes	836	1,941	1,397
Marketing and transportation	3,658	4,694	3,464
General and administrative, net	3,310	6,674	5,179
Depreciation, depletion, amortization and accretion	5,617	9,322	6,516
Impairment of oil and gas properties	60,927	21,521	18,225

Total cost of revenues and expenses	78,195	50,602	39,502

Operating loss	(63,225)	(26,188)	(21,850)
Other income (expense)
Unrealized gain/(loss) on derivatives	(5,720)	3,789	(2,300)
Interest income	56	162	677
Other income	408	626	379
Interest expense	(271)	(125)	(283)

Total other income (expense)	(5,527)	4,452	(1,527)

Net loss before income taxes	(68,752)	(21,736)	(23,377)
Income taxes	—	—	—

Net loss attributable to common stockholders	$(68,752)	$(21,736)	$(23,377)

Basic and diluted net loss per share	$(2.32)	$(0.75)	$(0.86)
Weighted average shares outstanding—basic and diluted	29,579,388	29,096,411	27,281,680

See Notes to Financial Statements

PINNACLE GAS RESOURCES, INC.

Statements of Cash Flows
(In thousands)

	For the Years Ended December 31,
	2009	2008	2007
Cash flows from operating activities
Net loss	$(68,752)	$(21,736)	$(23,377)
Adjustments to reconcile net loss to net cash (used in)/provided by operating activities
Impairment of oil and gas properties	60,927	21,521	18,225
Depreciation, depletion, amortization and accretion	5,617	9,322	6,516
Gain on derivatives	(922)	(5,762)	(2,211)
Stock-based compensation	846	1,184	867
Changes in assets and liabilities
Decrease in receivables	1,268	2,187	2,499
Decrease (increase) in inventory of material for drilling and completion	(146)	91	97
Decrease (increase) in prepaid expenses	62	1,126	(928)
(Decrease) increase in accounts payable and accrued liabilities	1,066	1,634	(17,344)
Decrease in revenue distribution payable	(1,297)	(1,909)	(767)
(Decrease) increase in drilling prepayments	63	(28)	(261)
Asset retirement obligations settled this period	(137)	(48)	(1)

Net cash (used in)/provided by operating activities	(1,405)	7,582	(16,685)

Cash flows from investing activities
Capital expenditures—exploration and production	(4,147)	(27,217)	(14,006)
Capital expenditures—property and equipment	(100)	(583)	(910)
Purchase of restricted certificates of deposits	—	(973)	43
Decrease (increase) in deposits and restrictive certificates of deposit	864	(179)	500
Decrease in inventory held for exploration and development	161	121	439
Net realized gain on derivatives	6,642	1,973	4,511
Proceeds from the sale of assets held for sale	3,200	—	—

Net cash (used in)/provided by investing activities	6,620	(26,858)	(9,423)

Cash flows from financing activities
Proceeds from the issuance of common stock	—	—	33,750
Issuance costs related to common stock	—	(6)	(4,232)
Principal payments long-term debt	(5,386)	(23)	(21)
Proceeds from long-term debt	—	11,500	—

Net cash (used in)/provided by financing activities	(5,386)	11,471	29,497

Net increase (decrease) in cash and cash equivalents	(171)	(7,805)	3,389
Cash and cash equivalents at beginning of year	346	8,151	4,762

Cash and cash equivalents at end of year	$175	$346	$8,151

Noncash investing and financing activities
Capital expenditures included in trade accounts payable	$6,407	$7,732	$7,200
Asset retirement obligations included in oil and gas properties	2	399	239
Supplemental cash flow information
Cash payments for interest, net of amount capitalized	$271	$125	$115

See Notes to Financial Statements

Pinnacle Gas Resources, Inc.

Statements of Changes in Stockholders' Equity

	Stockholders' Equity
	Common Stock
			Additional Paid-In Capital	Accumulated Deficit
	Shares	Amount			Total
Balance as of December 31, 2006	25,131,301	$251	$119,354	$(776)	$118,829
Issuance of restricted shares	155,500	$—	$158	$—	$158
Forfeiture of restricted shares	(17,050)	—	—	—	—
Additional offering costs	3,750,000	38	29,480	—	29,518
Stock-based compensation	—	—	709	—	709
Net Loss	—	—	—	(23,377)	(23,377)

Balance at December 31, 2007	29,019,751	$289	$149,701	$(24,153)	$125,837

Issuance of restricted shares	244,650	$—	$571	$—	$571
Forfeiture of restricted shares	(70,828)	—	—	—	—
Additional offering costs			(6)	—	(6)
Stock-based compensation	—	—	613	—	613
Net Loss	—	—	—	(21,736)	(21,736)

Balance at December 31, 2008	29,193,573	$289	$150,879	$(45,889)	$105,279

Issuance of restricted shares	920,014	$—	$548	$—	$548
Forfeiture of restricted shares	(5,564)	—	—	—	—
Stock-based compensation	—	—	298	—	298
Net Loss	—	—	—	(68,752)	(68,752)

Balance at December 31, 2009	30,108,023	$289	$151,725	$(114,641)	$37,373

See Notes to Financial Statements

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements

Note 1—Summary of Significant Accounting Policies

  Business and Basis of Presentation

        Pinnacle Gas Resources, Inc. is an independent energy company engaged in the acquisition, exploration and development of domestic onshore natural gas reserves. The Company primarily focuses its efforts on the development of coalbed methane, or CBM, properties located in the Rocky Mountain region, and it is a substantial holder of CBM acreage in the Powder River Basin. The Company has assembled a large, predominantly undeveloped CBM leasehold position, which it believes positions itself for significant long-term growth in production and proved reserves. In addition, the Company owns approximately 90% of the rights to develop conventional and unconventional oil and natural gas in zones below its existing CBM reserves. Substantially all of its undeveloped acreage as of December 31, 2009 was located in the northern end of the Powder River Basin in northeastern Wyoming and southern Montana.

        As of December 31, 2009, the Company owned natural gas and oil leasehold interests in approximately 424,000 gross (308,000 net) acres, approximately 90% of which were undeveloped. At December 31, 2009, the Company had estimated net proved reserves of 15.0 Bcf, based on the first day of the month, twelve month average Colorado Interstate Gas, or CIG, index price of approximately $3.04 per Mcf. These net proved reserves were located on approximately 10% of its net acreage. Based on its drilling results to date, analysis of core samples and third-party results in adjacent areas, the Company believes that its remaining undeveloped CBM acreage has substantial commercial potential. None of its acreage or producing wells is associated with coal mining operations.

        As of December 31, 2009, the Company owned interests in 571 gross (319 net) producing wells and operated 97% of these wells. During the year ended December 31, 2009, the Company drilled 1 gross (1 net) well and produced an average of 7.6 MMcf per day net to its interest. During 2008, the Company drilled 117 gross (82 net) wells and produced an average of 10.6 MMcf per day net to its interest.

        The continued credit crisis and related turmoil in the global financial system have had an adverse impact on the Company and its financial condition. In addition, the prices of oil and natural gas declined significantly in 2008 and has remained low in 2009. Therefore, total capital expenditures were limited to $4.2 million in 2009. As a result of low CIG index prices, the economic climate and its limited capital resources, the Company expects to continue operating during 2010 with a reduced capital expenditure plan. Under its plan, the Company will generally make expenditures only as necessary to secure drilling permits in strategic areas, drill wells that secure leasehold positions and construct the necessary infrastructure to complete and hook-up wells that have already been drilled. The Company's capital expenditure budget for 2010 will be dependent upon CIG index prices, its cash flows and the availability of additional capital resources.

        The Company's proportionate share of capital expenditures, production revenue and operating expenses from its oil and gas properties is included in the financial statements.

        On January 13, 2010, the Company entered into a Seventh Amendment and Waiver to Credit Agreement ("Waiver Agreement") with the lenders party thereto. The Waiver Agreement provided that the lenders would waive (i) the Company's compliance with certain restrictions based on the current ratio in the Credit Agreement, (ii) certain requirements of the Company pertaining to the aging of certain accounts payable, and (iii) certain restrictions regarding the mount of liens of the Company. Default remedies available to the lenders under the Credit Agreement include acceleration of all

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 1—Summary of Significant Accounting Policies (Continued)

principal and interest amounts due under the Credit Agreement. The Waiver Agreement extends the waiver period for these items until the earlier of June 15, 2010 and the date of any default arising out of a breach or non-compliance with the Credit Agreement not expressly waived in the Waiver Agreement or a breach of the Waiver Agreement.

        In addition, the Waiver Agreement amends the definition of "Final Maturity Date" under the Credit Agreement to the earlier of (i) June 15, 2010 or (ii) the date that is thirty days following the earlier of (A) the date the merger (please see Note 19) is withdrawn or terminated in whole or in part or (B) the date that the lenders have been advised that the merger will not proceed.

        The Company is actively marketing certain assets to raise additional capital and is also reviewing alternatives for raising additional capital through equity and debt financing, capital restructuring and possible mergers (please see Note 19). The Company sold its high pressure gas gathering system in the Cabin Creek project area in Wyoming, and its remaining interest in the Arvada project area in Wyoming in April 2009. The Company received approximately $3.2 million in net proceeds from these sales, and used part of such proceeds to repay a portion of its indebtedness outstanding under the credit facility and used the remainder for general operating purposes. The Company has also put hedges of its gas in place to secure certain operating cash flow levels during the remainder of 2010. From January through April 2010, the Company had 5,500 MMbtu per day hedged through fixed price swaps at a weighted average price of $4.19 per MMbtu. From May through December 2010, the Company has 5,500 MMbtu per day hedged through fixed price swaps at a weighted average price of $5.08 per MMbtu. The Company has also implemented various cost cutting measures, including reducing general and administrative costs through staff reductions, wage and benefit cuts and a hiring freeze. The Company has reduced lease operating expenses by renegotiating water disposal contracts, reducing service costs and temporarily shutting-in marginal wells. The Company continues to communicate with key vendors to manage its obligations and payables, including, but not limited to, the negotiation of minimum monthly payments, possible discounts and agreements for future payment terms. The Company has entered into agreements with various vendors to make minimum monthly payments ranging from $1,000 to $45,000 at interest rates between 2% and 12% for the remainder of 2010. Management believes that appropriate steps, including cost-cutting measures, are being taken to make operations sustainable in the future. Although the Company is pursuing various alternatives to provide additional liquidity, there is no assurance of the likelihood or timing of any of these transactions.

  Use of Estimates

        The preparation of the Company's financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Significant estimates with regard to the Company's financial statements include the estimated carrying value of unproved properties, the estimate of proved oil and gas reserve volumes and the related present value of estimated future net cash flows, the ceiling test applied to capitalized oil and gas properties, the estimate of the timing and cost of the Company's future drilling activity, the estimated cost and timing related to asset retirement obligations, the estimated fair value of derivative assets and liabilities, the

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 1—Summary of Significant Accounting Policies (Continued)

realizability of deferred tax assets, the estimates of expenses and timing of exercise of stock options, accrual of operating costs and capital expenditures and revenue.

  Cash and Cash Equivalents

        Cash in excess of daily requirements is generally invested in money market accounts and commercial paper with maturities of three months or less. Such investments are deemed to be cash equivalents for purposes of the financial statements. The carrying amount of cash equivalents approximates fair value due to the short maturity and high credit quality of those investments. At times, the Company maintains deposits in financial institutions in excess of federally insured limits. Management monitors the soundness of the financial institutions and believes the Company's risk is negligible.

  Accounts Receivable

        The Company's revenue producing activities are conducted primarily in Wyoming. The Company grants credit to qualified customers, which potentially subjects the Company to credit risk resulting from, among other factors, adverse changes in the industry in which the Company operates and the financial condition of its customers. The Company continuously monitors collections and payments from its customers and if necessary, records an allowance for doubtful accounts based upon historical experience and any specific customer collection issues identified. As of December 31, 2009 and 2008, the Company had an allowance of $100,000.

  Inventory

        The Company acquires inventory of oil and gas equipment, primarily tubulars, to take advantage of quantity pricing and to secure a readily available supply. Inventory is valued at the lower of average cost or market. Inventory is used in the development of gas properties, and to the extent it is estimated that it will be billed to other working interest owners during the next year, it is included in current assets. Otherwise, inventory is recorded in other non-current assets.

  Property and Equipment

        Property and equipment is comprised primarily of a building, computer hardware and software, vehicles and equipment and is recorded at cost. Renewals and betterments that substantially extend the useful lives of the assets are capitalized. Maintenance and repairs are expensed when incurred. Depreciation and amortization is provided using the straight-line method over the estimated useful lives of the assets as follows:

Buildings	30 years
Computer hardware and software	3-5 years
Machinery, equipment and vehicles	5 years
Office furniture and equipment	3-5 years

  Long-Lived Assets

        Long-lived assets to be held and used in the Company's business are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 1—Summary of Significant Accounting Policies (Continued)

recoverable. When the carrying amounts of long-lived assets exceed the fair value, which is generally based on discounted expected future cash flows, the Company records an impairment. No impairments, other than to oil and gas properties, were recorded during the years ended December 31, 2009, 2008 and 2007.

  Oil and Gas Properties

        The Company utilizes the full cost method of accounting for oil and gas producing activities. Under this method, all costs associated with property acquisition, exploration and development, including costs of unsuccessful exploration, costs of surrendered and abandoned leaseholds, delay lease rentals and the fair value of estimated future costs of site restoration, dismantlement and abandonment activities are capitalized within a cost center. The Company's oil and gas properties are all located within the United States, which constitutes a single cost center. The Company capitalizes lease operating expenses associated with exploration and development of unevaluated oil and gas properties. No gain or loss is recognized upon the sale or abandonment of undeveloped or producing oil and gas properties unless the sale represents a significant portion of gas properties and the gain significantly alters the relationship between capitalized costs and proved gas reserves of the cost center. Expenditures for maintenance and repairs are charged to lease operating expense in the period incurred.

        Depreciation, depletion and amortization of oil and gas properties ("DD&A") are computed on the unit-of-production method based on proved reserves. Amortizable costs include estimates of future development costs of proved undeveloped reserves and asset retirement obligations. The Company invests in unevaluated oil and gas properties for the purpose of exploration for proved reserves. The costs of such assets, including exploration costs on properties where a determination of whether proved oil and gas reserves will be established is still under evaluation, and any capitalized interest and lease operating expenses are included in unproved oil and gas properties at the lower of cost or estimated fair market value and are not subject to amortization. On a quarterly basis, such costs are evaluated for inclusion in the costs to be amortized resulting from the determination of proved reserves, impairments, or reductions in value. To the extent that the evaluation indicates these properties are impaired, the amount of the impairment is added to the capitalized costs to be amortized. Abandonment of unproved properties is accounted for as an adjustment to capitalized costs related to proved oil and gas properties, with no losses recognized. The Company recorded an impairment of unevaluated properties of $36.7 million, $5.6 million and $0.7 million respectively, during the years ended December 31, 2009, 2008 and 2007. (See Note 4 for additional discussion of unevaluated properties). Substantially all other unproved property costs are expected to be developed and included in the amortization base over the next three to five years. Salvage value is taken into account in determining depletion rates and is based on the Company's estimate of the value of equipment and supplies at the time the well is abandoned. The estimated salvage value of equipment used in determining the depletion rate was $6.8 million, $7.3 million and $6.4 million as of December 31, 2009, 2008, and 2007 respectively.

        The present value of estimated future net revenues was computed by applying current oil and gas prices for quarters prior to December 31, 2009 and the average first day of the month price during the twelve month period ended December 31, 2009 for the quarter ended December 31, 2009 to estimated future production of proved oil and gas reserves as of period-end, less estimated future expenditures to be included in developing and producing the proved reserves assuming the continuation of existing

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 1—Summary of Significant Accounting Policies (Continued)

economic conditions. For the first three quarters of 2009, subsequent commodity price increases could be utilized to calculate the ceiling value. See Note 1 for a discussion of changes in the ceiling test as of December 31, 2009.

        Under the full cost method of accounting rules, capitalized costs less accumulated depletion and related deferred income taxes may not exceed a "ceiling" value which is the sum of (1) the present value discounted at 10% of estimated future net revenue using current costs and prices, including the effects of derivative instruments designated as cash flow hedges but excluding the future cash outflows associated with settling asset retirement obligations that have been accrued on the balance sheet, less any related income tax effects; plus (2) the cost of properties not being amortized, if any; plus (3) the lower of costs or estimated fair value of unproved properties; less (4) the income tax effects related to differences in the book to tax basis of oil and gas properties. This is referred to as the "full cost ceiling limitation." If capitalized costs exceed the limit, the excess must be charged to expense. The expense may not be reversed in future periods. At the end of each quarter, the Company calculates the full cost ceiling limitation. During the first three quarters of 2009, the Company recorded an impairment of $57.8 million. In the fourth quarter of 2009, the full cost ceiling limitation exceeded the capitalized costs of oil and gas properties by approximately $3.1 million, based upon the first day of the month, twelve month average CIG index price of approximately $3.04 per Mcf. As such, the Company recorded a total impairment of $60.9 million for the year ended December 31, 2009. For the year ended December 31, 2008, the Company recorded an impairment of $21.5 million resulting from low commodity prices throughout the year, specifically in the fourth quarter of 2008. A decline in gas prices or an increase in operating costs or reductions in economically recoverable reserve quantities could result in the recognition of additional impairments of the Company's oil and gas properties in future periods.

  Asset Retirement Obligations

        The Company follows the FASB guidance related to asset retirement obligations. The guidance generally applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and/or normal operations of a long-lived asset. The guidance requires the Company to recognize an estimated liability for costs associated with the abandonment of its oil and gas properties. A liability for the fair value of an asset retirement obligation with a corresponding increase to the carrying value of the related long-lived asset is recorded at the time a well is completed or acquired. The increased carrying value is depleted using the units-of-production method, and the discounted liability is increased through accretion over the remaining life of the respective oil and gas properties.

        The estimated liability is based on historical gas industry experience in abandoning wells, including estimated economic lives, external estimates as to the cost to abandon the wells in the future and federal and state regulatory requirements. The Company's liability is discounted using the Company's best estimate of its credit-adjusted risk-free rate. The credit adjusted risk free rate is based on the Company's borrowing under its credit facility or, if borrowings are not available under the credit facility because of borrowing base or covenant limitations, the rate is based on the interest rate available from its banks for senior secured debt or mezzanine debt. Based on the Company's current inability to borrow under its credit facility, the Company's credit adjusted risk free rate at December 31, 2009 and December 31, 2008 was the prime rate plus 7%. Revisions to the liability could occur due to changes in

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 1—Summary of Significant Accounting Policies (Continued)

estimated abandonment costs, changes in well economic lives or if federal or state regulators enact new requirements regarding the abandonment of wells.

        Changes in the carrying amount of the asset retirement obligations are as follows:

	December 31,
	2009	2008
	(In thousands)
Beginning balance of asset retirement obligations	$3,366	$2,767
Additional obligations added during the period	2	399
Obligations settled during the period	(137)	(48)
Revisions in estimates	(466)	—
Accretion expense	172	248

Ending balance of asset retirement obligations	$2,937	$3,366

  Capitalized Interest

        The Company capitalizes interest costs to unproved oil and gas properties on expenditures made in connection with exploration and development projects that are not subject to current depletion. Interest is capitalized only for the period that activities are in progress to bring these projects to their intended use. Interest costs capitalized in 2009, 2008 and 2007 were $441,000, $199,000 and $0, respectively.

  Restricted Assets

        Certificates of deposit.    The Company holds a certificate of deposit ("CD"), which expires in July 2010, totaling $160,000. The CD is collateral for bonding required by the State of Wyoming, the State of Montana and the Federal Bureau of Land Management. Because the Company intends to renew the CD in order to maintain its bonding requirements, the Company has included the CD in other non-current assets as of December 31, 2009. The issuer of the bonds has commenced litigation against the Company to increase their collateral position. See the litigation discussion in Note 15. Additionally, the Company holds two CDs for $604,000 and $964,000 which were issued in February 2006 and expire in February 2011 and May 2010, respectively. These CDs collateralize letters of credit in favor of Powder River Energy Corporation, a local rural electric association, in order to secure power lines to the Kirby, Deer Creek and Cabin Creek areas. The Company has included these amounts in non-current assets as of December 31, 2009 because the Company also intends to renew the CDs in order to maintain power supply on a long-term basis. In April 2007, the Company issued a $1,000,000 letter of credit ("LOC"), which is collateralized by a CD that expires in April 2010 in favor of Bitter Creek Pipelines, LLC to secure the construction of a high pressure pipeline and related compression facilities to the Company's Deer Creek and Kirby areas. Bitter Creek Pipelines, LLC has drawn approximately $858,000 on this LOC for compression services provided to the Company in the third and fourth quarters of 2009. The remaining balance of this LOC is approximately $142,000 and the Company has included this amount in current assets as of December 31, 2009. In January of 2010, Bitter Creek Pipelines, LLC drew the remaining balance of the CD collateralizing this LOC.

        Surety Bonds.    From June 2009 through December 2009, the Company posted idle well surety for approximately $64,000 to the Wyoming Oil and Gas Conservation Commission. The Commission has

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 1—Summary of Significant Accounting Policies (Continued)

requested the Company make 18 monthly installments of $12,777 for surety on wells that will need to be plugged by the Company. The surety amount may be adjusted downward by the Commission if the Company successfully plugs the proposed wells in question. In addition, the Company has included a $50,000 payment for bonding requirements in the Company's Kirby Montana area.

        Deposits.    The Company has included approximately $76,000 related to royalty payments in deposits. These amounts are included in Deposits in the accompanying balance sheet at December 31, 2009.

  Gas Sales

        The Company uses the sales method for recording natural gas sales. Sales of gas applicable to its interest in producing natural gas and oil leases are recorded as revenues when the gas is metered and title transferred pursuant to the gas sales contracts covering its interest in gas reserves. During such times as the Company's sales of gas exceed its pro rata ownership in a well, such sales are recorded as revenues unless total sales from the well have exceeded the Company's share of estimated total gas reserves underlying the property at which time such excess is recorded as a gas imbalance liability. At December 31, 2009 and December 31, 2008, there was no such liability recorded.

  General and Administrative Expenses

        General and administrative expenses are reported net of amounts allocated and billed to working interest owners of gas properties operated by the Company.

  Transportation Costs

        The Company accounts for transportation costs under authoritative guidance prescribed by the FASB related to the accounting for shipping and handling fees and costs, whereby amounts paid for transportation are classified as operating expenses.

  Per Share Information

        Basic earnings (loss) per share is computed by dividing net income (loss) from continuing operations attributable to common stock by the weighted average number of shares of common stock outstanding during each period. Diluted earnings per share is computed by adjusting the average number of shares of common stock outstanding for the dilutive effect, if any, of common stock equivalents such as stock options and warrants. Diluted net loss per share was the same as basic loss per share for the years ended December 31, 2009, 2008 and 2007 because potential common stock equivalents were anti-dilutive.

        Certain options to purchase shares of Pinnacle's common stock were excluded from the dilution calculations because the shares were antidilutive. During the years ended December 31, 2009, 2008 and 2007, shares that were excluded from the calculation because they were antidilutive were 842,280, 676,250 and 871,000, respectively.

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 1—Summary of Significant Accounting Policies (Continued)

        A summary of the net loss per share calculation is shown below (in thousands, except per share amounts):

	For the Twelve Months Ended December 31,
	2009	2008	2007
Net loss	$(68,752)	$(21,736)	$(21,763)
Common shares outstanding:
Weighted average common shares outstanding at beginning of period	29,096	27,282	19,783
Weighted average common shares issued	483	1,814	7,499
Weighted average common shares outstanding—basic	29,579	29,096	27,282

Weighted average common shares outstanding—diluted	29,579	29,096	27,282

Net loss per share—basic	$(2.32)	$(0.75)	$(0.86)
Net loss per share—diluted	$(2.32)	$(0.75)	$(0.86)

  Income Taxes

        The Company uses the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial statement and tax bases of assets and liabilities. If appropriate, deferred tax assets are reduced by a valuation allowance which reflects expectations of the extent to which such assets will be realized. As of December 31, 2009 and 2008, the Company recorded a full valuation allowance for its net deferred tax asset.

  Derivatives

        The Company uses derivative instruments to manage its exposure to fluctuating natural gas prices through the use of natural gas swap and option contracts. The Company accounts for derivative instruments or hedging activities under authoritive guidance prescribed by the FASB that requires it to record derivative instruments at their fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and of the hedged item attributable to the hedged risk are recognized in earnings. If the derivative is designated as a cash flow hedge, the effective portions of changes in the fair value of the derivative are recorded in other comprehensive income (loss) and are recognized in the statement of operations when the hedged item affects earnings. Ineffective portions of changes in the fair value of cash flow hedges, if any, are recognized in earnings. Changes in the fair value of derivatives that do not qualify for hedge treatment are recognized in earnings. (Please see Note 6—Derivatives).

        The Company periodically hedges a portion of its oil and gas production through swap and collar agreements. The purpose of the hedges is to provide a measure of stability to the Company's cash flows in an environment of volatile oil and gas prices and to manage the exposure to commodity price risk. Management has decided not to use hedge accounting for these agreements. Therefore, in accordance with certain accounting provisions, the changes in fair market value are recognized in earnings.

        On January 1, 2009, the Company adopted authoritative guidance related to derivatives and hedging and has included the required enhanced quantitative and qualitative disclosure about objectives and strategies for using derivatives, quantitative disclosures about fair value and amounts of gains and

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 1—Summary of Significant Accounting Policies (Continued)

loses from derivative instruments, and disclosures about counter party credit risk and collateral requirements. See Note 6 for further discussion.

  Stock-Based Compensation

        Effective January 1, 2006, the Company adopted the accounting guidance which requires companies to recognize compensation expense for share-based payments based on the estimated fair value of the awards.

        Under this guidance, compensation expense for all share-based payments granted subsequent to January 1, 2006, based on the estimated grant date fair value, has been recorded for the years ended December 31, 2009, 2008 and 2007. The Company records compensation expense related to non-employees under this provision and recognizes compensation expense over the vesting periods of such awards.

        The Company has computed the fair value of options and SARs granted using the Black-Scholes option pricing model. In order to calculate the fair value of the options and SARs, certain assumptions are made regarding components of the model, including risk-free interest rate, volatility, expected dividend yield, and expected option life. Changes to the assumptions could cause significant adjustments to valuation. The Company estimated the volatility rate of its common stock at the date of the grant based on the historical volatility. The Company factored in expected retention rates combined with vesting periods to determine the average expected life. The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of the grant. No options or SARs were granted during the year ended December 31, 2008. Accordingly, the Company has computed the fair value of all options and SARs granted during the years ended December 31, 2009, 2008 and 2007 using the Black-Scholes option pricing model and the following weighted average assumptions:

	Year Ended December 31,
	2009	2008	2007
Expected Volatility	169%	N/A	35%
Dividend Yield	—	N/A	—
Risk Free Interest Rate	2.55%	N/A	4.79% to 4.80%
Weighted Average expected life (in years)	5	—	5

  New Accounting Pronouncements

        In September 2006, the FASB issued accounting guidance related to fair value measurements and related disclosures. This new guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Company adopted this guidance on January 1, 2008, as required for its financial assets and financial liabilities. However, the FASB deferred the effective date of this guidance for one year as it relates to fair value measurement requirements for nonfinancial assets and nonfinancial liabilities that are not recognized or disclosed at fair value on a recurring basis, which include, among others, those nonfinancial long-lived assets measured at fair value for impairment assessment and asset retirement obligations initially measured at fair value. Fair value used in the initial recognition of asset retirement obligations is determined based on the present value of expected future dismantlement costs incorporating the Company's estimate of inputs used by industry participants when valuing similar liabilities. Accordingly, the fair value is based on

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 1—Summary of Significant Accounting Policies (Continued)

unobservable pricing inputs and therefore, is considered a level 3 value input in the fair value hierarchy.

        In December 2007, the FASB issued new guidance related to business combinations, which requires the acquiring entity in a business combination to recognize and measure all assets and liabilities assumed in the transaction and any non-controlling interest in the acquirer at fair value as of the acquisition date. Guidance was also established for the measurement of the acquirer shares issued in consideration for a business combination, the recognition of contingent consideration, the accounting treatment pre-acquisition gain and loss contingencies, the treatment of acquisition related transaction costs, and the recognition of changes in the acquirer's income tax valuation allowance and deferred taxes. This guidance is effective for fiscal years beginning after December 15, 2008 and is to be applied prospectively as of the beginning of the fiscal year in which the statement is applied. Early adoption is not permitted. The impact of the adoption of this guidance on the Company's financial statements will largely be dependent on the size and nature of the business combinations completed after the adoption of this statement.

        In October 2008, the FASB issued accounting guidance relating to determining the fair value of a financial asset when the market for that asset is not active. The Company has considered this guidance provided in its determination of estimated fair values as of December 31, 2009.

        In April 2009, the FASB issued accounting guidance relating to determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly, which provides additional guidance for estimating fair value. The Company has considered this guidance provided in its determination of estimated fair values as of December 31, 2009.

        In June 2009, the Financial Accounting Standards Board ("FASB") issued "FASB Accounting Standards Codification™ ("Codification"), as the single source of authoritative US GAAP" for all non-governmental entities, with the exception of the SEC and its staff. The Codification, which became effective July 1, 2009, changes the referencing and organization of accounting guidance and is effective for interim and annual periods ending after September 15, 2009. The Company adopted the Codification on July 1, 2009 which provides for changes in references to technical accounting literature in the accompanying financial statements, but did not have a material impact on the Company's financial position, results of operations or cash flows.

        In June 2009, the FASB issued new accounting guidance related to the accounting and disclosures of subsequent events. This guidance incorporates the subsequent events guidance contained in the auditing standards literature into authoritative accounting literature.

        In December 2008, the Securities and Exchange Commission ("SEC") revised its requirements for oil and gas reserves estimation and disclosures and related definitions to align them with current practices and changes in technology. In January 2010, the FASB issued Accounting Standards Update (ASU) No. 2010-03 "Oil and Gas Reserve Estimation and Disclosure," which aligns the current oil and gas reserve estimation and disclosure requirements with those of the SEC. As discussed earlier, the Company follows the full-cost method of accounting for which the SEC provides guidance. Among other things, the SEC and FASB amendments replace the single-day, year-end pricing assumption with a twelve-month average pricing assumption, revise certain definitions and allow the use of certain technologies to establish reserves.

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 1—Summary of Significant Accounting Policies (Continued)

        As of December 31, 2009, the Company changed its method of determining the quantities of oil and gas reserves which impacted the amount recorded for depreciation, depletion and amortization and the ceiling test calculation for oil and gas properties. Under the new rules, the Company prepared its oil and gas reserve estimates as of December 31, 2009 using the average, first-day-of-the- month price during the 12-month period ending December 31, 2009. In prior years, the Company used the year-end price. The Company calculates depreciation, depletion and amortization on a quarterly basis using estimated reserves as of the end of each quarter. As a result, the new rules impacted the amount of depreciation, depletion and amortization recorded for oil and gas properties and the ceiling test calculation for the quarter ended December 31, 2009. In addition, under the new guidance, subsequent price increases cannot be considered in the ceiling test calculation.

        The adoption of the new rules is considered a change in accounting principle inseparable from a change in accounting estimate. The Company does not believe that provisions of the new guidance, other than pricing, significantly impacted the reserve estimates or financial statements. The Company does not believe that it is practicable to estimate the effect of applying the new rules on net loss or the amounts recorded for depreciation, depletion and amortization and ceiling impairment for the year ended December 31, 2009.

        In January 2010 the FASB issued new accounting guidance related to fair value measurements that requires additional disclosures surrounding transfers in and out of Levels 1 and 2, inputs and valuation techniques used to value Level 2 and 3 measurements, and push down of previously prescribed fair value disclosures to each class of asset and liability for Levels 1, 2, and 3. This new authoritative guidance is effective for interim and annual reporting periods beginning after December 15, 2009. The Company will apply the new authoritative guidance in the Company's March 31, 2010, Quarterly Report on Form 10-Q. The guidance also requires that purchases, sales, issuances, and settlements for Level 3 measurements be disclosed. This portion of the new authoritative guidance is effective for interim and annual reporting periods beginning after December 15, 2010. The adoption of this guidance is not expected to have a material impact on the Company's financial statements.

Note 2—Property and Equipment

        Property and equipment consists of the following:

	December 31,
	2009	2008
	(In thousands)
Building	$1,420	$1,420
Computer hardware and software	1,013	1,013
Machinery, equipment and vehicles	1,692	1,686
Office furniture and equipment	212	212

	4,337	4,331
Less accumulated depreciation and amortization	(3,282)	(2,533)

Total	$1,055	$1,798

        Depreciation and amortization expense related to property and equipment for the years ended December 31, 2009, 2008 and 2007, was $842,000, $1,012,000, and $792,000 respectively.

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 3—Acquisitions and Divestitures

  2007 Transactions

        There were no significant acquisitions or divestitures of property in 2007.

  2008 Transactions

        There were no significant acquisitions or divestitures of property in 2008.

  2009 Transactions

        The Company sold its high pressure gas gathering system in the Cabin Creek project area in Wyoming, and its remaining interest in the Arvada project area in Wyoming in April 2009. The Company received approximately $3.2 million in net proceeds from these sales, and used part of such proceeds to repay a portion of its indebtedness outstanding under the credit facility and used the remainder for general operating purposes.

Note 4—Unevaluated Properties

        The Company is currently participating in coalbed methane gas exploration and development activities on acreage in Montana and Wyoming. At December 31, 2009, a determination could not be made about the extent of additional gas reserves that should have been classified as proved reserves as a result of the exploration activities to date. Consequently, the associated property costs and exploration costs have been excluded in computing DD&A for the full cost pool. The Company will begin to calculate DD&A on these costs when the project is evaluated, which is currently estimated to be over the next one to five years. These costs are evaluated for inclusion in the costs to be amortized resulting from the determination of proved reserves, impairments or reductions in value. To the extent that the evaluation indicates these properties are impaired, the amount of the impairment is added to the capitalized costs to be amortized. For the year ending December 31, 2009 impairments of $36.7 million were incurred on unevaluated properties.

        Costs excluded from amortization relating to unproved properties at December 31, 2009 are as follows (in thousands):

Period Incurred	Acquisition Costs	Exploration Costs	Capitalized Interest	Total
2003	$12,915	$—	$—	$12,915
2004	112	—	—	112
2005	13,167	1,418	148	14,733
2006	30,316	27,018	—	57,334
2007	1,147	2,579	—	3,726
2008(1)	(3,378)	1,186	199	(1,993)
2009(1)	(40,429)	1,861	441	(38,127)

	$13,850	$34,062	$788	$48,700

(1)
Acquisition costs included $36.7 million and $5.6 million of impairments for the years ended December 31, 2009 and December 31, 2008.

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 4—Unevaluated Properties (Continued)

  Suspended Wells Costs

        The following table reflects the net changes in capitalized exploratory well costs during 2009 and 2008, and does not include amounts that were capitalized and either subsequently expensed or reclassified to producing well costs in the same period.

	For the Years Ended December 31,
	2009	2008
	(In thousands)
Beginning balance	$32,201	$31,015
Additions to capitalized exploratory well costs pending determination of proved reserves	2,339	5,551
Reclassifications to wells, facilities, and equipment based on the determination of proved reserves	(478)	(4,365)

Ending balance	$34,062	$32,201

        The following table provides an aging of capitalized exploratory well costs based on the date the drilling was completed and the number of projects for which exploratory well costs have been capitalized since the completion of drilling:

	For the Years Ended December 31,
	2009	2008	2007
	(In thousands)
Exploratory well costs capitalized for one year or less	$2,339	$5,551	$6,659
Exploratory well costs capitalized for more than one year	31,723	26,650	24,356

Ending balance at December 31,	$34,062	$32,201	$31,015

Number of projects with exploratory well costs that have been capitalized more than a year	3	3	3

Note 5—Accrued Liabilities

        Accrued liabilities consist of the following:

	December 31,
	2009	2008
	(In thousands)
Production taxes	$3,342	$2,573
Payroll and related taxes	133	122

	3,475	2,695
Less production taxes due after one year	(385)	(1,156)

Total	$3,090	$1,539

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 5—Accrued Liabilities (Continued)

        Accrued liabilities consist of production taxes and payroll expenses that are attributable to the fiscal year end but are not payable until after fiscal year end.

Note 6—Derivatives

  Hedging Contracts

        As of December 31, 2009, 2008 and 2007, the Company had natural gas hedges in place as follows:

Product and Type of Hedging Contract	MMbtu Per Day	Fixed Price Range CIG Index Price	Time Period
December 31, 2009
Natural Gas—Swap	2,500	$3.45–$3.45	01/10–04/10
Natural Gas—Swap	2,000	$4.48–$4.48	01/10–12/10
Natural Gas—Swap	1,000	$5.50–$5.50	01/10–12/10
Natural Gas—Swap	2,500	$5.40–$5.40	05/10–12/10
December 31, 2008
Natural Gas—Collar	2,000	$6.50–$7.50	01/09–12/09
Natural Gas—Swap	2,500	$7.17–$7.17	01/09–12/09
December 31, 2007
Natural Gas—Collar	3,000	$6.50–$8.20	01/08–12/08

        The Company has elected not to designate these derivatives as cash flow hedges under authoritative guidance prescribed by the FASB. These derivative instruments are marked to market at the end of each reporting period and changes in the fair value are recorded in the accompanying statements of operations. The aggregate fair values of these contracts were estimated to be a liability totaling $1,375,000 and an asset of $4,345,000 at December 31, 2009 and 2008, respectively. The Company realized hedging gains in 2009, 2008 and 2007 of $6,642,000, $1,973,000 and $4,511,000, respectively which amounts are included in realized gains on derivatives in the statement of operations and are included in the cash flows from investing activities in the statements of cash flows. As a result of the change in the fair value of the commodity derivatives, the Company had an unrealized loss of $5,720,000 for the year ended December 31, 2009, an unrealized gain of $3,789,000 for the year ended December 31, 2008, and an unrealized loss of $2,300,000 for the year ended December 31, 2007. Unrealized and realized gains and losses are included in unrealized gains/losses on derivatives in the statement of operations.

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 6—Derivatives (Continued)

        Due to the volatility of natural gas prices, the estimated fair value of the Company's commodity derivative instruments are subject to large fluctuations from period to period.

	Location on Consolidated Balance Sheets	Fair Value at December 31, 2009	Fair Value at December 31, 2008
		(In thousands)	(In thousands)
Derivative assets:
Natural gas, commodity	Current assets	$—	$4,345
Natural gas, commodity	Noncurrent assets	$—	$—

Total derivative assets		$—	$4,345

Derivative liabilities:
Natural gas, commodity	Current liabilities	$1,375	$—
Natural gas, commodity	Noncurrent liabilities	$—	$—

Total derivative liabilities		$1,375	$—

        The Company is exposed to collateral requirements with the counterparty based on the fair value of the derivative contracts. The Company is currently not required to post collateral or cash on property with the counterparty.

        The Company is exposed to credit risk to the extent of nonperformance by the counterparties in the derivative contracts discussed above; however, the Company does not anticipate such nonperformance.

Note 7—Revenue Distributions Payable

        Revenue distributions payable consist of the following:

	December 31,
	2009	2008
	(In thousands)
Revenue payable on current production	$592	$924
Revenues payable in suspense	2,736	3,701

Total revenues payable	$3,328	$4,625

        The Company operates and disburses revenue to other working interest owners and royalty owners. Proceeds from gas sales are distributed and paid approximately 45 days after the end of the respective sales month. Revenue held in suspense is due primarily to the issuance of title opinions for wells in which the Company holds funds to distribute. Once a title opinion is received, revenue held in suspense is placed in line for payment under the normal payment cycle indicated above.

Note 8—Line-of-Credit

        Effective February 12, 2007, the Company entered into a credit facility which permits borrowings up to the borrowing base as designated by the administrative agent. As of December 31, 2009 and December 31, 2008, it had $6.1 million and $11.5 million, respectively, of debt outstanding under the

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 8—Line-of-Credit (Continued)

facility. As described below, the Company is currently unable to borrow additional amounts under the credit facility due to covenant limitations.

        As of December 31, 2008, the borrowing base under the credit facility was approximately $13.2 million. The borrowing base was subject to automatic reductions for approximately $666,667 per month until it reached $10.5 million on April 1, 2009. As of April 14, 2009, the borrowing base was further reduced to $9.0 million, subject to automatic reductions of $500,000 per month until it reached $6.5 million on October 1, 2009. As of October 20, 2009, the borrowing base was subject to automatic reductions of $200,000 per month until it reaches maturity or until a redetermination is received.

        The borrowing base is determined on a semi-annual basis and at such other additional times, up to twice yearly, as may be requested by either the Company or the administrative agent and is determined by the administrative agent in accordance with customary practices and standards for loans of a similar nature, although such determination is at the administrative agent's discretion as the credit agreement does not provide a specific borrowing base formula.

        Borrowings under this credit facility may be used solely to acquire, explore or develop oil and gas properties and for general corporate purposes. The credit facility matures June 15, 2010.

        The Company's obligations under the credit facility are secured by liens on (i) no less than 90% of the net present value of the oil and gas to be produced from its oil and gas properties that are included in the borrowing base determination, calculated using a discount rate of 10% per annum and reserve estimates, prices and production rates and costs, (ii) options to lease, seismic options, permits, and records related to such properties, and (iii) seismic data.

        Borrowings under the Company's credit facility, as amended, bear interest either: (i) at the greater of the one month London Interbank Offered Rate, or LIBOR, plus 1.00% or a domestic bank rate, plus in either case an applicable margin of 0.75% to 1.75% based on utilization, or (ii) on a sliding scale from the one, two, three or six month LIBOR, plus an applicable margin of 2.00% to 3.00% based on utilization. The weighted average interest rate as of September 30, 2009 was 5.0%. The credit agreement provides for various fees, including a quarterly commitment fee of 0.5% per annum and engineering fees to the administrative agent in connection with a borrowing base determination. In addition, the credit facility provided for an up front fee of $27,000, which was paid on the closing date of the credit facility, and an additional arrangement fee of 1% based on utilization. Borrowings under this credit facility may be prepaid without premium or penalty, except on Eurodollar advances.

        The credit agreement contains covenants that, among other things, restrict the Company's ability, subject to certain exceptions, to do the following:

  •
  incur liens;

  •
  incur debt;

  •
  make investments in other persons;

  •
  declare dividends or redeem or repurchase stock;

  •
  engage in mergers, acquisitions, consolidations and asset sales or amend its organizational documents;

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 8—Line-of-Credit (Continued)

  •
  enter into certain hedging arrangements;

  •
  amend material contracts; and

  •
  enter into related party transactions.

        With regard to hedging arrangements, the Company's credit agreement provides that acceptable commodity hedging arrangements cannot cover greater than 80 to 85%, depending on the measurement date, of it's monthly production from its hydrocarbon properties that are used in the borrowing base determination, and that the fixed or floor price of its hedging arrangements must be equal to or greater than the gas price used by the lenders in determining the borrowing base.

        The credit agreement, as amended, also requires that the Company satisfy certain affirmative covenants, meet certain financial tests, maintain certain financial ratios and make certain customary indemnifications to lenders and the administrative agent. The financial covenants include requirements to maintain: (i) a ratio of EBITDA to cash interest expense of not less than 3.00 to 1.00, (ii) a ratio of current assets to current liabilities of not less than 1.00 to 1.00, (iii) a total debt to annualized EBITDA ratio of not more than 3.0 to 1.0, (iv) a quarterly total senior debt to annualized EBITDA ratio equal to or less than 3.0 to 1.0, and (v) a total proved PV-10 value to total debt ratio of at least 1.50 to 1.00.

        The credit agreement, as amended, contains customary events of default, including payment defaults, covenant defaults, certain events of bankruptcy and insolvency, defaults in the payment of other material debt, judgment defaults, breaches of representations and warranties, loss of material permits and licenses and a change in control. The credit agreement requires any wholly-owned subsidiaries to guarantee the obligations under the credit agreement.

        After an event of default, the outstanding debt bears interest at the default rate under the terms of the credit agreement. The default rate is (i) with respect to principal, 2% over the otherwise applicable rate and (ii) with respect to interest, fees and other amounts, the Base Rate (as defined in the credit facility), plus the Applicable Margin (as defined in the credit agreement), plus 2%. Any default interest is payable on demand. Failure to pay the default interest when the administrative agent demands, would be another default. The lenders' remedies for defaults under the credit agreement are to terminate further borrowings, accelerate the repayment of indebtedness and/or ultimately foreclose on the collateral property.

        Effective August 4, 2008, the Company and the administrative agent and lender entered into the second amendment to the credit agreement (the "second amendment"). The second amendment provided, among other things, for (i) an increase in the total quarterly senior debt to annualized EBITDA ratio from 2.0 to 1.0, to 3.0 to 1.0, (ii) an increase in interest at each utilization level for LIBOR borrowings, (iii) the amendment of the utilization calculation to be determined as the greater of (x) the percentage of credit exposure over the borrowing base or (y) the percentage of credit exposure over three times EBITDA minus permitted subordinated debt, and (iv) the payment of an amendment fee.

        Effective September 30, 2008, the Company and the administrative agent and lender entered into the third amendment to the credit agreement (the "third amendment"). In addition to waiving compliance with the current ratio covenant as of September 30, 2008, the third amendment, among other things, required that immediately prior to any additional borrowings under the credit agreement, the ratio of current assets to current liabilities be not less than 1.00 to 1.00. As a result of this new

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 8—Line-of-Credit (Continued)

condition to additional borrowings, the Company is currently unable to borrow additional amounts under the credit agreement. The third amendment also increased the interest rate payable under the credit agreement to either (i) the greater of the one month LIBOR plus 1.00% or a domestic bank rate, plus in either case an applicable margin of 0.75% to 1.75% based on utilization, or (ii) a sliding scale from the one, two, three or six month LIBOR, plus an applicable margin of 2.00% to 3.00% based on utilization, and provided for the payment of an amendment fee.

        On April 14, 2009, the Company and the administrative agent entered into the fourth amendment to the credit agreement which reduced the borrowing base as described above and waived compliance with the current ratio financial covenant as of December 31, 2008 and March 31, 2009 and with the restrictive covenants related to accounts payable, permitted liens and permitted debt until the current ratio financial covenant and next borrowing base redetermination, subject to certain financial caps. On August 19, 2009, the lenders waived compliance with the current ratio financial covenant under the Credit Agreement for the period ending August 26, 2009 and the quarter ending June 30, 2009.

        On August 26, 2009, the Company entered into a fifth amendment to the credit agreement which provided a waiver of the current ratio covenant through October 26, 2009 and for the quarter ending June 30, 2009. The fifth amendment to the credit agreement also extended restrictive covenants related to accounts payable, permitted liens and permitted debt, until October 26, 2009, subject to certain financial caps.

        On October 20, 2009, the Company and the Lenders executed the sixth amendment to the credit agreement. This amendment established the borrowing base for the following amounts in the following applicable periods:

December 1, 2009 through December 31, 2009	$6,300,000
January 1, 2010 through January 31, 2010	$6,100,000
February 1, 2010 through February 28, 2010	$5,900,000
March 1, 2010 through March 31, 2010	$5,700,000
April 1, 2010 through April 30, 2010	$5,500,000

        Each Calendar month thereafter commencing May 1, 2010; the borrowing base for the preceding calendar month reduced by $200,000.

        On October 26, 2009, the lenders provided a waiver effectively extending the terms of the fifth amendment to the credit agreement through November 16, 2009. On November 16, 2009, the lenders provided an additional waiver effectively extending the terms of the fifth amendment to the credit agreement through November 23, 2009.

        On November 23, 2009, the lenders provided an additional waiver extending the terms of the fifth amendment to the credit agreement through December 1, 2009 and for the quarter ended September 30, 2009.

        On January 13, 2010, the Company entered into a seventh amendment and waiver to credit agreement ("waiver agreement") with the lenders party thereto. The waiver agreement provided that the lenders would waive (i) the Company's compliance with certain restrictions based on the current ratio in the credit agreement, (ii) certain requirements of the Company pertaining to the aging of certain accounts payable, and (iii) certain restrictions regarding the amount of liens of the Company. Default remedies available to the lenders under the credit agreement include acceleration of all principal and

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 8—Line-of-Credit (Continued)

interest amounts due under the credit agreement. The waiver agreement extends the waiver period for these items until the earlier of June 15, 2010 and the date of any default arising out of a breach or non-compliance with the credit agreement not expressly waived in the waiver agreement or a breach of the waiver agreement.

        In addition, the waiver agreement amends the definition of "Final Maturity Date" under the credit agreement to the earlier of (i) June 15, 2010 or (ii) the date that is thirty days following the earlier of (A) the date the merger (please see Note 19) is withdrawn or terminated in whole or in part or (B) the date that the lenders have been advised that the merger will not proceed.

        The Company is actively marketing certain assets to raise additional capital and it is also reviewing alternatives for raising additional capital through equity and debt financing, capital restructuring and possible mergers (please see Note 19). The Company sold its high pressure gas gathering system in its Cabin Creek project area in Wyoming and the Company's remaining interest in the Arvada project area in Wyoming in April 2009. The Company's management believes that appropriate steps, including cost-cutting measures, are being taken to make operations sustainable in the future. Although the Company is pursuing various alternatives to provide additional liquidity, there is no assurance of the likelihood or timing of any of these transactions.

Note 9—Other Long-Term Debt Obligations

        Long-term debt and capital lease obligations consist of the following:

	December 31,
	2009	2008
	(In thousands)
Note payable to a bank with interest at 6.875% until December 15, 2008 when it goes to Wells Fargo prime plus 1/2%. On November 15, 2008 the rate changed from a fixed rate of 6.875% to a variable rate. As of December 31, 2009 this variable rate was 4.00%. The note is due in monthly installments through November 15, 2015 when unpaid principal and interest are due. The note is collateralized by the building	$733	$763
Less current portion	(33)	(30)
Capital lease	58	—
Less current portion	(15)	—

Total	$743	$733

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 9—Other Long-Term Debt Obligations (Continued)

        The following are future minimum obligations for long-term debt as of December 31, 2009 (in thousands):

Years Ending December 31:
2010	$48
2011	52
2012	55
2013	45
2014	39
Thereafter	552

Total	$791

Note 10—Fair Value Measurements

        Effective January 1, 2008, the Company adopted the authoritative guidance that applies to all financial assets and liabilities required to be measured and reported on a fair value basis. Beginning January 1, 2009, the Company also applied the guidance to non-financial assets and liabilities measured at fair value on a nonrecurring basis, including proved oil and gas properties and other long-lived assets and asset retirement obligations initially measured at fair value. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the measurement date. The guidance establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company's assumptions of what market participants would use in pricing the asset or liability based on the best information available in the circumstances. The financial and nonfinancial assets and liabilities are classified based on the lowest level of input that is significant to the fair value measurement. The hierarchy is broken down into three levels based on the reliability of the inputs as follows:

  •
  Level 1—Quoted prices in active markets for identical assets or liabilities;

  •
  Level 2—Quoted prices in active markets for similar assets and liabilities, that are observable for the asset or liability; or

  •
  Level 3—Unobservable pricing inputs that are generally less observable from objective sources, such as discounted cash flow models or valuations.

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 10—Fair Value Measurements (Continued)

        The following is a listing of the Company's assets and liabilities required to be measured at fair value on a recurring basis and where they are classified within the hierarchy as of December 31, 2009 (in thousands):

	Level 1	Level 2	Level 3	Total
Liabilities
Oil and gas derivative instruments	$—	$1,375	$—	$1,375

Total	$—	$1,375	$—	$1,375

        As of December 31, 2009, the Company's derivative financial instruments are comprised of four natural gas swap agreements. The fair values of the swap agreements are determined based primarily on inputs that are derived from observable data at commonly quoted intervals for the full term of the derivatives and are therefore considered Level 2 in the fair value hierarchy.

        The Company's estimate of the fair value of derivative financial instruments includes consideration of the counterparty's credit worthiness, the Company's credit worthiness, and the time value of money. The consideration of these factors results in an estimated exit-price for each derivative asset or liability under a market place participant's view.

Note 11—Income Taxes

        The provision for income taxes consists of the following:

	December 31,
	2009	2008	2007
	(In thousands)
Current income tax expense	$—	$—	$—
Deferred income tax expense (benefit)	23,271	8,963	7,765
Change in valuation allowance	(23,271)	(8,963)	(7,765)

Total income tax benefit	$—	$—	$—

        The effective income tax rate varies from the statutory federal income tax rate as follows:

	December 31,
	2009	2008	2007
Federal income tax rate	(34)%	(34)%	(34)%
Change in valuation allowance and other	34	34	34

Effective tax rate	—%	—%	—%

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 11—Income Taxes (Continued)

        The significant temporary differences and carry-forwards and their related deferred tax asset (liability) and deferred tax asset valuation allowance balances are as follows:

	December 31,
	2009	2008	2007
	(In thousands)
Deferred tax assets
Net operating loss carry-forward	$18,622	$13,862	$10,996
Oil and gas properties	19,879	3,542	—
Property and equipment	333	284	—
Percentage depletion	566	463	—
Unrealized loss on hedges	468	—	—
Other	380	302	141

Gross deferred tax assets	40,248	18,454	11,137
Deferred tax liabilities
Oil and gas properties	—	—	2,893
Property and equipment	—	—	41
Impairments and abandonments	—	—	—
Unrealized gain on hedges	—	1,477	189

Gross deferred tax liabilities	—	1,477	3,123

Net deferred tax asset	40,248	16,977	8,014
Less valuation allowance	(40,248)	(16,977)	(8,014)

Deferred tax asset	$—	$—	$—

        For income tax purposes at December 31, 2009, the Company has net operating loss carry-forwards of approximately $54,770,000 which expire in 2029. The Company has provided for a valuation allowance of $40,248,000 due to the uncertainty of realizing the tax benefits from its net deferred tax asset.

        On January 1, 2007, the Company adopted accounting provisions that prescribe a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This provision requires that the Company recognize in its financial statements only those tax positions that are "more-likely-than-not" of being sustained as of the adoption date, based on the technical merits of the position. As a result of the implementation of this provision, the Company performed a comprehensive review of its material tax positions in accordance with recognition and measurement standards established by this provision.

        As a result of this review, the Company did not identify any material deferred tax assets that required adjustment. As of January 1, 2007, the date of adoption of this provision, and as of December 31, 2009 and 2008, the Company had not recorded any material uncertain tax benefits.

        The Company's policy is to recognize interest and penalties related to uncertain tax benefits in income tax expense. As of December 31, 2009, the Company has not recognized any interest or penalties in its statement of operations or statement of financial position.

        The Company is subject to the following material taxing jurisdictions: U.S. federal. The Company also has material operations in the state of Wyoming; however, Wyoming does not impose a corporate

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 11—Income Taxes (Continued)

income tax. The Company also has material operations in the state of Montana and is subject to a corporate income tax on income generated in that jurisdiction. The tax years that remain open to examination by the U.S. Internal Revenue Service are years 2005 through 2009. Due to the Company's net operating loss carry forwards, the Internal Revenue Service may also adjust the amount of loss realizable under examination back to 2003.

Note 12—Stock Option Plans

  Options Under Employee Option Plans

        The Company has adopted stock option plans containing both incentive and non-statutory stock options. All options allow for the purchase of common stock at prices not less than the fair market value of such stock at the date of grant. If the option holder owns more than 10% of the total combined voting power of all classes of the Company's stock, the exercise price cannot be less than 110% of the fair market value of such stock at the date of grant.

        Options granted under the plans become vested as directed by the Company's Board of Directors and generally expire seven or ten years after the date of grant, unless the option holder owns more than 10% of the total combined voting power of all classes of the Company's stock, in which case the non-statutory stock options must be exercised within five years of the date of grant. The Company granted 0, 0 and 120,000 options to employees under the plans during the years ended December 31, 2009, 2008 and 2007, respectively. At December 31, 2009, there were 603,728 shares available for grant under the plans.

        The options granted all vest as follows:

Year 1	20%
Year 2	30
Year 3	50

100%

        At December 31, 2009, the Company had unvested options to purchase 12,500 shares. During the year ended December 31, 2009, the Company did not grant employee options and recognized compensation expense of approximately $283,000 for options granted in prior years. The Company will recognize compensation expense relating to non-vested options granted after January 1, 2006 of approximately $25,000 over the next year.

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 12—Stock Option Plans (Continued)

        The following table summarizes stock option activity for the years ended December 31, 2009, 2008 and 2007:

	Number of Shares	Weighted Average Exercise Price per Share	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
Outstanding, December 31, 2006	1,035,000	$6.68
Granted	120,000	10.03
Canceled or forfeited	(284,000)	8.47

Outstanding, December 31, 2007	871,000	$6.56
Canceled or forfeited	(194,750)	$8.74		$—

Outstanding, December 31, 2008	676,250	$5.93	3.40	$—
Canceled or forfeited	(36,250)	$—

Outstanding, December 31, 2009	640,000	$5.81	2.33	$—

Exercisable at December 31, 2009	627,500	$5.76	2.29	$—

        The following table summarizes information about stock options outstanding at December 31, 2009:

	Options Outstanding
				Options Exercisable
		Weighted Average Remaining Contractual Life
Exercise Prices	Number of Shares Outstanding		Number Exercisable	Weighted Average Exercise Price	Fair Value Determination
$4.00	137,500	0.8 years	137,500	$4.00	Black-Scholes (minimum value)
$4.80	265,500	2.2 years	265,000	$4.80	Black-Scholes (minimum value)
$5.20	112,500	3.0 years	112,500	$5.20	Black-Scholes
$8.40	25,000	4.4 years	12,500	$8.40	Black-Scholes
$11.00	100,000	3.5 years	100,000	$11.00	Black-Scholes

	640,000		627,500

  Stock Appreciation Rights under Stock Incentive Plan

        The Company has adopted a stock incentive plan authorizing the grant of Stock Appreciation Rights ("SARs"). A SAR confers on the participant a right to receive, upon exercise, the excess of the fair market value of a share of Common Stock on the date of the exercise over $1.00. Such excess shall be paid in cash or common stock or a combination thereof to the participant. On June 1, 2009, 202,280 SARs were granted to certain employees with a seven year contractual life and are currently outstanding as of December 31, 2009.

        The SARs granted in June 2009 vest in general as follows:

Year 1	33.33%
Year 2	33.33%
Year 3	33.34%

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 12—Stock Option Plans (Continued)

        For the year ended December 31, 2009, the Company recognized compensation expense of approximately $15,000.

        As of December 31, 2009, the Company had approximately $61,000 of unrecognized compensation expense related to non-vested SAR awards.

  Restricted Stock

        The Company has an incentive program whereby grants of restricted stock have been awarded to members of the Board of Directors and certain employees. Restrictions and vesting periods for the awards are determined at the discretion of the Board of Directors and are set forth in the award agreements.

        On June 1, 2009, the Company issued 202,280 shares of restricted stock to certain employees. These shares will vest 33.34%, 33.33% and 33.33% on the first, second and third anniversary of the grant date. On June 1, 2009, the Company issued 331,822 shares of restricted stock to non employee directors which vested on June 30, 2009. The Company issued 189,586 shares of restricted stock to non employee directors which vested on September 30, 2009. The Company also issued 196,326 on December 1, 2009 which vested on December 31, 2009. The Company recognized an expense of approximately $548,000, $571,000, and $356,000 for the years ended December 31, 2009, 2008, and 2007 respectively, based on the fair value of the vested shares during the period.

        A summary of the status and activity of the restricted stock for the years ended December 31, 2009 and 2008 is presented below.

	Shares	Weighted-Average Grant-Date Fair Value
Non-vested at December 31, 2006	27,270	$11.00
Granted	155,500	8.41
Forfeited	(17,050)	9.67
Vested	(9,090)	11.00

Non-vested at December 31, 2007	156,630	$8.57
Granted	244,650	2.79
Forfeited	(70,828)	6.41
Vested	(126,875)	4.71

Non-vested at December 31, 2008	203,577	$4.78
Granted	920,014	0.37
Forfeited	(5,564)	6.05
Vested	(775,034)	0.69

Non-vested at December 31, 2009	342,993	$2.18

        As of December 31, 2009, the Company had $0.5 million of unrecognized share-based compensation expense related to non-vested stock awards, which is expected to be amortized over the remaining period of 3 years.

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 13—Redeemable Preferred Stock

  Series A Redeemable Preferred Stock

        The Company is authorized by the certificate of incorporation to issue up to 25,000,000 shares of preferred stock in one or more series, having rights senior to the shares of common stock. As of December 31, 2009 and 2008 there were no shares of preferred stock issued and outstanding. All of the issued and outstanding shares of the Company's Series A Redeemable Preferred Stock Shares ("Preferred Stock") with a par value of $0.01 were redeemed with proceeds from the Company's April 2006 private placement. Shares of the Preferred Stock had a liquidation value of $100 per share and had preference to shares of the Company's common stock. Through the period ending on the seventh anniversary of the issue date at which time the dividends would have accrued at 12.5%, the Preferred Stock would have accrued dividends at the rate of 10.5% per annum compounded quarterly. The Preferred Stock had no stated maturity date. Holders of Preferred Stock had the right to vote on all matters voted on by holders of common stock. During the years ended December 31, 2009, 2008 and 2007, the Company issued no shares of Preferred Stock.

Note 14—Stockholders' Equity

  Common Stock

        As of December 31, 2009, there were 30,108,023 shares of common stock issued and outstanding. The Company is authorized to issue 100,000,000 shares of common stock, par value $0.01.

        At formation, the Company issued an aggregate of 3,750,000 shares of common stock, par value $0.01 per share, in equal portions to a subsidiary of Carrizo and to Rocky Mountain Gas Inc., a former subsidiary of U.S. Energy, in exchange for the contribution of interests in approximately 81,000 gross (40,000 net) acres, including proved producing properties and undeveloped leaseholds, valued at $15.0 million. The 1,875,000 shares held by Rocky Mountain Gas were transferred to its affiliates, U.S. Energy and Crested Corp., in May 2005. The Company issued an additional 1,250,000 shares of common stock at formation to CSFB in exchange for a cash contribution of $5.0 million minus offering costs of $113,000. On November 18, 2005, the Company issued an additional 750,000 shares of common stock to CSFB in connection with the exercise of Series B warrants. On November 30, 2005, Gary W. Uhland, the Company's former President, exercised options to acquire 50,000 shares of its common stock and the Company received $167,000.

        In April 2006, the Company completed a private placement, exempt from registration under the Securities Act, of 12,835,230 shares of common stock to qualified institutional buyers, non-U.S. persons and accredited investors at a price of $11.00 per share (gross proceeds of $141.2 million), or $10.23 per share net of the initial purchaser's discount and placement fee. The gross proceeds were used to pay $11.3 million in placement fees and offering costs, $53.6 million for the redemption of all outstanding shares of Series A Redeemable Preferred Stock and all unpaid accrued dividends, $27.0 million for the acquisition of undeveloped assets in the Green River Basin, $16.3 million for the repurchase of 1,593,783 shares of common stock from CSFB and the Company's former President, and $33.0 million for future capital expenditures and general corporate purposes.

        In May 2007, the Company completed an initial public offering of an aggregate of 3,750,000 shares of common stock at a price per share of $9.00, or $8.37 net of underwriters' discounts and commissions. In June 2007, the underwriters partially exercised their over-allotment option to purchase 258,614 shares of the Company's common stock from certain selling stockholders. The Company received proceeds of approximately $29.5 million from its initial public offering, net of underwriters'

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 14—Stockholders' Equity (Continued)

discount and commissions and additional out of pocket offering costs of approximately $1.9 million. The proceeds were used to pay down the $7.0 million outstanding under the credit agreement and for capital expenditures, infrastructure development and general corporate purposes.

Note 15—Commitments and Contingencies

  Operating Lease

        Upon purchase of the building in August 2005, Pinnacle was assigned the lease agreements for existing tenants in the building. The leases expire from January 2010 to January 2013. Future minimum lease income under noncancelable operating leases is as follows:

Year Ending December 31,
2010	$105,000
2011	60,000
2012	44,000
2013	44,000

Total minimum lease payments	$253,000

  Gas Gathering Contracts

        The Company has entered into gas gathering and compression agreements with service providers in order to compress and transport its gas to the point of sale. Compression agreements and gathering agreements are based on a fee per Mcf either compressed or gathered. The Company accounts for these fees as a marketing and transportation expense. The Company does not pay or charge marketing fees associated with the movement and sale of natural gas.

  Employment Agreements

        The Company entered into new employment agreements with the Chief Executive Officer (Mr. Schoonmaker) and Chief Financial Officer (Mr. Barnes) on July 20, 2007, effective January 1, 2007. The initial term of these agreements is one year and the agreements will automatically renew for additional one-year terms unless either party gives 60 days prior written notice. Under Mr. Schoonmaker's employment agreement, he is entitled to an initial base salary of $250,000, subject to annual adjustment, and an annual bonus of up to 1.0 times his then current base salary, payable in cash or in stock. Under Mr. Barnes' employment agreement, he is entitled to an initial base salary of $200,000, subject to annual adjustment, and an annual bonus of up to 0.75 times his then current base salary, payable in cash or in stock.

        If either executive's employment is terminated by the Company without cause or by either executive for good reason, the executive will be entitled to severance benefits which will include a lump sum payment equal to the sum of (i) 1.0 times his annual base salary plus (ii) 18.0 times the monthly health savings account contribution last made by the Company for his benefit, and the payment of a pro-rated bonus. Additionally, if either executive's employment is terminated by the Company without cause or by either executive for good reason or due to retirement, in each case within one year following a change of control of the Company, the executive will be entitled to severance benefits which will include a lump sum payment equal to 1.5 times his annual base salary and the payment of a pro-rated bonus. In each case, any and all stock options, restricted stock awards and other equity

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 15—Commitments and Contingencies (Continued)

compensation awards held by the executive will immediately vest and become exercisable. In the event that either executive's employment is terminated within six months preceding or following a change of control due to a non-renewal of his employment agreement by the Company, the executive will be entitled to the same change of control severance benefit described above.

  Litigation

        From time to time, the Company is subject to legal proceedings and claims that arise in the ordinary course of its business. In addition, like other natural gas and oil producers and marketers, the Company's operations are subject to extensive and rapidly changing federal and state environmental, health and safety and other laws and regulations governing air emissions, wastewater discharges, and solid and hazardous waste management activities. As a result, it is extremely difficult to reasonably quantify future environmental and regulatory related expenditures.

        The following represent legal actions in which the Company is involved. No assurance can be given that these legal actions will be resolved in the Company's favor. However, the Company's management believes, based on its experiences to date, that these matters will not have a material adverse impact on the Company's business, financial position or results of operations.

        The Company, together with the State of Montana, the Montana Department of Environmental Quality, the Montana Board of Oil and Gas Conservation and the Department of Natural Resources, were named as defendants in a lawsuit (Civil Cause No. DV-05-27) filed on May 19, 2005 in the Montana 22nd Judicial District Court, Bighorn County by Diamond Cross Properties, LLC relating to the Coal Creek POD. The plaintiff is a surface owner with properties located in Big Horn County and Rosebud County, Montana where the Company has a lease for approximately 10,300 acres, serves as operator and owns a working interest in the minerals under lease. The plaintiff sought to permanently enjoin the State of Montana and its administrative bodies from issuing licenses or permits, or authorizing the removal of ground water from under the plaintiff's ranch. In addition, the plaintiff further sought to preliminarily and permanently enjoin the Company on the basis that the Company's operations lacked adequate safeguards required under the Montana state constitution. On August 25, 2005, the district judge issued an order denying without prejudice the application for temporary restraining order and preliminary injunction requested by the plaintiff. The case was appealed by the plaintiff to the Montana Supreme Court. On November 16, 2005, the Montana Supreme Court issued an order that denied enjoining the Coal Creek POD, and subsequently, the Montana Supreme Court remanded the case back to the district court for a decision on the merits.

        The Company, together with the defendants above, were also named as defendants in a related lawsuit (Civil Cause No. DV-05-70) filed on September 21, 2005 in the Montana 22nd Judicial District Court, Bighorn County by Diamond Cross Properties, LLC relating to the Dietz POD. The plaintiff sought similar relief as in the Coal Creek POD suit. The two cases were combined.

        On July 14, 2008, the district court issued a summary judgment order in the combined case, and the order was subsequently entered as a judgment on August 15, 2008. As a result, the Company has continued its operations in the two project areas. To date, there has been no appeal by the plaintiff.

        In April and September 2005, the U.S. Bureau of Land Management in Miles City, Montana issued suspensions of operations for the majority of our federal leases in Montana. The suspensions were issued based upon a court order issued on April 5, 2005 by the U.S. District Court of Montana that required the BLM to complete a Supplemental Environmental Impact Statement (SEIS) to address

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 15—Commitments and Contingencies (Continued)

phased development of coal bed natural gas. The U.S. Ninth Circuit Court of Appeals also issued an order on May 31, 2005 which enjoined the BLM from approving coal bed natural gas production projects in the Powder River Basin of Montana. Both of these actions placed limitations on lease development until completion of the SEIS.

        The 2005 injunction was lifted by the Ninth Circuit Court of Appeals on October 29, 2007. The record of decision (ROD) for the SEIS was signed by the BLM on December 30, 2008 and went into effect on January 14, 2009. The Suspension of Operations and Production for the suspended leases was terminated effective February 1, 2009. The Company has received letters from the BLM with amended lease terms of the affected leases. Leases that were suspended have been placed back into an active lease status with the primary term increasing for approximately three to five years based on the time period the leases were in suspension.

        On July 6, 2009, we filed suit (Cause No. DV09-35) against Big Sky Energy LLC and Quaneco L.L.C., in the Twenty-Second Judicial District Court, Big Horn County, Montana alleging claims for breach of contract, breach of implied covenant of good faith and fair dealing, tortious interference with business, tortious interference with contractual relations and slander of title. We are amending the complaint to add a foreclosure action against Big Sky Energy LLC's and Quaneco L.L.C.'s collective interest in the developed properties in Montana for non payment of invoices in the amount of $298,689.

        We had previously filed suit (Cause DV-07-02) against Quaneco L.L.C. in the Twenty-Second Judicial District Court, Big Horn County, Montana for breach of contract and foreclosure of liens to collect $3,717,046 for joint interest bills that remained unpaid for over two years through September 19, 2007. A Settlement Agreement and Release of All Claims including payment of the $ 3,717,046 to us by Quaneco L.L.C. was reached on October 19, 2007.

        We will continue to vigorously pursue payment of the amounts owed including interest and attorney's fees along with foreclosure proceedings and any other rights and remedies available to us pursuant to the Joint Operating Agreement dated June 23, 2003, as amended.

        The Company was named as a defendant in litigation brought by RLI Insurance Company (Civil Cause No. 09-CV-157-J) filed in United States District Court for the District of Wyoming on July 6, 2009. The complaint alleges that the Company failed to provide $1,439,360 in additional collateral requested by plaintiff to secure certain bonds issued by plaintiff on behalf of the Company. Plaintiff seeks the additional bond collateral plus attorney's fees and costs. On March 18, 2010, Pinnacle Gas Resources, Inc. and RLI Insurance Company entered into a Tolling Agreement. The agreement stipulates that the parties agree to drop all claims and counter claims in the litigation captioned RLI Insurance Company v. Pinnacle Gas Resources, Inc., Case No. 09-CV-157-J (D. Wyo.), without prejudice. The agreement further stipulates that each party will extend the period within which either party may institute a claim, counterclaim, action or proceeding up to and including June 16, 2010. The agreement also obligates The Company to continue to solicit market quotes for the purpose of replacing all bonds or bonding relationships which exist between the Company and RLI Insurance Company.

        We are aware of two purported class action lawsuits related to the Merger and Merger Agreement (please see Note 19) filed against some or all of the following: Thomas McGonagle, Peter Schoonmaker, Robert Cabes, Jeffery Gunst, Sylvester Johnson, F. Gardner Parker, Susan Schnabel, Pinnacle Gas Resources, Inc., DLJ Merchant Banking Partners III, L.P., Powder Holdings, LLC and

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 15—Commitments and Contingencies (Continued)

Powder Acquisition Co. The lawsuits and dates of filing are as follows: Pennsylvania Avenue Fund, et al. v. Thomas McGonagle, et al., No. 5313-CC (filed March 5, 2010); and Harry Gordon, et al. v. Pinnacle Gas Resources, Inc., et al., No. 5325-CC (filed March 10, 2010). On March 24, 2010, the Delaware Court of Chancery entered an order consolidating the two actions under the caption in re Pinnacle Gas shareholder litigation C.A. No.—5313-CC (Del Ch.) and appointing co-lead counsel.

        The Complaints are substantially similar and allege, among other things, that the Merger would be the product of a flawed process and that the consideration to be paid to our stockholders in the Merger would be unfair and inadequate. The Complaints further allege, among other things, that our officers and directors breached their fiduciary duties by, among other things, taking actions designed to deter higher offers from other potential acquirers and failing to maximize the value of Pinnacle to its stockholders. In addition, the lawsuits allege that DLJ, as a controlling stockholder of Pinnacle, violated fiduciary duties to Pinnacle stock holders. These lawsuits seek, among other relief, injunctive relief from joining the transaction and costs of the action, including reasonable attorney's fees. We believe that these lawsuits are without merit and intend to vigorously defend against them.

  Regulations

        The Company's oil and gas operations are subject to various federal, state and local laws and regulations. The Company could incur significant expense to comply with the new or existing laws and non-compliance could have a material adverse effect on the Company's operations.

  Environmental

        The Company produces significant amounts of water from its wells. If future wells produce water of a lesser quality than allowed under state laws or if water is produced at rates greater than the Company can dispose of, the Company could incur additional costs to dispose of the water.

Note 16—Major Customers

        The following is a table summarizing the percentage of sales made to each purchaser that accounted for over 10% of the Company's gas sales for the years ended December 31, 2009, 2008 and 2007. The loss of any of these customers could have a material adverse effect on the Company's operations.

	December 31,
	2009	2008	2007
Enserco	45%	46%	58%
United Energy Trading	55%	54%	36%
Cantera	—	—	5%
Other	—	—	1%

	100%	100%	100%

Note 17—Fair Value of Financial Instruments

        The carrying values of the Company's cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities, and revenue distributions payable represent the fair value due to the short-term nature of the accounts. Total long-term debt at December 31, 2009 and 2008, with a carrying value of approximately $743,000 and $763,000, respectively, is estimated to approximate fair value as the terms are comparable to current market terms.

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 18—Quarterly Financial Data (Unaudited)

        The following is a summary of the unaudited quarterly financial data for the years ended December 31, 2009 and 2008 (in thousands, except per share data):

	Three Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Year ended December 31, 2009:
Revenues	$4,222	$3,659	$3,725	$3,364
Cost of revenue and expenses	(22,392)	(10,504)	(39,656)	(5,643)
Net loss	(17,510)	(9,459)	(38,962)	(2,821)
Basic loss per share	(0.60)	(0.32)	(1.31)	(0.09)
Diluted net loss per share	(0.60)	(0.32)	(1.31)	(0.09)

	Three Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008
Year ended December 31, 2008:
Revenues	$5,567	$6,898	$6,409	$5,404
Cost of revenue and expenses	(6,888)	(8,919)	(7,601)	(27,193)
Net income (loss)	(5,648)	(3,874)	8,939	(21,154)
Basic net income (loss) per share	(0.19)	(0.13)	0.31	(0.72)
Diluted net income (loss) per share	(0.19)	(0.13)	0.30	(0.72)

Note 19—Subsequent Events

  Credit Agreement

        On January 13, 2010, the Company entered into a Seventh Amendment and Waiver to Credit Agreement ("Waiver Agreement") with the lenders party thereto. The Waiver Agreement provided that the lenders would waive (i) the Company's compliance with certain restrictions based on the current ratio in the Credit Agreement, (ii) certain requirements of the Company pertaining to the aging of certain accounts payable, and (iii) certain restrictions regarding the amount of liens of the Company. Default remedies available to the lenders under the Credit Agreement include acceleration of all principal and interest amounts due under the Credit Agreement. The Waiver Agreement extends the waiver period for these items until the earlier of June 15, 2010 and the date of any default arising out of a breach or non-compliance with the Credit Agreement not expressly waived in the Waiver Agreement or a breach of the Waiver Agreement.

        In addition, the Waiver Agreement amends the definition of "Final Maturity Date" under the Credit Agreement to the earlier of (i) June 15, 2010 or (ii) the date that is thirty days following the earlier of (A) the date the merger is withdrawn or terminated in whole or in part or (B) the date that the lenders have been advised that the merger will not proceed.

  Merger Agreement

        On February 23, 2010, Pinnacle Gas Resources, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Powder Holdings, LLC, a Delaware limited

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 19—Subsequent Events (Continued)

liability company ("Powder"), and Powder Acquisition Co., a Delaware corporation and a direct, wholly owned subsidiary of Powder ("Merger Sub"). Powder is controlled by an investor group led by Scotia Waterous (USA) Inc. and includes certain members of the Company's management team.

        The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Company, with the Company continuing as the surviving corporation (the "Merger").

        Subject to the terms and conditions of the Merger Agreement, at the effective time and as a result of the Merger, each outstanding share of common stock, par value $.01 per share, of the Company (other than shares as to which appraisal rights are properly exercised under Delaware law and shares owned by the Company, Powder, Merger Sub or their respective subsidiaries) will be converted into the right to receive a cash amount of $0.34 per share (the "Merger Consideration"). In addition, at the effective time of the Merger, (a) each outstanding and unexercised stock option and stock appreciation right will be cancelled and the holder of such option or stock appreciation right will receive a single lump sum cash payment equal to the product of: (i) the excess, if any, of the Merger Consideration over the exercise price or base price, as applicable, per share subject to such option or right, multiplied by (ii) the total number of shares of common stock subject to such option or right and (b) each outstanding restricted stock award, whether or not then vested, will be cancelled and the holder of such restricted stock award will receive a single lump sum cash payment equal to the product of (i) the Merger Consideration, multiplied by (ii) the total number of shares of common stock subject to such award.

        The obligations of the parties to consummate the Merger are subject to the satisfaction or waiver of certain closing conditions, including (a) approval of the Merger by the holders of not less than a majority of the Company's common stock, excluding common stock held by DLJ Merchant Banking Partners III, L.P. and affiliated investment funds (collectively, "DLJ") or the Company's chief executive officer or chief financial officer, which condition cannot be waived by the parties (the "Stockholder Approval"), and (b) the absence of any injunction, restraint or prohibition on the completion of the Merger. Each party's obligation to close the Merger is also subject to the accuracy of certain representations and warranties of, and compliance with certain covenants by, the parties to the Merger Agreement, in each case as set forth in the Merger Agreement. In addition, Powder and Merger Sub's obligations to complete the Merger are subject to certain additional conditions, including: (i) the absence of any material adverse effect on the Company; (ii) the Company obtaining a waiver from the lenders under its credit agreement, for a period of 60 days following the effective time of the Merger, of the change of control event resulting from the Merger; and (iii) DLJ contributing all of its shares of common stock of the Company to Powder in exchange for ownership interests therein in accordance with the terms of a contribution agreement among Powder, DLJ and Scotia Waterous (USA), Inc., in each case, as set forth in the Merger Agreement. The Company, Powder and Merger Sub have made customary representations and warranties in the Merger Agreement.

        The Merger Agreement contains certain termination rights for both the Company and Powder, including in the event the Merger is not consummated by August 23, 2010 or Stockholder Approval has not been obtained on or before such date. The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, the Company may be required to pay Powder a termination fee of $1,000,000 (which is reduced to $500,000 under certain circumstances)

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 19—Subsequent Events (Continued)

and reimbursement of Powder's out-of-pocket fees and expenses of up to $600,000 in connection with the Merger Agreement

  Litigation

        On March 18, 2010, Pinnacle Gas Resources, Inc. and RLI Insurance Company entered into a Tolling Agreement. The agreement stipulates that the parties agree to drop all claims and counter claims in the litigation captioned RLI Insurance Company v. Pinnacle Gas Resources, Inc., Case No. 09-CV-157-J (D. Wyo.), without prejudice. The agreement further stipulates that each party will extend the period within which either party may institute a claim, counterclaim, action or proceeding up to and including June 16, 2010. The agreement also obligates the Company to continue to solicit market quotes for the purpose of replacing all bonds or bonding relationships which exist between the Company and RLI Insurance Company.

        On March 5, 2010, the Company along with its Board of Directors was named as defendant in a class action suit brought by Pennsylvania Avenue Funds and Tony Jasinski, individually and on behalf of the public shareholders of Pinnacle Gas Resources, Inc. (Civil Case No. 5313-CC) filed in the Court of Chancery of the State of Delaware. The complaint alleges that the defendants breached their fiduciary duties and will cause irreparable harm to plaintiffs by entering into the Agreement and Plan of Merger dated February 23, 2010 between Pinnacle Gas Resources, Inc. and Powder Holdings, LLC. The complaint seeks to enjoin Pinnacle from consummating the proposed merger and seeks unspecified compensation for damages and/or legal fees.

        On March 10, 2010, the Company along with its Board of Directors was named as defendant in a class action suit brought individually by Harry Gordon and Kevin Appleby and on behalf of the public shareholders of Pinnacle Gas Resources, Inc. (Civil Case No. 5325-CC) filed in the Court of Chancery of the State of Delaware. The complaint alleges that the defendants breached their fiduciary duties and will cause irreparable harm to plaintiffs by entering into the Agreement and Plan of Merger dated February 23, 2010 between Pinnacle Gas Resources, Inc. and Powder Holdings, LLC. The complaint seeks to enjoin Pinnacle from consummating the proposed merger and seeks unspecified compensation for damages and/or legal fees. On March 24, 2010, the Delaware Court of Chancery entered an order consolidating the two actions under the caption in re Pinnacle Gas shareholder litigation C.A. No.—5313-CC (Del Ch.) and appointing co-lead counsel.

  NASDAQ Delisting

        On March 16, 2010, The NASDAQ Stock Market notified the Company of its failure to comply with Listing Rule 5450(a)(1). This rule subjects a company's stock to delisting on the NASDAQ exchange if its stock price closes below $1 over the previous 30 consecutive business days and then, after notification, fails to regain compliance within the subsequent 180 days. Accordingly, unless the Company appeals this determination, the trading of the Company's stock will be suspended at the opening of business on March 25, 2010. The Company filed an appeal, pursuant to NASDAQ listing rule series 5800 on March 22, 2010. If the NASDAQ Compliance Panel approves the Company's plan to regain compliance, the Panel could grant the Company an additional 180 days to regain compliance with Listing Rule 5450(a)(1).

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 20—Supplemental Oil and Gas Information

  Estimated Proved Oil and Gas Reserves (Unaudited)

        Proved oil and gas reserves are estimated quantities of crude oil, natural gas and natural gas liquids that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. There are uncertainties inherent in estimating quantities of proved oil and gas reserves, projecting future production rates, and timing of development expenditures. Accordingly, reserve estimates often differ from the quantities of oil and gas that are ultimately recovered.

        All of the Company's proved reserves are located in the United States. The following information about the Company's proved and proved developed oil and gas reserves was developed from reserve reports prepared by independent reserve engineers:

Natural Gas (Mcf)
Proved reserves as of December 31, 2006	20,288,526
Purchases of reserves in place	—
Extension, discoveries and other additions	7,673,024
Revisions of previous estimates(1)	1,147,906
Production	(3,388,792)

Proved reserves as of December 31, 2007	25,720,664
Purchases of reserves in place	95,300
Extension, discoveries and other additions	9,161,500
Revisions of previous estimates(1)	(3,388,139)
Production	(3,869,925)

Proved reserves as of December 31, 2008	27,719,400
Purchases of reserves in place	—
Sale of reserves in place	(205,467)
Extension, discoveries and other additions	4,002,315
Revisions of previous estimates(1)	(13,787,824)
Production	(2,774,615)

Proved reserves as of December 31, 2009	14,953,809

Proved developed reserves as of December 31, 2007	10,457,663
Proved developed reserves as of December 31, 2008	15,412,429
Proved developed reserves as of December 31, 2009	11,280,919

(1)
The revision in 2009 is primarily due to the price decrease on December 31, 2009 to approximately $3.04, based on the first day of the month, twelve month average Rocky Mountain CIG Index price, from the December 31, 2008 Rocky Mountain CIG Index price of $4.61. The revision in 2008 is primarily due to the price decrease on December 31, 2008 to $4.61, based on the Rocky Mountain CIG Index, from the December 31, 2007 price of $6.04. The revision in 2007 is primarily due to the price

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 20—Supplemental Oil and Gas Information (Continued)

  increase from December 31, 2006 of $4.46, based on the Rocky Mountain CIG Index, to the December 31, 2007 price of $6.04.

  Aggregate Capitalized Costs

        Aggregate capitalized costs relating to the Company's oil and gas producing activities, and related accumulated depreciation, depletion, amortization and ceiling write-down are as follows:

	December 31,
	2009	2008
	(In thousands)
Proved oil and gas properties	$143,524	$103,038
Unproved oil and gas properties	48,700	86,827

Total	192,224	189,865
Less accumulated depreciation, depletion, amortization and impairment	(134,047)	(68,516)

Net capitalized costs	$58,177	$121,349

  Costs Incurred in Oil and Gas Producing Activities

        Costs incurred in connection with the Company's oil and gas acquisition, exploration and development activities are as follows:

	December 31,
	2009	2008	2007
	(In thousands)
Property acquisition costs
Proved	$1,213	$2,197	$1,357
Unproved	(2,691)	2,206	1,146

Total property acquisition costs	(1,478)	4,403	2,503
Exploration costs	1,861	1,186	2,579
Development costs	2,439	22,154	16,124
Asset retirement costs	(464)	399	239

Total costs	$2,358	$28,142	$21,445

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 20—Supplemental Oil and Gas Information (Continued)

  Oil and Gas Operations

        Aggregate results of operations in connection with the Company's gas producing activities are shown below:

	December 31,
	2009	2008	2007
	(In thousands)
Revenues	$8,328	$22,441	$13,141
Production costs and taxes	8,342	13,085	9,582
Impairment of oil and gas properties	60,927	21,521	18,225
Depletion	4,603	8,061	5,518
Accretion of asset retirement obligations	172	248	208

Results of operations from producing activities (excluding corporate overhead and interest costs)	$(65,716)	$(20,474)	$(20,392)

Depletion per MCF equivalent	$1.61	$2.08	$1.63

  Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves (Unaudited)

        Future gas sales and production and development costs have been estimated using prices and costs in effect at the end of the period indicated, except in those instances where the sale of natural gas is covered by contracts, as required by certain accounting provisions or in the instance of pricing for the year ended December 31, 2009, where the first day of the month, twelve month average price is required. These provisions require that net cash flow amounts be discounted at 10%. This information does not represent the fair market value of the Company's proved oil and gas reserves.

	December 31,
	2009	2008	2007
	(In thousands)
Future cash inflows	$29,975	$105,385	$123,380
Future production costs	(15,821)	(41,764)	(42,388)
Future development costs	(2,537)	(16,352)	(15,952)
Future income tax expense	—	(669)	(5,236)

Future cash flows	11,617	46,600	59,804
10% annual discount for estimated timing on cash flows	(4,020)	(14,435)	(21,245)

Standardized measure of discounted future cash flows	$7,597	$32,105	$38,559

        The following table presents the average year-end market gas price used to compute future cash inflows for each period:

	December 31,
	2009	2008	2007
Weighted average gas price per Mcf	$3.035	$4.605	$6.040

PINNACLE GAS RESOURCES, INC.

Notes to Financial Statements (Continued)

Note 20—Supplemental Oil and Gas Information (Continued)

        Future production and development costs are computed by estimating the expenditures to be incurred in developing and producing the Company's proved oil and gas reserves at December 31, 2009, 2008 and 2007 assuming continuation of existing economic conditions.

        The following reconciles the change in the standardized measure of discounted future net cash flow:

	December 31,
	2009	2008	2007
	(In thousands)
Beginning of period	$32,105	$38,559	$22,384
Net change from purchases of minerals in place	—	100	—
Net change in sales and transfer prices, net of production costs	(43,332)	(16,775)	8,391
Revision of previous quantity estimates	(2,911)	(7,928)	13,166
Extensions, discoveries and other additions	4,732	9,997	—
Sales of oil and gas, net of production costs	82	(9,355)	(3,559)
Development cost incurred, previously estimated	—	(400)	(3,021)
Net change in income taxes	669	4,566	(2,286)
Changes in future development costs	12,975	8,961	951
Accretion of discount	3,277	4,380	2,533

End of period	$7,597	$32,105	$38,559

        Future income tax expenses are computed by applying the appropriate period-end statutory tax rates to the future pretax net cash flow relating to the Company's proved oil and gas reserves, less the tax basis of the related properties. The future income tax expenses do not give effect to tax credits, allowances, or the impact of general and administrative costs of ongoing operations relating to the Company's proved gas reserves.

ITEM 9    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

        None.

ITEM 9A    CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

        As required by Rule 13a-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company carried out an evaluation under the supervision and with the participation of the Company's management, including the Chief Executive Officer and Chief Financial Officer, of the effectiveness of the Company's disclosure controls and procedures as of December 31, 2009. In designing and evaluating the Company's disclosure controls and procedures, the Company and its management recognize that there are inherent limitations to the effectiveness of any system of disclosure controls and procedures, including the possibility of human error and the circumvention or overriding of the controls and procedures. Accordingly, even effective disclosure controls and procedures can only provide reasonable assurance of achieving their desired control objectives. Additionally, in evaluating and implementing possible controls and procedures, the Company's management was required to apply its reasonable judgment. Based upon the required evaluation, the Chief Executive Officer and the Chief Financial Officer concluded that as of December 31, 2009, the Company's disclosure controls and procedures were effective at the reasonable assurance level to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, and to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is accumulated and communicated to its management, including the Company's Chief Executive Officer and Chief Financial Officer as appropriate, to allow timely decisions regarding required disclosure, within the time periods specified in the Securities and Exchange Commission's rules and forms.

Internal Control over Financial Reporting

        The Company's principal executive officer and principal financial officer are responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting is defined in Rule 13a-15(f) or 15d-15(f) promulgated under the Exchange Act as a process designed by, or under the supervision of, the Company's principal executive and principal financial officers and effected by the Company's board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

  (i)
  pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company;

  (ii)
  provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and

  (iii)
  provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

        In accordance with Item 308 of Regulation S-K, management is required to provide an annual report regarding internal controls over our financial reporting. This report, which includes management's assessment of the effectiveness of our internal controls over financial reporting, follows below.

        The Company's management assessed the effectiveness of its internal control over financial reporting as of December 31, 2009. In making this assessment, the Company's management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control-Integrated Framework.

        Based on the Company's assessment, management believes that, as of December 31, 2009, the Company's internal control over financial reporting is effective based on those criteria.

        This annual report does not include an attestation report of the Company's registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to temporary rules of the SEC that permit a Company to provide only management's report in this annual report.

        There were no changes in the Company's internal controls over financial reporting or in other factors during the fourth quarter of 2009 that have materially affected or are reasonably likely to materially affect its internal controls over financial reporting. The certifications of the general partner's CEO and CFO, required under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, have been included as exhibits to this report on Form 10-K.

ITEM 9B    OTHER INFORMATION

        None.

PART III

ITEM 10.    DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

        Set forth below are the names of the persons continuing to be directors on the Board of Directors of the Company.

INCUMBENT DIRECTORS—CLASS I
Terms Expiring in 2010

Name	Age	Position	Director Since
Jeffrey P. Gunst	33	Director	2003
Thomas G. McGonagle	50	Director	2007
Peter G. Schoonmaker	51	Chief Executive Officer, President and Director	2006

INCUMBENT DIRECTORS—CLASS II
Terms Expiring in 2011

Name	Age	Position	Director Since
Robert L. Cabes, Jr.	40	Director	2003
Sylvester P. Johnson, IV	54	Director	2003

INCUMBENT DIRECTORS—CLASS III
Terms Expiring in 2012

Name	Age	Position	Director Since
F. Gardner Parker	68	Director	2003
Susan C. Schnabel	48	Director	2005

        The members of the Company's Board of Director's have not collectively or individually been involved in any legal proceedings that are material to an evaluation of their ability or integrity. The principal occupations and employment of the continuing directors are set forth below:

        Jeffrey P. Gunst.    Mr. Gunst has served as a director since our inception in June 2003. Mr. Gunst serves as a Principal at Avista Capital Holdings, L.P., a private equity firm focused on investments in the energy, media and healthcare sectors, where he has worked since its inception in July 2005. Mr. Gunst previously worked with Global Energy Partners, or GEP, a specialty group within Credit Suisse's asset management business that made investments in energy companies, beginning in 2001. Mr. Gunst currently serves as a director of Celtique Energie Limited, Peregrine Oil and Gas II, Spartan Offshore Holdings, Hansa Hydrocarbons, Royal Offshore, and ACP II Marcellus. From 1999 until joining GEP, Mr. Gunst was an investment banker for Credit Suisse and Donaldson, Lufkin and Jenrette where he worked primarily on energy transactions. Mr. Gunst received a B.B.A. and B.S. from Southern Methodist University. Mr. Gunst was selected to serve on the Company's Board of Directors based on his experience with the energy industry and investment markets.

        Thomas G. McGonagle.    Mr. McGonagle became a director in August 2007 and was elected Chairman of our Board of Directors in March 2009. From April 2007 to December 2008, Mr. McGonagle was Senior Vice President—Corporate Development at MacDermid, Incorporated, a specialty chemical company (formerly listed on NYSE: MRD). From 2003 until joining MacDermid,

Mr. McGonagle was Senior Vice President and Chief Financial Officer at Vistar Corporation, a national food distribution company. From 2001 to 2003, Mr. McGonagle was Managing Director and Co-Head of the US Merchant Banking Group at Babcock & Brown LP in New York. From 1987 until joining Babcock & Brown, Mr. McGonagle was Managing Director of the Financial Sponsors Group of Donaldson, Lufkin & Jenrette / Credit Suisse. In this role, Mr. McGonagle was involved in numerous principal investment transactions, debt and equity securities offerings, and mergers and acquisitions across many different industries. Mr. McGonagle is also a director of Consolidated Container Company LLC, located in Atlanta, Georgia. Mr. McGonagle received a B.A. in Economics from Dartmouth College and a M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College. Mr. McGonagle was selected to serve on the Board based on his extensive management experience and experience with investment transactions, securities offerings, and mergers and acquisitions.

        F. Gardner Parker.    Mr. Parker has served as a director since our inception in June 2003. Mr. Parker has served as a Trust Manager with Camden Property Trust, a real estate investment trust, since 1998 and as a director since 1993. Mr. Parker also serves on the Board of Directors of Carrizo, Sharps Compliance Corp. and Hercules Offshore, Inc. Mr. Parker serves on the Board of Directors of the following private companies: Gillman Automobile Dealerships, Net Near U Communications, Camp Longhorn, Inc. and Sherwood Healthcare Inc. In addition, Mr. Parker serves as Chairman of Norton Ditto Inc. Mr. Parker also worked with Ernst & Ernst (now Ernst &Young LLP) for 14 years, for seven of which he served as a partner. Mr. Parker received a B.B.A. from The University of Texas. Mr. Parker is also Chairman of the Board of Triangle Petroleum and is Board certified by the National Association of Corporate Directors. Mr. Parker was selected to serve on the Board based on his strong background in accounting and energy companies, as well as his extensive service as a board member.

        Susan C. Schnabel.    Ms. Schnabel has served as a director since July 2005. Ms. Schnabel has served as a Managing Director with and partner in DLJ Merchant Banking Partners, the leveraged corporate private equity platform of Credit Suisse's asset management business, since 1998. She joined Donaldson, Lufkin and Jenrette's Investment Banking Division in 1990. In 1997, she left Donaldson, Lufkin and Jenrette's Investment Banking Division to serve as Chief Financial Officer of PETsMART, a high growth specialty retailer of pet products and supplies, and joined DLJ Merchant Banking in her present capacity in 1998. Ms. Schnabel is also a director of DeCrane Aircraft Holdings, Inc., Target Media Partners, Specialized Technology Resources, Total Safety, U.S., Luxury Optical Holdings, Inc., Frontier Drilling, Laramie Energy II, LLC and Enduring Resources, LLC. Ms. Schnabel received a B.S. from Cornell University and an M.B.A. from Harvard Business School. Ms. Schnabel was selected to serve on the Board based on her background in complex financial transactions and financial management as well as her significant board service to other companies.

        Peter G. Schoonmaker.    Mr. Schoonmaker has served as Pinnacle's Chief Executive Officer since Pinnacle's inception in June 2003, and as President and a director since February 2006. Mr. Schoonmaker has over 20 years of experience in the acquisition, exploration and development of coalbed methane properties as well as conventional oil and gas properties. From 1980 to 1985 Mr. Schoonmaker was an independent landman for various oil and gas companies and operated a land management company in Denver, Colorado. From 1985 to 1995 he served as President, owner and operator of a land and agricultural company based in Colorado and Wyoming. In 1995, Mr. Schoonmaker joined U.S. Energy, a publicly held mining and energy company, as a land manager and also became Executive Vice President and a director of Yellowstone Fuels Corporation, a subsidiary of U.S. Energy. In November 1999, U.S. Energy formed Rocky Mountain Gas, a coal bed natural gas company. He served as President, Chief Operating Officer and was a director of Rocky Mountain Gas from its inception until June 23, 2003. Mr. Schoonmaker was selected to serve on the Board based on his extensive background in oil and gas transactions in the Rocky Mountain Region and his management skills.

        Robert L. Cabes, Jr.    Mr. Cabes has served as a director since Pinnacle's inception in June 2003. Mr. Cabes has been Partner of Avista Capital Holdings, L.P., a private equity firm focused on investments in the energy, healthcare and media sectors since 2005. From April 2001 to June 2005, Mr. Cabes served as a Principal of Global Energy Partners, or GEP, a specialty group within Credit Suisse's asset management business that made investments in energy companies. Mr. Cabes is based in Houston, Texas and currently serves as a director of ACP II Marcellus, Hansa Hydrocarbons, Royal Offshore, Celtique Energie, Geokinetics, Laramie Energy, Manti Exploration and Spartan Offshore Drilling. He previously served as a Director of Copano Energy, Medicine Bow Energy and MedServe. Prior to joining GEP, Mr. Cabes was with Credit Suisse's and Donaldson, Lufkin and Jenrette's Investment Banking Division (prior to its acquisition by Credit Suisse in 2000) where he worked on debt and equity securities underwriting and mergers and acquisitions for energy companies. Before joining Donaldson, Lufkin and Jenrette, Mr. Cabes spent six years with Prudential Securities in its energy corporate finance group in Houston and New York. Mr. Cabes holds a B.B.A. from Southern Methodist University and is a CFA charterholder. Mr. Cabes was selected to serve on the Board based on his experience in the energy industry and financial markets.

        Sylvester P. Johnson, IV.    Mr. Johnson has served as a director since Pinnacle's inception in June 2003. Mr. Johnson has served as President, Chief Executive Officer and a director of Carrizo since December 1993. Prior to December 1993, he worked for Shell Oil Company for 15 years. His managerial positions included Operations Superintendent, Manager of Planning and Finance and Manager of Development Engineering. Mr. Johnson serves as a director of Basic Energy Services, Inc. Mr. Johnson is a Registered Petroleum Engineer and has a B.S. in Mechanical Engineering from the University of Colorado. Mr. Johnson was selected to serve on the Board based on his experience in the energy industry as well as his engineering background as a Registered Petroleum Engineer with a degree in Mechanical Engineering.

2009 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Steven A. Webster(2)	$—	$5,000	$—	$5,000
Robert L. Cabes, Jr.	—	38,500	—	38,500
Jeffrey P. Gunst	—	27,500	—	27,500
Sylvester P. Johnson, IV(3)	—	36,500	—	36,500
F. Gardner Parker	—	53,500	—	53,500
Susan C. Schnabel(4)	—	40,000	—	40,000
Thomas G. McGonagle	—	85,500	—	85,500
Peter G. Schoonmaker(5)	—	—	—	—

(1)
Each non-employee director was granted restricted stock in lieu of cash payments for Board services.

(2)
Mr. Webster resigned from the board of directors, effective March 23, 2009.

(3)
All cash and equity compensation earned by Mr. Johnson for his service as a director goes directly to CCBM, Inc.

(4)
All cash and equity compensation earned by Ms. Schnabel for her service as a director goes directly to DLJ Merchant Banking III.

(5)
Mr. Schoonmaker is our President and Chief Executive Officer and receives no compensation for serving as a director.

        All non-employee directors received an annual fee of $20,000 in 2009. In addition, the Board chairman and chairman of each of the following committees received the following annual fees: Board Chairman—$50,000, Audit Committee—$15,000, Compensation Committee—$5,000, and Nominating and Corporate Governance Committee—$5,000. Non-employee directors received a fee of $1,500 for each board or committee meeting attended in person and a fee of $1,000 for attendance at a board or committee meeting held telephonically. Each non-employee director was granted restricted stock in lieu of cash compensation. The number of shares granted to each director is determined by dividing the aggregate amount of cash compensation owed to such director on a quarterly basis by an amount equal to the greater of the (i) closing price of the company's common stock on the first day of the last month of the quarter, plus 5% of such price, rounded up to the nearest cent, or (ii) the average of the closing stock price of the company's common stock during the five consecutive business days preceding the first day of the last month of the quarter, plus 5% of such price, rounded up to the nearest cent. The Board of Directors expects that cash compensation to non-employee directors will remain the same in 2010, and has not yet authorized 2010 equity grants to directors.

        Employee directors do not receive compensation for service on our board or committees. Pursuant to company policy, all directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the board or committees and for other reasonable expenses incurred in connection with service on the board and any committees.

        Each director will be fully indemnified by us for actions associated with being a member of our board to the extent permitted under Delaware law as provided in our second amended and restated certificate of incorporation, our amended and restated bylaws and the indemnification agreements by and between us and each of our directors.

        On October 13, 2009 a special committee of independent directors was formed for the purpose of evaluating certain merger related activities. The special committee is authorized and empowered to negotiate the Scotia merger proposal and any competing proposals received. The special committee is also authorized to retain independent legal and financial advisors and has been provided sufficient funds, by the company, for such expenses. The special committee is authorized and empowered to accept or reject any proposals or the terms of any proposed transactions. The chairman of the special committee will receive a $50,000 fee upon completion of a transaction. Each non-employee director received a fee of $1,500 for each committee meeting attended in person and $1,000 for attendance telephonically.

MANAGEMENT

Executive Officers

        Our executive officers are appointed by our Board of Directors and serve at their discretion. None of our executive officers and directors are related. Set forth below is information regarding our current executive officers:

Name	Age	Position
Peter G. Schoonmaker	51	Chief Executive Officer and President
Ronald T. Barnes	50	Chief Financial Officer, Senior Vice President and Secretary

        Peter G. Schoonmaker.    Mr. Schoonmaker has served as Pinnacle's Chief Executive Officer since Pinnacle's inception in June 2003, and as President and a director since February 2006. Mr. Schoonmaker has over 20 years of experience in the acquisition, exploration and development of coalbed methane properties as well as conventional oil and gas properties. From 1980 to 1985 Mr. Schoonmaker was an independent landman for various oil and gas companies and operated a land management company in Denver, Colorado. From 1985 to 1995 he served as President, owner and operator of a land and agricultural company based in Colorado and Wyoming. In 1995, Mr. Schoonmaker joined U.S. Energy, a publicly held mining and energy company, as a land manager and also became Executive Vice President and a director of Yellowstone Fuels Corporation, a subsidiary of U.S. Energy. In November 1999, U.S. Energy formed Rocky Mountain Gas, a coalbed natural gas company. He served as President, Chief Operating Officer and was a director of Rocky Mountain Gas from its inception until June 23, 2003.

        Ronald T. Barnes.    Mr. Barnes has served as our Chief Financial Officer and Senior Vice President since December 2005 and our Secretary since February 2006 and since joining Pinnacle in January 2004, has also served as our Vice President—Finance and our Controller. Mr. Barnes has 28 years of experience in public accounting and industry related to all aspects of the upstream sector of oil and gas acquisition, exploration, development and production. Prior to joining Pinnacle, Mr. Barnes worked for EnCana Oil and Gas (USA), Inc. from 2002 through January, 2004 as lead controller and was responsible for all accounting aspects of U.S. operations. From 1988 through 2002, Mr. Barnes held various positions with JN Exploration and Production LP, including most recently serving as Controller and Vice President of Marketing of JN Exploration and Production where he managed the accounting and marketing for the acquisition, drilling and production of properties in 17 states and the Outer Continental Shelf of the Gulf of Mexico. From 1983 through 1988, Mr. Barnes held various positions with Raymond T. Duncan Oil Properties and from 1981 through 1983, he worked for a major public accounting firm. Mr. Barnes is a member of the Council of Petroleum Accountants Societies, the Independent Petroleum Association of Mountain States, the Petroleum Association of Wyoming and the Montana Petroleum Association. Mr. Barnes earned a B.S. in accounting from the University of Wyoming and an M.B.A. from the University of Colorado.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16 of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that all Section 16(a) filing requirements were met during 2009.

Code of Ethics

        The Board of Directors adopted our Code of Ethics that applies to all officers, directors and employees. The Code of Ethics is available on our website at www.pinnaclegas.com. Amendments to, and waivers from, the Code of Ethics will be disclosed at the same website address provided above and in such filings as may be required pursuant to applicable law or listing standards; however, any technical, administrative or other non-substantive amendments to the Code of Ethics may not be posted. Please be aware that the preceding Internet address is for information purposes only and is not intended to be a hyperlink. Accordingly, no information found or provided at that Internet addresses or at our website in general is intended or deemed to be incorporated by reference. We intend to satisfy the disclosure requirement under Item 5.05(c) of Form 8-K regarding certain amendments to, or waivers from a provision of this code of ethics by posting such information on our website at www.pinnaclegas.com under "Corporate Governance."

CORPORATE GOVERNANCE

Board of Directors

        Our Board of Directors currently consists of seven directors: three Class I directors with terms expiring in 2010, two Class II directors with terms expiring in 2011, and two Class III directors with terms expiring in 2012. There is no family relationship between any director and any other director or executive officer.

Board of Directors and Committee Meetings and Attendance

        The Board of Directors has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Hedging Committee. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors. Copies of these charters are available on our website at www.pinnaclegas.com. Please note that the preceding Internet address is for information purposes only and is not intended to be a hyperlink. Accordingly, no information found or provided at that Internet address or at our website in general is intended or deemed to be incorporated by reference herein.

        The Board of Directors held six meetings during the year ended December 31, 2009. Each director attended at least 75% of the aggregate of the meetings of the Board of Directors and of the committees, on which he or she served, held during the period for which he or she was a director or committee member, respectively. The following table sets forth the standing committees of the Board of Directors, the number of meetings held by each committee and the membership of each committee during the year ended December 31, 2009. Peter G. Schoonmaker and Thomas G. McGonagle attended the 2009 Annual Meeting of the Stockholders.

Name	Audit	Compensation	Nominating and Corporate Governance	Special Committee
Steven A. Webster(1)
Robert L. Cabes, Jr.		Chair		X
Jeffery P. Gunst				X
Sylvester P. Johnson, IV	X	X	X
Thomas G. McGonagle(2)	X		X	Chair
F. Gardner Parker	Chair	X
Susan C. Schnabel		X	Chair
Peter G. Schoonmaker
Number of Meetings held in 2009	4	4	1	3

(1)
Mr. Webster resigned from the Board of Directors, effective March 23, 2009.

(2)
Mr. McGonagle was elected Chairman of the Board on March 24, 2009.

Audit Committee

  Membership

        Our Audit Committee currently consists of F. Gardner Parker (Chairman), Sylvester P. Johnson, IV and Thomas G. McGonagle. The Board of Directors annually reviews the definition of independence for Audit Committee members and has determined that all current members of our Audit Committee are independent (as independence is currently defined by NASDAQ listing requirements and SEC rules). In addition, the Board of Directors has determined that Mr. Parker is an audit committee financial expert (as defined by SEC rules). The principal duties of the Audit Committee include the following:

  •
  to oversee and review our accounting and financial reporting processes and the audits and integrity of our financial statements;

  •
  to oversee our compliance with legal and regulatory requirements;

  •
  to engage and evaluate the qualifications and independence of our independent auditor; and

  •
  to review our procedures for internal auditing and the adequacy of our internal accounting controls.

Report of the Audit Committee

        The Audit Committee assists the Board of Directors in its oversight of the Company's financial reporting process. The Audit Committee's responsibilities are more fully described in its charter, which is accessible through the Company's website at www.pinnaclegas.com.

        Management has the primary responsibility for the preparation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent auditor, Ehrhardt Keefe Steiner & Hottman PC, is responsible for performing an independent audit of the financial statements and expressing an opinion thereon.

        In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2009 with the Company's management, and has discussed with Ehrhardt Keefe Steiner & Hottman PC the matters that are required to be discussed by the Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees. In addition, Ehrhardt Keefe Steiner & Hottman PC has provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Ehrhardt Keefe Steiner & Hottman PC its independence.

        Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
F. Gardner Parker, Chairman Sylvester P. Johnson, IV Thomas G. McGonagle

Compensation Committee

  Membership

        Our Compensation Committee currently consists of Robert L. Cabes, Jr. (Chairman), Sylvester P. Johnson, IV, F. Gardner Parker and Susan C. Schnabel, each of whom is an independent director (as independence is currently defined by NASDAQ listing requirements). This Form 10-K includes the report of our Compensation Committee and the Compensation Discussion & Analysis, which focuses on executive compensation. The principal duties of the Compensation Committee include the following:

  •
  to administer our stock plans and incentive compensation plans, including our Stock Incentive Plan, and in this capacity, make all option grants or awards to our directors and employees under such plans;

  •
  to make recommendations to the Board of Directors with respect to the compensation of our Chief Executive Officer and our other executive officers; and

  •
  to establish compensation and employee benefit policies.

Nominating and Corporate Governance Committee

  Membership

        Our Nominating and Corporate Governance Committee currently consists of Susan C. Schnabel (Chairperson), Sylvester P. Johnson, IV, and Thomas G. McGonagle, each of whom is an independent director (as independence is currently defined by NASDAQ listing requirements). The principal duties of the Nominating and Corporate Governance Committee include the following:

  •
  to identify, recruit, evaluate and recommend individuals for election to the Board of Directors and the committees thereof as well as to fill any vacancies, consistent with criteria approved by the Board of Directors;

  •
  to develop a policy with regard to the consideration of any director candidates recommended by stockholders of the Company and the procedures to be followed by such stockholders in making such recommendations;

  •
  to develop and oversee the Company's policies and procedures regarding compliance with applicable laws and regulations relating to the honest and ethical conduct of the Company's directors, officers and employees, which shall include oversight of the Company's Code of Ethics and its Corporate Governance Guidelines (as well as the sole responsibility for granting any waivers thereunder); and

  •
  to oversee the evaluations of the Board of Directors, the committees of the Board of Directors and management.

Director Nomination Procedures

        All director nominees will be evaluated and recommended for nomination by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for reviewing with the Board of Directors the selection criteria for director nominees and the appropriate skills and characteristics required of Board members in the context of the then current composition of the Board of Directors. The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate. The Nominating and Corporate Governance Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating and Corporate Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:

  •
  the candidate's exact name, age, principal occupation, business address and telephone number and residence addresses and telephone number, the number of shares (if any) of each class of stock of the Company owned directly or indirectly by such person and all other information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor regulation thereto (including the candidate's written acceptance of such nomination, consent to being named in the proxy statement as a nominee and statement of intention to serve as a director if elected);

  •
  the name and address of the stockholder, the stockholder's principal occupation, business address and telephone number and residence address and telephone number, the class and number of shares of the Company which are held of record or beneficially owned by him and the dates upon which the stockholder acquired such shares of stock and documentary support for any claims of beneficial ownership; and

  •
  a description of all arrangements or understandings between the stockholder giving the notice and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder.

The stockholder recommendation and information described above must be sent to the Corporate Secretary at 1 E. Alger, Sheridan, Wyoming 82801, Attention: Secretary, not less than 120 days in advance of the first anniversary of the date of the Company's proxy statement for the previous year's annual meeting of stockholders or, if the date of the annual meeting of stockholders has changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, the notice must be received by the Company not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the date on which public announcement of the date of such meeting is first made.

        The Nominating and Corporate Governance Committee believes that the minimum qualifications for serving as a director are that a nominee demonstrate he or she (1) has business and/or professional knowledge and experience that will benefit the Company, its business and the goals and perspectives of its stockholders, (2) is well regarded in the community, with a long-term reputation for honesty and integrity, (3) has good common sense and judgment, (4) has a positive record of accomplishment in present and prior positions, (5) will set high expectations for management, and (6) has the time, energy, interest and willingness to become involved in the Company and its future.

Corporate Governance Guidelines and Practices

        We are committed to good corporate governance practices and as such we have adopted formal Corporate Governance Guidelines. A copy of the Corporate Governance Guidelines may be found at our website at www.pinnaclegas.com. Please note that the preceding Internet address is for information purposes only and is not intended to be a hyperlink. Accordingly, no information found or provided at that Internet address or at our website in general is intended or deemed to be incorporated by reference herein.

ITEM 11.    EXECUTIVE COMPENSATION

        The following discussion and analysis of compensation arrangements of the named executive officers of the Company should be read together with the compensation tables and related disclosures set forth below.

Compensation Committee Report

        The Compensation Committee of our Board of Directors has reviewed and discussed with management the following Compensation Discussion and Analysis section. Based on its review and discussions with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this form 10-K relating to the 2009 Annual Meeting of Stockholders.

The Compensation Committee:
Robert L. Cabes, Jr., Chairman Sylvester P. Johnson, IV F. Gardner Parker Susan C. Schnabel

Compensation Discussion and Analysis

  Introduction

        Our named executive officers for the fiscal year ended December 31, 2009 were (1) Peter G. Schoonmaker, our Chief Executive Officer and President, and (2) Ronald T. Barnes, our Chief Financial Officer, Senior Vice President and Secretary. We did not have any other executive officers during this period.

        We first discuss our compensation policies and objectives as it relates to our named executive officers, including the elements of our compensation program and certain policies regarding stock ownership, tax deduction limits, recoupment of compensation and employment agreements. We then discuss the manner in which we determine the compensation of our named executive officers and our decisions regarding their compensation for 2009.

  Compensation Policies and Objectives

        Overall Policies and Objectives.    Our overall policy with respect to executive compensation has been to provide levels and types of compensation that attract and retain highly qualified executive officers and align their interests with those of our stockholders. We believe this policy is best accomplished by linking portions of their compensation with specific business and strategic objectives and our overall business and financial performance. Accordingly, our policy is to pay our executive officers a competitive compensation package that includes a significant incentive compensation component in addition to base salary. In addition, it is our policy to pay incentive compensation in both cash and equity consideration that is tied to both our short- and long-term performance. During 2009, short- and long-term incentive compensation could have potentially accounted for approximately 55.2% and 47.6% of Messrs. Schoonmaker's and Barnes' total compensation, respectively, although no payments were actually made under our short-term incentive compensation plan (the Management Incentive Plan), as described below. Long-term incentive compensation (in the form of grants of restricted stock that vest in one-third increments on the first, second and third anniversaries of the date of grant) accounted for approximately 12.1% and 11.9% of Messrs. Schoonmaker's and Barnes' total compensation during 2009, respectively (based on the grant date fair value of their restricted stock awards).

        Elements of Compensation.    We seek to achieve the compensation objectives for our named executive officers through compensation packages that consist of four principal elements:

  •
  a base salary;

  •
  a potential performance-based cash bonus;

  •
  long-term equity incentive awards, which in 2009 consisted of grants of restricted stock and stock appreciation rights; and

  •
  limited perquisites and other benefits.

These elements, taken together, promote the objectives described above and constitute a flexible and balanced approach to determining the total compensation of our named executive officers. For example, the performance-based cash bonus for 2009 was tied to our achievement of certain objective and subjective goals over a period of one year, while the ultimate value of the restricted stock will largely depend upon our overall performance over a multi-year period.

        We consider long-term equity incentive compensation to be an important element of our compensation program for our executive officers. We believe that meaningful equity participation by each executive officer motivates and rewards the creation and preservation of long-term stockholder value. This belief is reflected in the aggregate awards of stock options and restricted stock that have been made to our executive officers since our formation.

        Stock Ownership Policy.    We do not currently have any policies, requirements or guidelines relating to the level of ownership of our common stock by our directors or executive officers or to the hedging of the economic risk of such ownership. As of December 31, 2009, Messrs. Schoonmaker and Barnes owned 38,400 and 21,000 shares of our common stock, respectively, held options to purchase another 232,500 and 202,500 shares of our common stock, respectively, held stock appreciation rights of 35,000 and 29,000, respectively, and held 100,000 and 74,000 shares of restricted common stock, respectively, subject to vesting requirements. On a fully diluted basis, Messrs. Schoonmaker and Barnes held approximately 1.3% and 1.0%, respectively, of our issued and outstanding common stock as of December 31, 2009.

        Policy with Respect to $1 Million Deduction Limit.    Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1 million paid for any fiscal year to the corporation's chief executive officer and up to three other executive officers whose compensation must be included in this Form 10-K because they are the most highly compensated executive officers. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. Since our initial public offering in 2007, the Compensation Committee has considered this deduction limit, but salaries and other compensation awards to our named executive officers have not exceeded this limit.

        Policy Regarding Recoupment of Compensation.    If we are required to restate our financial statements due to material non-compliance with financial reporting requirements under securities laws as a result of misconduct by an executive officer, applicable law permits us to recover incentive compensation from that executive officer (including profits realized from the sale of our common stock). In this event, our Board of Directors would exercise its business judgment to determine what action it believes is appropriate. Action may include recovery or cancellation of any bonus or incentive payments made to an executive on the basis of performance targets having been achieved if the Board determines that such recovery or cancellation is appropriate due to intentional misconduct by the executive officer that resulted in performance targets being achieved (or appearing to be achieved) that would not have been achieved (or appeared to have been achieved) absent such misconduct.

        Employment Agreements.    We enter into employment agreements with senior executive officers, including our named executive officers, when the Compensation Committee determines that an employment agreement is desirable in order to obtain a measure of assurance regarding the executive's continued employment, or when the Compensation Committee determines that such an agreement may be necessary and appropriate to attract an executive in light of market conditions, the executive's experience and the company's practices with respect to other similarly situated officers.

  Determination of Executive Compensation

        Responsibilities of the Compensation Committee.    The Compensation Committee determines compensation with respect to our named executive officers. The Compensation Committee's responsibilities include:

  •
  evaluating and/or developing compensation policies applicable to executive officers of the company;

  •
  reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our named executive officers;

  •
  evaluating at least once a year the performance of our named executive officers in light of these established goals and objectives;

  •
  based on this evaluation, determining and approving the compensation of our named executive officers, including salary, bonus, incentive and equity compensation; and

  •
  periodically reviewing compensation paid to non-employee directors and recommending to the board any adjustments.

        Role of the Executive Officers in Determining Executive Compensation.    Our Compensation Committee determines the compensation for our named executive officers, although the full Board of Directors has input into their subjective performance evaluations. Mr. Schoonmaker has no role in determining his own compensation. As our Chief Executive Officer and President and a director, Mr. Schoonmaker evaluates the performance of Mr. Barnes, and the Compensation Committee considers Mr. Schoonmaker's evaluation when determining Mr. Barnes' compensation. Mr. Barnes has no role in determining his own compensation or that of Mr. Schoonmaker.

        Use of Outside Consultants.    During 2009, the Compensation Committee retained an outside compensation consultant, A G Ferguson & Associates, Inc., to assist the Compensation Committee in making compensation decisions. Among other things, the compensation consultant reviewed the base salaries, bonuses and equity awards of executives at several similarly-sized publicly traded companies in the oil and gas industry. These companies were NGAS Resources, Inc., TXCO Resources Inc., GeoMet, Inc., Warren Resources, Inc., Double Eagle Petroleum Co., Cano Petroleum, Inc., Infinity Energy Resources, Inc., Kodiak Oil & Gas Corp., Crimson Exploration, Gasco Energy Inc. and American Oil & Gas Inc. The Compensation Committee did not set the 2009 compensation of our named executive officers within a specified percentile range of the compensation paid by the comparable companies, and there were no specified guidelines for the use of the data provided by the compensation consultant. Rather, the Compensation Committee used the information regarding the compensation paid by comparable public companies in a general manner to help define competitive levels of base salary, bonus and equity compensation compared to companies with similar profiles. Although the Compensation Committee considered the comparative data carefully, it did not consider such data to be determinative because it believes that a subjective evaluation of the performance of our named executive officers should be paramount.

  2009 Executive Compensation

        Base Salary.    Generally, base salaries are determined according to the following factors: the individual's experience level, the scope and complexity of the position held, and the annual performance of the individual. Messrs. Schoonmaker's and Barnes' initial base salaries for 2009 were set at $250,000 and $200,000, respectively. Messrs. Schoonmaker's and Barnes' initial base salaries for 2008 were unchanged from their base salaries during 2007 due to the pendent merger with Quest Resource Corporation, which did not ultimately occur. In November, 2008, in light of the challenging economic and operating environment faced by the company, Messrs. Schoonmaker and Barnes voluntarily reduced their base salaries to $200,000 and $170,000, respectively.

        For 2009, the base salaries of Messrs. Schoonmaker and Barnes remained unchanged from their reduced levels in November 2008 at $200,000 and $170,000, respectively.

        Performance-Based Bonus.    During 2009, we approved a Management Incentive Plan, or MIP. The MIP was intended to provide annual incentive compensation for our key executives that was tied to the achievement of critical strategic, operating and financial goals and objectives. Each of Messrs. Schoonmaker and Barnes was assigned performance measures that would affect the amounts paid under the MIP. Each performance measure included a range of levels of achievement. The objective performance measures for the MIP are set forth in the table below.

Performance Metric	Threshold	Target	Maximum
Annual gross general and administrative costs($)	5.0	4.2	3.4
Annual transportation and compression costs($)	4.6	3.8	3.0
Lease operating expenses ($/well/month)	1,440	1,200	960

        For each of Messrs. Schoonmaker and Barnes, the objective factors listed in the table above were given a relative weight of 10% in the overall annual bonus calculation. Other than with respect to these objective factors, no quantitative performance targets were established for either Mr. Schoonmaker or Barnes.

        Under the MIP, Mr. Schoonmaker's annual bonus was also tied to the following subjective performance measures: investor relations (relative weight—10%) and board communication (relative weight—10%). In addition, a portion of Mr. Schoonmaker's annual bonus was tied to Mr. Barnes' overall success in achieving his goals and objectives for 2009 (relative weight—20%). Finally, a portion of Mr. Schoonmaker's annual bonus was based on a subjective evaluation by the Compensation Committee, with input from the Board of Directors, of the degree to which he had successfully fulfilled the primary duties and responsibilities of his position (relative weight—30%). The "target" bonus for Mr. Schoonmaker under the MIP was 0.5 times his annual base salary of $250,000, or $125,000. If Mr. Schoonmaker had achieved the minimum level of performance for every performance measure, he would have received no bonus for 2009. If Mr. Schoonmaker had achieved the highest level of performance for every performance measure, he would have received an annual bonus equal to 1.0 times his 2009 annual base salary, or $250,000, the maximum amount to which he is potentially entitled under his employment agreement.

        Under the MIP, Mr. Barnes' annual bonus was also tied to the following subjective performance measures: investor relations (relative weight—10%), capital financing (relative weight—10%), timely reporting (relative weight—10%) and cash management (relative weight—10%). In addition, a portion of Mr. Barnes' annual bonus was based on a subjective evaluation by the Compensation Committee, with input from the Board of Directors, of the degree to which he had successfully fulfilled the primary duties and responsibilities of his position (relative weight—30%). The "target" bonus for Mr. Barnes under the MIP was 0.375 times his annual base salary of $200,000, or $75,000. If Mr. Barnes had achieved the minimum level of performance for every performance measure, he would have received no bonus for 2009. If Mr. Barnes had achieved the highest level of performance for every performance measure, he would have received an annual bonus equal to 0.75 times his 2009 annual base salary, or $150,000, the maximum amount to which he is potentially entitled under his employment agreement.

        As described above, the performance measures under the MIP included both objective and subjective measures and represented the factors deemed most important by the Compensation Committee and the most likely to result in the creation of long-term stockholder value. We believe that the use of objective performance measures provides an element of transparency and accountability with respect to the annual bonuses paid to our executive officers, while the use of subjective performance measures allows us to be proactive in rewarding the initiative and contributions of each individual officer.

        With respect to the objective performance measures, the threshold, target and maximum performance levels were determined in connection with a detailed review by the Compensation Committee of our 2009 budget and represented aggressive targets for operational and financial performance by us during 2009. When performing the subjective evaluations of the individual performances of Messrs. Schoonmaker and Barnes, the Compensation Committee considered, among other things, their success in implementing an efficient and effective management reporting regime, their ability to interact with investors and regulatory agencies in a positive and productive manner, including through making accurate and timely regulatory filings, their contributions to our culture of teamwork, open communication, integrity and safety, and their ability to quickly adjust to a very challenging operating environment. Due to difficult economic conditions during 2009 in our operating region and the broader U.S. economy, the drastic reduction in natural gas prices during the same period and our reduced 2009 capital expenditure budget, the Compensation Committee along with the executive officers, suspended any payment under the MIP.

        The Compensation Committee has not yet adopted a management incentive plan for 2010.

        Equity Incentive Awards.    We have a Stock Incentive Plan pursuant to which equity awards, including stock options and restricted stock, may be granted to employees, directors and consultants. The Stock Incentive Plan is designed to motivate all of our employees, including our named executive officers, to assist us in achieving a high level of long-term performance and to tie the compensation of grant recipients to long-term stockholder value. The Compensation Committee administers the Stock Incentive Plan.

        Historically, we have used stock options and restricted stock to attract new employees and to increase the stake of our existing employees, including our executive officers, in our long-term success. As such, we periodically evaluate the equity position of our executive officers and determine if increasing that position would be appropriate. Due to the favorable tax consequences to the grant recipient, our stock option grants have historically been intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code. We have awarded all stock options to purchase our common stock at or above the fair market value of our common stock on the grant date. Options are granted only at regularly scheduled meetings of the Compensation Committee and/or the Board of Directors, and have exercise prices equal to the closing market price of shares of our common stock on the date of the meeting. There were no options granted during 2009.

        We have adopted a stock incentive plan authorizing the grant of Stock Appreciation Rights ("SARs"). A SAR confers on the participant a right to receive, upon exercise, the excess of the fair market value of a share of Common Stock on the date of the exercise over $1.00. Such excess shall be paid in cash or common stock or a combination thereof to the participant. Messrs. Schoonmaker and Barnes were granted 35,000 and 29,000 SARs, respectively, in 2009. These SARs vest 33.33%, 33.33%, and 33.34% on the first, second, and third anniversary of the grant date.

        In 2009, Messrs. Schoonmaker and Barnes were granted 35,000 and 29,000 restricted shares of our common stock, respectively, under our Stock Incentive Plan. These grants were made in order to continue to incentivize our executive officers over the long term, and they will vest in one-third increments on the first, second and third anniversary of the date of grant. In addition, the review of equity compensation awarded to executive officers at several similarly-sized publicly traded companies in the oil and gas industry prepared by the compensation consultant indicated that many of these companies continued to provide their executives with significant equity compensation. Although the Compensation Committee did not establish a formal percentile range or other benchmark, the Compensation Committee felt that in light of our objective to provide our executives with a competitive compensation package, an additional grant of equity compensation to each of Messrs. Schoonmaker and Barnes was appropriate. The Compensation Committee believed that grants of restricted stock during 2009 would provide better incentives for our executive officers to both enhance and protect stockholder value. In addition, the issuance of restricted stock requires fewer shares, and thus less dilution, compared to delivering similar value in options to the award recipient. The significant continuing compensation expense associated with our out-of-the-money options has also contributed to the Compensation Committee's decision to favor restricted stock over options at this time.

        Perquisites and Other Benefits.    Messrs. Schoonmaker and Barnes receive no perquisites or benefits that are not generally available on a non-discriminatory basis to all employees. During 2009, for all employees, including Messrs. Schoonmaker and Barnes, we paid a portion of health, life and accidental death & disability insurance premiums, made health savings account contributions and matched their contributions to our 401(k) plan (up to 4% of their base salary).

  Payments in Connection with a Change of Control or Termination

        We entered into employment agreements with Messrs. Schoonmaker and Barnes on July 20, 2007, effective January 1, 2007. The initial term of these agreements was one year, with automatic renewals for additional one-year terms unless either party gives 60 days prior written notice. Under Mr. Schoonmaker's employment agreement, he is entitled to an initial base salary of $250,000, subject to annual adjustment, and an annual bonus of up to 1.0 times his then current base salary, payable in cash or in stock. Under Mr. Barnes' employment agreement, he is entitled to an initial base salary of $200,000, subject to annual adjustment, and an annual bonus of up to 0.75 times his then current base salary, payable in cash or in stock.

        If either executive's employment is terminated by us without cause or by either executive for good reason, the executive will be entitled to severance benefits which will include a lump sum payment equal to the sum of (i) 1.0 times his annual base salary plus (ii) 18.0 times the monthly health savings account contribution last made by us for his benefit, and the payment of a pro-rated bonus. Additionally, if either executive's employment is terminated by us without cause or by either executive for good reason or due to retirement, in each case within one year following a change of control of us, the executive will be entitled to severance benefits which will include a lump sum payment equal to 1.5 times his annual base salary and the payment of a pro-rated bonus. In each case, any and all stock options, restricted stock awards and other equity compensation awards held by the executive will immediately vest and become exercisable. In the event that either executive's employment is terminated within six months preceding or following a change of control due to a non-renewal of his employment agreement by us, the executive will be entitled to the same change of control severance benefits described above.

EXECUTIVE COMPENSATION

2009 Summary Compensation Table

        The following table's sets forth the aggregate compensation earned by or awarded or paid to our named executive officers for each of the last three completed fiscal years.

Name and Principal Position	Year	Salary(1)	Stock Awards(2)	Option Awards(2)	Non-Equity Incentive Plan Compensation		All Other Compensation(6)	Total
Peter G. Schoonmaker	2009	$200,000	$14,350	$13,300	$—	(3)	$—	$227,650
Chief Executive Officer, President	2008	244,672	84,700	—	—	(4)	—	329,372
and Director	2007	250,000	209,400	—	125,000	(5)	—	584,400
Ronald T. Barnes	2009	$170,000	$11,890	$11,020	$—	(3)	$—	$192,910
Chief Financial Officer, Senior	2008	196,803	60,500	—	—	(4)	—	257,303
Vice President and Secretary	2007	200,000	139,600	—	75,000	(5)	—	414,600

(1)
Messrs. Schoonmaker's and Barnes' initial base salaries for 2008 were $250,000 and $200,000, respectively. In November 2008, in light of the challenging economic and operating environment faced by the company and the company's efforts to reduce costs, Messrs. Schoonmaker and Barnes voluntarily reduced their base salaries to $200,000 and $170,000, respectively, for 2009 going forward.

(2)
On June 1, 2009, Messrs. Schoonmaker and Barnes were issued 35,000 and 29,000 shares of restricted stock, respectively and 35,000 and 29,000 stock appreciation rights, respectively. These shares and rights will vest one-third each on the first, second and third anniversary of the grant date. On August 25, 2008, Messrs. Schoonmaker and Barnes were issued 35,000 and 25,000 shares of restricted stock, respectively. These shares will vest 33.34%, 33.33% and 33.33% on the first, second and third anniversary of the grant date. On July 20, 2007, Messrs. Schoonmaker and Barnes were issued 30,000 and 20,000 shares of restricted stock, respectively. These shares will vest 33.34%, 33.33% and 33.33% on the third, fourth and fifth anniversary of the grant date. For discussion of assumptions made in the valuation of these awards, please see Note 1—Stock-Based Compensation and Note 12 in the notes to the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Valuation of restrictive stock awards is based on the weighted average grant date fair value of the shares vested for the respective year.

(3)
Pursuant to the 2009 Management Incentive Plan.

(4)
Pursuant to the 2008 Management Incentive Plan.

(5)
Pursuant to the 2007 Management Incentive Plan.

(6)
Messrs. Schoonmaker and Barnes received no perquisites or benefits not made generally available on a non-discriminatory basis to all employees.

Grants of Plan-Based Awards During 2009

        The following table sets forth the plan-based grants made to our named executive officers during 2009.

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)					All Other Stock Awards: Number of Shares of Stock (#)(2)
							Grant Date Fair Value of Stock Awards ($)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)
Peter G. Schoonmaker			$—	$125,000	$250,000
	June 1, 2009	(3)				35,000	$13,300
	June 1, 2009	(4)				35,000	$14,350
Ronald T. Barnes			$—	$75,000	$150,000
	June 1, 2009	(3)				29,000	$11,020
	June 1, 2009	(4)				29,000	$11,890

(1)
Pursuant to the 2009 Management Incentive Plan.

(2)
Pursuant to the Stock Incentive Plan.

(3)
Grant date volume and value of stock appreciation rights issued June 1, 2009.

(4)
Grant date volume and value of restricted stock issued June 1, 2009.

  Employment Agreements

        We entered into employment agreements with Messrs. Schoonmaker and Barnes on July 20, 2007, effective January 1, 2007. The initial term of these agreements was one year, with automatic renewals for additional one-year terms unless either party gives 60 days prior written notice. Under Mr. Schoonmaker's employment agreement, he is entitled to an initial base salary of $250,000, subject to annual adjustment, and an annual bonus of up to 1.0 times his then current base salary, payable in cash or in stock. Under Mr. Barnes' employment agreement, he is entitled to an initial base salary of $200,000, subject to annual adjustment, and an annual bonus of up to 0.75 times his then current base salary, payable in cash or in stock. The termination of these agreements under certain circumstances will trigger termination payments or benefits payable by us. Please see "—Potential Payments upon Termination or Change of Control," below

  Incentive Plan Awards

        For a discussion of the performance metrics under our 2009 Management Incentive Plan, please see "Compensation Discussion and Analysis—2009 Executive Compensation—Performance-Based Bonus," above. Notwithstanding the contributions made by Messrs. Schoonmaker and Barnes during 2009, as part of our overall efforts to reduce costs in light of the decreased natural gas prices during 2009, and in the operating challenges inherent in the development of higher-cost properties such as the coal bed methane properties owned by us, the Compensation Committee determined to pay no cash bonus to Messrs. Schoonmaker and Barnes for 2009. The Compensation Committee has not yet adopted a management incentive plan for 2010.

        The restricted stock granted to Messrs. Schoonmaker and Barnes was granted pursuant to our Stock Incentive Plan. For a discussion of our Stock Incentive Plan, please see "Compensation Discussion and Analysis—2009 Executive Compensation—Equity Incentive Awards," above.

Outstanding Equity Awards at 2009 Fiscal Year-End

        The following table sets forth all outstanding equity awards held by our named executive officers as of December 31, 2009.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)(5)
Peter G. Schoonmaker	82,500	—		$4.00	June 30, 2010	30,000	(2)	$9,900
	30,000	—		$4.00	March 5, 2011	23,331	(3)	7,699
	50,000	—		$4.80	December 9, 2012	35,000	(4)	11,550
	50,000	—		$5.20	January 1, 2013
	20,000	—		$11.00	June 1, 2013
	—	35,000	(1)	$1.00	June 1, 2016
Ronald T. Barnes	25,000	—		$4.00	January 3, 2011	20,000	(2)	$6,600
	50,000	—		$4.80	June 23, 2011	16,665	(3)	5,499
	37,500	—		$4.80	January 3, 2012	29,000	(4)	9,570
	12,500	—		$4.80	December 9, 2012
	50,000	—		$5.20	January 1, 2013
	12,500	—		$5.20	February 16, 2013
	15,000	—		$11.00	June 1, 2013
	—	29,000	(1)	$1.00	June 1, 2016

(1)
Stock Appreciation Rights granted June 1, 2009 and vest in equal one-third increments on the first, second and third anniversaries of the date of grant.

(2)
Shares of restricted stock were granted effective July 20, 2007 and vest in equal one-third increments on the third, fourth and fifth anniversaries of the date of grant.

(3)
Shares of restricted stock were granted effective August 25, 2008 and vest in equal one-third increments on the first, second and third anniversaries of the date of grant.

(4)
Shares of restricted stock were granted effective June 1, 2009 and vest in equal one-third increments on the first, second and third anniversaries of the date of grant.

(5)
Based on the closing price of our common stock of $0.33 on December 31, 2009.

Potential Payments upon Termination or Change-in-Control

        The following table sets forth the potential termination payments due to our named executive officers, assuming the triggering event occurred on December 31, 2009.

Name	Benefit	Termination without Cause or for Good Reason	Termination Following a Change of Control	Termination Due to Death	Termination for Cause or without Good Reason
Peter G. Schoonmaker	Severance	$250,000	$375,000	$125,000	$—
	Prorated bonus(1)	—	—	—	—
	Insurance premiums(2)	11,124	11,124	11,124	—
	Health savings account contributions(2)	4,950	—	—	—
	Acceleration of stock options and restricted stock(3)	29,149	29,149	29,149	—
	Unused vacation(4)	—	—	—	—
Ronald T. Barnes	Severance	200,000	300,000	100,000	—
	Prorated bonus(1)	—	—	—	—
	Insurance premiums(2)	11,124	11,124	11,124	—
	Health savings account contributions(2)	4,950	—	—	—
	Acceleration of stock options and restricted stock(3)	21,669	21,669	21,669	—
	Unused vacation(4)	—	—	—	—

(1)
Estimated based on the executive's 2009 bonus under our 2009 Management Incentive Plan.

(2)
Estimated based on the amount paid during 2009.

(3)
Represents the "in-the-money" value of options that would accelerate and the value of restricted stock that would accelerate, assuming a price per share of $0.33, the closing price of our common stock on December 31, 2009.

(4)
Estimated based on the number of unused vacation days during 2009.

        Messrs. Schoonmaker and Barnes each entered into employment agreements with us on July 20, 2007, effective January 1, 2007. Pursuant to each employment agreement, upon termination of the executive's employment under any circumstances, he would be entitled to payment for accrued but unpaid salary, unused vacation days and unreimbursed business expenses. Upon termination of the executive's employment by us for any reason (including by reason of his disability) other than due to his death or due to an event or circumstance constituting cause, or by the executive with good reason, the executive would be entitled to receive the following additional payments and benefits: (i) a lump-sum payment equal to the sum of 1.0 times his then-current base salary plus 18.0 times the monthly health savings account contribution last made by us for his benefit; (ii) a prorated bonus; (iii) continued group health coverage (including payment of premiums) for him and his spouse and dependents for up to 18 months; (iv) accelerated vesting of any and all stock options, shares of restricted stock and other equity awards held by him; and (v) the potential extension of the period of time during which the stock options held by him may be exercised. If the executive's employment were to be terminated by us for any reason (including by reason of his disability) other than due to his death or due to an event or circumstance constituting cause, or by the executive with good reason or due to his retirement, in each case within one year following a change of control, or if the employment agreement were not to be renewed for any reason other than for cause within six months preceding or following a change of control, the executive would be entitled to receive the same additional payments and benefits as those described in the preceding sentence, except that his lump-sum payment would be equal to 1.5 times his then-current base salary and would not include health savings account contributions.

        For purposes of the employment agreements, "cause" means (i) the executive's conviction of, plea of nolo contendere to or receipt of deferred adjudication with respect to a felony crime, (ii) a violation by the executive of federal or state securities laws, (iii) the executive's commission, in the good faith judgment of our Board of Directors, of an act of sexual or other unlawful harassment or moral turpitude, (iv) a breach by the executive of his fiduciary duties, (v) a breach by the executive of certain provisions of his employment agreement, (vi) the commission by the executive of a material act of fraud upon us, (vii) the material misappropriation by the executive of our funds or other property, (viii) the executive's knowing engagement, without the written approval of our Board of Directors or Compensation Committee, in any material activity that directly competes with our business or that our Board of Directors or Compensation Committee determines in good faith would directly result in a material injury to our business or reputation or (ix) a material breach by the executive of the other provisions of his employment agreement or the willful, material and repeated nonperformance of the executive's duties, in each case after notice and an opportunity to cure.

        For purposes of the employment agreements, "good reason" means (i) a substantial change in the executive's duties that constitutes a material breach by us of the terms of the agreement, the assignment to the executive of duties or responsibilities that are inconsistent with his previous duties and responsibilities or a material diminution or reduction in the executive's duties and responsibilities (excluding in each case an inadvertent action which is promptly cured and, in the case of Mr. Schoonmaker, a change in his title or responsibilities, provided that he continues to manage our assets and operations), (ii) a material breach by us of the agreement, (iii) a purported termination otherwise than as expressly permitted pursuant to the agreement or (iv) any failure by us to obtain the assumption of the agreement by a successor.

        For purposes of the employment agreements, "change of control" means (i) the acquisition by any individual, entity or group of beneficial ownership of 50% or more of either the then outstanding shares of our common stock or the combined voting power of our then outstanding voting securities (subject to certain exceptions), (ii) the approval by our stockholders of a merger, consolidation or similar business combination unless immediately following such transaction substantially all of the holders of our voting securities immediately prior to such transaction beneficially own more than 50% of the common stock of the corporation resulting from such transaction in substantially the same proportions or (iii) the sale or other disposition of all or substantially all of our assets, unless immediately following such transaction substantially all of the holders of our voting securities immediately prior to such disposition beneficially own more than 50% of the common stock of the corporation acquiring such assets in substantially the same proportions.

        In addition, pursuant to the employment agreements, upon the executive's death, his spouse would be entitled to receive the following payments and benefits: (i) a lump-sum payment equal to 0.5 times his then-current base salary; (ii) a prorated bonus; (iii) continued group health coverage (including payment of premiums) for her and her dependents for up to 18 months; (iv) accelerated vesting of any and all stock options, shares of restricted stock and other equity awards held by the executive prior to his death; and (v) the potential extension of the period of time during which the stock options may be exercised.

        If the executive's employment is terminated by us for cause, or if the executive voluntarily resigns or otherwise terminates his employment without good reason (other than in connection with his retirement following a change of control), he would be entitled only to payment for accrued but unpaid salary, unused vacation days and unreimbursed business expenses.

        Under their employment agreements, Messrs. Schoonmaker and Barnes are subject to covenants prohibiting them from (i) disclosing confidential information, (ii) making defamatory statements about us, (iii) soliciting or attempting to solicit business in products or services competitive with ours for a period of two years following the termination of their employment, (iv) competing with us for a period of one year following the termination of their employment or (v) recruiting our employees for a period of two years following the termination of their employment.

Compensation Committee Interlocks and Insider Participation

        Messrs. Cabes (Chairman), Johnson and Parker and Ms. Schnabel serve as the members of our Compensation Committee. The Board of Directors has determined that Messrs. Cabes, Johnson and Parker and Ms. Schnabel are independent directors (as defined by NASDAQ listing standards). None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

ITEM 12.    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth information as of March 26, 2010 concerning the shares of our capital stock beneficially owned by:

  •
  each person known by us to be the beneficial owner of 5% or more of our outstanding common stock;

  •
  each of our directors;

  •
  each of our named executive officers; and

  •
  all directors and executive officers as a group.

        Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of capital stock shown as beneficially owned by them, and their address is c/o Pinnacle Gas Resources, Inc., 1 E. Alger, Sheridan, Wyoming 82801.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(9)	Percent of Class
DLJ Merchant Banking Partners III, L.P. and affiliated funds(1)	9,751,262	32.3%
CCBM, Inc.(2)	2,555,825	8.4
Highview Capital Management, LLC(3)	1,875,503	6.2
Peter G. Schoonmaker(4)	405,900	1.3
Ronald T. Barnes(5)	326,500	1.1
Robert L. Cabes, Jr.	157,442	*
Thomas G. McGonagle(6)	284,281	*
Jeffrey P. Gunst	109,629	*
Sylvester P. Johnson, IV(7)	—	*
F. Gardner Parker	195,337	*
Susan C. Schnabel(8)	—	*
All directors and executive officers as a group (8 persons)	1,479,089	4.9%

*
Less than 1%.

(1)
The reported shares are held by the following funds: (i) DLJ Merchant Banking Partners III, L.P.; (ii) DLJ Offshore Partners III, C.V.; (iii) DLJ Offshore Partners III-1, C.V.; (iv) DLJ Offshore Partners III-2, C.V.; (v) DLJ MB Partners III GmbH & Co. KG; (vi) Millennium Partners II, L.P.; and (vii) MBP III Plan Investors, L.P.; and (viii) DLJ Merchant Banking III, Inc. The reported shares include 151,760 shares of restricted common stock granted to Susan C. Schnabel in her capacity as a director of the Company, which shares have been transferred to DLJ Merchant Banking III, Inc.
  Credit Suisse, a Swiss bank (the "Bank"), owns a majority of the voting stock of Credit Suisse Holdings (USA) Inc., a Delaware corporation, which in turn owns all of the voting stock of Credit Suisse (USA) Inc., a Delaware corporation ("CS-USA"). The entities discussed in the previous paragraph are merchant banking funds managed by indirect subsidiaries of CS-USA and form part of Credit Suisse's asset management business. The ultimate parent company of the Bank is Credit Suisse Group ("CSG"). CSG disclaims beneficial ownership of the reported common stock that is beneficially owned by its direct and indirect subsidiaries.
  All of the DLJ Merchant Banking entities can be contacted at Eleven Madison Avenue, New York, NY 10010-3629, except for the three "Offshore Partners" entities, which can be contacted at John B. Gosiraweg, 14 Willemstad, Curacao, Netherlands Antilles.

(2)
CCBM, Inc. is a wholly owned subsidiary of Carrizo Oil & Gas, Inc. The address of each of Carrizo Oil & Gas Inc. and CCBM, Inc. is 1000 Louisiana Street, Suite 1500, Houston, Texas 77002. The reported shares include the 138,617 shares of restricted common stock granted to Sylvester P. Johnson, IV, all of which have vested.

(3)
Highview Capital Management, LLC has shared voting and dispositive power over the reported shares. Jeffrey Scott Wallace also has shared voting and dispositive power over the reported shares.

(4)
The reported shares include 82,500 and 150,000 shares issuable within 60 days upon exercise of options granted under our 2003 Stock Option Plan and Stock Incentive Plan, respectively. The reported shares also include 35,000 shares issuable within 60 days upon exercise of stock appreciation rights granted under our Stock Incentive Plan along with 100,000 shares of restricted common stock of which 88,331 shares are unvested and will vest between June 1, 2010 and July 20, 2012 or upon a change in control of the ownership of the Company.

(5)
The reported shares include 202,500 shares of common stock issuable within 60 days upon exercise of options granted under our Stock Incentive Plan. The reported shares also include 29,000 shares issuable within 60 days upon exercise of stock appreciation rights granted under our Stock Incentive Plan along with 74,000 shares of restricted common stock of which 65,665 shares are unvested and will vest between June 1, 2010 and July 20, 2012 or upon a change in control of the ownership of the Company.

(6)
The reported shares include 1,500 shares of restricted common stock that were granted effective August 22, 2007 and will vest on August 22, 2010 or upon a change in control of the ownership of the Company.

(7)
Shares granted to Mr. Johnson in his capacity as a director of the company are held for the benefit of, and upon lapse of the restrictions have been transferred to, CCBM, Inc.

(8)
Shares granted to Ms. Schnabel in her capacity as a director of the company are held for the benefit of, and upon lapse of the restrictions have been transferred to, DLJ Merchant Banking III, Inc.

(9)
The number of shares beneficially owned is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the stockholder has sole or shared voting power or investment power and also any shares that the stockholder has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Securities Authorized for Issuance under Equity Compensation Plans

        The following table sets forth information regarding shares of our common stock authorized for issuance under our equity compensation plans as of December 31, 2009:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding	Weighted Average Exercise Price of Outstanding	Number of Securities Remaining Future Issuance
Equity compensation plans approved by stockholders	2,146,272	$2.79	603,728
Equity compensation plans not approved by stockholders	N/A	—	—
Total	2,146,272	$2.79	603,728

ITEM 13.    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

CORPORATE GOVERNANCE

Board of Directors

        Our Board of Directors currently consists of seven directors: three Class I directors with terms expiring in 2010, two Class II directors with terms expiring in 2011, and two Class III directors with terms expiring in 2011. There is no family relationship between any director and any other director or executive officer.

Director Independence

        Our Board of Directors has determined that all of the directors, other than Peter G. Schoonmaker, are independent directors under the NASDAQ listing standards. Our Board of Directors considered all relevant facts and circumstances in determining that none of these directors, other than Mr. Schoonmaker, has any relationship with us or our management that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Among other things, our Board of Directors considered the independence tests listed below. Pursuant to these independence tests, a director may not be deemed to be independent if any of the following relationships exists:

  •
  the director is, or at any time during the last three years was, employed by us;

  •
  the director or any family member of the director has accepted compensation from us in excess of $120,000 during any period of twelve consecutive months during the last three years, other than Board of Directors or committee fees, compensation paid to a family member who is a non-executive employee of us, or benefits under a tax-qualified retirement plan or non-discretionary compensation;

  •
  the director is a family member of a person who is, or at any time during the last three years was, employed by us as an executive officer;

  •
  the director or any family member of the director is a partner in, or a controlling stockholder or executive officer of, any organization to which we made, or from which we received, payments for property or services during the current or last three years that exceeded the greater of 5% of the recipient's consolidated gross revenues for that year or $200,000, other than payments arising solely from investments in our securities or payments under non-discretionary charitable contribution matching programs;

  •
  the director or any family member of the director is employed as an executive officer of another entity where at any time during the last three years any of our executive officers serve on the compensation committee of such other entity; or

  •
  the director or any family member of the director is a current partner of our outside auditor, or the director or any family member of the director was a partner or employee of our outside auditor who worked on our audit at any time during the last three years.

        Our Board of Directors has determined that each of the current members of our Audit, Compensation and Nominating and Corporate Governance Committees is independent under the independence standards applicable to such committees. In accordance with NASDAQ listing standards, each of our Audit, Compensation and Nominating and Corporate Governance Committees were composed entirely of independent directors within one year of our listing on NASDAQ.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Messrs. Cabes and Gunst have in the past provided consulting services to certain DLJ Merchant Banking portfolio companies through arrangements with MB Advisory Partners, LLC, an affiliate of Avista Capital Holdings, L.P., a private equity firm that makes investments in the energy sector. Ms. Schnabel is a Managing Director of DLJ Merchant Banking. As described elsewhere in this Form 10-K, funds affiliated with DLJ Merchant Banking own approximately 32.3% of our common stock. In addition, Mr. Johnson serves as President and Chief Executive Officer and a director of Carrizo, which indirectly owns approximately 8.4% of our common stock. Mr. Parker is also a director of Carrizo. These relationships were considered by our Board of Directors in making its independence determinations, and the Board of Directors determined that none of these relationships would prevent the aforementioned directors from exercising independent judgment in carrying out their responsibilities.

Review, Approval or Ratification of Transactions with Related Persons

        Our Board of Directors is responsible for approving all related party transactions between us and any officer or director that would potentially require disclosure. As of the date of this Form 10-K, the Board of Directors expects that any transactions in which related persons have a direct or indirect interest will be presented to the Board of Directors for review and approval. The Board of Directors has not adopted a written policy regarding related party transactions, but it makes inquiries to management and our auditors regarding any such transactions. We are not aware of any transaction that was required to be reported with the SEC where such policies and procedures either did not require review or were not followed.

ITEM 14.    PRINCIPAL ACCOUNTING FEES AND SERVICES

        The Audit Committee of our Board of Directors has selected Ehrhardt Keefe Steiner & Hottman PC as our independent auditor to audit our financial statements for the fiscal year ending December 31, 2009. Ehrhardt Keefe Steiner & Hottman PC has audited our financial statements since our inception in June 2003.

Fees paid

        The following table presents the fees billed to us by Ehrhardt Keefe Steiner & Hottman PC for professional services rendered to us during 2009 and 2008, by category:

	2009	2008
	(In thousands)
Audit fees	$209	$208
Audit-related fees(1)	5	111
Tax fees(2)	29	33
All other fees(3)	—	70
Total	$243	$422

(1)
Fees in 2008 were primarily related to the failed merger with Quest Resources Corporation.

(2)
Fees were paid for tax return preparation, tax planning, tax research and tax evaluation of business transactions.

(3)
Fees related to assistance with implementation of Sarbanes Oxley requirements.

Audit Committee Pre-Approval Policies

        In order to assure the continued independence of our independent auditor, our Audit Committee has adopted a policy requiring it's pre-approval of all audit and non-audit services performed for us by the independent auditor. Under this policy, the Audit Committee annually pre-approves certain limited, specified recurring services which may be provided by Ehrhardt Keefe Steiner & Hottman PC, subject to maximum dollar limitations. All other engagements for services to be performed by Ehrhardt Keefe Steiner & Hottman PC must be specifically pre-approved by the Audit Committee, or a designated committee member to whom this authority has been delegated.

        The Audit Committee, or a designated member thereof, pre-approved all engagements by us of Ehrhardt Keefe Steiner & Hottman PC during 2009 and 2008, including the terms and fees thereof, and the Audit Committee concluded that all such engagements were compatible with the continued independence of Ehrhardt Keefe Steiner & Hottman PC in serving as our independent auditor.

PART IV

ITEM 15.    EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (a)(1) Financial Statements
  Included in Item 8 of this annual report:

          Report of Independent Registered Public Accounting Firm

          Balance Sheets as of December 31, 2009 and 2008

          Statements of Operations for the years ended December 31, 2009, 2008 and 2007

          Statements of Cash Flows for the years ended December 31, 2009, 2008 and 2007

          Statements of Stockholders' Equity for the years ended December 31, 2009, 2008 and 2007

          Notes to Financial Statements

  (a)(2) Financial Statement Schedules

          None.

  (a)(3) Exhibits

        The following documents are filed as exhibits to this annual report:

Exhibit Number		Description
2.1	—	Amended and Restated Agreement and Plan of Merger, dated as of February 6, 2008, among Quest Resources Corporation, Pinnacle Gas Resources, Inc. and Quest MergerSub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 000-17371) filed by Quest Resource Corporation on February 6, 2008).
3.1	—	Second Amended and Restated Certificate of Incorporation of Pinnacle Gas Resources, Inc. (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1 (File No. 333-133983) filed by Pinnacle Gas Resources, Inc. on May 10, 2006).
3.2	—	Amended and Restated Bylaws of Pinnacle Gas Resources, Inc. (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1 (File No. 333-133983) filed by Pinnacle Gas Resources, Inc. on May 10, 2006)
4.1	—	Amended and Restated Securityholders Agreement, dated February 16, 2006 (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1 (File No. 333-133983) filed by Pinnacle Gas Resources, Inc. on May 10, 2006).
4.2	—	Registration Rights Agreement, dated April 11, 2006 (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-1 (File No. 333-133983) filed by Pinnacle Gas Resources, Inc. on May 10, 2006).
10.1	—	Termination of AMI Agreement, dated April 11, 2006, by and among Pinnacle Gas Resources, Inc., CCBM, Inc., Carrizo Oil & Gas, Inc., U.S. Energy Corp., Crested Corp. and the CSFB Parties (as defined therein) (incorporated by reference to Exhibit 10.1 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-133983) filed by Pinnacle Gas Resources, Inc. on September 15, 2006).

Exhibit Number		Description
10.2	—	Credit Agreement, dated February 12, 2007, by and among Pinnacle Gas Resources, Inc., as Borrower, the Lenders from time to time party thereto and Royal Bank of Scotland plc, individually and as Administrative Agent (incorporated by reference to Exhibit 10.2 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-139556) filed by Pinnacle Gas Resources, Inc. on April 3, 2007).
10.3	—	Letter regarding waiver and amendment of Credit Agreement, dated March 9, 2007 (incorporated by reference to Exhibit 10.3 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-139556) filed by Pinnacle Gas Resources, Inc. on April 3, 2007).
10.4	—	Purchase and Sale Agreement, dated February 7, 2006, between Kennedy Oil and Pinnacle Gas Resources, Inc. (incorporated by reference to Exhibit 10.5 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-133983) filed by Pinnacle Gas Resources, Inc. on September 15, 2006).
10.5	—	Gas Gathering Agreement (Low Pressure Field Gathering) by and among Bitter Creek Pipelines, LLC and Pinnacle Gas Resources, Inc., Quaneco L.L.C. and Dolphin Energy Corporation (incorporated by reference to Exhibit 10.6 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-133983) filed by Pinnacle Gas Resources, Inc. on September 15, 2006).
10.6	—	Gas Gathering Agreement (High Pressure Gathering Line) by and among Bitter Creek Pipelines, LLC and Pinnacle Gas Resources, Inc., Quaneco L.L.C. and Dolphin Energy Corporation (incorporated by reference to Exhibit 10.7 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-133983) filed by Pinnacle Gas Resources, Inc. on September 15, 2006).
10.7	—	Midstream Transportation Agreement, effective December 1, 2003, by and between Pinnacle Gas Resources, Inc. and Clear Creek Natural Gas, LLC (incorporated by reference to Exhibit 10.8 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-133983) filed by Pinnacle Gas Resources, Inc. on September 15, 2006).
†10.8	—	Amended and Restated Stock Incentive Plan, effective February 16, 2006 (incorporated by reference to Exhibit 10.9 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-133983) filed by Pinnacle Gas Resources, Inc. on September 15, 2006).
†10.9	—	Form of Stock Option Agreement (incorporated by reference to Exhibit 10.10 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-133983) filed by Pinnacle Gas Resources, Inc. on September 15, 2006).
†10.10	—	Form of Restricted Stock Grant Agreement (incorporated by reference to Exhibit 10.11 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-133983) filed by Pinnacle Gas Resources, Inc. on September 15, 2006).
†10.11	—	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.13 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-133983) filed by Pinnacle Gas Resources, Inc. on September 15, 2006).
10.12	—	Purchase/Placement Agreement, dated March 31, 2006, between Pinnacle Gas Resources, Inc. and Friedman, Billings, & Ramsey & Co., Inc. (incorporated by reference to Exhibit 10.18 to the Registration Statement on Form S-1 (File No. 333-133983) filed by Pinnacle Gas Resources, Inc. on May 10, 2006).

Exhibit Number		Description
†10.14	—	Employment Agreement, dated July 20, 2007, by and between Pinnacle Gas Resources, Inc. and Peter G. Schoonmaker (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 001-33457) filed by Pinnacle Gas Resources, Inc. on July 24, 2007).
†10.15	—	Employment Agreement, dated July 20, 2007, by and between Pinnacle Gas Resources, Inc. and Ronald T. Barnes (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K (File No. 001-33457) filed by Pinnacle Gas Resources, Inc. on July 24, 2007).
†10.16	—	Pinnacle Gas Resources, Inc. Management Incentive Plan (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K (File No. 001-33457) filed by Pinnacle Gas Resources, Inc. on July 24, 2007).
10.17	—	Letter Agreement by and between Pinnacle Gas Resources, Inc. and the Royal Bank of Scotland, executed as of April 10, 2008, regarding the credit facility dated as of February 12, 2007 (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q (File No. 001-33457) filed by Pinnacle Gas Resources, Inc. on May 15, 2008).
10.18	—	Second Amendment to Credit Agreement, dated August 4, 2008 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 001-33457) filed by Pinnacle Gas Resources, Inc. on August 6, 2008).
10.19	—	Third Amendment to Credit Agreement, effective December 31, 2008 (incorporated by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q (File No. 001-33457) filed by Pinnacle Gas Resources, Inc. on November 14, 2008).
†10.20	—	Second Amended and Restated Stock Incentive Plan, effective November 11, 2008 (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q (File No. 001-33457) filed by Pinnacle Gas Resources, Inc. on November 14, 2008).
10.21		Fourth Amendment to Credit Agreement, dated as of April 14, 2009 (incorporated herein by reference to Exhibit 10.21 to the Annual Report on Form 10-K (File No. 001-33457) filed by Pinnacle Gas Resources, Inc. on April 15, 2009).
10.22	—	Waiver to Credit Agreement, dated as of August 19, 2009 (incorporated herein by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q filed by Pinnacle Gas Resources on August 19, 2009).
10.23	—	Fifth Amendment to the Credit Agreement, dated August 26, 2009 (incorporated herein by reference to Exhibit 10.1 to the 8-K filed by Pinnacle Gas Resources, Inc. on August 27, 2009).
10.24	—	Sixth Amendment to the Credit Agreement, dated October 20, 2009 (incorporated herein by reference to Exhibit 10.1 to the 8-K filed by Pinnacle Gas Resources, Inc. on October 22, 2009).
10.25	—	Waiver and Amendment, dated October 26, 2009 (incorporated herein by reference to Exhibit 10.1 to the 8-K filed by Pinnacle Gas Resources, Inc. on October 29, 2009).
10.26	—	Waiver and Amendment, dated November 16, 2009 (incorporated herein by reference to Exhibit 10.1 to the 8-K filed by Pinnacle Gas Resources, Inc. on November 19, 2009).
10.27	—	Waiver and Amendment, dated November 23, 2009 (incorporated herein by reference to Exhibit 10.1 to the 8-K filed by Pinnacle Gas Resources, Inc. on November 23, 2009).
10.28	—	Waiver and Agreement dated as of January 5, 2010 (incorporated herein by reference to Exhibit 10.1 to the 8-K filed by Pinnacle Gas Resources, Inc. on January 8, 2010).

Exhibit Number		Description
10.29	—	Seventh Amendment and Waiver to the Credit Agreement dated as of January 13, 2010 (incorporated herein by reference to Exhibit 10.1 to the 8-K filed by Pinnacle Gas Resources, Inc. on January 19, 2010).
*23.1	—	Consent of Netherland and Sewell Associates, Inc.
*31.1	—	Certification of President and Chief Executive Officer of Pinnacle Gas Resources, Inc. pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
*31.2	—	Certification of Senior Vice President, Chief Financial Officer and Secretary of Pinnacle Gas Resources, Inc. pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
*32.1	—	Certification of President and Chief Executive Officer of Pinnacle Gas Resources, Inc. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
*32.2	—	Certification of Senior Vice President, Chief Financial Officer and Secretary of Pinnacle Gas Resources, Inc. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
*99.1	—	Estimate of Reserves and Future Revenue to the Pinnacle Gas Resources, Inc. interest in certain Coalbed Methane Properties located in Montana and Wyoming as of December 31, 2009.

*
Filed herewith

†
Management contract or compensatory plan or arrangement

SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PINNACLE GAS RESOURCES, INC.
By:	/s/ PETER G. SCHOONMAKER Name: Peter G. Schoonmaker Title: President and Chief Executive Officer

Date: March 31, 2010

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ PETER G. SCHOONMAKER Peter G. Schoonmaker	President and Chief Executive Officer (Principal Executive Officer) and Director	March 31, 2010
/s/ RONALD T. BARNES Ronald T. Barnes	Senior Vice President, Chief Financial Officer and Secretary (Principal Financial Officer and Principal Accounting Officer)	March 31, 2010
/s/ THOMAS G. MCGONAGLE Thomas G. McGonagle	Chairman of the Board of Directors	March 31, 2010
/s/ ROBERT L. CABES, JR. Robert L. Cabes, Jr.	Director	March 31, 2010
/s/ JEFFREY P. GUNST Jeffrey P. Gunst	Director	March 31, 2010
/s/ S. P. JOHNSON, IV S. P. Johnson, IV	Director	March 31, 2010
/s/ F. GARDNER PARKER F. Gardner Parker	Director	March 31, 2010
/s/ SUSAN C. SCHNABEL Susan C. Schnabel	Director	March 31, 2010

Preliminary Copy—Subject to Completion, Dated June 10, 2010

PINNACLE GAS RESOURCES, INC.
SPECIAL MEETING OF STOCKHOLDERS
[                        ], 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Pinnacle Gas Resources, Inc., a Delaware corporation ("Pinnacle"), hereby constitutes and appoints Peter G. Schoonmaker and Ronald T. Barnes, and each of them, his true and lawful agents and proxies, as proxies, with full power of substitution in each, to vote, as designated on the reverse side, all shares of common stock, $.01 par value, of Pinnacle that the undersigned would be entitled to vote at the special meeting of stockholders of Pinnacle to be held [                        ], 2010, and at any adjournment or postponement thereof, on the following matters more particularly described in the accompanying proxy statement dated [                        ], 2010.

This proxy revokes all prior proxies with respect to the special meeting. This proxy will be voted in the manner directed herein and in accordance with the accompanying proxy statement. Receipt of the Notice of Special Meeting and the related proxy statement is hereby acknowledged. If no direction is made, the undersigned grants the proxies named above discretionary authority with respect to, and this proxy will be voted FOR, proposals 1 and 2 which are being proposed by Pinnacle's board of directors. In their discretion, the proxies named above are authorized to consider and vote upon such other matters as may properly come before the special meeting or any adjournment or postponement thereof. Pinnacle's board of directors unanimously recommends that you vote FOR the approval of proposals 1 and 2.

TO DELIVER YOUR PROXY

MAIL—Simply complete, sign and date your proxy card and return it in the envelope provided as soon as possible. If you are delivering your proxy by telephone or Internet, please do not mail your proxy card.

CONTROL NUMBER
[                        ]
(Continued and to be signed on the reverse side)

PINNACLE GAS RESOURCES, INC.
SPECIAL MEETING OF STOCKHOLDERS
[                        ], 2010

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

Please mark your vote in blue or black ink as shown here. ☒

1.
Proposal to adopt the Agreement and Plan of Merger dated February 23, 2010, among Pinnacle Gas Resources, Inc., Powder Holdings, LLC and Powder Acquisition Co., as it may be amended from time to time.

☐ FOR
☐ AGAINST
☐ ABSTAIN

2.
Proposal to approve the postponement or adjournment of the special meeting to a later date to solicit additional proxies in favor of the adoption of the Merger Agreement, as it may be amended from time to time, if there are not sufficient votes for adoption of the Merger Agreement, as it may be amended from time to time, at the special meeting.

☐ FOR
☐ AGAINST
☐ ABSTAIN

3.
In accordance with their discretion, to consider and vote upon such other matters as may properly come before the special meeting or any adjournment or postponement of the special meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder	Date:
Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.